UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04000

CALVERT VARIABLE PRODUCTS, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2014

Item 1. Report to Stockholders.

[Calvert VP SRI Large Cap Value Portfolio Annual Report to Shareholders]

[Calvert VP S&P 500 Index Portfolio Annual Report to Shareholders]

[Calvert VP S&P MidCap 400 Index Portfolio Annual Report to Shareholders]

[Calvert VP Nasdaq-100 Index Portfolio Annual Report to Shareholders]

[Calvert VP Russell 2000 Small Cap Index Portfolio Annual Report to Shareholders]

[Calvert VP EAFE International Index Portfolio Annual Report to Shareholders]

[Calvert VP Investment Grade Bond Index Portfolio Annual Report to Shareholders]

[Calvert VP Natural Resources Portfolio Annual Report to Shareholders]

[Calvert VP Volatility Managed Moderate Portfolio Annual Report to Shareholders]

[Calvert VP Volatility Managed Moderate Growth Portfolio Annual Report to Shareholders]

[Calvert VP Volatility Managed Growth Portfolio Annual Report to Shareholders]

Calvert VP SRI Large Cap Value Portfolio
Annual Report December 31, 2014

4	Portfolio Management Discussion
7	Shareholder Expense Example
8	Report of Independent Registered Public Accounting Firm
9	Statement of Net Assets
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
18	Financial Highlights
19	Explanation of Financial Tables
20	Proxy Voting
20	Availability of Quarterly Portfolio Holdings
20	Basis for Board’s Approval of Investment Advisory Contract
23	Director and Officer Information Table

CALVERT VP SRI LARGE CAP VALUE PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Calvert Investment Management, Inc.
For the year ended December 31, 2014, the Calvert VP SRI Large Cap Value Portfolio returned 8.88% versus 13.45% for the Russell 1000 Value Index. Both sector positioning and stock selection detracted from the Portfolio’s performance relative to the Index. Positions in Technology, Energy, and Health Care detracted, whereas stock selection in Consumer Discretionary was beneficial.
Investment Climate
In 2014, equity market returns largely reflected broad macroeconomic trends. Improving economic conditions in the United States contrasted starkly with the deteriorating growth outlook for much of the rest of the world, particularly Europe. The dollar strengthened against this backdrop, and was a headwind for emerging markets. Concerns that China's economic slowdown could be headed for a "hard landing" that would negatively impact global economic growth also continued throughout the year.
U.S. stocks far outpaced international stocks in 2014, with the Russell 3000 Index, representing the total U.S. equity market, returning 7.41%, versus -4.50% for the MSCI EAFE Index, representing the large-cap, developed international equity market. U.S. large-cap stocks outperformed small-cap stocks; however, small-cap stocks, which are more U.S.-centric and less dependent on global growth, surged in the fourth quarter to regain some ground.
Economic Growth in U.S. Outpaces Rest of Developed World
Macroeconomic data showed the U.S. economy regained its footing in 2014 after a weather-induced, disappointing first quarter. With consumer spending picking up and consumer confidence reaching an eight-year high, due in part to lower gas prices, the U.S. economic recovery appeared to be gaining momentum. The job market continued to show signs of improvement after adding an average of 246,000 jobs per month over the course of the year, which helped push the unemployment rate down to 5.6% by year-end. Although wage growth has been taking longer to materialize than in past recoveries, decreases in labor market slack should eventually translate to wage inflation.
Geopolitical Turmoil Intensifies but Oil Moves Lower
Geopolitical turmoil dominated headlines for much of the year with ongoing conflict in the Ukraine and escalating tensions in the Middle East that spurred the U.S. and partners to confront ISIS militarily.

AVERAGE ANNUAL TOTAL RETURN (period ended 12.31.14)

One year	8.88%
Five year	13.10%
Ten year	6.49%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.84%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

4 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT (UNAUDITED)

Bucking historical trends, oil prices continued to decline despite conflict in the Middle East, Ukraine, and Russia as a combination of growing oil supply from North America and weaker global demand helped push oil prices down.
Countries and regions such as the U.S., Japan, China, and Europe which import a large portion of their energy stand to benefit from the significant decline in the price of oil, while OPEC members and other oil-producers, such as Russia, could continue to be pressured. Pockets of the U.S. economy tied to the shale boom are likely to be negatively impacted as well, but we believe this can be more than offset by the significant positive impact of cheaper input prices and lower gas prices for manufacturers and consumers.
Global Easing Continues Amid Low Inflation Backdrop
The Fed wound down its bond-buying program (QE) throughout the year and expects to begin raising rates in mid-2015; though even with a gradual tightening, monetary policy should still remain accommodative for an extended period of time. In the meantime, global easing initiatives ramped up outside of the U.S. The Bank of Japan announced a massive stimulus policy and a strong QE program is expected from the European Central Bank in early 2015 after economic conditions in the eurozone deteriorated throughout the year. The People’s Bank of China also introduced several easing measures at the end of the year, which fueled a strong rally in Chinese stocks; however, significant concerns over growth in China remain.
Portfolio Strategy
While the Portfolio delivered positive returns for the 12-month reporting period, it underperformed its benchmark, the Russell 1000 Value Index, primarily due to a combination of sector allocations and individual stock selection. In December, portfolio manager James McGlynn resigned and both Natalie Trunow, Calvert Senior Vice President and Chief Investment Officer-Equities, and Rachel Volynsky, Calvert Vice President and Senior Portfolio Manager, were added to the Portfolio's investment management team.
Performance Contributors
From a sector perspective, the top three contributors to performance were Consumer Discretionary, Materials, and Consumer Staples. The Portfolio also benefited from merger and acquisition activity. In Consumer Discretionary, Time Warner’s stock price was boosted from a hostile takeover attempt by 21st Century Fox. While Time Warner’s management turned down the offer, its stock price rose, nearly reaching Fox’s intended takeover price.  DirecTV also benefited as a takeover target by AT&T.

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	6.7%
Consumer Staples	7.6%
Energy	10.9%
Financials	23.6%
Health Care	12.7%
Industrials	13.1%
Information Technology	13.3%
Materials	2.0%
Short-Term Investments	2.1%
Telecommunication Services	5.0%
Utilities	3.0%
Total	100%

The Portfolio was overweight Consumer Staples stocks, where holdings such as Walgreens Boots Alliance1 and CVS had strong performance. The purchase of Walgreens Boots Alliance was initiated during the year as the stock traded lower on an earnings shortfall related to short-term generic drug price inflation issues, weakness in Europe, and management’s reluctance to relocate to a lower-tax jurisdiction.
Finally, the Portfolio benefited from avoiding exposure to metals and mining stocks, and a well-timed sale of Dow Chemical.
Performance Detractors
The Portfolio’s top three detractors from performance were the Technology, Energy, and Health Care sectors. In Technology, stock selection hurt relative performance, with poor returns from Google and eBay and a lack of exposure to Intel, which was a strong performer. In our view, Google’s valuation remains compelling in view of its dominant market share and growth.
The Portfolio had full exposure to the poor-performing oil and gas sector, which was responsible for five of the top ten detractors from Portfolio performance. Oil prices declined substantially and precipitously during the second half of the year, down over 50% from their peak in June. An underweight to the more defensive, integrated oil companies hurt performance as did the Portfolio’s exposure to the underperforming oil producers, including Noble Energy, Marathon Oil, Occidental Petroleum, and Southwestern Energy. A position in energy-equipment company National Oilwell Varco detracted as well, as it lagged its peers. Negative performance in the oil and gas sector was partly offset by well-timed trades in Exxon Mobil, our sale of Southwestern Energy prior to the downturn in oil prices, and our reducing our position in Marathon Oil. In the short term, the oil market is

www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT (UNAUDITED) 5

oversupplied but the imbalance should correct itself over the long-term, as high cost oil and gas production becomes uneconomic.
We believe our current portfolio holdings represent good value at current price levels, and we will take advantage of price corrections to reallocate funds to our higher-conviction names. On pullbacks, we have been adding to our positions in National Oilwell Varco, Noble Energy, and Devon Energy.
In Health Care, our lack of exposure to biotech and HMO stocks proved a drag on relative returns, as did our position in the pharmaceutical firm Sanofi. Shares of Sanofi fell on lower-than-expected third-quarter earnings and price pressures on its largest diabetes-treatment drug, Lantus. We continued to add to our Sanofi position due to its significant price discount relative to its peers, and its attractiveness as a leader in multiple oligopolistic markets, including diabetes, vaccines, and rare diseases. The declines in Health Care were partly offset by strong returns from Zoetis and Covidien, which benefited from being takeover targets.
Outlook
We've been positive on the U.S. economy, especially relative to Europe, since the financial crisis and increasingly so in the last two to three years. Things have been getting progressively better in the U.S. and worse in Europe. We expect this dichotomy to continue for some time because of the eurozone's inability to enact much needed structural economic reforms, although European financial markets might have a temporary rally in the first quarter when the QE measures are announced. On the other hand, GDP numbers in the U.S. have been very healthy and an above consensus GDP growth of 3.5 percent is quite realistic next year absent a repeat of the extreme weather conditions from last year and significant geo-political crises. In the U.S., extreme weather conditions erased about 1% of GDP in the first quarter of 2014. If this is a long-term trend, global markets may be in for a rude awakening.

Since the U.S. economy is relatively well insulated, we think U.S. stocks can post decent performance, but probably not as good as the past couple of years. Although U.S. equities appear fairly-valued based on historical standards, given the positive economic backdrop in the U.S. relative to the rest of the world, U.S. stocks could command a premium multiple and further multiple expansion next year is not out of the question.
Countries and regions such as the U.S., Japan, China, and Europe which import a large portion of their energy stand to benefit from the significant decline in the price of oil, while OPEC members and other oil-producers such as Russia could continue to be pressured. Pockets of the U.S. economy tied to the shale boom are likely to be negatively impacted as well, but we believe this can be more than offset by the significant positive multiplier effect from cheaper oil benefiting both consumers and manufacturers. Lower hydrocarbon-based energy prices could challenge the alternative energy industry in the near-term, but we view the transition from fossil fuels to alternative energy as inevitable, which reinforces our environmental, social, and governance (ESG) positioning with respect to the alternative energy sector.
Because of the high dollar and low energy prices, inflation in the U.S. will likely remain low with deflationary threats very real in many parts of the world. This may give the Fed pause in how soon and how high they want to raise rates, because global economic conditions can have an impact on the U.S., and it is probably unlikely that we will see robust economic growth outside the U.S. next year. As a result, the tightening path might wind up taking longer to materialize with rates staying at levels lower than consensus believes. Overall, the divergence in economic conditions should continue to support the dollar which could be another reason to favor U.S. assets.
January 2015

As of December 31, 2014, the following companies represented the following percentages of Portfolio net assets: Time Warner 2.03%, 21st Century Fox 0.00%, DirecTV 0%, AT&T 0%, Walgreens Boots Alliance 1.08%, CVS 0%, Dow Chemical 0%, Google 2.97%, eBay 2.52%, Noble Energy 2.59%, Marathon Oil 0%, Occidental Petroleum 2.12%, Southwestern Energy 0%, ExxonMobil 0%, National Oilwell Varco 2.72%, Devon 2.56%, Sanofi 2.46%, Zoetis 0%, and Covidien 0% . Holdings are subject to change.

1.
In August 2012, Walgreens purchased 45% of the shares of Allliance Boots GmbH, a multinational pharmacy, health, and beauty concern headquartered in Bern, Switzerland, with the intention of merging the two businesses. Walgreens exercised its option to purchase the remaining shares in August 2014 and the two companies merged on December 31, 2014 to form Walgreens Boots Alliance.

6 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14 - 12/31/14
Actual	$1,000.00	$1,017.67	$3.97

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.27	$3.97

* Expenses are equal to the Portfolio’s annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP SRI Large Cap Value Portfolio:
We have audited the accompanying statement of net assets of the Calvert VP SRI Large Cap Value Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Large Cap Value Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2015

8 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2014

EQUITY SECURITIES - 97.9%	SHARES	VALUE

Banks - 12.2%
Fifth Third Bancorp	220,953	$4,501,917
JPMorgan Chase & Co.	96,659	6,048,920
The PNC Financial Services Group, Inc.	83,049	7,576,560
		18,127,397

Beverages - 1.9%
PepsiCo, Inc.	30,742	2,906,964

Biotechnology - 1.4%
Amgen, Inc.	13,400	2,134,486

Capital Markets - 5.1%
Morgan Stanley	118,543	4,599,468
The Bank of New York Mellon Corp.	72,888	2,957,066
		7,556,534

Chemicals - 2.0%
Potash Corp of Saskatchewan, Inc.	84,377	2,980,196

Commercial Services & Supplies - 1.5%
The ADT Corp.	62,600	2,267,998

Communications Equipment - 4.4%
Cisco Systems, Inc.	126,128	3,508,250
QUALCOMM, Inc.	41,327	3,071,836
		6,580,086

Consumer Finance - 2.4%
Capital One Financial Corp.	43,120	3,559,556

Diversified Telecommunication Services - 2.0%
Deutsche Telekom AG (ADR)	189,754	3,015,191

Electric Utilities - 3.0%
FirstEnergy Corp.	113,800	4,437,062

Electrical Equipment - 2.6%
Eaton Corp. plc	57,047	3,876,914

Energy Equipment & Services - 2.7%
National Oilwell Varco, Inc.	61,881	4,055,062

Food & Staples Retailing - 1.1%
Walgreens Boots Alliance, Inc.	21,072	1,605,686

Food Products - 2.4%
Unilever NV, NY Shares	92,205	3,599,683

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EQUITY SECURITIES - CONT'D	SHARES	VALUE

Health Care Providers & Services - 2.6%
Quest Diagnostics, Inc.	57,084	$3,828,053

Household Products - 2.2%
The Procter & Gamble Co.	35,800	3,261,022

Industrial Conglomerates - 4.0%
General Electric Co.	233,864	5,909,743

Insurance - 4.0%
American International Group, Inc.	53,646	3,004,713
MetLife, Inc.	53,616	2,900,089
		5,904,802

Internet Software & Services - 5.5%
eBay, Inc.*	66,828	3,750,387
Google, Inc.:
Class A*	2,800	1,485,848
Class C*	5,593	2,944,155
		8,180,390

Machinery - 5.0%
Cummins, Inc.	15,393	2,219,209
Deere & Co.	59,084	5,227,161
		7,446,370

Media - 4.6%
Comcast Corp.	66,467	3,855,751
Time Warner, Inc.	35,511	3,033,350
		6,889,101

Oil, Gas & Consumable Fuels - 8.2%
Devon Energy Corp.	62,431	3,821,402
Noble Energy, Inc.	81,532	3,867,063
Occidental Petroleum Corp.	39,300	3,167,973
Phillips 66 Co.	18,421	1,320,786
		12,177,224

Pharmaceuticals - 8.7%
Merck & Co., Inc.	49,264	2,797,703
Pfizer, Inc.	210,062	6,543,431
Sanofi SA (ADR)	80,541	3,673,475
		13,014,609

Software - 3.4%
Microsoft Corp.	110,257	5,121,438

Specialty Retail - 2.1%
The Gap, Inc.	75,341	3,172,610

10 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Wireless Telecommunication Services - 2.9%
Vodafone Group plc (ADR)	127,954	$4,372,188

Total Equity Securities (Cost $131,649,323)		145,980,365

TIME DEPOSIT - 2.1%	PRINCIPAL AMOUNT
State Street Bank Time Deposit, 0.069%, 1/2/15	$3,116,008	3,116,008

Total Time Deposit (Cost $3,116,008)		3,116,008

TOTAL INVESTMENTS (Cost $134,765,331) - 100.0%		149,096,373
Other assets and liabilities, net - 0.0%		4,732
NET ASSETS - 100%		$149,101,105

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,604,397 shares of common stock outstanding;
$0.10 par value, 40,000,000 shares authorized		$145,172,193
Undistributed net investment income		163,272
Accumulated net realized gain (loss) on investments and foreign currency transactions		(10,565,402)
Net unrealized appreciation (depreciation)		14,331,042

NET ASSETS		$149,101,105

NET ASSET VALUE PER SHARE		$92.93

* Non-income producing security. Abbreviations: ADR: American Depositary Receipts plc: Public Limited Company See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $65,233)	$3,226,621
Interest income	2,703
Total investment income	3,229,324

Expenses:
Investment advisory fee	976,599
Transfer agency fees and expenses	13,665
Directors' fees and expenses	25,686
Administrative fees	152,594
Accounting fees	21,224
Custodian fees	17,140
Reports to shareholders	47,380
Professional fees	33,345
Miscellaneous	5,089
Total expenses	1,292,722
Reimbursement from Advisor	(102,492)
Net expenses	1,190,230

NET INVESTMENT INCOME	2,039,094

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	28,610,192
Foreign currency transactions	(264)
28,609,928
Change in unrealized appreciation (depreciation) on:
Investments	(17,613,143)
Assets and liabilities denominated in foreign currencies	(13)
(17,613,156)

NET REALIZED AND UNREALIZED GAIN (LOSS)	10,996,772

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,035,866

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013
Operations:
Net investment income	$2,039,094	$2,184,687
Net realized gain (loss)	28,609,928	20,004,239
Change in unrealized appreciation (depreciation)	(17,613,156)	18,157,045

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,035,866	40,345,971

Distributions to shareholders from:
Net investment income	(2,179,364)	(2,383,890)
Net realized gain	(14,806,187)	—
Total distributions	(16,985,551)	(2,383,890)

Capital share transactions:
Shares sold	1,538,975	5,371,585
Reinvestment of distributions	16,985,551	2,383,890
Shares redeemed	(21,511,824)	(20,512,297)
Total capital share transactions	(2,987,298)	(12,756,822)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,936,983)	25,205,259

NET ASSETS
Beginning of year	156,038,088	130,832,829
End of year (including undistributed net investment income of $163,272 and $303,806, respectively)	$149,101,105	$156,038,088

CAPITAL SHARE ACTIVITY
Shares sold	15,232	61,624
Reinvestment of distributions	180,928	25,339
Shares redeemed	(213,868)	(237,588)
Total capital share activity	(17,708)	(150,625)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP SRI Large Cap Value Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. There were no such transfers during the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

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Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2014, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2014, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$145,980,365	—	—	$145,980,365
Other debt obligations	—	$3,116,008	—	3,116,008
TOTAL	$145,980,365	$3,116,008	—	$149,096,373

* For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .64% of the Portfolio’s average daily net assets. Under the terms of the agreement, $81,072 was payable at year end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2015. The contractual expense cap is .78%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $11,550 was receivable at year end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $12,667 was payable at year end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $11,521 for the year ended December 31, 2014. Under the terms of the agreement, $972 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000 ($44,000 effective January 1, 2015). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $107,503,541 and $125,567,432, respectively.

CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
31-Dec-17	($10,686,245)
31-Dec-18	(3,201,024)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

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The tax character of dividends and distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$2,179,364	$2,383,890
Long-term capital gain	14,806,187	—
Total	$16,985,551	$2,383,890
As of December 31, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$17,030,899
Unrealized (depreciation)	(3,079,536)
Net unrealized appreciation/(depreciation)	$13,951,363

Undistributed ordinary income	$163,272
Undistributed long-term capital gain	$3,701,546
Capital loss carryforward	($13,887,269)

Federal income tax cost of investments	$135,145,010
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and capital loss limitations under Internal Revenue Code Section 382.
Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to foreign currency transactions.

Undistributed net investment income	($264)
Accumulated net realized gain (loss)	264
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2014.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the year ended December 31, 2014, the Portfolio considers 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code and $14,806,187 of the long-term capital gain distributions paid during the year as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,
	2014	2013	2012	2011 (z)	2010 (z)
Net asset value, beginning	$96.19	$73.80	$64.22	$66.82	$60.76
Income from investment operations:
Net investment income	1.44	1.39	1.36	1.24	1.05
Net realized and unrealized gain (loss)	7.22	22.48	9.56	(2.36)	6.00
Total from investment operations	8.66	23.87	10.92	(1.12)	7.05
Distributions from:
Net investment income	(1.53)	(1.48)	(1.34)	(1.48)	(0.99)
Net realized gain	(10.39)	—	—	—	—
Total distributions	(11.92)	(1.48)	(1.34)	(1.48)	(0.99)
Total increase (decrease) in net asset value	(3.26)	22.39	9.58	(2.60)	6.06
Net asset value, ending	$92.93	$96.19	$73.80	$64.22	$66.82

Total return*	8.88%	32.39%	17.03%	(1.68)%	11.60%
Ratios to average net assets: A
Net investment income	1.34%	1.51%	1.87%	1.85%	1.70%
Total expenses	0.85%	0.84%	0.85%	0.85%	0.84%
Expenses before offsets	0.78%	0.78%	0.77%	0.75%	0.74%
Net expenses	0.78%	0.78%	0.77%	0.75%	0.74%
Portfolio turnover	72%	55%	51%	16%	27%
Net assets, ending (in thousands)	$149,101	$156,038	$130,833	$117,125	$164,863

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 10, 2014, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's

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compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-year period ended June 30, 2014, and above the median of its peer group for the three- and five-year periods ended June 30, 2014. The data also indicated that the Portfolio underperformed its Lipper index for the one- and five-year periods ended June 30, 2014, and outperformed its Lipper index for the three-year period ended June 30, 2014. The Board took into account management’s discussion of Portfolio performance and management’s continued close monitoring of the Portfolio’s performance. The Board also considered that a new portfolio manager was added to the current team. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Portfolio’s performance.
In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were at the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor is currently reimbursing a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio and management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio and the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide

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services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board noted that the Advisor is currently reimbursing a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio’s growth and size on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the Portfolio’s performance; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio's advisory fee is reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 79	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 64	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 69	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	23	• Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 68	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 77	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
JOHN HENRY STREUR, JR. * AGE: 55	Director & Chair (CVS) President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since 1/1/15); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through 1/1/12); President and Director, The Managers Funds and Managers AMG Funds (through 1/1/12).	37
•
Portfolio 21 Investments, Inc. (through October 2014)
•
Managers Investment Group LLC (through 1/1/12)
•
The Managers Funds (through 1/1/12)
•
Managers AMG Funds (through 1/1/12)
•
Calvert Social Investment Foundation

WILLIAM LESTER* AGE: 57	Director & President (CVS) Director & Chair (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13	• Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank -Lincoln • Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ROBERT DOUGLAS BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 41	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014).
Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc.(2005-2010).

THOMAS A. DAILEY AGE: 50	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP
Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Acting Chief Financial Officer & Assistant Treasurer	2014	Acting Chief Financial Officer (since September 2014) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for Calvert Investment Management, Inc. since 2009.
TRACI L. GOLDT AGE: 41	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011)
HUI PING HO, CPA Age: 50	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
VISHAL KHANDUJA AGE: 36	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

24 www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
AUGUSTO DIVO MACEDO, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 59	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 67	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 47	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
MICHAEL V. YUHAS JR., CPA AGE: 53	Fund Controller & Assistant Treasurer	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.
*    The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.
Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT (UNAUDITED) 25

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Calvert VP S&P 500 Index Portfolio
Annual Report December 31, 2014

4	Portfolio Management Discussion
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
23	Statement of Operations
24	Statements of Changes in Net Assets
25	Notes to Financial Statements
32	Financial Highlights
33	Explanation of Financial Tables
34	Proxy Voting
34	Availability of Quarterly Portfolio Holdings
34	Basis for Board’s Approval of Investment Advisory Contracts
38	Director and Officer Information Table

CALVERT VP S&P 500 INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor
Performance
For the year ended December 31, 2014, the Calvert VP S&P 500 Index Portfolio returned 13.21% compared with 13.69% for the Standard & Poor’s (S&P) 500 Index. The slight underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not have.
Investment Climate
The U.S. equity markets earned solid positive returns in 2014, as economic recovery in the United States continued to gain momentum. Within the domestic universe, large-cap stocks provided the highest return in 2014, up 13.69% as measured by the S&P 500 Index. Mid-cap stocks and small-cap stocks provided lower returns, with the S&P Midcap 400 Index and Russell 2000 Index returning 9.77% and 4.89%, respectively. International markets posted negative returns, with emerging markets generally outperforming developed markets.
The Federal Reserve (Fed) concluded its quantitative-easing (QE) program late in the year, as scheduled, following continued signs of improvement in the U.S. economy. Despite a first-quarter setback, U.S. gross domestic product (GDP) growth improved throughout the year, approaching 5%. This is in stark contrast to foreign economies, whose struggles with economic growth were exacerbated by steep declines in oil prices in the second half of the year. Demand for U.S. dollar-denominated assets was strong, which contributed to robust domestic stock performance and helped keep interest rates low, even as the Fed was winding down its QE program.
Portfolio Strategy
As an index fund, the Portfolio seeks, as closely as possible, to replicate the holdings and match the performance of the S&P 500 Index. In pursuit of this objective, the fund employs a passive management approach to replicate the Index.
At year-end, the Index’s largest exposures were to the Information Technology and Financial sectors, at 18.5% and 15.4%, respectively. Other significant weightings included Health Care, Consumer Discretionary, and Industrials, which ranged from 9.9% to 13.3%. The smallest exposures were to Telecommunication Services and Materials, at 2.2% and 2.9%, respectively.

AVERAGE ANNUAL TOTAL RETURN (period ended 12.31.14)

One year	13.21%
Five year	15.02%
Ten year	7.31%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.48%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

4 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

The top-performing sectors were Utilities, up 29.0%, and Healthcare, up 25.3%. The weakest performers were Telecommunication Services, up 3.0%, and Energy, down 7.8%.
During 2014, the Portfolio continued to meet its investment objective of closely tracking the total return of the Index. Market fluctuations, cash flows, and corporate actions may cause the Portfolio to hold a slightly different weighting than the Index. Since the S&P 500 Index is not an actual mutual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses.
Outlook
Entering 2015, we believe the outlook for equities is mixed. The economy continues to recover, corporate earnings remain strong, and unemployment is declining.While the Fed concluded its quantitative-easing program, it has pledged to keep interest rates low for an extended period of time as needed. This should provide a positive backdrop for equities in 2015.
On the downside, domestic stocks are nearing the end of the sixth year of a historic bull market and valuations have become more stretched. In addition, European economies continue to struggle and China’s growth is leveling off. A big question heading into 2015 is whether the price of oil will continue to slide and how that will affect the global equity markets. That said, if Europe begins to turn the corner toward economic recovery, the risk of contagion would be reduced, and stocks could still have more upside in the year ahead.
January 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	11.6%
Consumer Staples	9.2%
Energy	7.8%
Exchange Traded Products	2.5%
Financials	15.4%
Government	0.3%
Health Care	13.3%
Industrials	9.9%
Information Technology	18.5%
Materials	2.9%
Short-Term Investments	3.3%
Telecommunication Services	2.2%
Utilities	3.1%
Total	100%

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 5

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14 - 12/31/14
Actual	$1,000.00	$1,058.89	$2.18

Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.09	$2.14

* Expenses are equal to the Portfolio’s annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P 500 Index Portfolio:
We have audited the accompanying statement of net assets of the Calvert VP S&P 500 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP S&P 500 Index Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2015

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS
DECEMBER 31, 2014

EQUITY SECURITIES - 94.1%	SHARES	VALUE
Aerospace & Defense - 2.5%
General Dynamics Corp.	5,884	$809,756
Honeywell International, Inc.	14,601	1,458,932
L-3 Communications Holdings, Inc.	1,588	200,421
Lockheed Martin Corp.	4,998	962,465
Northrop Grumman Corp.	3,768	555,366
Precision Castparts Corp.	2,671	643,390
Raytheon Co.	5,772	624,357
Rockwell Collins, Inc.	2,500	211,200
Textron, Inc.	5,149	216,824
The Boeing Co.	12,376	1,608,633
United Technologies Corp.	15,762	1,812,630
		9,103,974

Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	2,738	205,049
Expeditors International of Washington, Inc.	3,600	160,596
FedEx Corp.	4,918	854,060
United Parcel Service, Inc., Class B	13,003	1,445,544
		2,665,249

Airlines - 0.4%
Delta Air Lines, Inc.	15,642	769,430
Southwest Airlines Co.	12,763	540,130
		1,309,560

Auto Components - 0.4%
BorgWarner, Inc.	4,218	231,779
Delphi Automotive plc	5,551	403,669
Goodyear Tire & Rubber Co.	5,121	146,307
Johnson Controls, Inc.	12,252	592,261
		1,374,016

Automobiles - 0.6%
Ford Motor Co.	71,855	1,113,753
General Motors Co.	24,973	871,807
Harley-Davidson, Inc.	4,028	265,485
		2,251,045

Banks - 5.7%
Bank of America Corp.	196,152	3,509,159
BB&T Corp.	13,255	515,487
Citigroup, Inc.	56,506	3,057,540
Comerica, Inc.	3,350	156,914
Fifth Third Bancorp	15,690	319,684
Huntington Bancshares, Inc.	15,271	160,651
JPMorgan Chase & Co.	69,684	4,360,825
KeyCorp	16,295	226,500
M&T Bank Corp.	2,426	304,754

8 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Banks - Cont'd
Regions Financial Corp.	25,440	$268,646
SunTrust Banks, Inc.	9,830	411,877
The PNC Financial Services Group, Inc.	9,815	895,422
US Bancorp	33,485	1,505,151
Wells Fargo & Co.	88,012	4,824,818
Zions Bancorporation	3,653	104,147
		20,621,575

Beverages - 2.0%
Brown-Forman Corp., Class B	2,990	262,642
Coca-Cola Enterprises, Inc.	4,185	185,061
Constellation Brands, Inc.*	3,114	305,701
Dr Pepper Snapple Group, Inc.	3,623	259,697
Molson Coors Brewing Co., Class B	2,931	218,418
Monster Beverage Corp.*	2,664	288,644
PepsiCo, Inc.	27,968	2,644,654
The Coca-Cola Co.	73,528	3,104,352
		7,269,169

Biotechnology - 2.7%
Alexion Pharmaceuticals, Inc.*	3,649	675,174
Amgen, Inc.	14,188	2,260,007
Biogen Idec, Inc.*	4,405	1,495,277
Celgene Corp.*	14,897	1,666,378
Gilead Sciences, Inc.*	28,139	2,652,382
Regeneron Pharmaceuticals, Inc.*	1,367	560,812
Vertex Pharmaceuticals, Inc.*	4,486	532,937
		9,842,967

Building Products - 0.1%
Allegion plc	1,909	105,873
Masco Corp.	6,602	166,371
		272,244

Capital Markets - 2.2%
Affiliated Managers Group, Inc.*	1,020	216,485
Ameriprise Financial, Inc.	3,503	463,272
Bank of New York Mellon Corp.	21,037	853,471
BlackRock, Inc.	2,376	849,563
Charles Schwab Corp.	21,603	652,195
E*Trade Financial Corp.*	5,387	130,662
Franklin Resources, Inc.	7,411	410,347
Invesco Ltd.	7,982	315,449
Legg Mason, Inc.	1,897	101,243
Morgan Stanley	28,372	1,100,834
Northern Trust Corp.	4,101	276,407
State Street Corp.	7,787	611,279
T. Rowe Price Group, Inc.	4,847	416,163
The Goldman Sachs Group, Inc.	7,591	1,471,363
		7,868,733

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Chemicals - 2.2%
Air Products & Chemicals, Inc.	3,552	$512,305
Airgas, Inc.	1,337	153,996
CF Industries Holdings, Inc.	961	261,911
Dow Chemical Co.	20,795	948,460
E. I. du Pont de Nemours & Co.	16,941	1,252,617
Eastman Chemical Co.	2,772	210,284
Ecolab, Inc.	4,984	520,928
FMC Corp.	2,457	140,123
International Flavors & Fragrances, Inc.	1,500	152,040
LyondellBasell Industries NV	7,751	615,352
Monsanto Co.	8,970	1,071,646
Mosaic Co.	5,968	272,439
PPG Industries, Inc.	2,551	589,663
Praxair, Inc.	5,404	700,142
Sherwin-Williams Co.	1,522	400,347
Sigma-Aldrich Corp.	2,208	303,092
		8,105,345

Commercial Services & Supplies - 0.4%
Cintas Corp.	1,790	140,408
Pitney Bowes, Inc.	3,738	91,095
Republic Services, Inc.	4,930	198,432
Stericycle, Inc.*	1,655	216,937
The ADT Corp.	3,214	116,443
Tyco International plc	7,767	340,661
Waste Management, Inc.	7,981	409,585
		1,513,561

Communications Equipment - 1.6%
Cisco Systems, Inc.	95,378	2,652,939
F5 Networks, Inc.*	1,373	179,128
Harris Corp.	1,951	140,121
Juniper Networks, Inc.	7,439	166,039
Motorola Solutions, Inc.	3,951	265,033
QUALCOMM, Inc.	31,137	2,314,413
		5,717,673

Construction & Engineering - 0.1%
Fluor Corp.	2,936	178,010
Jacobs Engineering Group, Inc.*	2,653	118,562
Quanta Services, Inc.*	4,318	122,588
		419,160

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	1,200	132,384
Vulcan Materials Co.	2,413	158,606
		290,990

10 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Consumer Finance - 0.9%
American Express Co.	16,597	$1,544,185
Capital One Financial Corp.	10,370	856,044
Discover Financial Services	8,602	563,345
Navient Corp.	7,799	168,536
		3,132,110

Containers & Packaging - 0.2%
Avery Dennison Corp.	1,736	90,064
Ball Corp.	2,565	174,856
MeadWestvaco Corp.	3,281	145,644
Owens-Illinois, Inc.*	3,045	82,184
Sealed Air Corp.	3,972	168,532
		661,280

Distributors - 0.1%
Genuine Parts Co.	2,834	302,019

Diversified Consumer Services - 0.0%
H&R Block, Inc.	5,059	170,387

Diversified Financial Services - 2.0%
Berkshire Hathaway, Inc., Class B*	34,013	5,107,052
CME Group, Inc.	5,823	516,209
Intercontinental Exchange, Inc.	2,123	465,553
Leucadia National Corp.	6,328	141,874
McGraw Hill Financial, Inc.	5,021	446,768
Moody's Corp.	3,469	332,365
The NASDAQ OMX Group, Inc.	2,189	104,984
		7,114,805

Diversified Telecommunication Services - 2.1%
AT&T, Inc.	96,748	3,249,766
CenturyLink, Inc.	10,566	418,202
Frontier Communications Corp.	18,490	123,328
Level 3 Communications, Inc.*	5,259	259,690
Verizon Communications, Inc.	77,400	3,620,772
Windstream Holdings, Inc.	11,118	91,612
		7,763,370

Electric Utilities - 1.7%
American Electric Power Co., Inc.	9,004	546,723
Duke Energy Corp.	13,192	1,102,060
Edison International	6,010	393,535
Entergy Corp.	3,309	289,471
Exelon Corp.	15,841	587,384
FirstEnergy Corp.	7,746	302,017
NextEra Energy, Inc.	8,141	865,307
Northeast Utilities	5,829	311,968
Pepco Holdings, Inc.	4,631	124,713
Pinnacle West Capital Corp.	2,178	148,779
PPL Corp.	12,254	445,188

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 11

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Electric Utilities - Cont'd
The Southern Co.	16,783	$824,213
Xcel Energy, Inc.	9,260	332,619
		6,273,977

Electrical Equipment - 0.5%
AMETEK, Inc.	4,525	238,151
Eaton Corp. plc	8,794	597,640
Emerson Electric Co.	12,946	799,156
Rockwell Automation, Inc.	2,554	284,005
		1,918,952

Electronic Equipment & Instruments - 0.4%
Amphenol Corp.	5,798	311,991
Corning, Inc.	24,138	553,484
FLIR Systems, Inc.	2,784	89,951
TE Connectivity Ltd.	7,540	476,905
		1,432,331

Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	8,043	450,971
Cameron International Corp.*	3,767	188,162
Diamond Offshore Drilling, Inc.	1,478	54,257
Ensco plc	4,311	129,115
FMC Technologies, Inc.*	4,339	203,239
Halliburton Co.	15,579	612,722
Helmerich & Payne, Inc.	1,995	134,503
Nabors Industries Ltd.	5,156	66,925
National Oilwell Varco, Inc.	7,915	518,670
Noble Corp. plc	4,690	77,713
Schlumberger Ltd.	24,023	2,051,804
Transocean Ltd.	6,277	115,057
		4,603,138

Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	8,165	1,157,389
CVS Health Corp.	21,382	2,059,300
Kroger Co.	9,058	581,614
Safeway, Inc.	4,297	150,911
Sysco Corp.	10,784	428,017
Walgreens Boots Alliance, Inc.	16,197	1,234,211
Wal-Mart Stores, Inc.	29,458	2,529,853
Whole Foods Market, Inc.	6,781	341,898
		8,483,193

Food Products - 1.5%
Archer-Daniels-Midland Co.	12,073	627,796
Campbell Soup Co.	3,301	145,244
ConAgra Foods, Inc.	7,769	281,859
General Mills, Inc.	11,336	604,549
Hormel Foods Corp.	2,506	130,563
Kellogg Co.	4,703	307,765
Keurig Green Mountain, Inc.	2,266	300,007

12 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Food Products - Cont'd
Kraft Foods Group, Inc.	10,982	$688,132
McCormick & Co., Inc.	2,407	178,840
Mead Johnson Nutrition Co.	3,728	374,813
Mondelez International, Inc.	31,204	1,133,485
The Hershey Co.	2,753	286,119
The J. M. Smucker Co.	1,913	193,175
Tyson Foods, Inc.	5,448	218,410
		5,470,757

Gas Utilities - 0.0%
AGL Resources, Inc.	2,200	119,922

Health Care Equipment & Supplies - 2.1%
Abbott Laboratories	28,086	1,264,432
Baxter International, Inc.	10,010	733,633
Becton Dickinson and Co.	3,564	495,966
Boston Scientific Corp.*	24,400	323,300
C.R. Bard, Inc.	1,407	234,434
CareFusion Corp.*	3,824	226,916
Covidien plc	8,445	863,755
DENTSPLY International, Inc.	2,627	139,940
Edwards Lifesciences Corp.*	1,946	247,882
Intuitive Surgical, Inc.*	666	352,274
Medtronic, Inc.	18,359	1,325,520
St. Jude Medical, Inc.	5,243	340,952
Stryker Corp.	5,575	525,890
Varian Medical Systems, Inc.*	1,865	161,341
Zimmer Holdings, Inc.	3,096	351,148
		7,587,383

Health Care Providers & Services - 2.2%
Aetna, Inc.	6,593	585,656
AmerisourceBergen Corp.	3,949	356,042
Anthem, Inc.	5,035	632,748
Cardinal Health, Inc.	6,276	506,662
CIGNA Corp.	4,956	510,022
DaVita HealthCare Partners, Inc.*	3,280	248,427
Express Scripts Holding Co.*	13,811	1,169,377
Humana, Inc.	2,855	410,064
Laboratory Corporation of America Holdings*	1,576	170,050
McKesson Corp.	4,325	897,785
Patterson Co.'s, Inc.	1,790	86,099
Quest Diagnostics, Inc.	2,665	178,715
Tenet Healthcare Corp.*	1,917	97,134
UnitedHealth Group, Inc.	17,902	1,809,713
Universal Health Services, Inc., Class B	1,690	188,029
		7,846,523

Health Care Technology - 0.1%
Cerner Corp.*	5,669	366,558

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 13

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Hotels, Restaurants & Leisure - 1.6%
Carnival Corp.	8,401	$380,817
Chipotle Mexican Grill, Inc.*	573	392,224
Darden Restaurants, Inc.	2,634	154,431
Marriott International, Inc.	4,051	316,100
McDonald's Corp.	18,234	1,708,526
Royal Caribbean Cruises Ltd.	3,129	257,924
Starbucks Corp.	13,887	1,139,428
Starwood Hotels & Resorts Worldwide, Inc.	3,321	269,234
Wyndham Worldwide Corp.	2,349	201,450
Wynn Resorts Ltd.	1,494	222,247
Yum! Brands, Inc.	8,142	593,145
		5,635,526

Household Durables - 0.4%
D.R. Horton, Inc.	6,188	156,495
Garmin Ltd.	2,429	128,324
Harman International Industries, Inc.	1,264	134,881
Leggett & Platt, Inc.	2,745	116,964
Lennar Corp.	3,357	150,427
Mohawk Industries, Inc.*	1,218	189,228
Newell Rubbermaid, Inc.	5,073	193,231
PulteGroup, Inc.	6,287	134,919
Whirlpool Corp.	1,441	279,179
		1,483,648

Household Products - 1.9%
Colgate-Palmolive Co.	16,042	1,109,946
Kimberly-Clark Corp.	6,951	803,119
The Clorox Co.	2,372	247,186
The Procter & Gamble Co.	50,400	4,590,936
		6,751,187

Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	12,177	167,677
NRG Energy, Inc.	6,546	176,415
		344,092

Industrial Conglomerates - 2.2%
3M Co.	12,005	1,972,661
Danaher Corp.	11,294	968,009
General Electric Co.	187,306	4,733,223
Roper Industries, Inc.	1,841	287,840
		7,961,733

Insurance - 2.6%
ACE Ltd.	6,230	715,702
Aflac, Inc.	8,378	511,812
Allstate Corp.	7,823	549,566
American International Group, Inc.	26,111	1,462,477
Aon plc	5,318	504,306
Assurant, Inc.	1,416	96,897
Cincinnati Financial Corp.	2,744	142,222

14 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Insurance - Cont'd
Genworth Financial, Inc.*	10,001	$85,008
Lincoln National Corp.	4,866	280,622
Loews Corp.	5,633	236,699
Marsh & McLennan Co.'s, Inc.	10,139	580,356
MetLife, Inc.	21,189	1,146,113
Principal Financial Group, Inc.	5,048	262,193
Progressive Corp.	10,047	271,169
Prudential Financial, Inc.	8,523	770,991
The Chubb Corp.	4,398	455,061
The Hartford Financial Services Group, Inc.	8,048	335,521
The Travelers Co.'s, Inc.	6,181	654,259
Torchmark Corp.	2,399	129,954
Unum Group	4,721	164,668
XL Group plc	5,009	172,159
		9,527,755

Internet & Catalog Retail - 1.1%
Amazon.com, Inc.*	7,081	2,197,588
Expedia, Inc.	1,902	162,355
Netflix, Inc.*	1,106	377,821
The Priceline Group, Inc.*	977	1,113,985
TripAdvisor, Inc.*	2,053	153,277
		4,005,026

Internet Software & Services - 3.0%
Akamai Technologies, Inc.*	3,284	206,761
eBay, Inc.*	21,042	1,180,877
Facebook, Inc.*	38,999	3,042,702
Google, Inc.:
Class A*	5,317	2,821,519
Class C*	5,312	2,796,237
VeriSign, Inc.*	2,033	115,881
Yahoo!, Inc.*	16,433	830,031
		10,994,008

IT Services - 3.1%
Accenture plc	11,679	1,043,051
Alliance Data Systems Corp.*	1,185	338,969
Automatic Data Processing, Inc.	8,894	741,493
Cognizant Technology Solutions Corp.*	11,225	591,108
Computer Sciences Corp.	2,620	165,191
Fidelity National Information Services, Inc.	5,309	330,220
Fiserv, Inc.*	4,598	326,320
International Business Machines Corp.	17,188	2,757,643
MasterCard, Inc.	18,235	1,571,128
Paychex, Inc.	5,972	275,727
Teradata Corp.*	2,854	124,663
Total System Services, Inc.	3,086	104,801
Visa, Inc.	9,120	2,391,264
Western Union Co.	9,942	178,061
Xerox Corp.	20,152	279,307
		11,218,946

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 15

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Leisure Products - 0.1%
Hasbro, Inc.	2,110	$116,029
Mattel, Inc.	6,258	193,654
		309,683

Life Sciences - Tools & Services - 0.4%
Agilent Technologies, Inc.	6,148	251,699
PerkinElmer, Inc.	2,230	97,518
Thermo Fisher Scientific, Inc.	7,461	934,789
Waters Corp.*	1,564	176,294
		1,460,300

Machinery - 1.5%
Caterpillar, Inc.	11,292	1,033,557
Cummins, Inc.	3,155	454,856
Deere & Co.	6,711	593,722
Dover Corp.	3,071	220,252
Flowserve Corp.	2,533	151,549
Illinois Tool Works, Inc.	6,758	639,983
Ingersoll-Rand plc	4,956	314,161
Joy Global, Inc.	1,979	92,063
PACCAR, Inc.	6,543	444,989
Pall Corp.	1,979	200,295
Parker-Hannifin Corp.	2,748	354,355
Pentair plc	3,592	238,581
Snap-on, Inc.	1,077	147,269
Stanley Black & Decker, Inc.	2,879	276,614
Xylem, Inc.	3,390	129,057
		5,291,303

Media - 3.3%
Cablevision Systems Corp.	4,231	87,328
CBS Corp., Class B	8,991	497,562
Comcast Corp.	47,961	2,782,218
DIRECTV*	9,305	806,744
Discovery Communications, Inc.:
Class A*	2,741	94,427
Class C*	5,063	170,724
Gannett Co., Inc.	4,184	133,595
News Corp.*	9,186	144,128
Omnicom Group, Inc.	4,629	358,609
Scripps Networks Interactive, Inc.	1,977	148,809
The Interpublic Group of Co.'s, Inc.	7,815	162,318
The Walt Disney Co.	29,098	2,740,741
Time Warner Cable, Inc.	5,232	795,578
Time Warner, Inc.	15,639	1,335,883
Twenty-First Century Fox, Inc.	34,586	1,328,275
Viacom, Inc., Class B	6,890	518,472
		12,105,411

Metals & Mining - 0.4%
Alcoa, Inc.	21,626	341,475
Allegheny Technologies, Inc.	2,285	79,449

16 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Metals & Mining - Cont'd
Freeport-McMoRan, Inc.	19,162	$447,624
Newmont Mining Corp.	9,197	173,823
Nucor Corp.	5,875	288,169
		1,330,540

Multiline Retail - 0.7%
Dollar General Corp.*	5,595	395,566
Dollar Tree, Inc.*	3,810	268,148
Family Dollar Stores, Inc.	1,792	141,944
Kohl's Corp.	3,768	229,999
Macy's, Inc.	6,440	423,430
Nordstrom, Inc.	2,593	205,858
Target Corp.	11,881	901,887
		2,566,832

Multi-Utilities - 1.2%
Ameren Corp.	4,476	206,478
Centerpoint Energy, Inc.	7,928	185,753
CMS Energy Corp.	5,395	187,476
Consolidated Edison, Inc.	5,403	356,652
Dominion Resources, Inc.	10,891	837,518
DTE Energy Co.	3,266	282,084
Integrys Energy Group, Inc.	1,475	114,829
NiSource, Inc.	5,809	246,418
PG&E Corp.	8,861	471,760
Public Service Enterprise Group, Inc.	9,333	386,479
SCANA Corp.	2,659	160,604
Sempra Energy	4,311	480,073
TECO Energy, Inc.	4,324	88,599
Wisconsin Energy Corp.	4,195	221,244
		4,225,967

Oil, Gas & Consumable Fuels - 6.7%
Anadarko Petroleum Corp.	9,446	779,295
Apache Corp.	7,115	445,897
Cabot Oil & Gas Corp.	7,698	227,938
Chesapeake Energy Corp.	9,340	182,784
Chevron Corp.	35,243	3,953,560
Cimarex Energy Co.	1,700	180,200
ConocoPhillips	22,818	1,575,811
Consol Energy, Inc.	4,241	143,388
Denbury Resources, Inc.	7,035	57,195
Devon Energy Corp.	7,073	432,938
EOG Resources, Inc.	10,221	941,047
EQT Corp.	2,799	211,884
Exxon Mobil Corp.	78,982	7,301,886
Hess Corp.	4,869	359,430
Kinder Morgan, Inc.	31,456	1,330,903
Marathon Oil Corp.	12,472	352,833
Marathon Petroleum Corp.	5,325	480,634
Murphy Oil Corp.	3,112	157,218
Newfield Exploration Co.*	2,515	68,207

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 17

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Oil, Gas & Consumable Fuels - Cont'd
Noble Energy, Inc.	6,627	$314,319
Occidental Petroleum Corp.	14,493	1,168,281
Oneok, Inc.	3,835	190,945
Phillips 66 Co.	10,439	748,476
Pioneer Natural Resources Co.	2,777	413,356
QEP Resources, Inc.	3,322	67,171
Range Resources Corp.	3,111	166,283
Southwestern Energy Co.*	6,513	177,740
Spectra Energy Corp.	12,373	449,140
Tesoro Corp.	2,376	176,656
Valero Energy Corp.	9,844	487,278
Williams Co.'s, Inc.	12,461	559,997
		24,102,690

Paper & Forest Products - 0.1%
International Paper Co.	7,991	428,158

Personal Products - 0.1%
Avon Products, Inc.	8,789	82,529
The Estee Lauder Co.'s, Inc.	4,168	317,601
		400,130

Pharmaceuticals - 5.9%
AbbVie, Inc.	29,717	1,944,681
Actavis plc*	4,944	1,272,635
Allergan, Inc.	5,556	1,181,150
Bristol-Myers Squibb Co.	30,939	1,826,329
Eli Lilly & Co.	18,173	1,253,755
Hospira, Inc.*	3,099	189,814
Johnson & Johnson	52,209	5,459,495
Mallinckrodt plc*	2,100	207,963
Merck & Co., Inc.	53,174	3,019,752
Mylan, Inc.*	6,894	388,615
Perrigo Co. plc	2,626	438,962
Pfizer, Inc.	117,475	3,659,346
Zoetis, Inc.	9,243	397,726
		21,240,223

Professional Services - 0.2%
Equifax, Inc.	2,251	182,039
Nielsen NV	5,982	267,575
Robert Half International, Inc.	2,535	147,993
The Dun & Bradstreet Corp.	743	89,873
		687,480

Real Estate Investment Trusts - 2.2%
American Tower Corp.	7,301	721,704
Apartment Investment & Management Co.	2,703	100,416
AvalonBay Communities, Inc.	2,430	397,038
Boston Properties, Inc.	2,823	363,292
Crown Castle International Corp.	6,158	484,635
Equity Residential	6,702	481,472

18 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Real Estate Investment Trusts - Cont'd
Essex Property Trust, Inc.	1,220	$252,052
General Growth Properties, Inc.	11,643	327,518
HCP, Inc.	8,453	372,185
Health Care REIT, Inc.	6,112	462,495
Host Hotels & Resorts, Inc.	13,964	331,924
Iron Mountain, Inc.	3,380	130,671
Kimco Realty Corp.	7,575	190,435
Plum Creek Timber Co., Inc.	3,281	140,394
Prologis, Inc.	9,218	396,650
Public Storage	2,674	494,289
Simon Property Group, Inc.	5,797	1,055,692
The Macerich Co.	2,616	218,200
Ventas, Inc.	5,430	389,331
Vornado Realty Trust	3,215	378,438
Weyerhaeuser Co.	9,712	348,564
		8,037,395

Real Estate Management & Development - 0.0%
CBRE Group, Inc.*	5,145	176,216

Road & Rail - 1.0%
CSX Corp.	18,528	671,269
Kansas City Southern	2,035	248,331
Norfolk Southern Corp.	5,712	626,092
Ryder System, Inc.	1,055	97,957
Union Pacific Corp.	16,583	1,975,533
		3,619,182

Semiconductors & Semiconductor Equipment - 2.3%
Altera Corp.	5,779	213,476
Analog Devices, Inc.	5,795	321,738
Applied Materials, Inc.	22,458	559,653
Avago Technologies Ltd.	4,644	467,140
Broadcom Corp.	10,252	444,219
First Solar, Inc.*	1,396	62,255
Intel Corp.	90,182	3,272,705
KLA-Tencor Corp.	3,059	215,109
Lam Research Corp.	2,991	237,306
Linear Technology Corp.	4,364	198,998
Microchip Technology, Inc.	3,695	166,682
Micron Technology, Inc.*	19,746	691,308
NVIDIA Corp.	9,538	191,237
Texas Instruments, Inc.	19,702	1,053,367
Xilinx, Inc.	4,959	214,675
		8,309,868

Software - 3.6%
Adobe Systems, Inc.*	8,754	636,416
Autodesk, Inc.*	4,204	252,492
CA, Inc.	5,883	179,137
Citrix Systems, Inc.*	3,031	193,378
Electronic Arts, Inc.*	5,801	272,734

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 19

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Software - Cont'd
Intuit, Inc.	5,240	$483,076
Microsoft Corp.	153,745	7,141,455
Oracle Corp.	60,250	2,709,443
Red Hat, Inc.*	3,493	241,506
Salesforce.com, Inc.*	10,946	649,207
Symantec Corp.	12,760	327,358
		13,086,202

Specialty Retail - 2.3%
AutoNation, Inc.*	1,361	82,218
AutoZone, Inc.*	613	379,514
Bed Bath & Beyond, Inc.*	3,464	263,853
Best Buy Co., Inc.	5,443	212,168
CarMax, Inc.*	4,062	270,448
GameStop Corp.	2,289	77,368
L Brands, Inc.	4,524	391,552
Lowe's Co.'s, Inc.	18,147	1,248,514
O'Reilly Automotive, Inc.*	1,892	364,437
PetSmart, Inc.	1,830	148,770
Ross Stores, Inc.	3,919	369,405
Staples, Inc.	11,929	216,154
The Gap, Inc.	4,797	202,002
The Home Depot, Inc.	24,580	2,580,163
The TJX Co.'s, Inc.	12,919	885,985
Tiffany & Co.	2,047	218,742
Tractor Supply Co.	2,555	201,385
Urban Outfitters, Inc.*	2,033	71,419
		8,184,097

Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	109,391	12,074,579
EMC Corp.	37,768	1,123,220
Hewlett-Packard Co.	34,810	1,396,925
NetApp, Inc.	5,814	240,990
SanDisk Corp.	4,173	408,871
Seagate Technology plc	6,024	400,596
Western Digital Corp.	4,075	451,103
		16,096,284

Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	5,058	189,978
Fossil Group, Inc.*	838	92,800
Michael Kors Holdings Ltd.*	3,776	283,578
Nike, Inc., Class B	13,030	1,252,835
PVH Corp.	1,525	195,459
Ralph Lauren Corp.	1,080	199,973
Under Armour, Inc.*	3,109	211,101
VF Corp.	6,351	475,690
		2,901,414

20 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	9,398	$95,108
People's United Financial, Inc.	6,131	93,069
		188,177

Tobacco - 1.4%
Altria Group, Inc.	36,865	1,816,339
Lorillard, Inc.	6,688	420,943
Philip Morris International, Inc.	29,016	2,363,353
Reynolds American, Inc.	5,740	368,910
		4,969,545

Trading Companies & Distributors - 0.2%
Fastenal Co.	5,037	239,560
United Rentals, Inc.*	1,777	181,272
W.W. Grainger, Inc.	1,124	286,496
		707,328

Total Equity Securities (Cost $197,160,420)		340,218,312

EXCHANGE TRADED PRODUCTS - 2.4%
SPDR S&P 500 ETF Trust	43,150	8,867,325

Total Exchange Traded Products (Cost $8,404,007)		8,867,325

U.S. TREASURY OBLIGATIONS - 0.3%	PRINCIPAL AMOUNT
United States Treasury Bills, 0.11%, 7/23/15 ^	$1,000,000	999,380

Total U.S. Treasury Obligations (Cost $999,380)		999,380

TIME DEPOSIT - 3.3%
State Street Bank Time Deposit, 0.069%, 1/2/15	11,778,883	11,778,883

Total Time Deposit (Cost $11,778,883)		11,778,883

TOTAL INVESTMENTS (Cost $218,342,690) - 100.1%		361,863,900
Other assets and liabilities, net - (0.1%)		(381,866)
NET ASSETS - 100%		$361,482,034

See notes to financial statements.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 21

NET ASSETS CONSIST OF:	VALUE

Paid-in capital applicable to 3,196,892 shares of common stock outstanding;
$0.10 par value, 30,000,000 shares authorized	$232,670,727
Undistributed net investment income	652,113
Accumulated net realized gain (loss)	(15,534,916)
Net unrealized appreciation (depreciation)	143,694,110

NET ASSETS	$361,482,034

NET ASSET VALUE PER SHARE	$113.07

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
E-Mini S&P 500 Index ^	58	3/15	$5,951,960	$73,395
S&P 500 Index ^	14	3/15	7,183,400	99,505
Total Purchased				$172,900
^    Futures collateralized by $1,000,000 par value of U.S. Treasury Bills.
*    Non-income producing security.
Abbreviations:
ETF: Exchange Traded Fund
plc: Public Limited Company
REIT: Real Estate Investment Trust
See notes to financial statements.

22 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $787 )	$7,068,036
Interest income	8,863
Total investment income	7,076,899

Expenses:
Investment advisory fee	881,750
Transfer agency fees and expenses	24,732
Accounting fees	51,483
Directors' fees and expenses	60,660
Administrative fees	352,700
Custodian fees	73,182
Reports to shareholders	51,682
Professional fees	70,516
Miscellaneous	43,330
Total expenses	1,610,035
Reimbursement from Advisor	(128,695)
Net expenses	1,481,340

NET INVESTMENT INCOME	5,595,559

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	29,738,796
Futures	1,245,401
30,984,197

Change in unrealized appreciation (depreciation) on:
Investments	7,636,490
Futures	5,935
7,642,425

NET REALIZED AND UNREALIZED GAIN (LOSS)	38,626,622

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$44,222,181

See notes to financial statements.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 23

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013
Operations:
Net investment income	$5,595,559	$5,579,988
Net realized gain (loss)	30,984,197	15,885,794
Change in unrealized appreciation (depreciation)	7,642,425	68,364,949

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	44,222,181	89,830,731

Distributions to shareholders from:
Net investment income	(5,642,605)	(6,058,983)
Net realized gain	(29,898,617)	(4,919,185)
Total distributions	(35,541,222)	(10,978,168)

Capital share transactions:
Shares sold	25,564,791	33,028,527
Shares issued from merger (See Note E)	9,936,888	28,959,426
Reinvestment of distributions	35,541,222	10,978,168
Shares redeemed	(71,929,561)	(83,535,575)
Total capital share transactions	(886,660)	(10,569,454)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,794,299	68,283,109

NET ASSETS
Beginning of year	353,687,735	285,404,626
End of year (including undistributed net investment income of $652,113 and $778,814, respectively)	$361,482,034	$353,687,735

CAPITAL SHARE ACTIVITY
Shares sold	219,083	327,841
Shares issued from merger (See Note E)	87,703	297,026
Reinvestment of distributions	311,056	101,424
Shares redeemed	(618,357)	(823,870)
Total capital share activity	(515)	(97,579)

See notes to financial statements.

24 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP S&P 500 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. There were no such transfers during the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

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Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2014, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2014, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$340,218,312	—	—	$340,218,312
Exchange traded products	8,867,325	—	—	8,867,325
Other debt obligations	—	$12,778,263	—	12,778,263
TOTAL	$349,085,637	$12,778,263	—	$361,863,900
Other financial instruments**	$172,900	—	—	$172,900

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

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Futures Contracts: The Portfolio may purchase and sell futures contracts, when, in the judgment of the Advisor, such a position acts as a hedge, or to provide equity market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.
During the year, the Portfolio invested in E-Mini S&P 500 Index and S&P 500 Index futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 41 contracts and $ 826,904 weighted average notional value.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates. Distributions received on securities that represent a return of capital or capital gain, are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .25% of the Portfolio’s average daily net assets. Under the terms of the agreement, $76,623 was payable at year end. .
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2015. The contractual expense cap is .42%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $10,093 was receivable at year end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $30,649 was payable at year end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $26,338 for the year ended December 31, 2014. Under the terms of the agreement, $2,247 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000 ($44,000 effective January 1, 2015). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $30,106,933 and $76,339,122, respectively.

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE
31-Dec-15	($3,467,868)
31-Dec-16	(5,235,979)
31-Dec-17	(2,509,534)
31-Dec-18	(2,611,900)

NO EXPIRATION DATE
Long-term	($1,646,679)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.
The tax character of dividends and distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$7,913,642	$6,058,983
Long-term capital gain	27,627,580	4,919,185
Total	$35,541,222	$10,978,168

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As of December 31, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$143,156,833
Unrealized (depreciation)	(5,407,877)
Net unrealized appreciation/(depreciation)	$137,748,956

Undistributed ordinary income	$652,113
Undistributed long-term capital gain	$5,882,198
Capital loss carryforward	($15,471,960)

Federal income tax cost of investments	$224,114,944
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, Section 1256 contracts, and capital loss limitations under Internal Revenue Code Section 382.
Reclassifications, as shown in the table below, have been made to the Porfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts.

Undistributed net investment income	($79,655)
Accumulated net realized gain (loss)	79,655
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2014.
NOTE E — REORGANIZATION
On December 11, 2013, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”), providing for the transfer of all of the assets of Calvert VP SRI Equity Portfolio (“Equity”) in exchange for shares of the acquiring portfolio, Calvert VP S&P 500 Index Portfolio (“S&P 500”) and the assumption of the liabilities of Equity. Shareholders approved the Plan at a meeting on April 11, 2014 and the reorganization took place on April 30, 2014.
The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
Equity	414,513	S&P 500	87,703	$9,936,888
For financial reporting purposes, assets received and shares issued by S&P 500 were recorded at fair value; however, the cost basis of the investments received from Equity were carried forward to align ongoing reporting of S&P 500’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
Equity	$9,936,888	$3,099,235	S&P 500	$353,291,843

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Assuming the acquisition had been completed on January 1, 2014, S&P 500’s results of operations for the year ended December 31, 2014 would have been as follows:

Net investment income	$5,602,503 (a)
Net realized and change in unrealized gain (loss) on investments	$38,567,547 (b)

Net increase (decrease) in assets from operations	$44,170,050
Because S&P 500 and Equity sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Equity that have been included in S&P 500’s Statement of Operations since April 30, 2014.
(a) $5,595,559 as reported, plus $6,944 from Equity pre-merger.
(b) $38,626,622 as reported, plus ($59,075) from Equity pre-merger.
On December 12, 2012, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”), providing for the transfer of all of the assets of Calvert VP SRI Strategic Portfolio (“Strategic”) in exchange for shares of the acquiring portfolio, Calvert VP S&P 500 Index Portfolio (“S&P 500”) and the assumption of the liabilities of Strategic. Shareholders approved the Plan at a meeting on April 19, 2013 and the reorganization took place on April 30, 2013.
The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
Strategic	1,451,200	S&P 500	297,026	$28,959,426
For financial reporting purposes, assets received and shares issued by S&P 500 were recorded at fair value; however, the cost basis of the investments received from Strategic were carried forward to align ongoing reporting of S&P 500’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
Strategic	$28,959,426	$2,950,144	S&P 500	$312,858,280
Assuming the acquisition had been completed on January 1, 2013, S&P 500’s results of operations for the year ended December 31, 2013 would have been as follows:

Net investment income	$5,682,589 (a)
Net realized and change in unrealized gain (loss) on investments	$87,866,008 (b)

Net increase (decrease) in assets from operations	$93,548,597
Because S&P 500 and Strategic sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Strategic that have been included in S&P 500’s Statement of Operations since April 30, 2013.
(a) $5,579,988 as reported December 31, 2013, plus $102,601 from Strategic pre-merger.
(b) $84,250,743 as reported December 31, 2013, plus $3,615,265 from Strategic pre-merger.

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NOTE F — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the year ended December 31, 2014, the Portfolio considers 93.6% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code and $27,627,580 of the long-term capital gain distributions paid during the year as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,
	2014	2013	2012	2011	2010
Net asset value, beginning	$110.62	$86.62	$76.32	$78.77	$71.52
Income from investment operations:
Net investment income	1.94	1.81	1.63	1.27	1.33
Net realized and unrealized gain (loss)	12.80	25.72	10.21	0.11	9.18
Total from investment operations	14.74	27.53	11.84	1.38	10.51
Distributions from:
Net investment income	(1.95)	(1.95)	(1.54)	(1.25)	(1.13)
Net realized gain	(10.34)	(1.58)	—	(2.58)	(2.13)
Total distributions	(12.29)	(3.53)	(1.54)	(3.83)	(3.26)
Total increase (decrease) in net asset value	2.45	24.00	10.30	(2.45)	7.25
Net asset value, ending	$113.07	$110.62	$86.62	$76.32	$78.77

Total return*	13.21%	31.87%	15.55%	1.73%	14.69%
Ratios to average net assets: A
Net investment income	1.59%	1.69%	1.90%	1.70%	1.67%
Total expenses	0.46%	0.48%	0.45%	0.46%	0.46%
Expenses before offsets	0.42%	0.42%	0.41%	0.39%	0.38%
Net expenses	0.42%	0.42%	0.41%	0.39%	0.38%
Portfolio turnover	9%	11%	5%	7%	9%
Net assets, ending (in thousands)	$361,482	$353,688	$285,405	$259,068	$236,086

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 10, 2014, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's

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compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board also noted that effective April 2014, Calvert VP SRI Equity Portfolio was merged into the Portfolio. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed at the median of its peer group for the one-year period ended June 30, 2014 and below the median of its peer group for the three- and five-year periods ended June 30, 2014. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2014. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the funds in the peer group on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was at the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board noted that the Advisor is currently reimbursing a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board

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reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor is currently reimbursing a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's risk management processes; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2014, as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

36 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 79	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 64	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 69	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	23	• Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 68	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 77	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
JOHN HENRY STREUR, JR. * AGE: 55	Director & Chair (CVS) President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since 1/1/15); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through 1/1/12); President and Director, The Managers Funds and Managers AMG Funds (through 1/1/12).	37
•
Portfolio 21 Investments, Inc. (through October 2014)
•
Managers Investment Group LLC (through 1/1/12)
•
The Managers Funds (through 1/1/12)
•
Managers AMG Funds (through 1/1/12)
•
Calvert Social Investment Foundation

WILLIAM LESTER* AGE: 57	Director & President (CVS) Director & Chair (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13	• Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank -Lincoln • Bryan/LGH Health Systems

38 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ROBERT DOUGLAS BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 41	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014).
Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc.(2005-2010).

THOMAS A. DAILEY AGE: 50	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP
Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Acting Chief Financial Officer & Assistant Treasurer	2014	Acting Chief Financial Officer (since September 2014) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for Calvert Investment Management, Inc. since 2009.
TRACI L. GOLDT AGE: 41	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011)
HUI PING HO, CPA Age: 50	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
VISHAL KHANDUJA AGE: 36	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
AUGUSTO DIVO MACEDO, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 59	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 67	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 47	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
MICHAEL V. YUHAS JR., CPA AGE: 53	Fund Controller & Assistant Treasurer	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.
*    The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.
Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

40 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Calvert VP S&P MidCap 400 Index Portfolio
Annual Report December 31, 2014

4	Portfolio Management Discussion
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
21	Statement of Operations
22	Statements of Changes in Net Assets
24	Notes to Financial Statements
29	Financial Highlights
31	Explanation of Financial Tables
32	Proxy Voting
32	Availability of Quarterly Portfolio Holdings
32	Basis for Board’s Approval of Investment Advisory Contracts
36	Director and Officer Information Table

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor
Performance
For the year ended December 31, 2014, the Calvert VP S&P MidCap 400 Index Portfolio (Class I shares) returned 9.25% compared with 9.77% for the Standard & Poor’s (S&P) MidCap 400 Index. The underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not have.
Investment Climate
The U.S. equity markets earned solid positive returns in 2014, as economic recovery in the United States continued to gain momentum. Within the domestic universe, large-cap stocks provided the highest return in 2014, up 13.69% as measured by the S&P 500 Index. Mid-cap stocks and small-cap stocks provided lower returns, with the S&P Midcap 400 Index and Russell 2000 Index returning 9.77% and 4.89%, respectively. International markets posted negative returns, with emerging markets generally outperforming developed markets.

The Federal Reserve (Fed) concluded its quantitative-easing (QE) program late in the year, as scheduled, following continued signs of improvement in the U.S. economy. Despite a first-quarter setback, U.S. gross domestic product (GDP) growth improved throughout the year, approaching 5%. This is in stark contrast to foreign economies, whose struggles with economic growth were exacerbated by steep declines in oil prices in the second half of the year. Demand for U.S. dollar-denominated assets was strong, which contributed to robust domestic stock performance and helped keep interest rates low, even as the Fed was winding down its QE program.
Portfolio Strategy
As an index fund the Portfolio seeks, as closely as possible, to replicate the holdings and match the performance of the S&P MidCap 400 Index. In pursuit of this objective, the fund employs a passive management approach to replicate the Index.
At year-end, the Index’s largest exposures were to the Financial and Information Technology sectors, at 22.2% and 16.9%, respectively. Other significant weightings included Industrials, Consumer Discretionary, and Health Care, which ranged from 10% to 15%. The smallest exposure was to Telecommunication Services, at less than 1% of the Index.

AVERAGE ANNUAL TOTAL RETURN (period ended 12.31.14)
	Class I	Class F*
One year	9.25%	9.00%
Five year	15.96%	15.67%
Ten year	9.10%	8.87%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.52%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

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The top-performing sectors were Consumer Staples, up 35.2%, Telecommunication Services, up 24.0%, and Health Care, up 23.7%. The weakest-performing sectors were Energy, down 25.7%, and Industrials, up 1.4%.
During 2014, the Portfolio continued to meet its investment objective of closely tracking the total return of the Index. Market fluctuations, cash flows, and corporate actions may cause the Portfolio to hold a slightly different weighting than the Index. Since the S&P MidCap 400 Index is not an actual mutual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses.
Outlook
Entering 2015, we believe the outlook for equities is mixed. The economy continues to recover, corporate earnings remain strong, and unemployment is declining. While the Fed concluded its quantitative-easing program, it has pledged to keep interest rates low for an extended period of time as needed. This should provide a positive backdrop for equities in 2015.
On the downside, domestic stocks are nearing the end of the sixth year of a historic bull market and valuations have become more stretched. In addition, European economies continue to struggle and China’s growth is leveling off. A big question heading into 2015 is whether the price of oil will continue to slide and how that will affect the global equity markets. That said, if Europe begins to turn the corner toward economic recovery, the risk of contagion would be reduced, and stocks could still have more upside in the year ahead.
January 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	13.1%
Consumer Staples	3.3%
Energy	3.6%
Exchange Traded Products	1.6%
Financials	22.2%
Government	0.2%
Health Care	9.4%
Industrials	15.1%
Information Technology	16.9%
Materials	7.1%
Short-Term Investments	2.4%
Telecommunication Services	0.2%
Utilities	4.9%
Total	100%

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14 - 12/31/14
Class I
Actual	$1,000.00	$1,018.37	$2.84

Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.39	$2.85

Class F
Actual	$1,000.00	$1,017.53	$3.61

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.63	$3.61

* Expenses are equal to the Fund’s annualized expense ratio of 0.56% and 0.71%, for Class I and Class F, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P MidCap 400 Index Portfolio:
We have audited the accompanying statement of net assets of the Calvert VP S&P MidCap 400 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP S&P MidCap 400 Index Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2015

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STATEMENT OF NET ASSETS
DECEMBER 31, 2014

EQUITY SECURITIES - 95.9%	SHARES	VALUE

Aerospace & Defense - 1.6%
Alliant Techsystems, Inc.	4,744	$551,490
B/E Aerospace, Inc.*	15,583	904,126
Esterline Technologies Corp.*	4,696	515,057
Exelis, Inc.	27,455	481,286
Huntington Ingalls Industries, Inc.	7,099	798,354
KLX, Inc.*	7,792	321,399
Triumph Group, Inc.	7,466	501,865
		4,073,577

Airlines - 0.7%
Alaska Air Group, Inc.	19,342	1,155,878
JetBlue Airways Corp.*	36,279	575,385
		1,731,263

Auto Components - 0.3%
Gentex Corp.	21,522	777,590

Automobiles - 0.2%
Thor Industries, Inc.	6,863	383,436

Banks - 4.6%
Associated Banc-Corp.	22,344	416,269
BancorpSouth, Inc.	12,836	288,938
Bank of Hawaii Corp.	6,450	382,551
Cathay General Bancorp	10,965	280,594
City National Corp.	7,121	575,448
Commerce Bancshares, Inc.	12,246	532,579
Cullen/Frost Bankers, Inc.	8,107	572,678
East West Bancorp, Inc.	21,104	816,936
First Horizon National Corp.	34,585	469,664
First Niagara Financial Group, Inc.	52,709	444,337
FirstMerit Corp.	24,625	465,166
Fulton Financial Corp.	27,237	336,649
Hancock Holding Co.	11,992	368,154
International Bancshares Corp.	8,718	231,376
PacWest Bancorp	14,272	648,805
Prosperity Bancshares, Inc.	8,931	494,420
Signature Bank*	7,446	937,898
SVB Financial Group*	7,507	871,337
Synovus Financial Corp.	20,078	543,913
TCF Financial Corp.	24,691	392,340
Trustmark Corp.	9,915	243,314
Umpqua Holdings Corp.	32,298	549,389
Valley National Bancorp	32,476	315,342
Webster Financial Corp.	13,450	437,529
		11,615,626

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EQUITY SECURITIES - CONT’D	SHARES	VALUE

Biotechnology - 0.8%
Cubist Pharmaceuticals, Inc.*	11,215	$1,128,790
United Therapeutics Corp.*	6,995	905,782
		2,034,572

Building Products - 0.9%
A.O. Smith Corp.	11,058	623,782
Fortune Brands Home & Security, Inc.	23,194	1,049,992
Lennox International, Inc.	6,498	617,765
		2,291,539

Capital Markets - 1.6%
Eaton Vance Corp.	17,386	711,609
Federated Investors, Inc., Class B	14,127	465,202
Janus Capital Group, Inc.	21,978	354,505
Raymond James Financial, Inc.	18,521	1,061,068
SEI Investments Co.	19,177	767,847
Waddell & Reed Financial, Inc.	12,293	612,438
		3,972,669

Chemicals - 2.9%
Albemarle Corp.	11,579	696,245
Ashland, Inc.	9,382	1,123,588
Cabot Corp.	9,557	419,170
Cytec Industries, Inc.	10,680	493,096
Minerals Technologies, Inc.	5,106	354,612
NewMarket Corp.	1,566	631,928
Olin Corp.	11,766	267,912
PolyOne Corp.	13,365	506,667
RPM International, Inc.	19,623	995,082
Scotts Miracle-Gro Co.	6,630	413,182
Sensient Technologies Corp.	7,136	430,586
The Valspar Corp.	11,281	975,581
		7,307,649

Commercial Services & Supplies - 1.6%
Clean Harbors, Inc.*	8,020	385,361
Copart, Inc.*	16,706	609,602
Deluxe Corp.	7,303	454,612
Herman Miller, Inc.	8,745	257,365
HNI Corp.	6,527	333,269
MSA Safety, Inc.	4,650	246,868
Rollins, Inc.	9,490	314,119
RR Donnelley & Sons Co.	29,568	496,890
TravelCenters of America LLC (b)*	60,000	—
Waste Connections, Inc.	18,248	802,730
		3,900,816

Communications Equipment - 1.1%
ARRIS Group, Inc.*	19,491	588,433
Ciena Corp.*	15,641	303,592
InterDigital, Inc.	5,497	290,791

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - CONT’D	SHARES	VALUE

Communications Equipment - Cont'd
JDS Uniphase Corp.*	34,042	$467,056
Plantronics, Inc.	6,336	335,935
Polycom, Inc.*	20,274	273,699
Riverbed Technology, Inc.*	22,804	465,430
		2,724,936

Construction & Engineering - 0.5%
AECOM Technology Corp.*	22,678	688,731
Granite Construction, Inc.	5,296	201,354
KBR, Inc.	21,492	364,289
		1,254,374

Construction Materials - 0.2%
Eagle Materials, Inc.	7,453	566,652

Consumer Finance - 0.3%
SLM Corp.	62,212	633,940

Containers & Packaging - 2.0%
AptarGroup, Inc.	9,516	636,049
Bemis Co., Inc.	14,684	663,864
Greif, Inc.	5,016	236,906
Packaging Corp. of America	14,464	1,128,915
Rock-Tenn Co.	20,590	1,255,578
Silgan Holdings, Inc.	6,475	347,060
Sonoco Products Co.	14,887	650,562
		4,918,934

Distributors - 0.5%
LKQ Corp.*	44,551	1,252,774

Diversified Consumer Services - 1.0%
Apollo Education Group, Inc.*	14,200	484,362
DeVry Education Group, Inc.	8,485	402,783
Graham Holdings Co.	652	563,139
Service Corp. International	30,527	692,963
Sotheby's	9,087	392,376
		2,535,623

Diversified Financial Services - 0.6%
CBOE Holdings, Inc.	12,408	786,915
MSCI, Inc.	16,470	781,337
		1,568,252

Electric Utilities - 1.7%
Cleco Corp.	8,989	490,260
Great Plains Energy, Inc.	22,620	642,634
Hawaiian Electric Industries, Inc.	15,112	505,950
IDACORP, Inc.	7,491	495,829
OGE Energy Corp.	29,303	1,039,671

10 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE

Electric Utilities - Cont'd
PNM Resources, Inc.	11,788	$349,278
Westar Energy, Inc.	19,195	791,602
		4,315,224

Electrical Equipment - 0.9%
Acuity Brands, Inc.	6,376	893,086
Hubbell, Inc., Class B	8,020	856,777
Regal-Beloit Corp.	6,570	494,064
		2,243,927

Electronic Equipment & Instruments - 3.6%
Arrow Electronics, Inc.*	14,247	824,759
Avnet, Inc.	20,148	866,767
Belden, Inc.	6,295	496,109
Cognex Corp.*	12,836	530,512
FEI Co.	6,108	551,858
Ingram Micro, Inc.*	23,113	638,843
IPG Photonics Corp.*	5,290	396,327
Itron, Inc.*	5,856	247,650
Jabil Circuit, Inc.	28,432	620,671
Keysight Technologies, Inc.*	24,750	835,807
Knowles Corp.*	12,663	298,214
National Instruments Corp.	14,911	463,583
Tech Data Corp.*	5,661	357,945
Trimble Navigation Ltd.*	38,078	1,010,590
Vishay Intertechnology, Inc.	20,202	285,858
Zebra Technologies Corp.*	7,519	582,046
		9,007,539

Energy Equipment & Services - 2.0%
Atwood Oceanics, Inc.*	8,854	251,188
CARBO Ceramics, Inc.	2,959	118,508
Dresser-Rand Group, Inc.*	11,269	921,804
Dril-Quip, Inc.*	5,803	445,264
Helix Energy Solutions Group, Inc.*	14,617	317,189
Oceaneering International, Inc.	15,438	907,909
Oil States International, Inc.*	7,901	386,359
Patterson-UTI Energy, Inc.	21,518	356,983
Rowan Co.'s plc	18,600	433,752
Superior Energy Services, Inc.	22,371	450,776
Tidewater, Inc.	7,358	238,473
Unit Corp.*	6,824	232,698
		5,060,903

Food & Staples Retailing - 0.3%
SUPERVALU, Inc.*	30,486	295,714
United Natural Foods, Inc.*	7,390	571,432
		867,146

Food Products - 1.8%
Dean Foods Co.	13,920	269,770
Flowers Foods, Inc.	27,287	523,637

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 11

EQUITY SECURITIES - CONT’D	SHARES	VALUE

Food Products - Cont'd
Hain Celestial Group, Inc.*	14,926	$870,036
Ingredion, Inc.	10,565	896,335
Lancaster Colony Corp.	2,854	267,249
Post Holdings, Inc.*	6,587	275,929
The WhiteWave Foods Co.*	25,633	896,899
Tootsie Roll Industries, Inc.	2,964	90,847
TreeHouse Foods, Inc.*	6,244	534,049
		4,624,751

Gas Utilities - 1.6%
Atmos Energy Corp.	14,759	822,667
National Fuel Gas Co.	12,377	860,573
ONE Gas, Inc.	7,695	317,188
Questar Corp.	25,765	651,339
UGI Corp.	25,349	962,755
WGL Holdings, Inc.	7,308	399,163
		4,013,685

Health Care Equipment & Supplies - 3.1%
Align Technology, Inc.*	10,698	598,125
Halyard Health, Inc.*	7,000	318,290
Hill-Rom Holdings, Inc.	8,521	388,728
Hologic, Inc.*	35,762	956,276
IDEXX Laboratories, Inc.*	7,054	1,045,897
ResMed, Inc.	20,501	1,149,286
Sirona Dental Systems, Inc.*	8,141	711,279
STERIS Corp.	8,799	570,615
Teleflex, Inc.	6,088	699,024
The Cooper Co.'s, Inc.	7,139	1,157,160
Thoratec Corp.*	8,086	262,472
		7,857,152

Health Care Providers & Services - 3.2%
Centene Corp.*	8,640	897,264
Community Health Systems, Inc.*	17,057	919,714
Health Net, Inc.*	11,455	613,186
Henry Schein, Inc.*	12,381	1,685,673
LifePoint Hospitals, Inc.*	6,624	476,332
Mednax, Inc.*	14,801	978,494
Omnicare, Inc.	14,481	1,056,099
Owens & Minor, Inc.	9,333	327,682
VCA, Inc.*	12,368	603,187
WellCare Health Plans, Inc.*	6,533	536,098
		8,093,729

Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc.*	25,061	320,029
HMS Holdings Corp.*	12,906	272,833
		592,862

12 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE

Hotels, Restaurants & Leisure - 1.5%
Brinker International, Inc.	9,344	$548,400
Domino's Pizza, Inc.	8,157	768,145
International Game Technology	36,372	627,417
International Speedway Corp.	4,137	130,936
Life Time Fitness, Inc.*	5,323	301,388
Panera Bread Co.*	3,805	665,114
The Cheesecake Factory, Inc.	6,843	344,271
Wendy's Co.	40,231	363,286
		3,748,957

Household Durables - 1.7%
Jarden Corp.*	26,303	1,259,388
KB Home	13,594	224,981
MDC Holdings, Inc.	5,956	157,655
NVR, Inc.*	572	729,489
Tempur Sealy International, Inc.*	9,054	497,155
Toll Brothers, Inc.*	23,827	816,551
Tupperware Brands Corp.	7,514	473,382
		4,158,601

Household Products - 1.1%
Church & Dwight Co., Inc.	19,667	1,549,957
Energizer Holdings, Inc.	9,129	1,173,624
		2,723,581

Industrial Conglomerates - 0.3%
Carlisle Co.'s, Inc.	9,433	851,234

Insurance - 4.7%
Alleghany Corp.*	2,368	1,097,568
American Financial Group, Inc.	10,851	658,873
Arthur J. Gallagher & Co.	23,794	1,120,221
Aspen Insurance Holdings Ltd.	9,149	400,452
Brown & Brown, Inc.	17,331	570,363
Everest Re Group Ltd.	6,652	1,132,836
First American Financial Corp.	15,850	537,315
Hanover Insurance Group, Inc.	6,520	465,006
HCC Insurance Holdings, Inc.	14,231	761,643
Kemper Corp.	7,405	267,395
Mercury General Corp.	5,370	304,318
Old Republic International Corp.	36,085	527,924
Primerica, Inc.	7,812	423,879
Protective Life Corp.	11,594	807,522
Reinsurance Group of America, Inc.	10,146	888,992
RenaissanceRe Holdings Ltd.	5,664	550,654
StanCorp Financial Group, Inc.	6,181	431,805
WR Berkley Corp.	14,926	765,107
		11,711,873

Internet & Catalog Retail - 0.1%
HSN, Inc.	4,800	364,800

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 13

EQUITY SECURITIES - CONT’D	SHARES	VALUE

Internet Software & Services - 1.3%
AOL, Inc.*	11,450	$528,646
Equinix, Inc.	8,057	1,826,764
Rackspace Hosting, Inc.*	17,614	824,511
		3,179,921

IT Services - 2.8%
Acxiom Corp.*	11,322	229,497
Broadridge Financial Solutions, Inc.	17,690	816,924
Convergys Corp.	15,004	305,632
CoreLogic, Inc.*	13,193	416,767
DST Systems, Inc.	4,308	405,598
Gartner, Inc.*	12,941	1,089,762
Global Payments, Inc.	9,944	802,779
Jack Henry & Associates, Inc.	12,022	747,047
Leidos Holdings, Inc.	9,204	400,558
NeuStar, Inc.*	8,068	224,290
Science Applications International Corp.	6,074	300,845
VeriFone Systems, Inc.*	16,638	618,934
WEX, Inc.*	5,699	563,745
		6,922,378

Leisure Products - 0.8%
Brunswick Corp.	13,666	700,519
Polaris Industries, Inc.	8,980	1,358,135
		2,058,654

Life Sciences - Tools & Services - 1.4%
Bio-Rad Laboratories, Inc.*	3,065	369,516
Bio-Techne Corp.	5,476	505,982
Charles River Laboratories International, Inc.*	6,908	439,625
Covance, Inc.*	8,366	868,726
Mettler-Toledo International, Inc.*	4,197	1,269,425
		3,453,274

Machinery - 4.5%
AGCO Corp.	12,305	556,186
CLARCOR, Inc.	7,369	491,070
Crane Co.	7,332	430,388
Donaldson Co., Inc.	18,774	725,240
Graco, Inc.	8,743	701,014
Harsco Corp.	11,959	225,905
IDEX Corp.	11,673	908,626
ITT Corp.	13,467	544,875
Kennametal, Inc.	11,700	418,743
Lincoln Electric Holdings, Inc.	11,420	789,008
Nordson Corp.	8,684	677,005
Oshkosh Corp.	11,849	576,454
SPX Corp.	6,038	518,785
Terex Corp.	15,936	444,296
The Timken Co.	10,952	467,431
Trinity Industries, Inc.	23,070	646,191
Valmont Industries, Inc.	3,641	462,407

14 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE

Machinery - Cont'd
Wabtec Corp.	14,151	$1,229,580
Woodward, Inc.	8,626	424,658
		11,237,862

Marine - 0.3%
Kirby Corp.*	8,389	677,328

Media - 1.3%
AMC Networks, Inc.*	8,802	561,304
Cinemark Holdings, Inc.	15,310	544,730
DreamWorks Animation SKG, Inc.*	10,649	237,792
John Wiley & Sons, Inc.	6,943	411,303
Live Nation Entertainment, Inc.*	21,200	553,532
Meredith Corp.	5,397	293,165
New York Times Co.	19,197	253,784
Time, Inc.	16,122	396,763
		3,252,373

Metals & Mining - 1.7%
Carpenter Technology Corp.	7,907	389,420
Cliffs Natural Resources, Inc.	22,890	163,434
Commercial Metals Co.	17,437	284,049
Compass Minerals International, Inc.	4,994	433,629
Reliance Steel & Aluminum Co.	11,573	709,078
Royal Gold, Inc.	9,676	606,685
Steel Dynamics, Inc.	35,345	697,710
TimkenSteel Corp.	5,707	211,330
United States Steel Corp.	21,600	577,584
Worthington Industries, Inc.	7,521	226,307
		4,299,226

Multiline Retail - 0.2%
Big Lots, Inc.	7,858	314,477
J.C. Penney Co., Inc.*	45,388	294,114
		608,591

Multi-Utilities - 1.1%
Alliant Energy Corp.	16,309	1,083,244
Black Hills Corp.	6,606	350,382
MDU Resources Group, Inc.	28,534	670,549
Vectren Corp.	12,281	567,751
		2,671,926

Oil, Gas & Consumable Fuels - 1.9%
California Resources Corp.*	44,889	247,338
Energen Corp.	10,839	691,095
Gulfport Energy Corp.*	12,722	531,016
HollyFrontier Corp.	28,776	1,078,524
Peabody Energy Corp.	40,171	310,924
Rosetta Resources, Inc.*	9,149	204,114
SM Energy Co.	9,986	385,260
Western Refining, Inc.	10,728	405,304

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 15

EQUITY SECURITIES - CONT’D	SHARES	VALUE

Oil, Gas & Consumable Fuels - Cont'd
World Fuel Services Corp.	10,719	$503,043
WPX Energy, Inc.*	30,104	350,109
		4,706,727

Paper & Forest Products - 0.3%
Domtar Corp.	9,478	381,205
Louisiana-Pacific Corp.*	20,927	346,551
		727,756

Pharmaceuticals - 1.1%
Endo International plc*	22,598	1,629,768
Salix Pharmaceuticals Ltd.*	9,425	1,083,309
		2,713,077

Professional Services - 1.0%
Corporate Executive Board Co.	4,992	362,070
FTI Consulting, Inc.*	6,201	239,544
Manpowergroup, Inc.	11,635	793,158
Towers Watson & Co.	10,282	1,163,614
		2,558,386

Real Estate Investment Trusts - 9.6%
Alexandria Real Estate Equities, Inc.	10,586	939,402
American Campus Communities, Inc.	15,623	646,167
BioMed Realty Trust, Inc.	29,027	625,242
Camden Property Trust	12,743	940,943
Corporate Office Properties Trust	13,685	388,243
Corrections Corp. of America	17,124	622,286
Duke Realty Corp.	50,485	1,019,797
Equity One, Inc.	11,361	288,115
Extra Space Storage, Inc.	16,247	952,724
Federal Realty Investment Trust	10,018	1,337,002
Highwoods Properties, Inc.	13,421	594,282
Home Properties, Inc.	8,508	558,125
Hospitality Properties Trust	22,037	683,147
Kilroy Realty Corp.	12,380	855,087
Lamar Advertising Co.	11,844	635,312
LaSalle Hotel Properties	16,417	664,396
Liberty Property Trust	21,995	827,672
Mack-Cali Realty Corp.	12,379	235,944
Mid-America Apartment Communities, Inc.	11,063	826,185
National Retail Properties, Inc.	19,566	770,313
Omega Healthcare Investors, Inc.	18,734	731,937
Potlatch Corp.	5,968	249,880
Rayonier, Inc.	18,833	526,194
Realty Income Corp.	32,738	1,561,930
Regency Centers Corp.	13,752	877,103
Senior Housing Properties Trust	29,974	662,725
SL Green Realty Corp.	14,232	1,693,893
Tanger Factory Outlet Centers, Inc.	14,098	521,062
Taubman Centers, Inc.	9,309	711,394
UDR, Inc.	37,443	1,153,993

16 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE

Real Estate Investment Trusts - Cont'd
Washington Prime Group, Inc.	23,132	$398,333
Weingarten Realty Investors	16,737	584,456
		24,083,284

Real Estate Management & Development - 0.5%
Alexander & Baldwin, Inc.	6,536	256,603
Jones Lang LaSalle, Inc.	6,590	988,039
		1,244,642

Road & Rail - 1.5%
Con-way, Inc.	8,511	418,571
Genesee & Wyoming, Inc.*	7,596	683,032
JB Hunt Transport Services, Inc.	13,621	1,147,569
Landstar System, Inc.	6,577	477,030
Old Dominion Freight Line, Inc.*	10,074	782,145
Werner Enterprises, Inc.	6,550	204,033
		3,712,380

Semiconductors & Semiconductor Equipment - 3.1%
Advanced Micro Devices, Inc.*	92,050	245,774
Atmel Corp.*	61,358	515,100
Cree, Inc.*	17,765	572,388
Cypress Semiconductor Corp.*	21,766	310,818
Fairchild Semiconductor International, Inc.*	17,777	300,076
Integrated Device Technology, Inc.*	22,019	431,572
International Rectifier Corp.*	10,586	422,381
Intersil Corp.	19,496	282,107
RF Micro Devices, Inc.*	43,118	715,328
Semtech Corp.*	10,019	276,224
Silicon Laboratories, Inc.*	5,795	275,958
Skyworks Solutions, Inc.	28,048	2,039,370
SunEdison, Inc.*	37,103	723,880
Teradyne, Inc.	32,058	634,428
		7,745,404

Software - 4.2%
ACI Worldwide, Inc.*	16,944	341,761
Advent Software, Inc.	6,606	202,408
ANSYS, Inc.*	13,512	1,107,984
Cadence Design Systems, Inc.*	43,114	817,873
CDK Global, Inc.	23,598	961,855
Commvault Systems, Inc.*	6,304	325,854
FactSet Research Systems, Inc.	5,708	803,401
Fair Isaac Corp.	4,794	346,606
Fortinet, Inc.*	20,399	625,433
Informatica Corp.*	15,977	609,283
Mentor Graphics Corp.	14,299	313,434
PTC, Inc.*	17,053	624,992
Rovi Corp.*	14,107	318,677
SolarWinds, Inc.*	9,707	483,700
Solera Holdings, Inc.	10,030	513,335
Synopsys, Inc.*	23,043	1,001,679

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 17

EQUITY SECURITIES - CONT’D	SHARES	VALUE

Software - Cont'd
The Ultimate Software Group, Inc.*	4,182	$613,980
Tyler Technologies, Inc.*	4,853	531,112
		10,543,367

Specialty Retail - 4.1%
Aaron's, Inc.	9,524	291,149
Abercrombie & Fitch Co.	10,562	302,496
Advance Auto Parts, Inc.	10,731	1,709,234
American Eagle Outfitters, Inc.	25,890	359,353
ANN, Inc.*	6,770	246,970
Ascena Retail Group, Inc.*	19,699	247,419
Cabela's, Inc.*	7,117	375,137
Chico's FAS, Inc.	22,821	369,928
CST Brands, Inc.	11,297	492,662
Dick's Sporting Goods, Inc.	14,423	716,102
Foot Locker, Inc.	20,889	1,173,544
Guess?, Inc.	9,458	199,375
Murphy USA, Inc.*	6,361	438,018
Office Depot, Inc.*	71,600	613,970
Rent-A-Center, Inc.	7,777	282,461
Signet Jewelers Ltd.	11,787	1,550,815
Williams-Sonoma, Inc.	12,591	952,887
		10,321,520

Technology Hardware, Storage & Peripherals - 0.8%
3D Systems Corp.*	15,224	500,413
Diebold, Inc.	9,561	331,193
Lexmark International, Inc.	9,215	380,303
NCR Corp.*	24,757	721,419
		1,933,328

Textiles, Apparel & Luxury Goods - 1.4%
Carter's, Inc.	7,778	679,097
Deckers Outdoor Corp.*	5,156	469,402
Hanesbrands, Inc.	14,744	1,645,725
Kate Spade & Co.*	18,831	602,781
		3,397,005

Thrifts & Mortgage Finance - 0.6%
Astoria Financial Corp.	13,259	177,140
New York Community Bancorp, Inc.	65,076	1,041,216
Washington Federal, Inc.	14,434	319,713
		1,538,069

Trading Companies & Distributors - 0.7%
GATX Corp.	6,498	373,895
MSC Industrial Direct Co., Inc.	7,427	603,444
NOW, Inc.*	15,977	411,088
Watsco, Inc.	4,035	431,745
		1,820,172

18 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT’D	SHARES	VALUE

Water Utilities - 0.3%
Aqua America, Inc.	25,968	$693,346

Wireless Telecommunication Services - 0.2%
Telephone & Data Systems, Inc.	14,645	369,786

Total Equity Securities (Cost $161,270,688)		240,249,968

EXCHANGE TRADED PRODUCTS - 1.6%
SPDR S&P MidCap 400 ETF Trust	15,200	4,012,344

Total Exchange Traded Products (Cost $3,909,764)		4,012,344

TIME DEPOSIT - 2.4%	PRINCIPAL AMOUNT
State Street Bank Time Deposit, 0.069%, 1/2/15	$5,999,993	5,999,993

Total Time Deposit (Cost $5,999,993)		5,999,993

U.S. TREASURY OBLIGATIONS - 0.2%
United States Treasury Bills, 0.11%, 7/23/15^	500,000	499,690

Total U.S. Treasury Obligations (Cost $499,690)		499,690

TOTAL INVESTMENTS (Cost $171,680,135) - 100.1%		250,761,995
Other assets and liabilities, net - (0.1%)		(231,723)
NET ASSETS - 100%		$250,530,272

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 2,527,164 shares outstanding		$164,905,053
Class F: 88,487 shares outstanding		7,328,435
Undistributed net investment income		218,147
Accumulated net realized gain (loss)		(1,173,328)
Net unrealized appreciation (depreciation)		79,251,965

NET ASSETS		$250,530,272

NET ASSET VALUE PER SHARE
Class I (based on net assets of $241,929,128)		$95.73
Class F (based on net assets of $8,601,144)		$97.20

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
E-Mini S&P 400 Index^	47	3/15	$6,808,420	$170,105
See notes to financial statements.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 19

(b)    This security was valued under the direction of the Board of Directors. See Note A.
^    Futures collateralized by $500,000 par value of the U.S. Treasury Bills.
*    Non-income producing security.
Abbreviations:
ETF: Exchange Traded Fund
LLC: Limited Liability Corporation
plc: Public Limited Company
See notes to financial statements.

20 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income	$3,812,080
Interest income	3,615
Total investment income	3,815,695

Expenses:
Investment advisory fee	744,245
Transfer agency fees and expenses	21,493
Administrative fees	248,081
Distribution Plan expenses:
Class F	14,311
Directors' fees and expenses	43,059
Custodian fees	59,457
Reports to shareholders	71,555
Professional fees	62,393
Accounting fees	37,645
Miscellaneous	28,504
Total expenses	1,330,743

NET INVESTMENT INCOME	2,484,952

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	20,436,550
Futures	95,069
20,531,619

Change in unrealized appreciation (depreciation) on:
Investments	(1,047,820)
Futures	12,888
(1,034,932)

NET REALIZED AND UNREALIZED GAIN (LOSS)	19,496,687

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$21,981,639

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013
Operations:
Net investment income	$2,484,952	$2,241,013
Net realized gain (loss)	20,531,619	12,217,413
Change in unrealized appreciation (depreciation)	(1,034,932)	48,297,716

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	21,981,639	62,756,142

Distributions to shareholders from:
Net investment income:
Class I shares	(2,334,748)	(2,027,956)
Class F shares	(50,505)	(26,053)
Net realized gain:
Class I shares	(19,263,615)	(7,097,825)
Class F shares	(677,145)	(172,635)
Total distributions	(22,326,013)	(9,324,469)

Capital share transactions:
Shares sold:
Class I shares	18,850,465	33,765,505
Class F shares	2,499,561	2,876,512
Reinvestment of distributions:
Class I shares	21,598,364	9,125,781
Class F shares	727,650	198,688
Shares redeemed:
Class I shares	(43,161,985)	(39,305,499)
Class F shares	(690,344)	(590,072)
Total capital share transactions	(176,289)	6,070,915

TOTAL INCREASE (DECREASE) IN NET ASSETS	(520,663)	59,502,588

NET ASSETS
Beginning of year	251,050,935	191,548,347
End of year (including undistributed net investment income of $218,147 and $470,971, respectively)	$250,530,272	$251,050,935

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS
CAPITAL SHARE ACTIVITY	YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013

Shares sold:
Class I shares	189,362	384,169
Class F shares	24,802	32,355
Reinvestment of distributions:
Class I shares	223,239	97,769
Class F shares	7,407	2,102
Shares redeemed:
Class I shares	(433,723)	(444,693)
Class F shares	(6,900)	(6,483)
Total capital share transactions	4,187	65,219

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP S&P MidCap 400 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan Expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events

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into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2014, securities valued at $0, or 0% of net assets, were fair valued in good faith under the direction of the Board.

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The following table summarizes the market value of the Portfolio's holdings as of December 31, 2014, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Equity securities*	$240,249,968	—	$0		$240,249,968
Exchange traded products	4,012,344	—	—		4,012,344
U.S. government obligations	—	$499,690	—		499,690
Other debt obligations	—	5,999,993	—		5,999,993
TOTAL	$244,262,312	$6,499,683	$0	**	$250,761,995
Other financial instruments***	$170,105	—	—		$170,105

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
** Level 3 securities represent 0.0% of net assets.
*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, when, in the judgment of the Advisor, such a position acts as a hedge, or to provide equity market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.
During the year, the Portfolio invested in E-Mini S&P 400 Index futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 19 contracts and $646,140 weighted average notional value.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain, are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

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Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio’s average daily net assets. Under the terms of the agreement, $63,284 was payable at year end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2015. The contractual expense caps are .81% for Class F and .57% for Class I, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $21,095 was payable at year end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed .20% annually of the average daily net assets of Class F. Under the terms of the agreement, $1,419 was payable at year end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $18,743 for the year ended December 31, 2014. Under the terms of the agreement, $1,535 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000 ($44,000 effective January 1, 2015). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $33,435,980 and $47,863,708, respectively.

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE
31-Dec-15	($2,784,552)
31-Dec-16	(2,327,755)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

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The tax character of dividends and distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$2,385,253	$2,054,009
Long-term capital gain	19,940,760	7,270,460
Total	$22,326,013	$9,324,469
As of December 31, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$86,173,064
Unrealized (depreciation)	(6,980,249)
Net unrealized appreciation/(depreciation)	$79,192,815

Undistributed ordinary income	$218,147
Undistributed long-term capital gain	$3,998,129
Capital loss carryforward	($5,112,307)

Federal income tax cost of investments	$171,569,180
The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, Section 1256 contracts, and capital loss limitations under Internal Revenue Code Section 382.
Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts.

Undistributed net investment income	($352,523)
Accumulated net realized gain (loss)	352,523
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2014.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the year ended December 31, 2014, the Portfolio considers 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code and $19,940,760 of the long-term capital gain distributions paid during the year as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,
CLASS I SHARES	2014 (z)	2013 (z)	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$96.10	$75.22	$66.38	$68.39	$54.66
Income from investment operations:
Net investment income	1.00	0.88	0.86	0.59	0.59
Net realized and unrealized gain (loss)	7.99	23.70	10.58	(2.12)	13.61
Total from investment operations	8.99	24.58	11.44	(1.53)	14.20
Distributions from:
Net investment income	(1.01)	(0.82)	(0.72)	(0.48)	(0.47)
Net realized gain	(8.35)	(2.88)	(1.88)	—	—
Total distributions	(9.36)	(3.70)	(2.60)	(0.48)	(0.47)
Total increase (decrease) in net asset value	(0.37)	20.88	8.84	(2.01)	13.73
Net asset value, ending	$95.73	$96.10	$75.22	$66.38	$68.39

Total return*	9.25%	32.82%	17.31%	(2.24%)	25.98%
Ratios to average net assets: A
Net investment income	1.01%	1.00%	1.17%	0.85%	1.00%
Total expenses	0.53%	0.52%	0.53%	0.56%	0.59%
Expenses before offsets	0.53%	0.52%	0.53%	0.55%	0.55%
Net expenses	0.53%	0.52%	0.53%	0.55%	0.55%
Portfolio turnover	14%	12%	10%	16%	17%
Net assets, ending (in thousands)	$241,929	$244,903	$188,872	$178,563	$177,819

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,
CLASS F SHARES	2014 (z)	2013 (z)	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$97.32	$76.04	$67.03	$69.00	$55.10
Income from investment operations:
Net investment income	0.81	0.65	0.71	0.44	0.46
Net realized and unrealized gain (loss)	8.04	23.94	10.64	(2.14)	13.70
Total from investment operations	8.85	24.59	11.35	(1.70)	14.16
Distributions from:
Net investment income	(0.62)	(0.43)	(0.46)	(0.27)	(0.26)
Net realized gain	(8.35)	(2.88)	(1.88)	—	—
Total distributions	(8.97)	(3.31)	(2.34)	(0.27)	(0.26)
Total increase (decrease) in net asset value	(0.12)	21.28	9.01	(1.97)	13.90
Net asset value, ending	$97.20	$97.32	$76.04	$67.03	$69.00

Total return*	9.00%	32.47%	16.99%	(2.47%)	25.70%
Ratios to average net assets: A
Net investment income	0.81%	0.73%	0.95%	0.63%	0.77%
Total expenses	0.75%	0.90%	0.86%	0.93%	1.02%
Expenses before offsets	0.75%	0.81%	0.80%	0.79%	0.79%
Net expenses	0.75%	0.81%	0.80%	0.79%	0.79%
Portfolio turnover	14%	12%	10%	16%	17%
Net assets, ending (in thousands)	$8,601	$6,148	$2,677	$1,698	$1,183

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 10, 2014, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's

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compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2014. The data also indicated that the Portfolio underperformed its Lipper index for the one-year period and outperformed its Lipper index for the three- and five-year periods ended June 30, 2014. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the funds in the peer group on the Portfolio’s relative performance. The Board also took into account management’s discussion of Portfolio performance and management’s continued close monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was above the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board noted that the Advisor is currently reimbursing a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other

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indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor is currently reimbursing a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's risk management processes; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2014, as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor

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maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 79	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 64	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 69	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	23	• Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 68	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 77	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
JOHN HENRY STREUR, JR. * AGE: 55	Director & Chair (CVS) President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since 1/1/15); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through 1/1/12); President and Director, The Managers Funds and Managers AMG Funds (through 1/1/12).	37
•
Portfolio 21 Investments, Inc. (through October 2014)
•
Managers Investment Group LLC (through 1/1/12)
•
The Managers Funds (through 1/1/12)
•
Managers AMG Funds (through 1/1/12)
•
Calvert Social Investment Foundation

WILLIAM LESTER* AGE: 57	Director & President (CVS) Director & Chair (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13	• Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank -Lincoln • Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ROBERT DOUGLAS BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 41	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014).
Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc.(2005-2010).

THOMAS A. DAILEY AGE: 50	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP
Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Acting Chief Financial Officer & Assistant Treasurer	2014	Acting Chief Financial Officer (since September 2014) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for Calvert Investment Management, Inc. since 2009.
TRACI L. GOLDT AGE: 41	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011)
HUI PING HO, CPA Age: 50	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
VISHAL KHANDUJA AGE: 36	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
AUGUSTO DIVO MACEDO, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 59	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 67	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 47	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
MICHAEL V. YUHAS JR., CPA AGE: 53	Fund Controller & Assistant Treasurer	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.
*    The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.
Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Calvert VP NASDAQ 100 Index Portfolio
Annual Report December 31, 2014

4	Portfolio Management Discussion
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Notes to Financial Statements
20	Financial Highlights
21	Explanation of Financial Tables
22	Proxy Voting
22	Availability of Quarterly Portfolio Holdings
22	Basis for Board’s Approval of Investment Advisory Contracts
26	Director and Officer Information Table

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor
Performance
For the year ended December 31, 2014, the Calvert VP Nasdaq 100 Index Portfolio returned 18.66% compared with 19.40% for the Nasdaq 100 Index. The underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not have.
Investment Climate
The U.S. equity markets earned solid positive returns in 2014, as economic recovery in the United States continued to gain momentum. Within the domestic universe, large-cap stocks provided the highest return in 2014, up 13.69% as measured by the S&P 500 Index. Mid-cap stocks and small-cap stocks provided lower returns, with the S&P Midcap 400 Index and Russell 2000 Index returning 9.77% and 4.89%, respectively. International markets posted negative returns, with emerging markets generally outperforming developed markets.
The Federal Reserve (Fed) concluded its quantitative-easing (QE) program late in the year, as scheduled, following continued signs of improvement in the U.S. economy. Despite a first-quarter setback, U.S. gross domestic product (GDP) growth improved throughout the year, approaching 5%. This is in stark contrast to foreign economies, whose struggles with economic growth were exacerbated by steep declines in oil prices in the second half of the year. Demand for U.S. dollar-denominated assets was strong, which contributed to robust domestic stock performance and helped keep interest rates low, even as the Fed was winding down its QE program.
Portfolio Strategy
As an index fund, the Portfolio seeks, as closely as possible, to replicate the holdings and match the performance of the Nasdaq 100 Index. In pursuit of this objective, the fund employs a passive management approach to replicate the Index.
At year-end, the Index’s largest exposures were to the Information Technology and Consumer Discretionary sectors, at 57.2% and 18.6%, respectively. It also had a significant weighting to Health Care, at 14.5%. The smallest exposures were to Materials and Telecommunications, at less than 1% of the Index.
The top-performing sectors in the Index were Health Care and Telecommunications.

AVERAGE ANNUAL TOTAL RETURN (period ended 12.31.14)

One year	18.66%
Five year	18.53%
Ten year	10.33%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.61%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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The weakest-performing sectors were Industrials and Materials.
During 2014, the Portfolio continued to meet its investment objective of closely tracking the total return of the Index, net of expenses. Market fluctuations, cash flows, and corporate actions may cause the Portfolio to hold a slightly different weighting than the Index. Since the Nasdaq 100 Index is not an actual mutual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses.
Outlook
Entering 2015, we believe the outlook for equities is mixed. The economy continues to recover, corporate earnings remain strong, and unemployment is declining. While the Fed concluded its quantitative-easing program, it has pledged to keep interest rates low for an extended period of time as needed. This should provide a positive backdrop for equities in 2015.
On the downside, domestic stocks are nearing the end of the sixth year of a historic bull market and valuations have become more stretched. In addition, European economies continue to struggle and China’s growth is leveling off. A big question heading into 2015 is whether the price of oil will continue to slide and how that will affect the global equity markets. That said, if Europe begins to turn the corner toward economic recovery, the risk of contagion would be reduced, and stocks could still have more upside in the year ahead.
January 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	18.6%
Consumer Staples	4.5%
Exchange Traded Products	0.6%
Government	0.2%
Health Care	14.5%
Industrials	2.4%
Information Technology	57.2%
Materials	0.3%
Short-Term Investments	0.9%
Telecommunication Services	0.8%
Total	100%

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14 - 12/31/14
Actual	$1,000.00	$1,103.44	$3.52

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.86	$3.38

* Expenses are equal to the Fund’s annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Nasdaq 100 Index Portfolio:
We have audited the accompanying statement of net assets of the Calvert VP Nasdaq 100 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Nasdaq 100 Index Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2015

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STATEMENT OF NET ASSETS
DECEMBER 31, 2014

EQUITY SECURITIES - 98.2%	SHARES	VALUE

Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	2,470	$184,978
Expeditors International of Washington, Inc.	3,275	146,098
		331,076

Airlines - 0.8%
American Airlines Group, Inc.	12,070	647,314

Automobiles - 0.6%
Tesla Motors, Inc.*	2,111	469,508

Beverages - 0.4%
Monster Beverage Corp.*	2,808	304,247

Biotechnology - 11.0%
Alexion Pharmaceuticals, Inc.*	3,338	617,630
Amgen, Inc.	12,804	2,039,549
Biogen Idec, Inc.*	3,975	1,349,314
Celgene Corp.*	13,444	1,503,846
Gilead Sciences, Inc.*	25,395	2,393,733
Regeneron Pharmaceuticals, Inc.*	1,678	688,399
Vertex Pharmaceuticals, Inc.*	4,049	481,021
		9,073,492

Chemicals - 0.3%
Sigma-Aldrich Corp.	2,000	274,540

Commercial Services & Supplies - 0.2%
Stericycle, Inc.*	1,433	187,838

Communications Equipment - 5.4%
Cisco Systems, Inc.	86,076	2,394,204
QUALCOMM, Inc.	27,987	2,080,274
		4,474,478

Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	7,375	1,045,406
Whole Foods Market, Inc.	6,063	305,697
		1,351,103

Food Products - 2.4%
Keurig Green Mountain, Inc.	2,737	362,365
Kraft Foods Group, Inc.	9,957	623,906
Mondelez International, Inc.	28,294	1,027,779
		2,014,050

Health Care Equipment & Supplies - 0.4%
Intuitive Surgical, Inc.*	610	322,653

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EQUITY SECURITIES - CONT'D	SHARES	VALUE

Health Care Providers & Services - 1.7%
Catamaran Corp.*	3,480	$180,090
Express Scripts Holding Co.*	12,354	1,046,013
Henry Schein, Inc.*	1,435	195,375
		1,421,478

Health Care Technology - 0.5%
Cerner Corp.*	5,739	371,084

Hotels, Restaurants & Leisure - 2.0%
Marriott International, Inc.	4,770	372,203
Starbucks Corp.	12,594	1,033,338
Wynn Resorts Ltd.	1,690	251,404
		1,656,945

Household Durables - 0.2%
Garmin Ltd.	3,262	172,331

Internet & Catalog Retail - 5.1%
Amazon.com, Inc.*	7,794	2,418,868
Liberty Interactive Corp.*	7,597	223,504
Liberty Ventures*	2,262	85,323
Netflix, Inc.*	1,014	346,392
The Priceline Group, Inc.*	880	1,003,385
TripAdvisor, Inc.*	2,161	161,340
		4,238,812

Internet Software & Services - 14.4%
Akamai Technologies, Inc.*	3,007	189,321
Baidu, Inc. (ADR)*	4,664	1,063,252
eBay, Inc.*	20,913	1,173,637
Equinix, Inc.	925	209,725
Facebook, Inc.*	37,436	2,920,757
Google, Inc.:
Class A*	4,794	2,543,984
Class C*	5,712	3,006,797
Yahoo!, Inc.*	15,975	806,897
		11,914,370

IT Services - 2.2%
Automatic Data Processing, Inc.	8,114	676,464
Cognizant Technology Solutions Corp.*	10,203	537,290
Fiserv, Inc.*	4,107	291,474
Paychex, Inc.	6,103	281,775
		1,787,003

Leisure Products - 0.2%
Mattel, Inc.	5,655	174,994

Life Sciences - Tools & Services - 0.5%
Illumina, Inc.*	2,390	441,146

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EQUITY SECURITIES - CONT'D	SHARES	VALUE

Machinery - 0.5%
PACCAR, Inc.	5,961	$405,408

Media - 8.7%
Charter Communications, Inc.*	1,836	305,914
Comcast Corp.:
Class A	36,197	2,099,788
Special Class A	7,000	402,955
DIRECTV*	8,454	732,962
Discovery Communications, Inc.:
Class A*	2,448	84,334
Class C*	4,836	163,070
DISH Network Corp.*	3,729	271,807
Liberty Global plc:
Common*	4,227	212,217
Series C*	10,800	521,748
Liberty Media Corp.:
Class A*	1,744	61,511
Class C*	3,833	134,270
Sirius XM Holdings, Inc.*	92,487	323,703
Twenty-First Century Fox, Inc.:
Class A	22,859	877,900
Class B	13,438	495,728
Viacom, Inc., Class B	6,055	455,639
		7,143,546

Multiline Retail - 0.3%
Dollar Tree, Inc.*	3,478	244,782

Pharmaceuticals - 0.4%
Mylan, Inc.*	6,268	353,327

Professional Services - 0.2%
Verisk Analytics, Inc.*	2,811	180,045

Semiconductors & Semiconductor Equipment - 9.2%
Altera Corp.	5,186	191,571
Analog Devices, Inc.	5,271	292,646
Applied Materials, Inc.	20,412	508,667
Avago Technologies Ltd.	4,257	428,211
Broadcom Corp.	9,123	395,299
Intel Corp.	81,403	2,954,115
KLA-Tencor Corp.	2,765	194,435
Lam Research Corp.	2,700	214,218
Linear Technology Corp.	4,015	183,084
Micron Technology, Inc.*	18,069	632,596
NVIDIA Corp.	9,096	182,375
NXP Semiconductors NV*	3,885	296,814
Texas Instruments, Inc.	17,781	950,661
Xilinx, Inc.	4,520	195,671
		7,620,363

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EQUITY SECURITIES - CONT'D	SHARES	VALUE

Software - 11.1%
Activision Blizzard, Inc.	12,000	$241,800
Adobe Systems, Inc.*	8,395	610,316
Autodesk, Inc.*	3,788	227,507
CA, Inc.	7,546	229,776
Check Point Software Technologies Ltd.*	3,202	251,581
Citrix Systems, Inc.*	2,710	172,898
Electronic Arts, Inc.*	5,200	244,478
Intuit, Inc.	4,806	443,065
Microsoft Corp.	138,750	6,444,938
Symantec Corp.	11,632	298,419
		9,164,778

Specialty Retail - 1.6%
Bed Bath & Beyond, Inc.*	3,119	237,574
O'Reilly Automotive, Inc.*	1,708	328,995
Ross Stores, Inc.	3,551	334,717
Staples, Inc.	10,923	197,925
Tractor Supply Co.	2,289	180,419
		1,279,630

Technology Hardware, Storage & Peripherals - 14.8%
Apple, Inc.	98,726	10,897,376
NetApp, Inc.	5,247	217,488
SanDisk Corp.	3,715	363,996
Seagate Technology plc	5,508	366,282
Western Digital Corp.	3,910	432,837
		12,277,979

Trading Companies & Distributors - 0.3%
Fastenal Co.	4,958	235,802

Wireless Telecommunication Services - 0.8%
SBA Communications Corp.*	2,152	238,356
VimpelCom Ltd. (ADR)	29,571	123,459
Vodafone Group plc (ADR)	8,194	279,989
		641,804

Total Equity Securities (Cost $41,542,568)		81,175,926

EXCHANGE TRADED PRODUCTS - 0.6%
Powershares QQQ Trust, Series 1	5,000	516,250

Total Exchange Traded Products (Cost $476,150)		516,250

TIME DEPOSIT - 0.9%	PRINCIPAL AMOUNT
State Street Bank Time Deposit, 0.069%, 1/2/15	$700,993	700,993

Total Time Deposit (Cost $700,993)		700,993

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U.S. TREASURY OBLIGATIONS - 0.2%	PRINCIPAL AMOUNT	VALUE

United States Treasury Bills, 0.11%, 7/23/15^	$200,000	$199,876

Total U.S. Treasury Obligations (Cost $199,876)		199,876

TOTAL INVESTMENTS (Cost $42,919,587) - 99.9%		82,593,045
Other assets and liabilities, net - 0.1%		104,219
NET ASSETS - 100%		$82,697,264

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,814,094 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$41,486,186
Undistributed net investment income		48,786
Accumulated net realized gain (loss)		1,499,204
Net unrealized appreciation (depreciation)		39,663,088

NET ASSETS		$82,697,264

NET ASSET VALUE PER SHARE		$45.59

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
E-Mini NASDAQ 100 Index^	13	3/15	$1,100,515	($10,370)
^    Futures collateralized by $200,000 par value of the U.S. Treasury Bills.
*    Non-income producing security.
Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company
See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $131)	$1,352,706
Interest income	1,463
Total investment income	1,354,169

Expenses:
Investment advisory fee	279,774
Transfer agency fees and expenses	10,602
Directors’ fees and expenses	13,890
Administrative fees	79,935
Accounting fees	12,408
Custodian fees	24,370
Reports to shareholders	33,143
Professional fees	29,355
Miscellaneous	19,360
Total expenses	502,837

NET INVESTMENT INCOME	851,332

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	7,251,915
Futures	485,836
7,737,751

Change in unrealized appreciation (depreciation) on:
Investments	5,116,893
Futures	(45,828)
5,071,065

NET REALIZED AND UNREALIZED GAIN (LOSS)	12,808,816

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$13,660,148

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013
Operations:
Net investment income	$851,332	$575,728
Net realized gain (loss)	7,737,751	3,297,862
Change in unrealized appreciation (depreciation)	5,071,065	18,564,791

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,660,148	22,438,381

Distributions to shareholders from:
Net investment income	(915,724)	(580,671)
Net realized gain	(7,949,781)	(1,797,313)
Total distributions	(8,865,505)	(2,377,984)

Capital share transactions:
Shares sold	8,706,637	7,710,711
Reinvestment of distributions	8,865,505	2,377,984
Shares redeemed	(20,443,966)	(14,064,022)
Total capital share transactions	(2,871,824)	(3,975,327)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,922,819	16,085,070

NET ASSETS
Beginning of year	80,774,445	64,689,375
End of year (including undistributed net investment income of $48,786 and $113,178, respectively)	$82,697,264	$80,774,445

CAPITAL SHARE ACTIVITY
Shares sold	184,533	209,777
Reinvestment of distributions	192,394	56,795
Shares redeemed	(442,114)	(373,477)
Total capital share activity	(65,187)	(106,905)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Nasdaq 100 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. There were no such transfers during the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

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Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2014, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2014, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$81,175,926	—	—	$81,175,926
Exchange traded products	516,250	—	—	516,250
U.S. government obligations	—	$199,876	—	199,876
Other debt obligations	—	700,993	—	700,993
TOTAL	$81,692,176	$900,869	—	$82,593,045
Other financial instruments**	($10,370)	—	—	($10,370)

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

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Futures Contracts: The Portfolio may purchase and sell futures contracts, when, in the judgment of the Advisor, such a position acts as a hedge, or to provide equity market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.
During the year, the Portfolio invested in E-Mini NASDAQ 100 Index futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 8 contracts and $249,776 weighted average notional value.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Portfolio’s average daily net assets. Under the terms of the agreement, $24,801was payable at year end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2015. The contractual expense cap is .69%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $7,086 was payable at year end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $5,999 for the year ended December 31, 2014. Under the terms of the agreement, $509 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000 ($44,000 effective January 1, 2015). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $8,530,737 and $18,634,206, respectively.
The tax character of dividends and distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$1,696,565	$947,258
Long-term capital gain	7,168,940	1,430,726
Total	$8,865,505	$2,377,984
As of December 31, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$40,050,365
Unrealized (depreciation)	(410,445)
Net unrealized appreciation/(depreciation)	$39,639,920

Undistributed ordinary income	$197,581
Undistributed long-term capital gain	$1,373,577

Federal income tax cost of investments	$42,953,125
The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and Section 1256 contracts.
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A

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commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2014.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the year ended December 31, 2014, the Portfolio considers 67.7% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code and $7,168,940 of the long-term capital gain distributions paid during the year as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,
	2014	2013	2012	2011	2010
Net asset value, beginning	$42.98	$32.57	$29.67	$30.46	$25.51
Income from investment operations:
Net investment income	0.53	0.32	0.28	0.09	0.06
Net realized and unrealized gain (loss)	7.55	11.39	4.90	0.83	4.94
Total from investment operations	8.08	11.71	5.18	0.92	5.00
Distributions from:
Net investment income	(0.57)	(0.32)	(0.24)	(0.09)	(0.05)
Net realized gain	(4.90)	(0.98)	(2.04)	(1.62)	—
Total distributions	(5.47)	(1.30)	(2.28)	(1.71)	(0.05)
Total increase (decrease) in net asset value	2.61	10.41	2.90	(0.79)	4.95
Net asset value, ending	$45.59	$42.98	$32.57	$29.67	$30.46

Total return*	18.66%	36.05%	17.62%	3.02%	19.61%
Ratios to average net assets: A
Net investment income	1.07%	0.80%	0.84%	0.27%	0.33%
Total expenses	0.63%	0.61%	0.63%	0.67%	0.68%
Expenses before offsets	0.63%	0.61%	0.63%	0.65%	0.65%
Net expenses	0.63%	0.61%	0.63%	0.65%	0.65%
Portfolio turnover	11%	13%	17%	23%	26%
Net assets, ending (in thousands)	$82,697	$80,774	$64,689	$53,984	$60,435

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 10, 2014, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's

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compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-, three- and five-year periods ended June 30, 2014. The data also indicated that the Portfolio outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2014. The Board also noted management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the funds in the peer group and the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor is not currently reimbursing any Portfolio expenses. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also

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noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's risk management processes; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2014, as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that

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track the same benchmark index as does the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 79	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 64	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 69	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	23	• Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 68	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 77	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
JOHN HENRY STREUR, JR. * AGE: 55	Director & Chair (CVS) President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since 1/1/15); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through 1/1/12); President and Director, The Managers Funds and Managers AMG Funds (through 1/1/12).	37
•
Portfolio 21 Investments, Inc. (through October 2014)
•
Managers Investment Group LLC (through 1/1/12)
•
The Managers Funds (through 1/1/12)
•
Managers AMG Funds (through 1/1/12)
•
Calvert Social Investment Foundation

WILLIAM LESTER* AGE: 57	Director & President (CVS) Director & Chair (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13	• Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank -Lincoln • Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ROBERT DOUGLAS BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 41	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014).
Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc.(2005-2010).

THOMAS A. DAILEY AGE: 50	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP
Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Acting Chief Financial Officer & Assistant Treasurer	2014	Acting Chief Financial Officer (since September 2014) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for Calvert Investment Management, Inc. since 2009.
TRACI L. GOLDT AGE: 41	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011)
HUI PING HO, CPA Age: 50	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
VISHAL KHANDUJA AGE: 36	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
AUGUSTO DIVO MACEDO, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 59	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 67	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 47	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
MICHAEL V. YUHAS JR., CPA AGE: 53	Fund Controller & Assistant Treasurer	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.
*    The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.
Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Calvert VP Russell 2000 Small Cap Index Portfolio
Annual Report December 31, 2014

4	Portfolio Management Discussion
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
52	Statement of Operations
53	Statements of Changes in Net Assets
55	Notes to Financial Statements
61	Financial Highlights
63	Explanation of Financial Tables
64	Proxy Voting
64	Availability of Quarterly Portfolio Holdings
64	Basis for Board’s Approval of Investment Advisory Contracts
68	Director and Officer Information Table

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor
Performance
For the year ended December 31, 2014, the Calvert VP Russell 2000 Small Cap Index Portfolio (Class I shares) returned 4.15% compared with 4.89% for the Russell 2000 Index. The underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not have.
Investment Climate
The U.S. equity markets earned solid positive returns in 2014, as economic recovery in the United States continued to gain momentum. Within the domestic universe, large-cap stocks provided the highest return in 2014, up 13.69% as measured by the S&P 500 Index. Mid-cap stocks and small-cap stocks provided lower returns, with the S&P Midcap 400 Index and Russell 2000 Index returning 9.77% and 4.89%, respectively. International markets posted negative returns, with emerging markets generally outperforming developed markets.
The Federal Reserve (Fed) concluded its quantitative-easing (QE) program late in the year, as scheduled, following continued signs of improvement in the U.S. economy. Despite a first-quarter setback, U.S. gross domestic product (GDP) growth improved throughout the year, approaching 5%. This is in stark contrast to foreign economies, whose struggles with economic growth were exacerbated by steep declines in oil prices in the second half of the year. Demand for U.S. dollar-denominated assets was strong, which contributed to robust domestic stock performance and helped keep interest rates low, even as the Fed was winding down its QE program.
Portfolio Strategy
As an index fund, the Portfolio seeks, as closely as possible, to replicate the holdings and match the performance of the Russell 2000 Index. In pursuit of this objective, the fund employs a passive management approach to replicate the Index.
At year-end, the Index’s largest exposure was to the Financial sector, at 22.4%. Other significant weightings included Technology, Health Care, and Consumer Discretionary, which ranged between 13.1% and 16.2%. The smallest exposures were to Consumer Staples and Energy, at 3.1% and 3.2%, respectively.
The top-performing sectors were Health Care, up 19.2%, Consumer Staples, up 16.8%, and Utilities, up 16.5%.

AVERAGE ANNUAL TOTAL RETURN (period ended 12.31.14)
	Class I	Class F*
One year	4.15%	3.93%
Five year	14.75%	14.51%
Ten year	7.09%	6.88%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.70%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

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The weakest-performing sectors were Energy, down 39.3%, Producer Durables, down 0.7%, and Materials, down 0.3%.
Market fluctuation, cash flows and corporate actions may cause the Portfolio to hold a slightly different weighting than the Index. Since the Russell 2000 Index is not an actual mutual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses.
Outlook
Entering 2015, we believe the outlook for equities is mixed. The economy continues to recover, corporate earnings remain strong, and unemployment is declining. While the Fed concluded its quantitative-easing program, it has pledged to keep interest rates low for an extended period of time as needed. This should provide a positive backdrop for equities in 2015.
On the downside, domestic stocks are nearing the end of the sixth year of a historic bull market and valuations have become more stretched. In addition, European economies continue to struggle and China’s growth is leveling off. A big question heading into 2015 is whether the price of oil will continue to slide and how that will affect the global equity markets. That said, if Europe begins to turn the corner toward economic recovery, the risk of contagion would be reduced, and stocks could still have more upside in the year ahead.
January 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	13.1%
Consumer Staples	3.1%
Energy	3.2%
Exchange Traded Products	4.4%
Financials	22.4%
Government	0.6%
Health Care	13.4%
Industrials	13.1%
Information Technology	16.2%
Materials	4.2%
Short-Term Investments	2.3%
Telecommunication Services	0.7%
Utilities	3.3%
Total	100%

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 5

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14 - 12/31/14
Class I
Actual	$1,000.00	$1,012.36	$4.20

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.03	$4.21

Class F
Actual	$1,000.00	$1,011.32	$5.20

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.03	$5.22

* Expenses are equal to the Portfolio’s annualized expense ratio of 0.83% and 1.03%, for Class I and Class F, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Russell 2000 Small Cap Index Portfolio:
We have audited the accompanying statement of net assets of the Calvert VP Russell 2000 Small Cap Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Russell 2000 Small Cap Index Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2015

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS
DECEMBER 31, 2014

EQUITY SECURITIES - 92.9%	SHARES	VALUE

Aerospace & Defense - 1.6%
AAR Corp.	3,414	$94,841
Aerovironment, Inc.*	1,707	46,516
American Science & Engineering, Inc.	703	36,486
Astronics Corp.*	1,663	91,980
Cubic Corp.	1,711	90,067
Curtiss-Wright Corp.	4,318	304,808
DigitalGlobe, Inc.*	6,761	209,388
Ducommun, Inc.*	914	23,106
Engility Holdings, Inc.*	1,480	63,344
Erickson, Inc.*	325	2,709
Esterline Technologies Corp.*	2,851	312,698
GenCorp, Inc.*	5,118	93,659
HEICO Corp.	5,959	359,923
Kratos Defense & Security Solutions, Inc.*	3,789	19,021
LMI Aerospace, Inc.*	916	12,916
Moog, Inc.*	3,657	270,728
National Presto Industries, Inc.	420	24,377
Orbital Sciences Corp.*	5,427	145,932
SIFCO Industries, Inc.	227	6,617
Sparton Corp.*	882	24,996
Taser International, Inc.*	4,756	125,939
Teledyne Technologies, Inc.*	3,363	345,515
The Keyw Holding Corp.*	2,749	28,535
		2,734,101

Air Freight & Logistics - 0.5%
Air Transport Services Group, Inc.*	4,743	40,600
Atlas Air Worldwide Holdings, Inc.*	2,227	109,791
Echo Global Logistics, Inc.*	2,105	61,466
Forward Air Corp.	2,796	140,834
HUB Group, Inc.*	3,295	125,474
Park-Ohio Holdings Corp.	726	45,760
UTi Worldwide, Inc.*	7,825	94,448
XPO Logistics, Inc.*	4,518	184,696
		803,069

Airlines - 0.5%
Allegiant Travel Co.	1,237	185,958
Hawaiian Holdings, Inc.*	3,968	103,367
JetBlue Airways Corp.*	21,984	348,666
Republic Airways Holdings, Inc.*	4,602	67,143
Skywest, Inc.	4,346	57,715
Virgin America, Inc.*	1,340	57,955
		820,804

8 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Auto Components - 1.1%
American Axle & Manufacturing Holdings, Inc.*	6,004	$135,630
Cooper Tire & Rubber Co.	5,128	177,685
Cooper-Standard Holding, Inc.*	1,226	70,961
Dana Holding Corp.	14,944	324,883
Dorman Products, Inc.*	2,481	119,758
Drew Industries, Inc.*	1,976	100,914
Federal-Mogul Holdings Corp.*	2,583	41,561
Fox Factory Holding Corp.*	848	13,763
Fuel Systems Solutions, Inc.*	1,211	13,248
Gentherm, Inc.*	3,161	115,756
Modine Manufacturing Co.*	4,047	55,039
Motorcar Parts of America, Inc.*	1,585	49,278
Remy International, Inc.*	1,208	25,271
Shiloh Industries, Inc.*	483	7,598
Spartan Motors, Inc.	3,414	17,958
Standard Motor Products, Inc.	1,820	69,378
Stoneridge, Inc.*	2,174	27,958
Strattec Security Corp.	311	25,682
Superior Industries International, Inc.	2,023	40,035
Tenneco, Inc.*	5,455	308,808
Tower International, Inc.*	1,846	47,165
		1,788,329

Automobiles - 0.0%
Winnebago Industries, Inc.	2,545	55,379

Banks - 7.2%
1st Source Corp.	1,417	48,617
American National Bankshares, Inc.	705	17,491
Ameris Bancorp	2,059	52,793
Ames National Corp.	756	19,611
Arrow Financial Corp.	984	27,050
Banc of California, Inc.	2,665	30,568
Bancfirst Corp.	651	41,267
Banco Latinoamericano de Exportaciones SA	2,624	78,982
BancorpSouth, Inc.	8,605	193,699
Bank of Marin Bancorp	545	28,662
Bank of the Ozarks, Inc.	7,138	270,673
Banner Corp.	1,639	70,510
BBCN Bancorp, Inc.	6,810	97,928
Blue Hills Bancorp, Inc.*	2,498	33,923
BNC Bancorp	1,580	27,192
Boston Private Financial Holdings, Inc.	7,038	94,802
Bridge Bancorp, Inc.	963	25,760
Bridge Capital Holdings*	752	16,830
Bryn Mawr Bank Corp.	1,004	31,425
C1 Financial, Inc.*	287	5,249
Camden National Corp.	710	28,286
Capital Bank Financial Corp.*	2,138	57,298
Capital City Bank Group, Inc.	1,232	19,145
Cardinal Financial Corp.	2,513	49,833
Cascade Bancorp*	3,096	16,068

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Banks - Cont'd
Cathay General Bancorp	7,135	$182,585
Center Bancorp, Inc.	1,968	37,392
Centerstate Banks of Florida, Inc.	2,552	30,394
Central Pacific Financial Corp.	1,534	32,981
Century Bancorp, Inc.	277	11,097
Chemical Financial Corp.	2,885	88,396
Citizens & Northern Corp.	1,125	23,254
City Holding Co.	1,381	64,258
CNB Financial Corp.	1,282	23,717
CoBiz Financial, Inc.	2,995	39,324
Columbia Banking System, Inc.	5,062	139,762
Community Bank System, Inc.	3,552	135,438
Community Trust Bancorp, Inc.	1,316	48,179
CommunityOne Bancorp*	901	10,316
CU Bancorp*	810	17,569
Customers Bancorp, Inc.*	1,894	36,857
CVB Financial Corp.	9,048	144,949
Eagle Bancorp, Inc.*	2,316	82,264
Enterprise Bancorp, Inc.	478	12,069
Enterprise Financial Services Corp.	1,698	33,502
FCB Financial Holdings, Inc.*	723	17,815
Fidelity Southern Corp.	1,097	17,673
Financial Institutions, Inc.	1,134	28,520
First BanCorp*	9,341	54,832
First Bancorp (North Carolina)	1,553	28,684
First Bancorp, Inc. (Maine)	691	12,500
First Busey Corp.	6,352	41,351
First Business Financial Services, Inc.	354	16,960
First Citizens BancShares, Inc.	678	171,392
First Commonwealth Financial Corp.	8,442	77,835
First Community Bancshares, Inc.	1,464	24,112
First Connecticut Bancorp, Inc.	1,473	24,039
First Financial Bancorp	5,061	94,084
First Financial Bankshares, Inc.	5,739	171,481
First Financial Corp.	966	34,409
First Interstate Bancsystem, Inc.	1,462	40,673
First Merchants Corp.	3,106	70,661
First Midwest Bancorp, Inc.	6,478	110,839
First NBC Bank Holding Co.*	1,338	47,098
First of Long Island Corp.	901	25,561
FirstMerit Corp.	14,817	279,893
Flushing Financial Corp.	2,726	55,256
FNB Corp.	15,337	204,289
German American Bancorp, Inc.	1,152	35,159
Glacier Bancorp, Inc.	6,673	185,309
Great Southern Bancorp, Inc.	940	37,290
Great Western Bancorp, Inc.*	1,600	36,464
Green Bancorp, Inc.*	413	4,973
Guaranty Bancorp	1,371	19,797
Hampton Roads Bankshares, Inc.*	2,909	4,887
Hancock Holding Co.	7,373	226,351
Hanmi Financial Corp.	2,835	61,831

10 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Banks - Cont'd
Heartland Financial USA, Inc.	1,357	$36,775
Heritage Commerce Corp.	1,714	15,135
Heritage Financial Corp.	2,813	49,368
Heritage Oaks Bancorp	1,809	15,177
Hilltop Holdings, Inc.*	6,072	121,136
Home Bancshares, Inc.	4,851	156,008
HomeTrust Bancshares, Inc.*	1,850	30,821
Horizon Bancorp	750	19,605
Hudson Valley Holding Corp.	1,336	36,286
IBERIABANK Corp.	2,816	182,618
Independent Bank Corp.:
Massachusetts	2,053	87,889
Michigan	2,054	26,805
Independent Bank Group, Inc.	819	31,990
International Bancshares Corp.	4,652	123,464
Investors Bancorp, Inc.	32,098	360,300
Lakeland Bancorp, Inc.	3,213	37,592
Lakeland Financial Corp.	1,410	61,293
LegacyTexas Financial Group, Inc.*	3,445	82,163
Macatawa Bank Corp.	2,047	11,136
MainSource Financial Group, Inc.	1,757	36,756
MB Financial, Inc.	5,883	193,315
Mercantile Bank Corp.	1,508	31,698
Merchants Bancshares, Inc.	377	11,547
Metro Bancorp, Inc.*	1,253	32,478
Midsouth Bancorp, Inc.	777	13,473
MidWestOne Financial Group, Inc.	611	17,603
National Bank Holdings Corp.	3,628	70,419
National Bankshares, Inc.	719	21,850
National Penn Bancshares, Inc.	10,936	115,101
NBT Bancorp, Inc.	3,777	99,222
NewBridge Bancorp*	2,966	25,834
Northrim BanCorp, Inc.	582	15,272
OFG Bancorp	4,052	67,466
Old Line Bancshares, Inc.	751	11,881
Old National Bancorp	10,137	150,839
Opus Bank*	459	13,022
Pacific Continental Corp.	1,543	21,880
Pacific Premier Bancorp, Inc.*	1,331	23,066
Palmetto Bancshares, Inc.	384	6,413
Park National Corp.	1,147	101,487
Park Sterling Corp.	3,952	29,047
Peapack Gladstone Financial Corp.	799	14,829
Penns Woods Bancorp, Inc.	415	20,443
Peoples Bancorp, Inc.	1,091	28,290
Peoples Financial Services Corp.	676	33,584
Pinnacle Financial Partners, Inc.	3,094	122,337
Preferred Bank	1,057	29,480
PrivateBancorp, Inc.	6,390	213,426
Prosperity Bancshares, Inc.	6,249	345,945
Renasant Corp.	2,662	77,012
Republic Bancorp, Inc.	907	22,421

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 11

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Banks - Cont'd
Republic First Bancorp, Inc.*	2,772	$10,395
S&T Bancorp, Inc.	2,603	77,595
Sandy Spring Bancorp, Inc.	2,099	54,742
Seacoast Banking Corp of Florida*	1,191	16,376
ServisFirst Bancshares, Inc.	168	5,536
Sierra Bancorp	987	17,332
Simmons First National Corp.	1,504	61,138
South State Corp.	2,162	145,027
Southside Bancshares, Inc.	2,078	60,075
Southwest Bancorp, Inc.	1,698	29,477
Square 1 Financial, Inc.*	536	13,239
State Bank Financial Corp.	2,598	51,908
Sterling Bancorp/DE	6,924	99,567
Stock Yards Bancorp, Inc.	1,229	40,975
Stonegate Bank	892	26,421
Suffolk Bancorp	896	20,348
Sun Bancorp, Inc.*	618	11,989
Susquehanna Bancshares, Inc.	16,813	225,799
Talmer Bancorp, Inc.	1,544	21,678
Texas Capital Bancshares, Inc.*	4,029	218,896
The Bancorp, Inc.*	2,534	27,595
The Bank of Kentucky Financial Corp.	473	22,832
Tompkins Financial Corp.	1,247	68,959
TowneBank	2,647	40,023
TriCo Bancshares	1,995	49,275
Tristate Capital Holdings, Inc.*	1,979	20,265
Triumph Bancorp, Inc.*	680	9,214
Trustmark Corp.	6,043	148,295
UMB Financial Corp.	3,381	192,345
Umpqua Holdings Corp.	14,929	253,942
Union Bankshares Corp.	4,172	100,462
United Bankshares, Inc.	6,098	228,370
United Community Banks, Inc.	4,482	84,889
Univest Corp. of Pennsylvania	1,440	29,146
Valley National Bancorp	20,003	194,229
Washington Trust Bancorp, Inc.	1,232	49,502
Webster Financial Corp.	8,093	263,265
WesBanco, Inc.	2,265	78,822
West Bancorporation, Inc.	1,387	23,607
Westamerica Bancorporation	2,357	115,540
Western Alliance Bancorp*	6,761	187,956
Wilshire Bancorp, Inc.	5,565	56,373
Wintrust Financial Corp.	4,233	197,935
Yadkin Financial Corp.*	1,832	35,999
		12,030,333

Beverages - 0.2%
Coca Cola Bottling Co. Consolidated	436	38,381
Craft Brew Alliance, Inc.*	855	11,406
National Beverage Corp.*	1,154	26,104
The Boston Beer Company, Inc.*	747	216,286
		292,177

12 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Biotechnology - 5.2%
ACADIA Pharmaceuticals, Inc.*	7,060	$224,155
Acceleron Pharma, Inc.*	1,474	57,427
Achillion Pharmaceuticals, Inc.*	8,327	102,006
Acorda Therapeutics, Inc.*	3,732	152,527
Actinium Pharmaceuticals, Inc.*	1,775	10,455
Adamas Pharmaceuticals, Inc.*	262	4,551
Aegerion Pharmaceuticals, Inc.*	2,611	54,674
Agenus, Inc.*	5,577	22,141
Agios Pharmaceuticals, Inc.*	1,286	144,083
Akebia Therapeutics, Inc.*	702	8,171
Alder Biopharmaceuticals, Inc.*	717	20,858
AMAG Pharmaceuticals, Inc.*	1,838	78,336
Anacor Pharmaceuticals, Inc.*	2,952	95,202
Applied Genetic Technologies Corp.*	435	9,144
Ardelyx, Inc.*	432	8,160
Arena Pharmaceuticals, Inc.*	19,683	68,300
Ariad Pharmaceuticals, Inc.*	14,771	101,477
Array Biopharma, Inc.*	10,324	48,832
Arrowhead Research Corp.*	4,648	34,302
Atara Biotherapeutics, Inc.*	500	13,375
Auspex Pharmaceuticals, Inc.*	694	36,421
Avalanche Biotechnologies, Inc.*	605	32,670
BioCryst Pharmaceuticals, Inc.*	6,279	76,353
BioSpecifics Technologies Corp.*	326	12,590
Biotime, Inc.*	3,184	11,876
Bluebird Bio, Inc.*	1,928	176,836
Calithera Biosciences, Inc.*	700	14,140
Cara Therapeutics, Inc.*	464	4,626
Celldex Therapeutics, Inc.*	7,854	143,335
Cellular Dynamics International, Inc.*	871	5,601
Cepheid*	6,248	338,267
Chelsea Therapeutics International (b)*	5,785	686
ChemoCentryx, Inc.*	2,120	14,480
Chimerix, Inc.*	2,656	106,931
Clovis Oncology, Inc.*	2,211	123,816
Coherus Biosciences, Inc.*	600	9,792
CTI BioPharma Corp.*	12,809	30,229
Cytokinetics, Inc.*	2,136	17,109
Cytori Therapeutics, Inc.*	4,706	2,300
CytRx Corp.*	4,998	13,695
Dicerna Pharmaceuticals, Inc.*	300	4,941
Durata Therapeutics (b)*	1,392	1,615
Dyax Corp.*	11,613	163,279
Dynavax Technologies Corp.*	2,338	39,419
Eleven Biotherapeutics, Inc.*	400	4,752
Emergent Biosolutions, Inc.*	2,331	63,473
Enanta Pharmaceuticals, Inc.*	926	47,087
Epizyme, Inc.*	1,148	21,663
Esperion Therapeutics, Inc.*	393	15,893
Exact Sciences Corp.*	7,495	205,663
Exelixis, Inc.*	16,302	23,475
FibroGen, Inc.*	800	21,872

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EQUITY SECURITIES - CONT'D	SHARES	VALUE

Biotechnology - Cont'd
Five Prime Therapeutics, Inc.*	1,545	$41,715
Flexion Therapeutics, Inc.*	390	7,874
Foundation Medicine, Inc.*	1,251	27,797
Galectin Therapeutics, Inc.*	1,614	5,601
Galena Biopharma, Inc.*	8,878	13,406
Genocea Biosciences, Inc.*	340	2,380
Genomic Health, Inc.*	1,445	46,197
Geron Corp.*	13,372	43,459
Halozyme Therapeutics, Inc.*	9,266	89,417
Heron Therapeutics, Inc.*	1,741	17,514
Hyperion Therapeutics, Inc.*	1,220	29,280
Idera Pharmaceuticals, Inc.*	5,395	23,792
Immune Design Corp.*	534	16,437
Immunogen, Inc.*	7,409	45,195
Immunomedics, Inc.*	6,814	32,707
Infinity Pharmaceuticals, Inc.*	4,129	69,739
Inovio Pharmaceuticals, Inc.*	5,391	49,489
Insmed, Inc.*	4,374	67,666
Insys Therapeutics, Inc.*	880	37,101
Intrexon Corp.*	3,194	87,931
Ironwood Pharmaceuticals, Inc.*	10,708	164,047
Isis Pharmaceuticals, Inc.*	10,373	640,429
Karyopharm Therapeutics, Inc.*	1,110	41,547
Keryx Biopharmaceuticals, Inc.*	7,720	109,238
Kindred Biosciences, Inc.*	744	5,543
Kite Pharma, Inc.*	756	43,599
KYTHERA Biopharmaceuticals, Inc.*	1,559	54,066
Lexicon Pharmaceuticals, Inc.*	17,874	16,264
Ligand Pharmaceuticals, Inc., Class B*	1,857	98,811
Loxo Oncology, Inc.*	319	3,748
MacroGenics, Inc.*	1,790	62,775
MannKind Corp.*	20,435	106,569
Merrimack Pharmaceuticals, Inc.*	8,667	97,937
MiMedx Group, Inc.*	8,019	92,459
Mirati Therapeutics, Inc.*	643	11,908
Momenta Pharmaceuticals, Inc.*	4,217	50,773
NanoViricides, Inc.*	3,592	9,770
Navidea Biopharmaceuticals, Inc.*	10,313	19,492
NeoStem, Inc.*	2,121	7,996
Neuralstem, Inc.*	6,160	16,755
Neurocrine Biosciences, Inc.*	6,510	145,433
NewLink Genetics Corp.*	1,774	70,515
Northwest Biotherapeutics, Inc.*	3,184	17,034
Novavax, Inc.*	20,953	124,251
NPS Pharmaceuticals, Inc.*	9,528	340,817
Ohr Pharmaceutical, Inc.*	1,885	15,721
OncoMed Pharmaceuticals, Inc.*	1,132	24,632
Oncothyreon, Inc.*	6,340	12,046
Ophthotech Corp.*	1,243	55,773
Opko Health, Inc.*	17,658	176,403
Orexigen Therapeutics, Inc.*	9,627	58,340
Organovo Holdings, Inc.*	5,600	40,600

14 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Biotechnology - Cont'd
Osiris Therapeutics, Inc.*	1,445	$23,106
Otonomy, Inc.*	630	20,998
OvaScience, Inc.*	1,363	60,272
PDL BioPharma, Inc.	14,391	110,955
Peregrine Pharmaceuticals, Inc.*	11,824	16,435
Portola Pharmaceuticals, Inc.*	3,766	106,653
Progenics Pharmaceuticals, Inc.*	5,151	38,942
Prothena Corp. plc*	2,363	49,056
PTC Therapeutics, Inc.*	2,158	111,720
Puma Biotechnology, Inc.*	2,050	388,003
Radius Health, Inc.*	615	23,930
Raptor Pharmaceutical Corp.*	4,911	51,664
Receptos, Inc.*	1,929	236,322
Regado Biosciences, Inc.*	1,384	1,264
Regulus Therapeutics, Inc.*	1,151	18,462
Repligen Corp.*	2,777	54,985
Retrophin, Inc.*	1,639	20,061
Rigel Pharmaceuticals, Inc.*	7,590	17,229
Sage Therapeutics, Inc.*	504	18,446
Sangamo Biosciences, Inc.*	5,756	87,549
Sarepta Therapeutics, Inc.*	3,645	52,743
Spectrum Pharmaceuticals, Inc.*	5,050	34,995
Stemline Therapeutics, Inc.*	789	13,460
Sunesis Pharmaceuticals, Inc.*	4,433	11,304
Synageva BioPharma Corp.*	1,917	177,878
Synergy Pharmaceuticals, Inc.*	6,947	21,188
Synta Pharmaceuticals Corp.*	5,731	15,187
T2 Biosystems, Inc.*	524	10,082
TESARO, Inc.*	1,727	64,227
TG Therapeutics, Inc.*	2,104	33,327
Threshold Pharmaceuticals, Inc.*	4,048	12,873
Tokai Pharmaceuticals, Inc.*	500	7,370
Ultragenyx Pharmaceutical, Inc.*	571	25,055
Vanda Pharmaceuticals, Inc.*	3,487	49,934
Verastem, Inc.*	1,244	11,370
Versartis, Inc.*	621	13,941
Vitae Pharmaceuticals, Inc.*	492	8,187
Vital Therapies, Inc.*	464	11,568
Xencor, Inc.*	1,263	20,259
XOMA Corp.*	6,130	22,007
Zafgen, Inc.*	605	18,658
ZIOPHARM Oncology, Inc.*	5,687	28,833
		8,653,547

Building Products - 0.7%
AAON, Inc.	3,552	79,529
Advanced Drainage Systems, Inc.	1,338	30,747
American Woodmark Corp.*	938	37,933
Apogee Enterprises, Inc.	2,456	104,061
Builders FirstSource, Inc.*	3,852	26,463
Continental Building Products, Inc.*	1,167	20,691
Gibraltar Industries, Inc.*	2,647	43,040

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 15

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Building Products - Cont'd
Griffon Corp.	3,918	$52,109
Insteel Industries, Inc.	1,631	38,459
Masonite International Corp.*	2,637	162,070
NCI Building Systems, Inc.*	2,515	46,578
Norcraft Cos, Inc.*	648	12,506
Nortek, Inc.*	776	63,112
Patrick Industries, Inc.*	575	25,289
PGT, Inc.*	4,233	40,764
Ply Gem Holdings, Inc.*	1,362	19,041
Quanex Building Products Corp.	3,310	62,162
Simpson Manufacturing Co., Inc.	3,602	124,629
Trex Co., Inc.*	3,010	128,166
Universal Forest Products, Inc.	1,697	90,280
		1,207,629

Capital Markets - 1.4%
Arlington Asset Investment Corp.	1,962	52,209
Ashford, Inc.*	72	6,768
BGC Partners, Inc.	15,614	142,868
Calamos Asset Management, Inc.	1,559	20,766
CIFC Corp.	974	8,055
Cohen & Steers, Inc.	1,662	69,937
Cowen Group, Inc.*	10,340	49,632
Diamond Hill Investment Group, Inc.	250	34,510
Evercore Partners, Inc.	2,964	155,225
FBR & Co.*	825	20,287
Fifth Street Asset Management, Inc.*	520	7,254
Financial Engines, Inc.	4,610	168,495
FXCM, Inc.	3,604	59,718
GAMCO Investors, Inc.	520	46,249
GFI Group, Inc.	5,807	31,648
Greenhill & Co., Inc.	2,533	110,439
HFF, Inc.	2,937	105,497
Intl. FCStone, Inc.*	1,181	24,293
Investment Technology Group, Inc.*	3,390	70,580
Janus Capital Group, Inc.	13,397	216,093
KCG Holdings, Inc.*	4,029	46,938
Ladenburg Thalmann Financial Services, Inc.*	8,462	33,425
Manning & Napier, Inc.	1,043	14,414
Medley Management, Inc.	520	7,644
Moelis & Co.	661	23,089
OM Asset Management plc*	2,120	34,429
Oppenheimer Holdings, Inc.	932	21,669
Piper Jaffray Co.'s*	1,333	77,434
Pzena Investment Management, Inc.	491	4,645
RCS Capital Corp.	825	10,098
Safeguard Scientifics, Inc.*	1,902	37,698
Silvercrest Asset Management Group, Inc.	474	7,418
Stifel Financial Corp.*	5,867	299,334
SWS Group, Inc.*	2,652	18,325
Virtus Investment Partners, Inc.	634	108,091
Walter Investment Management Corp.*	3,180	52,502

16 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Capital Markets - Cont'd
Westwood Holdings Group, Inc.	603	$37,277
WisdomTree Investments, Inc.	9,645	151,185
		2,386,138

Chemicals - 2.0%
Advanced Emissions Solutions, Inc.*	1,894	43,164
American Vanguard Corp.	2,506	29,120
Axiall Corp.	6,266	266,117
Balchem Corp.	2,726	181,661
Calgon Carbon Corp.*	4,914	102,113
Chase Corp.	526	18,931
Chemtura Corp.*	7,513	185,796
Ferro Corp.*	6,247	80,961
Flotek Industries, Inc.*	4,705	88,125
FutureFuel Corp.	1,874	24,399
H.B. Fuller Co.	4,489	199,895
Hawkins, Inc.	939	40,687
Innophos Holdings, Inc.	1,962	114,679
Innospec, Inc.	2,080	88,816
Intrepid Potash, Inc.*	4,719	65,500
KMG Chemicals, Inc.	568	11,360
Koppers Holdings, Inc.	1,798	46,712
Kraton Performance Polymers, Inc.*	2,903	60,353
Kronos Worldwide, Inc.	1,877	24,439
Landec Corp.*	2,282	31,514
LSB Industries, Inc.*	1,588	49,927
Marrone Bio Innovations, Inc.*	470	1,697
Minerals Technologies, Inc.	3,090	214,600
Olin Corp.	7,080	161,212
OM Group, Inc.	2,757	82,159
Omnova Solutions, Inc.*	3,910	31,827
PolyOne Corp.	8,434	319,733
Quaker Chemical Corp.	1,185	109,067
Rentech, Inc.*	20,009	25,211
Schulman A, Inc.	2,537	102,825
Senomyx, Inc.*	3,810	22,898
Sensient Technologies Corp.	4,432	267,427
Stepan Co.	1,626	65,170
Trecora Resources*	1,798	26,431
Tredegar Corp.	2,145	48,241
Trinseo SA*	1,009	17,607
Tronox Ltd.	5,507	131,507
Zep, Inc.	1,900	28,785
		3,410,666

Commercial Banks - 0.0%
National Penn Bancshares, Inc., Fractional Shares (b)*	25,000	—

Commercial Services & Supplies - 2.0%
ABM Industries, Inc.	4,838	138,609
ACCO Brands Corp.*	10,173	91,659
ARC Document Solutions, Inc.*	3,218	32,888

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 17

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Commercial Services & Supplies - Cont'd
Brady Corp.	4,299	$117,535
Casella Waste Systems, Inc.*	3,332	13,461
Ceco Environmental Corp.	1,551	24,103
Cenveo, Inc.*	4,813	10,107
Civeo Corp.	8,414	34,582
Deluxe Corp.	4,485	279,191
Ennis, Inc.	2,271	30,590
G&K Services, Inc.	1,722	122,004
Healthcare Services Group, Inc.	6,297	194,766
Heritage-Crystal Clean, Inc.*	692	8,532
Herman Miller, Inc.	5,308	156,214
HNI Corp.	4,041	206,333
Innerworkings, Inc.*	3,823	29,781
Interface, Inc.	5,956	98,095
Kimball International, Inc., Class B	2,797	25,509
Knoll, Inc.	4,116	87,136
Matthews International Corp.	2,671	129,998
Mcgrath RentCorp	2,318	83,123
Mobile Mini, Inc.	4,186	169,575
MSA Safety, Inc.	2,646	140,476
Multi-Color Corp.	1,079	59,798
NL Industries, Inc.*	532	4,575
Performant Financial Corp.*	1,926	12,808
Quad/Graphics, Inc.	2,476	56,849
Quest Resource Holding Corp.*	1,141	1,643
SP Plus Corp.*	1,439	36,306
Steelcase, Inc.	7,407	132,956
Team, Inc.*	1,759	71,169
Tetra Tech, Inc.	5,821	155,421
The Brink's Co.	4,255	103,865
Unifirst Corp.	1,290	156,669
United Stationers, Inc.	3,611	152,240
US Ecology, Inc.	1,896	76,068
Viad Corp.	1,798	47,935
West Corp.	3,450	113,850
		3,406,419

Communications Equipment - 1.5%
Adtran, Inc.	5,252	114,494
Alliance Fiber Optic Products, Inc.	992	14,394
Applied Optoelectronics, Inc.*	1,325	14,866
Aruba Networks, Inc.*	9,568	173,946
Bel Fuse, Inc., Class B	968	26,465
Black Box Corp.	1,535	36,686
CalAmp Corp.*	3,105	56,822
Calix, Inc.*	3,092	30,982
Ciena Corp.*	9,411	182,668
Clearfield, Inc.*	1,022	12,581
Comtech Telecommunications Corp.	1,501	47,312
Digi International, Inc.*	2,313	21,488
Emulex Corp.*	6,261	35,500
Extreme Networks, Inc.*	8,019	28,307

18 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Communications Equipment - Cont'd
Finisar Corp.*	9,121	$177,039
Harmonic, Inc.*	8,805	61,723
Infinera Corp.*	10,976	161,567
InterDigital, Inc.	3,281	173,565
Ixia*	5,569	62,651
KVH Industries, Inc.*	1,491	18,861
Netgear, Inc.*	3,160	112,433
Numerex Corp.*	1,206	13,338
Oclaro, Inc.*	8,388	14,931
Parkervision, Inc.*	6,832	6,216
Plantronics, Inc.	3,813	202,165
Polycom, Inc.*	12,379	167,116
Procera Networks, Inc.*	1,625	11,684
Ruckus Wireless, Inc.*	5,810	69,836
ShoreTel, Inc.*	5,065	37,228
Sonus Networks, Inc.*	22,024	87,435
Tessco Technologies, Inc.	485	14,065
Ubiquiti Networks, Inc.	2,663	78,931
Viasat, Inc.*	3,707	233,652
		2,500,947

Construction & Engineering - 0.7%
Aegion Corp.*	3,435	63,925
Ameresco, Inc.*	1,452	10,164
Argan, Inc.	1,205	40,536
Comfort Systems USA, Inc.	3,332	57,044
Dycom Industries, Inc.*	2,851	100,042
EMCOR Group, Inc.	6,029	268,230
Furmanite Corp.*	3,036	23,742
Granite Construction, Inc.	3,480	132,310
Great Lakes Dredge & Dock Corp.*	5,123	43,853
Layne Christensen Co.*	1,710	16,313
MasTec, Inc.*	5,558	125,666
MYR Group, Inc.*	1,740	47,676
Northwest Pipe Co.*	929	27,981
Orion Marine Group, Inc.*	2,350	25,967
Primoris Services Corp.	3,403	79,086
Sterling Construction Co., Inc.*	1,494	9,547
Tutor Perini Corp.*	3,216	77,409
		1,149,491

Construction Materials - 0.1%
Headwaters, Inc.*	6,432	96,416
United States Lime & Minerals, Inc.	156	11,366
US Concrete, Inc.*	1,160	33,002
		140,784

Consumer Finance - 0.6%
Cash America International, Inc.	2,478	56,052
Consumer Portfolio Services, Inc.*	1,464	10,775
Credit Acceptance Corp.*	613	83,619
Encore Capital Group, Inc.*	2,162	95,993

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 19

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Consumer Finance - Cont'd
Enova International, Inc.*	2,251	$50,107
Ezcorp, Inc.*	4,319	50,748
First Cash Financial Services, Inc.*	2,594	144,408
Green Dot Corp.*	2,789	57,147
JG Wentworth Co.*	860	9,168
Nelnet, Inc.	1,973	91,409
Nicholas Financial, Inc.*	799	11,905
PRA Group, Inc.*	4,486	259,874
Regional Management Corp.*	935	14,782
Springleaf Holdings, Inc.*	2,135	77,223
World Acceptance Corp.*	697	55,377
		1,068,587

Containers & Packaging - 0.4%
AEP Industries, Inc.*	367	21,341
Berry Plastics Group, Inc.*	8,058	254,230
Graphic Packaging Holding Co.*	29,297	399,025
Myers Industries, Inc.	2,431	42,786
UFP Technologies, Inc.*	495	12,169
		729,551

Distributors - 0.2%
Core-Mark Holding Co., Inc.	2,064	127,823
Pool Corp.	4,043	256,488
VOXX International Corp.*	1,390	12,176
Weyco Group, Inc.	562	16,675
		413,162

Diversified Consumer Services - 1.0%
2U, Inc.*	919	18,068
American Public Education, Inc.*	1,623	59,840
Ascent Capital Group, Inc.*	1,251	66,215
Bridgepoint Education, Inc.*	1,306	14,784
Bright Horizons Family Solutions, Inc.*	2,750	129,279
Capella Education Co.	953	73,343
Career Education Corp.*	5,930	41,273
Carriage Services, Inc.	1,428	29,917
Chegg, Inc.*	6,601	45,613
Collectors Universe, Inc.	618	12,891
Grand Canyon Education, Inc.*	4,180	195,039
Houghton Mifflin Harcourt Co.*	9,768	202,295
ITT Educational Services, Inc.*	2,015	19,364
K12, Inc.*	3,081	36,571
Liberty Tax, Inc.*	395	14,117
LifeLock, Inc.*	7,212	133,494
Regis Corp.*	4,098	68,682
Sotheby's	5,460	235,763
Steiner Leisure Ltd.*	1,287	59,472
Strayer Education, Inc.*	932	69,229
Universal Technical Institute, Inc.	1,842	18,125
Weight Watchers International, Inc.*	2,481	61,628
		1,605,002

20 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Diversified Financial Services - 0.3%
Gain Capital Holdings, Inc.	2,074	$18,708
MarketAxess Holdings, Inc.	3,380	242,380
Marlin Business Services Corp.	795	16,321
NewStar Financial, Inc.*	2,242	28,698
PHH Corp.*	4,500	107,820
Pico Holdings, Inc.*	1,974	37,210
Resource America, Inc.	1,082	9,781
Tiptree Financial, Inc.*	702	5,686
		466,604

Diversified Telecommunication Services - 0.6%
8x8, Inc.*	7,711	70,633
Atlantic Tele-Network, Inc.	816	55,153
Cincinnati Bell, Inc.*	17,650	56,303
Cogent Communications Holdings, Inc.	4,216	149,204
Consolidated Communications Holdings, Inc.	4,382	121,951
Fairpoint Communications, Inc.*	1,772	25,180
General Communication, Inc.*	2,713	37,304
Globalstar, Inc.*	24,602	67,655
Hawaiian Telcom Holdco, Inc.*	922	25,420
IDT Corp., Class B	1,313	26,667
inContact, Inc.*	4,602	40,452
Inteliquent, Inc.	2,529	49,644
Intelsat SA*	2,452	42,567
Iridium Communications, Inc.*	7,224	70,434
Lumos Networks Corp.	1,286	21,631
magicJack VocalTec Ltd.*	1,359	11,035
ORBCOMM, Inc.*	3,946	25,807
Premiere Global Services, Inc.*	4,149	44,062
Vonage Holdings Corp.*	14,328	54,590
		995,692

Electric Utilities - 1.3%
Allete, Inc.	3,923	216,314
Cleco Corp.	5,409	295,007
El Paso Electric Co.	3,612	144,697
IDACORP, Inc.	4,508	298,385
MGE Energy, Inc.	3,033	138,335
NRG Yield, Inc.	2,102	99,088
Otter Tail Corp.	3,144	97,338
PNM Resources, Inc.	7,138	211,499
Portland General Electric Co.	7,006	265,037
Spark Energy, Inc.	264	3,720
The Empire District Electric Co.	3,796	112,893
UIL Holdings Corp.	5,066	220,574
Unitil Corp.	1,238	45,397
		2,148,284

Electrical Equipment - 0.9%
AZZ, Inc.	2,174	102,004
Capstone Turbine Corp.*	26,878	19,871
Encore Wire Corp.	1,782	66,522

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 21

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Electrical Equipment - Cont'd
EnerSys	4,204	$259,471
Enphase Energy, Inc.*	1,376	19,663
Franklin Electric Co., Inc.	4,275	160,441
FuelCell Energy, Inc.*	20,660	31,816
Generac Holdings, Inc.*	6,168	288,416
General Cable Corp.	4,306	64,159
Global Power Equipment Group, Inc.	1,548	21,378
GrafTech International Ltd.*	10,077	50,990
LSI Industries, Inc.	1,507	10,233
Plug Power, Inc.*	14,972	44,916
Polypore International, Inc.*	4,039	190,035
Powell Industries, Inc.	811	39,796
Power Solutions International, Inc.*	402	20,747
PowerSecure International, Inc.*	1,635	19,048
Preformed Line Products Co.	222	12,128
Revolution Lighting Technologies, Inc.*	2,558	3,453
TCP International Holdings Ltd.*	630	3,873
Thermon Group Holdings, Inc.*	2,669	64,563
Vicor Corp.*	1,707	20,655
		1,514,178

Electronic Equipment & Instruments - 2.5%
Agilysys, Inc.*	1,316	16,568
Anixter International, Inc.*	2,434	215,312
Badger Meter, Inc.	1,311	77,808
Belden, Inc.	3,907	307,911
Benchmark Electronics, Inc.*	4,688	119,263
Checkpoint Systems, Inc.*	3,461	47,519
Cognex Corp.*	7,782	321,630
Coherent, Inc.*	2,234	135,648
Control4 Corp.*	1,024	15,739
CTS Corp.	2,987	53,258
CUI Global, Inc.*	1,848	13,768
Daktronics, Inc.	2,960	37,030
DTS, Inc.*	1,575	48,431
Electro Rent Corp.	1,712	24,036
Electro Scientific Industries, Inc.	1,856	14,402
Fabrinet*	3,146	55,810
FARO Technologies, Inc.*	1,524	95,524
FEI Co.	3,740	337,909
GSI Group, Inc.*	2,626	38,655
II-VI, Inc.*	4,403	60,101
Insight Enterprises, Inc.*	3,744	96,932
InvenSense, Inc.*	6,369	103,560
Itron, Inc.*	3,524	149,030
Kemet Corp.*	3,628	15,238
Kimball Electronics, Inc.*	2,097	25,206
Littelfuse, Inc.	2,017	194,983
Maxwell Technologies, Inc.*	2,297	20,949
Mercury Systems, Inc.*	2,519	35,064
Mesa Laboratories, Inc.	233	18,013
Methode Electronics, Inc.	3,257	118,913

22 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Electronic Equipment & Instruments - Cont'd
MTS Systems Corp.	1,363	$102,266
Multi-Fineline Electronix, Inc.*	789	8,860
Newport Corp.*	3,209	61,324
OSI Systems, Inc.*	1,719	121,654
Park Electrochemical Corp.	1,804	44,974
PC Connection, Inc.	756	18,560
Plexus Corp.*	3,040	125,278
RealD, Inc.*	3,490	41,182
Rofin-Sinar Technologies, Inc.*	2,473	71,148
Rogers Corp.*	1,624	132,258
Sanmina Corp.*	7,377	173,581
Scansource, Inc.*	2,349	94,336
Speed Commerce, Inc.*	3,454	10,673
SYNNEX Corp.	2,554	199,621
TTM Technologies, Inc.*	4,786	36,039
Universal Display Corp.*	3,577	99,262
Viasystems Group, Inc.*	399	6,496
Vishay Precision Group, Inc.*	1,011	17,349
		4,179,071

Energy Equipment & Services - 1.2%
Aspen Aerogels, Inc.*	496	3,958
Basic Energy Services, Inc.*	2,777	19,467
Bristow Group, Inc.	3,189	209,804
C&J Energy Services, Inc.*	4,013	53,012
CARBO Ceramics, Inc.	1,769	70,848
CHC Group Ltd.*	3,069	9,882
Dawson Geophysical Co.	671	8,206
Era Group, Inc.*	1,735	36,695
Exterran Holdings, Inc.	5,249	171,012
FMSA Holdings, Inc.*	2,190	15,155
Forum Energy Technologies, Inc.*	5,340	110,698
Geospace Technologies Corp.*	1,271	33,681
Glori Energy, Inc.*	1,092	4,565
Gulf Island Fabrication, Inc.	1,328	25,750
Gulfmark Offshore, Inc.	2,302	56,215
Helix Energy Solutions Group, Inc.*	9,457	205,217
Hercules Offshore, Inc.*	14,267	14,267
Hornbeck Offshore Services, Inc.*	3,249	81,128
Independence Contract Drilling, Inc.*	903	4,714
ION Geophysical Corp.*	11,881	32,673
Key Energy Services, Inc.*	11,770	19,656
Matrix Service Co.*	2,252	50,265
McDermott International, Inc.*	21,286	61,942
Mitcham Industries, Inc.*	1,145	6,790
Natural Gas Services Group, Inc.*	1,066	24,561
Newpark Resources, Inc.*	7,785	74,269
Nordic American Offshore Ltd.	1,600	19,648
North Atlantic Drilling Ltd.	6,169	10,055
Nuverra Environmental Solutions, Inc.*	1,204	6,682
Parker Drilling Co.*	10,148	31,154
PHI, Inc.*	1,085	40,579

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 23

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Energy Equipment & Services - Cont'd
Pioneer Energy Services Corp.*	5,200	$28,808
Profire Energy, Inc.*	1,195	2,725
RigNet, Inc.*	1,109	45,502
SEACOR Holdings, Inc.*	1,648	121,639
Tesco Corp.	3,109	39,857
Tetra Technologies, Inc.*	6,615	44,188
US Silica Holdings, Inc.	4,817	123,749
Vantage Drilling Co.*	15,538	7,595
Willbros Group, Inc.*	3,210	20,127
		1,946,738

Food & Staples Retailing - 1.0%
Andersons, Inc.	2,527	134,285
Casey's General Stores, Inc.	3,449	311,514
Diplomat Pharmacy, Inc.*	1,340	36,676
Fairway Group Holdings Corp.*	1,354	4,265
Fresh Market, Inc.*	3,837	158,084
Ingles Markets, Inc.	1,087	40,317
Liberator Medical Holdings, Inc.	2,822	8,184
Natural Grocers by Vitamin Cottage, Inc.*	875	24,649
Pantry, Inc.*	1,987	73,638
Pricesmart, Inc.	1,677	152,976
Roundy's, Inc.*	2,172	10,512
Smart & Final Stores, Inc.*	1,170	18,404
SpartanNash Co.	3,281	85,765
SUPERVALU, Inc.*	18,166	176,210
The Chefs' Warehouse, Inc.*	1,456	33,546
United Natural Foods, Inc.*	4,447	343,864
Village Super Market, Inc.	640	17,517
Weis Markets, Inc.	958	45,812
		1,676,218

Food Products - 1.4%
Alico, Inc.	267	13,358
B&G Foods, Inc.	4,808	143,759
Boulder Brands, Inc.*	5,245	58,010
Calavo Growers, Inc.	1,188	56,192
Cal-Maine Foods, Inc.	2,780	108,503
Chiquita Brands International, Inc.*	3,926	56,770
Darling Ingredients, Inc.*	14,747	267,805
Dean Foods Co.	8,376	162,327
Diamond Foods, Inc.*	1,809	51,068
Farmer Bros Co.*	538	15,844
Fresh Del Monte Produce, Inc.	3,265	109,541
Freshpet, Inc.*	1,050	17,913
Inventure Foods, Inc.*	1,177	14,995
J&J Snack Foods Corp.	1,333	144,990
John B Sanfilippo & Son, Inc.	716	32,578
Lancaster Colony Corp.	1,658	155,255
Lifeway Foods, Inc.*	385	7,134
Limoneira Co.	753	18,810
Omega Protein Corp.*	1,591	16,817

24 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Food Products - Cont'd
Post Holdings, Inc.*	3,786	$158,596
Sanderson Farms, Inc.	2,067	173,680
Seaboard Corp.*	26	109,147
Seneca Foods Corp.*	794	21,462
Snyders-Lance, Inc.	4,100	125,255
Tootsie Roll Industries, Inc.	1,738	53,270
TreeHouse Foods, Inc.*	3,701	316,546
		2,409,625

Gas Utilities - 1.1%
Chesapeake Utilities Corp.	1,240	61,578
Laclede Group, Inc.	3,793	201,788
New Jersey Resources Corp.	3,776	231,091
Northwest Natural Gas Co.	2,413	120,409
ONE Gas, Inc.	4,657	191,962
Piedmont Natural Gas Co., Inc.	6,984	275,239
South Jersey Industries, Inc.	2,955	174,138
Southwest Gas Corp.	4,167	257,562
WGL Holdings, Inc.	4,651	254,038
		1,767,805

Health Care Equipment & Supplies - 3.2%
Abaxis, Inc.	1,932	109,796
Abiomed, Inc.*	3,340	127,120
Accuray, Inc.*	6,420	48,471
Analogic Corp.	1,056	89,348
Angiodynamics, Inc.*	2,155	40,967
Anika Therapeutics, Inc.*	1,292	52,636
Antares Pharma, Inc.*	9,495	24,402
AtriCure, Inc.*	2,456	49,022
Atrion Corp.	136	46,241
Cantel Medical Corp.	2,887	124,892
Cardiovascular Systems, Inc.*	2,478	74,538
Cerus Corp.*	6,176	38,538
Conmed Corp.	2,439	109,657
CryoLife, Inc.	2,420	27,419
Cyberonics, Inc.*	2,405	133,910
Cynosure, Inc.*	1,968	53,963
Derma Sciences, Inc.*	1,659	15,445
DexCom, Inc.*	6,713	369,551
Endologix, Inc.*	5,655	86,465
Exactech, Inc.*	863	20,341
GenMark Diagnostics, Inc.*	3,729	50,752
Globus Medical, Inc.*	5,894	140,100
Greatbatch, Inc.*	2,229	109,890
Haemonetics Corp.*	4,665	174,564
HeartWare International, Inc.*	1,443	105,959
ICU Medical, Inc.*	1,127	92,301
Inogen, Inc.*	440	13,803
Insulet Corp.*	4,966	228,734
Integra LifeSciences Holdings Corp.*	2,238	121,367
Invacare Corp.	2,865	48,017

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 25

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Health Care Equipment & Supplies - Cont'd
K2M Group Holdings, Inc.*	791	$16,508
LDR Holding Corp.*	1,489	48,809
Masimo Corp.*	3,947	103,964
Meridian Bioscience, Inc.	3,556	58,532
Merit Medical Systems, Inc.*	3,534	61,244
Natus Medical, Inc.*	2,993	107,868
Neogen Corp.*	3,181	157,746
Nevro Corp.*	700	27,069
NuVasive, Inc.*	4,111	193,875
NxStage Medical, Inc.*	5,151	92,357
Ocular Therapeutix, Inc.*	504	11,854
OraSure Technologies, Inc.*	4,811	48,784
Orthofix International NV*	1,686	50,681
Oxford Immunotec Global plc*	1,165	15,867
PhotoMedex, Inc.*	1,180	1,805
Quidel Corp.*	2,538	73,399
Rockwell Medical, Inc.*	3,471	35,682
Roka Bioscience, Inc.*	443	1,954
RTI Surgical, Inc.*	5,680	29,536
Second Sight Medical Products, Inc.*	350	3,591
Sientra, Inc.*	500	8,395
Staar Surgical Co.*	3,235	29,471
STERIS Corp.	5,295	343,381
SurModics, Inc.*	1,145	25,304
Symmetry Surgical, Inc.*	785	6,115
Tandem Diabetes Care, Inc.*	810	10,287
The Spectranetics Corp.*	3,673	127,012
Thoratec Corp.*	5,090	165,221
Tornier NV*	3,186	81,243
TransEnterix, Inc.*	2,569	7,476
TriVascular Technologies, Inc.*	666	8,372
Unilife Corp.*	8,363	28,016
Utah Medical Products, Inc.	296	17,775
Vascular Solutions, Inc.*	1,424	38,676
Veracyte, Inc.*	444	4,289
Volcano Corp.*	4,799	85,806
West Pharmaceutical Services, Inc.	6,333	337,169
Wright Medical Group, Inc.*	4,472	120,163
Zeltiq Aesthetics, Inc.*	2,605	72,706
		5,386,211

Health Care Providers & Services - 2.4%
AAC Holdings, Inc.*	500	15,460
Acadia Healthcare Co., Inc.*	3,764	230,394
Addus HomeCare Corp.*	471	11,431
Adeptus Health, Inc.*	494	18,476
Air Methods Corp.*	3,508	154,457
Alliance HealthCare Services, Inc.*	430	9,026
Almost Family, Inc.*	759	21,973
Amedisys, Inc.*	2,499	73,346
AMN Healthcare Services, Inc.*	3,946	77,342
AmSurg Corp.*	3,725	203,869

26 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Health Care Providers & Services - Cont'd
Bio-Reference Laboratories, Inc.*	2,096	$67,344
BioScrip, Inc.*	6,131	42,856
BioTelemetry, Inc.*	2,365	23,721
Capital Senior Living Corp.*	2,506	62,424
Chemed Corp.	1,553	164,106
Civitas Solutions, Inc.*	1,020	17,371
Corvel Corp.*	1,018	37,890
Cross Country Healthcare, Inc.*	2,877	35,905
Ensign Group, Inc.	1,713	76,040
ExamWorks Group, Inc.*	3,163	131,549
Five Star Quality Care, Inc.*	3,773	15,658
Gentiva Health Services, Inc.*	2,612	49,759
Hanger, Inc.*	3,155	69,095
HealthEquity, Inc.*	918	23,363
Healthsouth Corp.	7,894	303,603
Healthways, Inc.*	2,984	59,322
IPC The Hospitalist Co., Inc.*	1,420	65,164
Kindred Healthcare, Inc.	6,173	112,225
Landauer, Inc.	822	28,063
LHC Group, Inc.*	1,040	32,427
Magellan Health, Inc.*	2,407	144,492
Molina Healthcare, Inc.*	2,706	144,852
MWI Veterinary Supply, Inc.*	1,152	195,736
National Healthcare Corp.	949	59,635
National Research Corp.	681	9,527
Owens & Minor, Inc.	5,654	198,512
PharMerica Corp.*	2,681	55,524
Providence Service Corp.*	915	33,343
RadNet, Inc.*	2,930	25,022
Select Medical Holdings Corp.	7,056	101,606
Skilled Healthcare Group, Inc.*	1,394	11,947
Surgical Care Affiliates, Inc.*	991	33,347
Team Health Holdings, Inc.*	6,294	362,094
Triple-S Management Corp., Class B*	2,042	48,824
Trupanion, Inc.*	737	5,107
U.S. Physical Therapy, Inc.	1,051	44,100
Universal American Corp.*	3,383	31,394
WellCare Health Plans, Inc.*	3,931	322,578
		4,061,299

Health Care Technology - 0.5%
Castlight Health, Inc.*	1,160	13,572
Computer Programs & Systems, Inc.	938	56,984
HealthStream, Inc.*	1,758	51,826
HMS Holdings Corp.*	7,740	163,624
Imprivata, Inc.*	521	6,773
MedAssets, Inc.*	5,465	107,988
Medidata Solutions, Inc.*	4,847	231,444
Merge Healthcare, Inc.*	4,792	17,060
Omnicell, Inc.*	3,154	104,460

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 27

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Health Care Technology - Cont'd
Quality Systems, Inc.	4,465	$69,609
Vocera Communications, Inc.*	1,818	18,944
		842,284

Hotels, Restaurants & Leisure - 2.9%
Belmond Ltd.*	8,656	107,075
Biglari Holdings, Inc.*	151	60,326
BJ's Restaurants, Inc.*	1,919	96,353
Bloomin' Brands, Inc.*	6,917	171,265
Bob Evans Farms, Inc.	2,139	109,474
Boyd Gaming Corp.*	6,948	88,795
Bravo Brio Restaurant Group, Inc.*	1,583	22,020
Buffalo Wild Wings, Inc.*	1,694	305,564
Caesars Acquisition Co.*	4,096	42,230
Caesars Entertainment Corp.*	4,594	72,080
Carrols Restaurant Group, Inc.*	3,096	23,622
Churchill Downs, Inc.	1,203	114,646
Chuy's Holdings, Inc.*	1,598	31,433
ClubCorp Holdings, Inc.	1,823	32,686
Cracker Barrel Old Country Store, Inc.	1,710	240,700
Dave & Buster's Entertainment, Inc.*	590	16,107
Del Frisco's Restaurant Group, Inc.*	2,117	50,258
Denny's Corp.*	7,914	81,593
Diamond Resorts International, Inc.*	3,170	88,443
DineEquity, Inc.	1,457	151,003
El Pollo Loco Holdings, Inc.*	720	14,378
Empire Resorts, Inc.*	1,352	10,492
Famous Dave's of America, Inc.*	419	11,007
Fiesta Restaurant Group, Inc.*	2,400	145,920
Habit Restaurants, Inc.*	500	16,175
Ignite Restaurant Group, Inc.*	597	4,698
International Speedway Corp.	2,420	76,593
Interval Leisure Group, Inc.	3,495	73,011
Intrawest Resorts Holdings, Inc.*	1,551	18,519
Isle of Capri Casinos, Inc.*	1,930	16,154
Jack in the Box, Inc.	3,588	286,896
Jamba, Inc.*	1,460	22,031
Krispy Kreme Doughnuts, Inc.*	5,647	111,472
La Quinta Holdings, Inc.*	3,968	87,534
Life Time Fitness, Inc.*	3,662	207,342
Marcus Corp.	1,890	34,984
Marriott Vacations Worldwide Corp.	2,367	176,436
Monarch Casino & Resort, Inc.*	917	15,213
Morgans Hotel Group Co.*	2,245	17,601
Nathan's Famous, Inc.*	240	19,200
Noodles & Co.*	970	25,561
Papa John's International, Inc.	2,743	153,059
Papa Murphy's Holdings, Inc.*	523	6,077
Penn National Gaming, Inc.*	7,043	96,700
Pinnacle Entertainment, Inc.*	5,340	118,815
Popeyes Louisiana Kitchen, Inc.*	2,162	121,656
Potbelly Corp.*	854	10,991

28 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Hotels, Restaurants & Leisure - Cont'd
Red Robin Gourmet Burgers, Inc.*	1,221	$93,986
Ruby Tuesday, Inc.*	5,637	38,557
Ruth's Hospitality Group, Inc.	3,111	46,665
Scientific Games Corp.*	4,117	52,409
Sonic Corp.	4,843	131,875
Speedway Motorsports, Inc.	1,049	22,942
Texas Roadhouse, Inc.	6,246	210,865
The Cheesecake Factory, Inc.	4,476	225,188
Vail Resorts, Inc.	3,239	295,170
Zoe's Kitchen, Inc.*	523	15,643
		4,937,488

Household Durables - 1.1%
Beazer Homes USA, Inc.*	2,186	42,321
Cavco Industries, Inc.*	792	62,782
Century Communities, Inc.*	353	6,100
CSS Industries, Inc.	772	21,338
Dixie Group, Inc.*	1,341	12,297
Ethan Allen Interiors, Inc.	2,160	66,895
Flexsteel Industries, Inc.	405	13,061
Helen of Troy Ltd.*	2,562	166,684
Hovnanian Enterprises, Inc.*	9,758	40,301
Installed Building Products, Inc.*	739	13,169
iRobot Corp.*	2,473	85,863
KB Home	7,345	121,560
La-Z-Boy, Inc.	4,509	121,022
LGI Homes, Inc.*	1,281	19,113
Libbey, Inc.*	1,811	56,938
Lifetime Brands, Inc.	858	14,758
M/I Homes, Inc.*	2,148	49,318
MDC Holdings, Inc.	3,443	91,136
Meritage Homes Corp.*	3,505	126,145
NACCO Industries, Inc.	427	25,347
New Home Co., Inc.*	775	11,222
Skullcandy, Inc.*	1,457	13,390
Standard Pacific Corp.*	12,781	93,173
The Ryland Group, Inc.	4,204	162,106
TRI Pointe Homes, Inc.*	12,890	196,571
Turtle Beach Corp.*	628	2,003
UCP, Inc.*	666	6,993
Universal Electronics, Inc.*	1,407	91,497
WCI Communities, Inc.*	1,051	20,579
William Lyon Homes*	1,572	31,864
		1,785,546

Household Products - 0.2%
Central Garden and Pet Co.*	3,442	32,871
Harbinger Group, Inc.*	7,451	105,506
Oil-Dri Corp. of America	406	13,248
Orchids Paper Products Co.	518	15,079
WD-40 Co.	1,334	113,497
		280,201

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 29

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Independent Power and Renewable Electricity Producers - 0.4%
Abengoa Yield plc	2,507	$68,491
Atlantic Power Corp.	10,236	27,740
Dynegy, Inc.*	10,840	328,994
Ormat Technologies, Inc.	1,475	40,090
Pattern Energy Group, Inc.	3,536	87,198
TerraForm Power, Inc.	2,024	62,501
Vivint Solar, Inc.*	1,800	16,596
		631,610

Industrial Conglomerates - 0.1%
Raven Industries, Inc.	3,264	81,600

Insurance - 2.4%
Ambac Financial Group, Inc.*	4,033	98,808
American Equity Investment Life Holding Co.	6,661	194,435
Amerisafe, Inc.	1,651	69,936
Amtrust Financial Services, Inc.	2,657	149,456
Argo Group International Holdings Ltd.	2,344	130,022
Atlas Financial Holdings, Inc.*	1,031	16,826
Baldwin & Lyons, Inc., Class B	853	21,990
Citizens, Inc.*	3,380	25,688
CNO Financial Group, Inc.	18,092	311,544
Crawford & Co., Class B	2,478	25,474
Donegal Group, Inc.	916	14,638
eHealth, Inc.*	1,593	39,698
EMC Insurance Group, Inc.	497	17,624
Employers Holdings, Inc.	2,669	62,748
Enstar Group Ltd.*	764	116,808
FBL Financial Group, Inc.	766	44,451
Federated National Holding Co.	1,014	24,498
Fidelity & Guaranty Life	987	23,954
First American Financial Corp.	9,574	324,559
Global Indemnity plc*	810	22,980
Greenlight Capital Re Ltd.*	2,477	80,874
Hallmark Financial Services, Inc.*	1,205	14,568
HCI Group, Inc.	801	34,635
Heritage Insurance Holdings, Inc.*	618	12,008
Horace Mann Educators Corp.	3,435	113,973
Independence Holding Co.	665	9,277
Infinity Property & Casualty Corp.	994	76,796
Kansas City Life Insurance Co.	365	17,531
Kemper Corp.	4,164	150,362
Maiden Holdings Ltd.	4,341	55,521
Meadowbrook Insurance Group, Inc.	4,743	40,126
Montpelier Re Holdings Ltd.	3,225	115,519
National General Holdings Corp.	3,180	59,180
National Interstate Corp.	681	20,294
National Western Life Insurance Co.	193	51,965
OneBeacon Insurance Group Ltd.	1,823	29,533
Platinum Underwriters Holdings Ltd.	2,191	160,863
Primerica, Inc.	4,895	265,603
RLI Corp.	3,852	190,289

30 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Insurance - Cont'd
Safety Insurance Group, Inc.	1,103	$70,603
Selective Insurance Group, Inc.	4,935	134,084
State Auto Financial Corp.	1,338	29,730
State National Cos, Inc.	2,290	27,434
Stewart Information Services Corp.	1,793	66,413
Symetra Financial Corp.	6,754	155,680
The Navigators Group, Inc.*	925	67,840
The Phoenix Co.'s, Inc.*	538	37,052
Third Point Reinsurance Ltd.*	5,088	73,725
United Fire Group, Inc.	1,786	53,098
United Insurance Holdings Corp.	1,490	32,706
Universal Insurance Holdings, Inc.	2,530	51,738
		4,035,157

Internet & Catalog Retail - 0.5%
1-800-FLOWERS.COM, Inc.*	2,081	17,147
Blue Nile, Inc.*	1,104	39,755
Coupons.com, Inc.*	1,081	19,188
EVINE Live, Inc.*	3,387	22,320
FTD Cos, Inc.*	1,526	53,135
Gaiam, Inc.*	1,344	9,583
HSN, Inc.	2,974	226,024
Lands' End, Inc.*	1,477	79,699
NutriSystem, Inc.	2,351	45,962
Orbitz Worldwide, Inc.*	4,623	38,047
Overstock.com, Inc.*	951	23,081
PetMed Express, Inc.	1,778	25,550
RetailMeNot, Inc.*	2,759	40,337
Shutterfly, Inc.*	3,452	143,931
Travelport Worldwide Ltd.	2,630	47,340
Wayfair, Inc.*	1,100	21,835
		852,934

Internet Software & Services - 2.3%
Actua Corp.*	3,688	68,117
Aerohive Networks, Inc.*	854	4,099
Amber Road, Inc.*	800	8,176
Angie's List, Inc.*	4,167	25,960
Bankrate, Inc.*	6,007	74,667
Bazaarvoice, Inc.*	4,145	33,326
Benefitfocus, Inc.*	448	14,712
Blucora, Inc.*	3,611	50,012
Borderfree, Inc.*	535	4,794
Brightcove, Inc.*	2,425	18,866
Carbonite, Inc.*	1,044	14,898
Care.com, Inc.*	566	4,686
ChannelAdvisor Corp.*	1,855	40,031
Cimpress NV*	2,983	223,248
comScore, Inc.*	3,182	147,740
Constant Contact, Inc.*	2,738	100,485
Cornerstone OnDemand, Inc.*	4,762	167,622
Cvent, Inc.*	1,607	44,739

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 31

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Internet Software & Services - Cont'd
Dealertrack Technologies, Inc.*	4,801	$212,732
Demand Media, Inc.*	539	3,299
Demandware, Inc.*	2,692	154,898
Dice Holdings, Inc.*	3,501	35,045
Digital River, Inc.*	2,945	72,830
E2open, Inc.*	2,078	19,970
EarthLink Holdings Corp.	9,440	41,442
Endurance International Group Holdings, Inc.*	2,701	49,779
Envestnet, Inc.*	3,051	149,926
Everyday Health, Inc.*	678	10,000
Five9, Inc.*	1,093	4,897
Gogo, Inc.*	5,007	82,766
GrubHub, Inc.*	800	29,056
GTT Communications, Inc.*	1,262	16,696
Internap Corp.*	4,533	36,083
IntraLinks Holdings, Inc.*	3,311	39,401
j2 Global, Inc.	4,261	264,182
Limelight Networks, Inc.*	4,616	12,786
Liquidity Services, Inc.*	2,122	17,337
LivePerson, Inc.*	4,955	69,866
LogMeIn, Inc.*	2,176	107,364
Marchex, Inc., Class B	2,943	13,508
Marin Software, Inc.*	2,360	19,966
Marketo, Inc.*	2,297	75,158
Millennial Media, Inc.*	6,754	10,806
Monster Worldwide, Inc.*	8,303	38,360
NIC, Inc.	5,804	104,414
OPOWER, Inc.*	696	9,904
Perficient, Inc.*	2,876	53,580
Q2 Holdings, Inc.*	886	16,692
QuinStreet, Inc.*	2,943	17,864
RealNetworks, Inc.*	1,733	12,200
Reis, Inc.	719	18,816
Rightside Group Ltd.*	539	3,622
Rocket Fuel, Inc.*	1,645	26,517
SciQuest, Inc.*	2,242	32,397
Shutterstock, Inc.*	1,363	94,183
SPS Commerce, Inc.*	1,411	79,905
Stamps.com, Inc.*	1,126	54,037
TechTarget, Inc.*	1,109	12,609
Textura Corp.*	1,671	47,573
Travelzoo, Inc.*	642	8,102
Tremor Video, Inc.*	3,179	9,124
TrueCar, Inc.*	697	15,961
Trulia, Inc.*	3,309	152,313
Unwired Planet, Inc.*	8,707	8,707
Web.com Group, Inc.*	4,640	88,114
WebMD Health Corp.*	3,472	137,318
Wix.com Ltd.*	1,243	26,103
XO Group, Inc.*	2,474	45,052
Xoom Corp.*	2,770	48,503

32 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Internet Software & Services - Cont'd
YuMe, Inc.*	450	$2,268
Zix Corp.*	5,001	18,004
		3,778,213

IT Services - 2.4%
Acxiom Corp.*	6,896	139,782
Blackhawk Network Holdings, Inc.*	4,714	182,903
CACI International, Inc.*	2,105	181,409
Cardtronics, Inc.*	3,972	153,240
Cass Information Systems, Inc.	943	50,215
Ciber, Inc.*	6,559	23,284
Computer Task Group, Inc.	1,181	11,255
Convergys Corp.	9,093	185,224
CSG Systems International, Inc.	2,979	74,684
Datalink Corp.*	1,373	17,712
EPAM Systems, Inc.*	3,190	152,323
Euronet Worldwide, Inc.*	4,566	250,673
EVERTEC, Inc.	5,885	130,235
ExlService Holdings, Inc.*	2,814	80,790
Forrester Research, Inc.	1,083	42,627
Global Cash Access Holdings, Inc.*	5,479	39,175
Heartland Payment Systems, Inc.	3,211	173,233
Higher One Holdings, Inc.*	2,895	12,188
iGate Corp.*	3,073	121,322
Information Services Group, Inc.*	2,926	12,348
Lionbridge Technologies, Inc.*	5,129	29,492
Luxoft Holding, Inc.*	703	27,073
Mantech International Corp.	1,948	58,888
MAXIMUS, Inc.	6,066	332,659
ModusLink Global Solutions, Inc.*	3,259	12,221
MoneyGram International, Inc.*	2,614	23,761
NeuStar, Inc.*	4,968	138,110
PRGX Global, Inc.*	2,488	14,231
Sapient Corp.*	10,270	255,518
Science Applications International Corp.	3,506	173,652
ServiceSource International, Inc.*	5,266	24,645
SYKES Enterprises, Inc.*	3,603	84,562
Syntel, Inc.*	2,780	125,044
TeleTech Holdings, Inc.*	1,717	40,659
The Hackett Group, Inc.	1,931	16,974
Unisys Corp.*	4,413	130,095
Virtusa Corp.*	2,330	97,091
WEX, Inc.*	3,472	343,450
		3,962,747

Leisure Products - 0.5%
Arctic Cat, Inc.	1,125	39,938
Black Diamond, Inc.*	1,890	16,538
Brunswick Corp.	8,191	419,871
Callaway Golf Co.	6,676	51,405
Escalade, Inc.	888	13,400
Jakks Pacific, Inc.*	1,960	13,328

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 33

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Leisure Products - Cont'd
Johnson Outdoors, Inc.	405	$12,636
Leapfrog Enterprises, Inc.*	5,496	25,941
Malibu Boats, Inc.*	708	13,643
Marine Products Corp.	813	6,862
Nautilus, Inc.*	2,675	40,605
Smith & Wesson Holding Corp.*	4,829	45,731
Sturm Ruger & Co., Inc.	1,672	57,901
		757,799

Life Sciences - Tools & Services - 0.5%
Accelerate Diagnostics, Inc.*	2,034	39,033
Affymetrix, Inc.*	6,207	61,263
Albany Molecular Research, Inc.*	2,006	32,658
Cambrex Corp.*	2,637	57,012
Enzo Biochem, Inc.*	3,062	13,595
Fluidigm Corp.*	2,515	84,831
INC Research Holdings, Inc.*	800	20,552
Luminex Corp.*	3,221	60,426
NanoString Technologies, Inc.*	900	12,537
Pacific Biosciences of California, Inc.*	4,118	32,285
PAREXEL International Corp.*	5,097	283,189
PRA Health Sciences, Inc.*	1,700	41,174
Sequenom, Inc.*	10,313	38,158
		776,713

Machinery - 2.8%
Accuride Corp.*	4,261	18,493
Actuant Corp.	5,732	156,140
Alamo Group, Inc.	670	32,455
Albany International Corp.	2,370	90,036
Altra Industrial Motion Corp.	2,349	66,688
American Railcar Industries, Inc.	842	43,363
ARC Group Worldwide, Inc.*	275	2,787
Astec Industries, Inc.	1,736	68,242
Barnes Group, Inc.	4,857	179,758
Blount International, Inc.*	4,185	73,530
Briggs & Stratton Corp.	4,154	84,825
Chart Industries, Inc.*	2,730	93,366
CIRCOR International, Inc.	1,582	95,363
CLARCOR, Inc.	4,518	301,080
Columbus McKinnon Corp.	1,673	46,911
Commercial Vehicle Group, Inc.*	2,272	15,132
Douglas Dynamics, Inc.	1,993	42,710
Dynamic Materials Corp.	1,203	19,272
Energy Recovery, Inc.*	4,261	22,455
EnPro Industries, Inc.*	2,060	129,286
ESCO Technologies, Inc.	2,314	85,387
Federal Signal Corp.	5,446	84,086
FreightCar America, Inc.	1,042	27,415
Gerber Scientific, Inc. (b)*	2,334	—
Global Brass & Copper Holdings, Inc.	1,912	25,162
Gorman-Rupp Co.	1,593	51,167

34 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Machinery - Cont'd
Graham Corp.	863	$24,828
Greenbrier Co.'s, Inc.	2,407	129,328
Harsco Corp.	7,235	136,669
Hillenbrand, Inc.	5,628	194,166
Hurco Co.'s, Inc.	529	18,034
Hyster-Yale Materials Handling, Inc.	908	66,466
John Bean Technologies Corp.	2,463	80,934
Kadant, Inc.	966	41,239
LB Foster Co.	815	39,585
Lindsay Corp.	1,094	93,800
Lydall, Inc.*	1,583	51,954
Manitex International, Inc.*	1,060	13,473
Meritor, Inc.*	8,688	131,623
Miller Industries, Inc.	1,050	21,829
Mueller Industries, Inc.	5,080	173,431
Mueller Water Products, Inc.	14,277	146,196
NN, Inc.	1,381	28,393
Omega Flex, Inc.	248	9,377
Proto Labs, Inc.*	2,028	136,200
RBC Bearings, Inc.	2,083	134,416
Rexnord Corp.*	6,732	189,910
Standex International Corp.	1,092	84,368
Sun Hydraulics Corp.	1,860	73,247
Tennant Co.	1,652	119,225
The ExOne Co.*	889	14,935
Titan International, Inc.	3,947	41,957
Trimas Corp.*	4,053	126,818
Twin Disc, Inc.	694	13,783
Wabash National Corp.*	5,981	73,925
Watts Water Technologies, Inc.	2,554	162,026
Woodward, Inc.	5,941	292,475
Xerium Technologies, Inc.*	941	14,849
		4,734,568

Marine - 0.1%
Baltic Trading Ltd.	4,408	11,064
International Shipholding Corp.	583	8,687
Knightsbridge Shipping Ltd.	2,607	11,810
Matson, Inc.	3,681	127,068
Navios Maritime Holdings, Inc.	7,110	29,222
Safe Bulkers, Inc.	3,487	13,634
Scorpio Bulkers, Inc.*	11,398	22,454
Ultrapetrol Bahamas Ltd.*	1,843	3,944
		227,883

Media - 1.3%
AH Belo Corp.	1,629	16,909
AMC Entertainment Holdings, Inc.	1,817	47,569
Carmike Cinemas, Inc.*	1,988	52,225
Central European Media Enterprises Ltd.*	6,603	21,196
Cinedigm Corp.*	6,857	11,108
Crown Media Holdings, Inc.*	3,539	12,528

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 35

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Media - Cont'd
Cumulus Media, Inc.*	12,148	$51,386
Daily Journal Corp.*	88	23,145
Dex Media, Inc.*	1,477	13,249
Entercom Communications Corp.*	2,183	26,545
Entravision Communications Corp.	4,508	29,212
Eros International plc*	1,755	37,136
Global Eagle Entertainment, Inc.*	3,417	46,505
Global Sources Ltd.*	1,547	9,839
Gray Television, Inc.*	4,337	48,574
Harte-Hanks, Inc.	4,010	31,037
Hemisphere Media Group, Inc.*	742	10,010
Journal Communications, Inc.*	3,822	43,685
Lee Enterprises, Inc.*	4,803	17,675
Loral Space & Communications, Inc.*	1,123	88,391
Martha Stewart Living Omnimedia, Inc.*	2,756	11,878
McClatchy Co.*	5,532	18,366
MDC Partners, Inc.	3,806	86,472
Media General, Inc.*	4,874	81,542
Meredith Corp.	3,218	174,802
National CineMedia, Inc.	5,048	72,540
New Media Investment Group, Inc.	3,204	75,711
New York Times Co.	12,702	167,920
Nexstar Broadcasting Group, Inc.	2,744	142,112
Radio One, Inc.*	2,071	3,459
ReachLocal, Inc.*	820	2,821
Reading International, Inc.*	1,506	19,970
Rentrak Corp.*	876	63,790
Saga Communications, Inc.	394	17,131
Salem Communications Corp.	911	7,124
Scholastic Corp.	2,251	81,981
SFX Entertainment, Inc.*	3,959	17,934
Sinclair Broadcast Group, Inc.	6,153	168,346
Sizmek, Inc.*	2,184	13,672
The EW Scripps Co.*	2,937	65,642
Time, Inc.	9,880	243,147
Townsquare Media, Inc.*	783	10,336
World Wrestling Entertainment, Inc.	2,503	30,887
		2,215,507

Metals & Mining - 0.9%
AK Steel Holding Corp.*	15,537	92,290
Allied Nevada Gold Corp.*	8,959	7,794
AM Castle & Co.*	1,549	12,361
Ampco-Pittsburgh Corp.	791	15,227
Century Aluminum Co.*	4,538	110,727
Coeur Mining, Inc.*	9,023	46,108
Commercial Metals Co.	10,551	171,876
Globe Specialty Metals, Inc.	5,721	98,573
Gold Resource Corp.	2,687	9,082
Handy & Harman Ltd.*	480	22,094
Haynes International, Inc.	1,062	51,507
Hecla Mining Co.	32,391	90,371

36 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Metals & Mining - Cont'd
Horsehead Holding Corp.*	4,443	$70,333
Kaiser Aluminum Corp.	1,616	115,431
Materion Corp.	1,774	62,498
Molycorp, Inc.*	16,313	14,365
Noranda Aluminum Holding Corp.	3,000	10,560
Olympic Steel, Inc.	846	15,042
RTI International Metals, Inc.*	2,751	69,490
Ryerson Holding Corp.*	965	9,582
Schnitzer Steel Industries, Inc.	2,273	51,279
Stillwater Mining Co.*	10,735	158,234
SunCoke Energy, Inc.	5,853	113,197
Universal Stainless & Alloy Products, Inc.*	703	17,680
Walter Energy, Inc.	5,396	7,447
Worthington Industries, Inc.	4,612	138,775
		1,581,923

Multiline Retail - 0.2%
Bon-Ton Stores, Inc.	1,090	8,077
Burlington Stores, Inc.*	2,568	121,364
Fred's, Inc.	3,167	55,137
Tuesday Morning Corp.*	3,766	81,722
		266,300

Multi-Utilities - 0.4%
Avista Corp.	5,392	190,607
Black Hills Corp.	3,999	212,107
NorthWestern Corp.	4,137	234,072
		636,786

Oil, Gas & Consumable Fuels - 2.1%
Abraxas Petroleum Corp.*	7,685	22,594
Adams Resources & Energy, Inc.	189	9,441
Alon USA Energy, Inc.	2,007	25,429
Alpha Natural Resources, Inc.*	19,041	31,798
American Eagle Energy Corp.*	2,726	1,697
Amyris, Inc.*	2,650	5,459
Apco Oil and Gas International, Inc.*	813	11,406
Approach Resources, Inc.*	3,528	22,544
Arch Coal, Inc.	19,111	34,018
Ardmore Shipping Corp.	1,617	19,355
Bill Barrett Corp.*	4,332	49,341
Bonanza Creek Energy, Inc.*	2,894	69,456
BPZ Resources, Inc.*	8,517	2,461
Callon Petroleum Co.*	4,852	26,443
Carrizo Oil & Gas, Inc.*	4,076	169,562
Clayton Williams Energy, Inc.*	515	32,857
Clean Energy Fuels Corp.*	5,949	29,715
Cloud Peak Energy, Inc.*	5,496	50,453
Comstock Resources, Inc.	4,332	29,501
Contango Oil & Gas Co.*	1,560	45,614
Delek US Holdings, Inc.	5,318	145,075
DHT Holdings, Inc.	8,118	59,343

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 37

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Oil, Gas & Consumable Fuels - Cont'd
Diamondback Energy, Inc.*	3,689	$220,528
Dorian LPG Ltd.*	656	9,112
Eclipse Resources Corp.*	2,658	18,686
Emerald Oil, Inc.*	4,852	5,822
Energy XXI Ltd.	8,400	27,384
Evolution Petroleum Corp.	1,370	10,179
EXCO Resources, Inc.	14,704	31,908
Frontline Ltd.*	4,236	10,632
FX Energy, Inc.*	4,491	6,961
GasLog Ltd.	3,773	76,781
Gastar Exploration, Inc.*	6,157	14,838
Goodrich Petroleum Corp.*	3,118	13,844
Green Plains, Inc.	3,352	83,063
Halcon Resources Corp.*	23,366	41,591
Hallador Energy Co.	353	3,887
Harvest Natural Resources, Inc.*	3,772	6,827
Isramco, Inc.*	85	11,730
Jones Energy, Inc.*	958	10,931
Magnum Hunter Resources Corp.:
Common*	16,925	53,145
Warrants (strike price $8.50/share, expires 04/15/2016) (b)*	1,482	—
Matador Resources Co.*	6,569	132,891
Midstates Petroleum Co., Inc.*	3,332	5,031
Miller Energy Resources, Inc.*	2,624	3,280
Navios Maritime Acquisition Corp.	7,368	26,746
Nordic American Tankers Ltd.	7,992	80,479
Northern Oil And Gas, Inc.*	5,718	32,307
Pacific Ethanol, Inc.*	1,816	18,759
Panhandle Oil and Gas, Inc.	1,238	28,821
Parsley Energy, Inc.*	4,480	71,501
PDC Energy, Inc.*	3,207	132,353
Penn Virginia Corp.*	5,878	39,265
Petroquest Energy, Inc.*	4,829	18,060
Quicksilver Resources, Inc.*	10,574	2,096
Renewable Energy Group, Inc.*	3,095	30,052
Resolute Energy Corp.*	6,982	9,216
REX American Resources Corp.*	552	34,207
Rex Energy Corp.*	4,308	21,971
Ring Energy, Inc.*	1,669	17,525
Rosetta Resources, Inc.*	5,505	122,817
RSP Permian, Inc.*	1,985	49,903
Sanchez Energy Corp.*	4,490	41,712
Scorpio Tankers, Inc.	15,226	132,314
SemGroup Corp.	3,819	261,181
Ship Finance International Ltd.	5,296	74,780
Solazyme, Inc.*	6,808	17,565
Stone Energy Corp.*	4,921	83,067
Swift Energy Co.*	3,858	15,625
Synergy Resources Corp.*	5,965	74,801
Teekay Tankers Ltd.	5,671	28,695
TransAtlantic Petroleum Ltd.*	2,028	10,931
Triangle Petroleum Corp.*	6,778	32,399

38 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Oil, Gas & Consumable Fuels - Cont'd
Vaalco Energy, Inc.*	5,208	$23,748
Vertex Energy, Inc.*	1,057	4,429
W&T Offshore, Inc.	3,057	22,438
Warren Resources, Inc.*	6,571	10,579
Western Refining, Inc.	4,767	180,097
Westmoreland Coal Co.*	1,194	39,653
		3,482,705

Paper & Forest Products - 0.7%
Boise Cascade Co.*	3,531	131,177
Clearwater Paper Corp.*	1,805	123,733
Deltic Timber Corp.	942	64,433
KapStone Paper and Packaging Corp.	7,578	222,111
Louisiana-Pacific Corp.*	12,647	209,434
Neenah Paper, Inc.	1,484	89,441
PH Glatfelter Co.	3,701	94,635
Resolute Forest Products, Inc.*	6,020	106,012
Schweitzer-Mauduit International, Inc.	2,730	115,479
Wausau Paper Corp.	4,288	48,754
		1,205,209

Personal Products - 0.2%
Elizabeth Arden, Inc.*	2,269	48,534
Female Health Co.	1,851	7,256
IGI Laboratories, Inc.*	2,576	22,669
Inter Parfums, Inc.	1,484	40,736
Medifast, Inc.*	1,179	39,555
Nature's Sunshine Products, Inc.	1,018	15,087
Nutraceutical International Corp.*	861	18,563
Revlon, Inc.*	936	31,974
Synutra International, Inc.*	1,867	11,351
USANA Health Sciences, Inc.*	481	49,346
		285,071

Pharmaceuticals - 1.8%
AcelRx Pharmaceuticals, Inc.*	1,801	12,121
Achaogen, Inc.*	618	8,065
Aerie Pharmaceuticals, Inc.*	681	19,878
Akorn, Inc.*	5,586	202,213
Alimera Sciences, Inc.*	1,462	8,100
Amphastar Pharmaceuticals, Inc.*	810	9,404
Ampio Pharmaceuticals, Inc.*	3,665	12,571
ANI Pharmaceuticals, Inc.*	616	34,736
Aratana Therapeutics, Inc.*	2,189	39,008
Auxilium Pharmaceuticals, Inc.*	4,356	149,781
AVANIR Pharmaceuticals, Inc.*	17,005	288,235
BioDelivery Sciences International, Inc.*	3,714	44,642
Bio-Path Holdings, Inc.*	6,576	17,492
Catalent, Inc.*	4,289	119,577
Cempra, Inc.*	2,169	50,993
Corcept Therapeutics, Inc.*	3,942	11,826
Depomed, Inc.*	5,197	83,724

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 39

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Pharmaceuticals - Cont'd
Dermira, Inc.*	690	$12,496
Egalet Corp.*	300	1,707
Endocyte, Inc.*	2,665	16,763
Forest Laboratories, Inc. (b)*	1,024	—
Horizon Pharma plc*	5,831	75,162
Impax Laboratories, Inc.*	6,278	198,887
Intersect ENT, Inc.*	514	9,535
Intra-Cellular Therapies, Inc.*	1,532	27,040
Lannett Co., Inc.*	2,305	98,838
Medicines Co.*	5,826	161,205
Nektar Therapeutics*	11,378	176,359
Omeros Corp.*	3,039	75,306
Omthera Pharmaceutical CVR (b)*	508	—
Pacira Pharmaceuticals, Inc.*	3,195	283,269
Pain Therapeutics, Inc.*	3,409	6,920
Pernix Therapeutics Holdings, Inc.*	2,981	27,992
Phibro Animal Health Corp.	1,313	41,425
Pozen, Inc.*	2,758	22,064
Prestige Brands Holdings, Inc.*	4,643	161,205
Relypsa, Inc.*	1,515	46,662
Repros Therapeutics, Inc.*	1,982	19,761
Revance Therapeutics, Inc.*	595	10,079
Sagent Pharmaceuticals, Inc.*	1,961	49,241
Sciclone Pharmaceuticals, Inc.*	5,114	44,799
Sucampo Pharmaceuticals, Inc.*	1,564	22,334
Supernus Pharmaceuticals, Inc.*	2,624	21,779
Tetraphase Pharmaceuticals, Inc.*	2,301	91,373
TherapeuticsMD, Inc.*	9,013	40,108
Theravance Biopharma, Inc.*	2,108	31,451
Theravance, Inc.	7,380	104,427
Trius Therapeutics, Inc. (b)*	3,210	—
VIVUS, Inc.*	8,977	25,854
XenoPort, Inc.*	5,108	44,797
Zogenix, Inc.*	8,716	11,941
ZS Pharma, Inc.*	599	24,900
		3,098,045

Professional Services - 1.3%
Acacia Research Corp.	4,242	71,859
Barrett Business Services, Inc.	606	16,604
CBIZ, Inc.*	3,612	30,919
CDI Corp.	1,164	20,614
Corporate Executive Board Co.	3,029	219,693
Corporate Resource Services, Inc.*	1,573	1,888
CRA International, Inc.*	1,024	31,048
Exponent, Inc.	1,204	99,330
Franklin Covey Co.*	1,007	19,496
FTI Consulting, Inc.*	3,661	141,424
GP Strategies Corp.*	1,245	42,243
Heidrick & Struggles International, Inc.	1,525	35,151
Hill International, Inc.*	2,159	8,291
Huron Consulting Group, Inc.*	2,110	144,303

40 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Professional Services - Cont'd
ICF International, Inc.*	1,793	$73,477
Insperity, Inc.	1,904	64,527
Kelly Services, Inc.	2,314	39,384
Kforce, Inc.	2,335	56,344
Korn/Ferry International*	4,288	123,323
Mistras Group, Inc.*	1,338	24,526
Navigant Consulting, Inc.*	4,439	68,227
On Assignment, Inc.*	4,868	161,569
Paylocity Holding Corp.*	751	19,609
Pendrell Corp.*	12,424	17,145
Resources Connection, Inc.	3,518	57,871
RPX Corp.*	4,750	65,455
The Advisory Board Co.*	3,280	160,654
TriNet Group, Inc.*	1,409	44,074
TrueBlue, Inc.*	3,417	76,028
VSE Corp.	430	28,337
WageWorks, Inc.*	3,146	203,137
		2,166,550

Real Estate Investment Trusts - 8.5%
Acadia Realty Trust	5,661	181,322
AG Mortgage Investment Trust, Inc.	2,395	44,475
Agree Realty Corp.	1,312	40,790
Alexander's, Inc.	180	78,692
Altisource Residential Corp.	5,118	99,289
American Assets Trust, Inc.	3,308	131,691
American Capital Mortgage Investment Corp.	4,660	87,794
American Realty Capital Healthcare Trust, Inc.	15,171	180,535
American Residential Properties, Inc.*	2,883	50,654
AmREIT, Inc.	1,694	44,959
Anworth Mortgage Asset Corp.	9,993	52,463
Apollo Commercial Real Estate Finance, Inc.	4,134	67,632
Apollo Residential Mortgage, Inc.	2,739	43,194
Ares Commercial Real Estate Corp.	2,562	29,412
Armada Hoffler Properties, Inc.	1,639	15,554
ARMOUR Residential REIT, Inc.	32,000	117,760
Ashford Hospitality Prime, Inc.	2,274	39,022
Ashford Hospitality Trust, Inc.	6,276	65,772
Associated Estates Realty Corp.	4,985	115,702
Aviv REIT, Inc.	1,762	60,754
Campus Crest Communities, Inc.	5,690	41,594
Capstead Mortgage Corp.	8,425	103,459
CareTrust REIT, Inc.	2,304	28,408
CatchMark Timber Trust, Inc.	1,679	19,006
Cedar Realty Trust, Inc.	7,099	52,107
Chambers Street Properties	21,238	171,178
Chatham Lodging Trust	2,983	86,418
Chesapeake Lodging Trust	4,815	179,166
Colony Financial, Inc.	9,456	225,242
CorEnergy Infrastructure Trust, Inc.	4,105	26,600
Coresite Realty Corp.	1,850	72,243
Cousins Properties, Inc.	19,440	222,005

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 41

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Real Estate Investment Trusts - Cont'd
CubeSmart	14,296	$315,513
CyrusOne, Inc.	2,886	79,509
CYS Investments, Inc.	14,520	126,614
DCT Industrial Trust, Inc.	7,371	262,850
DiamondRock Hospitality Co.	17,535	260,745
DuPont Fabros Technology, Inc.	5,521	183,518
Dynex Capital, Inc.	4,570	37,703
EastGroup Properties, Inc.	2,805	177,613
Education Realty Trust, Inc.	4,098	149,946
Empire State Realty Trust, Inc.	8,210	144,332
EPR Properties	5,015	289,014
Equity One, Inc.	5,505	139,607
Excel Trust, Inc.	5,373	71,944
FelCor Lodging Trust, Inc.	10,890	117,830
First Industrial Realty Trust, Inc.	9,869	202,907
First Potomac Realty Trust	5,123	63,320
Franklin Street Properties Corp.	7,763	95,252
Getty Realty Corp.	2,309	42,047
Gladstone Commercial Corp.	1,672	28,708
Glimcher Realty Trust	13,002	178,647
Government Properties Income Trust	6,014	138,382
Gramercy Property Trust, Inc.	16,458	113,560
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,951	27,763
Hatteras Financial Corp.	8,649	159,401
Healthcare Realty Trust, Inc.	8,606	235,116
Hersha Hospitality Trust	17,467	122,793
Highwoods Properties, Inc.	8,076	357,605
Hudson Pacific Properties, Inc.	4,921	147,925
Inland Real Estate Corp.	7,356	80,548
Invesco Mortgage Capital, Inc.	11,030	170,524
Investors Real Estate Trust	9,894	80,834
iStar Financial, Inc.*	7,508	102,484
Kite Realty Group Trust	2,877	82,685
LaSalle Hotel Properties	9,845	398,427
Lexington Realty Trust	18,426	202,318
LTC Properties, Inc.	3,077	132,834
Mack-Cali Realty Corp.	7,945	151,432
Medical Properties Trust, Inc.	15,248	210,117
Monmouth Real Estate Investment Corp.	5,012	55,483
National Health Investors, Inc.	3,302	231,008
New Residential Investment Corp.	12,456	159,063
New York Mortgage Trust, Inc.	9,264	71,425
New York REIT, Inc.	14,329	151,744
One Liberty Properties, Inc.	1,012	23,954
Owens Realty Mortgage, Inc.	965	14,137
Parkway Properties, Inc.	6,906	127,001
Pebblebrook Hotel Trust	6,295	287,241
Pennsylvania Real Estate Investment Trust	6,022	141,276
Pennymac Mortgage Investment Trust	6,536	137,844
Physicians Realty Trust	4,157	69,006
Potlatch Corp.	3,637	152,281
PS Business Parks, Inc.	1,744	138,718

42 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Real Estate Investment Trusts - Cont'd
QTS Realty Trust, Inc.	1,241	$41,995
RAIT Financial Trust	7,053	54,097
Ramco-Gershenson Properties Trust	6,823	127,863
Redwood Trust, Inc.	7,435	146,471
Resource Capital Corp.	11,065	55,768
Retail Opportunity Investments Corp.	7,949	133,464
Rexford Industrial Realty, Inc.	4,055	63,704
RLJ Lodging Trust	11,730	393,307
Rouse Properties, Inc.	3,327	61,616
Ryman Hospitality Properties, Inc.	3,893	205,317
Sabra Healthcare REIT, Inc.	4,778	145,108
Saul Centers, Inc.	873	49,927
Select Income REIT	3,298	80,504
Silver Bay Realty Trust Corp.	3,446	57,066
Sovran Self Storage, Inc.	2,955	257,735
STAG Industrial, Inc.	4,997	122,427
Starwood Waypoint Residential Trust	3,505	92,427
STORE Capital Corp.	2,770	59,860
Strategic Hotels & Resorts, Inc.*	23,577	311,924
Summit Hotel Properties, Inc.	7,666	95,365
Sun Communities, Inc.	4,213	254,718
Sunstone Hotel Investors, Inc.	18,105	298,914
Terreno Realty Corp.	3,766	77,693
The GEO Group, Inc.	6,506	262,582
Trade Street Residential, Inc.	1,663	12,788
UMH Properties, Inc.	1,825	17,429
Universal Health Realty Income Trust	985	47,398
Urstadt Biddle Properties, Inc.	2,125	46,495
Washington Real Estate Investment Trust	5,971	165,158
Western Asset Mortgage Capital Corp.	3,699	54,375
Whitestone REIT	1,829	27,636
		14,238,571

Real Estate Management & Development - 0.4%
Alexander & Baldwin, Inc.	4,241	166,502
Altisource Asset Management Corp.*	126	39,075
Altisource Portfolio Solutions SA*	1,173	39,636
AV Homes, Inc.*	824	12,006
Consolidated-Tomoka Land Co.	504	28,123
Forestar Group, Inc.*	3,184	49,034
Kennedy-Wilson Holdings, Inc.	6,390	161,667
Marcus & Millichap, Inc.*	608	20,216
RE/MAX Holdings, Inc.	1,023	35,038
Tejon Ranch Co.*	1,147	33,791
The St. Joe Co.*	5,663	104,142
		689,230

Road & Rail - 0.7%
ArcBest Corp.	2,213	102,617
Celadon Group, Inc.	1,805	40,955
FRP Holdings, Inc.*	453	17,762
Heartland Express, Inc.	4,871	131,566

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 43

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Road & Rail - Cont'd
Knight Transportation, Inc.	5,197	$174,931
Marten Transport Ltd.	2,020	44,157
PAM Transportation Services, Inc.*	289	14,982
Quality Distribution, Inc.*	2,068	22,004
Roadrunner Transportation Systems, Inc.*	2,497	58,305
Saia, Inc.*	2,163	119,744
Swift Transportation Co.*	7,620	218,161
Universal Truckload Services, Inc.	475	13,542
USA Truck, Inc.*	561	15,932
Werner Enterprises, Inc.	3,982	124,039
YRC Worldwide, Inc.*	2,802	63,017
		1,161,714

Semiconductors & Semiconductor Equipment - 3.7%
Advanced Energy Industries, Inc.*	3,385	80,225
Alpha & Omega Semiconductor Ltd.*	1,207	10,682
Ambarella, Inc.*	2,581	130,908
Amkor Technology, Inc.*	7,647	54,294
Applied Micro Circuits Corp.*	6,307	41,122
Audience, Inc.*	1,255	5,522
Axcelis Technologies, Inc.*	9,665	24,742
Brooks Automation, Inc.	5,690	72,548
Cabot Microelectronics Corp.*	2,121	100,366
Cascade Microtech, Inc.*	1,145	16,728
Cavium, Inc.*	4,735	292,718
Ceva, Inc.*	1,987	36,044
Cirrus Logic, Inc.*	5,561	131,073
Cohu, Inc.	2,037	24,240
Cypress Semiconductor Corp.*	13,992	199,806
Diodes, Inc.*	3,196	88,114
DSP Group, Inc.*	1,705	18,533
Entegris, Inc.*	12,359	163,262
Entropic Communications, Inc.*	7,041	17,814
Exar Corp.*	3,348	34,150
Fairchild Semiconductor International, Inc.*	11,195	188,972
Formfactor, Inc.*	4,374	37,616
Inphi Corp.*	2,806	51,855
Integrated Device Technology, Inc.*	11,969	234,592
Integrated Silicon Solution, Inc.	2,404	39,834
International Rectifier Corp.*	6,387	254,841
Intersil Corp.	11,539	166,969
IXYS Corp.	2,094	26,384
Kopin Corp.*	6,180	22,372
Lattice Semiconductor Corp.*	10,150	69,934
M/A-COM Technology Solutions Holdings, Inc.*	912	28,527
MaxLinear, Inc.*	1,994	14,776
Micrel, Inc.	4,448	64,540
Microsemi Corp.*	8,510	241,514
MKS Instruments, Inc.	4,730	173,118
Monolithic Power Systems, Inc.	3,459	172,051
Nanometrics, Inc.*	2,115	35,574
NVE Corp.*	408	28,882

44 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Semiconductors & Semiconductor Equipment - Cont'd
Omnivision Technologies, Inc.*	4,954	$128,804
PDF Solutions, Inc.*	2,735	40,642
Pericom Semiconductor Corp.*	2,352	31,846
Photronics, Inc.*	5,437	45,181
PMC - Sierra, Inc.*	15,535	142,301
Power Integrations, Inc.	2,726	141,043
QuickLogic Corp.*	4,941	15,515
Rambus, Inc.*	9,941	110,246
RF Micro Devices, Inc.*	25,642	425,401
Rubicon Technology, Inc.*	2,344	10,712
Rudolph Technologies, Inc.*	2,894	29,606
Semtech Corp.*	6,024	166,082
Silicon Image, Inc.*	7,111	39,253
Silicon Laboratories, Inc.*	3,894	185,432
Spansion, Inc.*	5,410	185,130
Synaptics, Inc.*	3,199	220,219
Tessera Technologies, Inc.	4,791	171,326
TriQuint Semiconductor, Inc.*	15,353	422,975
Ultra Clean Holdings, Inc.*	2,008	18,634
Ultratech, Inc.*	2,360	43,802
Veeco Instruments, Inc.*	3,588	125,149
Vitesse Semiconductor Corp.*	4,316	16,314
Xcerra Corp.*	4,282	39,223
		6,150,078

Software - 3.9%
A10 Networks, Inc.*	1,140	4,970
ACI Worldwide, Inc.*	10,194	205,613
Actuate Corp.*	4,437	29,284
Advent Software, Inc.	4,612	141,312
American Software, Inc.	1,795	16,352
Aspen Technology, Inc.*	8,250	288,915
AVG Technologies NV*	3,122	61,628
Barracuda Networks, Inc.*	711	25,482
Blackbaud, Inc.	4,064	175,809
Bottomline Technologies, Inc.*	3,347	84,612
BroadSoft, Inc.*	2,474	71,795
Callidus Software, Inc.*	4,118	67,247
Commvault Systems, Inc.*	4,228	218,545
Comverse, Inc.*	1,972	37,034
Covisint Corp.*	3,408	9,031
Cyan, Inc.*	690	1,725
Digimarc Corp.	626	16,996
Ebix, Inc.	2,498	42,441
Ellie Mae, Inc.*	2,519	101,566
EnerNOC, Inc.*	2,044	31,580
EPIQ Systems, Inc.	2,837	48,456
ePlus, Inc.*	467	35,347
Fair Isaac Corp.	2,841	205,404
FleetMatics Group plc*	3,346	118,750
Gigamon, Inc.*	2,167	38,421
Globant SA*	590	9,216

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 45

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Software - Cont'd
Glu Mobile, Inc.*	8,054	$31,411
Guidance Software, Inc.*	1,234	8,946
Guidewire Software, Inc.*	6,089	308,286
HubSpot, Inc.*	500	16,805
Imperva, Inc.*	1,991	98,415
Infoblox, Inc.*	4,666	94,300
Interactive Intelligence Group, Inc.*	1,502	71,946
Jive Software, Inc.*	3,414	20,586
Kofax Ltd.*	6,648	46,735
Manhattan Associates, Inc.*	6,791	276,530
Mavenir Systems, Inc.*	485	6,577
Mentor Graphics Corp.	8,678	190,222
MicroStrategy, Inc.*	767	124,561
MobileIron, Inc.*	1,082	10,777
Model N, Inc.*	1,727	18,341
Monotype Imaging Holdings, Inc.	3,293	94,937
Netscout Systems, Inc.*	3,266	119,340
Park City Group, Inc.*	855	7,712
Paycom Software, Inc.*	584	15,377
Pegasystems, Inc.	3,096	64,304
Progress Software Corp.*	4,485	121,185
Proofpoint, Inc.*	3,315	159,882
PROS Holdings, Inc.*	1,967	54,053
QAD, Inc.	409	9,252
QLIK Technologies, Inc.*	8,033	248,139
Qualys, Inc.*	1,802	68,027
Rally Software Development Corp.*	2,228	25,332
RealPage, Inc.*	4,641	101,916
Rosetta Stone, Inc.*	1,902	18,564
Rubicon Project, Inc.*	709	11,443
Sapiens International Corp. NV*	2,130	15,698
Seachange International, Inc.*	2,824	18,017
Silver Spring Networks, Inc.*	3,137	26,445
SS&C Technologies Holdings, Inc.	6,104	357,023
Synchronoss Technologies, Inc.*	3,161	132,319
Take-Two Interactive Software, Inc.*	7,375	206,721
Tangoe, Inc.*	3,466	45,162
TeleCommunication Systems, Inc.*	4,102	12,798
TeleNav, Inc.*	2,354	15,701
The Ultimate Software Group, Inc.*	2,477	363,661
TiVo, Inc.*	9,052	107,176
TubeMogul, Inc.*	311	7,013
Tyler Technologies, Inc.*	2,958	323,724
Varonis Systems, Inc.*	522	17,137
VASCO Data Security International, Inc.*	2,596	73,233
Verint Systems, Inc.*	5,272	307,252
VirnetX Holding Corp.*	3,778	20,741
Vringo, Inc.*	5,782	3,181
Yodlee, Inc.*	600	7,320
Zendesk, Inc.*	1,018	24,809
		6,616,563

46 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Specialty Retail - 3.1%
Aeropostale, Inc.*	7,078	$16,421
American Eagle Outfitters, Inc.	17,421	241,804
America's Car-Mart, Inc.*	726	38,754
ANN, Inc.*	4,196	153,070
Asbury Automotive Group, Inc.*	2,747	208,552
Barnes & Noble, Inc.*	3,484	80,899
Bebe Stores, Inc.	3,035	6,647
Big 5 Sporting Goods Corp.	1,497	21,901
Boot Barn Holdings, Inc.*	500	9,100
Brown Shoe Co., Inc.	3,799	122,138
Build-A-Bear Workshop, Inc.*	1,105	22,211
Cato Corp.	2,436	102,751
Christopher & Banks Corp.*	3,132	17,884
Citi Trends, Inc.*	1,298	32,775
Conn's, Inc.*	2,482	46,389
Container Store Group, Inc.*	1,542	29,498
Destination Maternity Corp.	1,034	16,492
Destination XL Group, Inc.*	3,868	21,119
Express, Inc.*	7,361	108,133
Finish Line, Inc.	4,324	105,116
Five Below, Inc.*	4,863	198,556
Francesca's Holdings Corp.*	3,796	63,393
Genesco, Inc.*	2,149	164,656
Group 1 Automotive, Inc.	2,144	192,145
Guess?, Inc.	5,507	116,088
Haverty Furniture Co.'s, Inc.	1,689	37,175
hhgregg, Inc.*	1,366	10,341
Hibbett Sports, Inc.*	2,321	112,406
Kirkland's, Inc.*	1,302	30,779
Lithia Motors, Inc.	2,045	177,281
Lumber Liquidators Holdings, Inc.*	2,458	162,990
MarineMax, Inc.*	2,047	41,042
Mattress Firm Holding Corp.*	1,343	78,001
Men's Wearhouse, Inc.	4,298	189,757
Monro Muffler, Inc.	2,824	163,227
New York & Co., Inc.*	1,850	4,884
Office Depot, Inc.*	47,212	404,843
Outerwall, Inc.*	1,666	125,317
Pacific Sunwear of California, Inc.*	3,981	8,679
Pier 1 Imports, Inc.	8,471	130,453
Rent-A-Center, Inc.	4,731	171,830
Restoration Hardware Holdings, Inc.*	2,794	268,252
Sears Hometown and Outlet Stores, Inc.*	746	9,810
Select Comfort Corp.*	4,799	129,717
Shoe Carnival, Inc.	1,423	36,557
Sonic Automotive, Inc.	3,358	90,800
Sportsman's Warehouse Holdings, Inc.*	872	6,383
Stage Stores, Inc.	2,907	60,175
Stein Mart, Inc.	2,386	34,883
Systemax, Inc.*	1,000	13,500
The Buckle, Inc.	2,527	132,718
The Children's Place, Inc.	1,993	113,601

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 47

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Specialty Retail - Cont'd
The Pep Boys-Manny, Moe & Jack*	4,589	$45,064
Tile Shop Holdings, Inc.*	2,513	22,315
Tilly's, Inc.*	827	8,014
Vitamin Shoppe, Inc.*	2,758	133,984
West Marine, Inc.*	1,507	19,470
Winmark Corp.	223	19,383
Zumiez, Inc.*	1,972	76,178
		5,206,301

Technology Hardware, Storage & Peripherals - 0.4%
Cray, Inc.*	3,578	123,369
Dot Hill Systems Corp.*	5,376	23,762
Eastman Kodak Co.*	1,582	34,345
Electronics for Imaging, Inc.*	4,174	178,772
Immersion Corp.*	2,323	21,999
Intevac, Inc.*	2,142	16,643
Nimble Storage, Inc.*	830	22,825
QLogic Corp.*	8,064	107,413
Quantum Corp.*	19,651	34,586
Silicon Graphics International Corp.*	2,677	30,464
Super Micro Computer, Inc.*	3,093	107,884
Violin Memory, Inc.*	7,183	34,407
		736,469

Textiles, Apparel & Luxury Goods - 0.9%
Columbia Sportswear Co.	2,462	109,657
CROCS, Inc.*	7,844	97,972
Culp, Inc.	785	17,019
G-III Apparel Group Ltd.*	1,698	171,515
Iconix Brand Group, Inc.*	4,104	138,674
Movado Group, Inc.	1,614	45,789
Oxford Industries, Inc.	1,303	71,939
Perry Ellis International, Inc.*	933	24,193
Quiksilver, Inc.*	11,336	25,053
Sequential Brands Group, Inc.*	1,513	19,775
Skechers U.S.A., Inc.*	3,503	193,541
Steven Madden Ltd.*	5,222	166,216
Tumi Holdings, Inc.*	4,539	107,710
Unifi, Inc.*	1,199	35,646
Vera Bradley, Inc.*	1,814	36,969
Vince Holding Corp.*	1,135	29,669
Wolverine World Wide, Inc.	9,088	267,823
		1,559,160

Thrifts & Mortgage Finance - 1.7%
Anchor BanCorp Wisconsin, Inc.*	570	19,631
Astoria Financial Corp.	7,553	100,908
Bank Mutual Corp.	4,721	32,386
BankFinancial Corp.	1,984	23,530
BBX Capital Corp.*	622	10,232
Beneficial Mutual Bancorp, Inc.*	2,733	33,534
Berkshire Hills Bancorp, Inc.	2,163	57,666

48 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Thrifts & Mortgage Finance - Cont'd
BofI Holding, Inc.*	1,272	$98,974
Brookline Bancorp, Inc.	6,306	63,249
Capitol Federal Financial, Inc.	12,825	163,904
Charter Financial Corp.	1,962	22,465
Clifton Bancorp, Inc.	2,373	32,249
Dime Community Bancshares, Inc.	2,830	46,072
ESB Financial Corp.	1,045	19,792
Essent Group Ltd.*	3,733	95,975
EverBank Financial Corp.	7,925	151,050
Federal Agricultural Mortgage Corp., Class C	895	27,154
First Defiance Financial Corp.	799	27,214
First Financial Northwest, Inc.	1,441	17,350
Flagstar Bancorp, Inc.*	1,712	26,930
Fox Chase Bancorp, Inc.	1,196	19,937
Franklin Financial Corp.*	1,141	24,166
Home Loan Servicing Solutions, Ltd.	6,364	124,225
HomeStreet, Inc.	1,117	19,447
Kearny Financial Corp.*	1,413	19,429
Ladder Capital Corp.*	1,315	25,787
Meridian Bancorp, Inc.*	2,051	23,012
Meta Financial Group, Inc.	474	16,609
MGIC Investment Corp.*	30,334	282,713
NMI Holdings, Inc.*	4,529	41,350
Northfield Bancorp, Inc.	4,469	66,141
Northwest Bancshares, Inc.	8,083	101,280
OceanFirst Financial Corp.	1,187	20,345
Oritani Financial Corp.	3,882	59,783
PennyMac Financial Services, Inc.*	1,102	19,065
Provident Financial Services, Inc.	5,242	94,671
Radian Group, Inc.	17,032	284,775
Stonegate Mortgage Corp.*	1,281	15,321
Territorial Bancorp, Inc.	940	20,257
Tree.com, Inc.*	543	26,249
Trustco Bank Corp. NY	7,825	56,810
United Community Financial Corp.	3,416	18,344
United Financial Bancorp, Inc.	4,650	66,774
Walker & Dunlop, Inc.*	1,420	24,907
Washington Federal, Inc.	9,080	201,122
Waterstone Financial, Inc.	3,083	40,541
WSFS Financial Corp.	799	61,435
		2,844,760

Tobacco - 0.1%
22nd Century Group, Inc.*	3,683	6,077
Alliance One International, Inc.*	7,793	12,313
Universal Corp.	2,013	88,532
Vector Group Ltd.	6,654	141,797
		248,719

Trading Companies & Distributors - 0.8%
Aceto Corp.	2,638	57,245
Aircastle Ltd.	5,904	126,168

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 49

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Trading Companies & Distributors - Cont'd
Applied Industrial Technologies, Inc.	3,743	$170,643
Beacon Roofing Supply, Inc.*	4,419	122,848
CAI International, Inc.*	1,481	34,359
DXP Enterprises, Inc.*	1,160	58,615
General Finance Corp.*	992	9,781
H&E Equipment Services, Inc.	2,803	78,736
Houston Wire & Cable Co.	1,646	19,670
Kaman Corp.	2,454	98,381
Neff Corp.*	900	10,143
Rush Enterprises, Inc.*	2,992	95,894
Stock Building Supply Holdings, Inc.*	1,306	20,008
TAL International Group, Inc.*	3,046	132,714
Textainer Group Holdings Ltd.	1,837	63,046
Titan Machinery, Inc.*	1,521	21,203
Watsco, Inc.	2,315	247,705
		1,367,159

Transportation Infrastructure - 0.0%
Wesco Aircraft Holdings, Inc.*	4,699	65,692

Water Utilities - 0.2%
American States Water Co.	3,475	130,868
Artesian Resources Corp.	490	11,069
California Water Service Group	4,144	101,984
Connecticut Water Service, Inc.	883	32,044
Middlesex Water Co.	1,560	35,974
SJW Corp.	1,344	43,169
The York Water Co.	1,309	30,382
		385,490

Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc.*	1,422	10,907
Contra Leap Wireless (b)*	4,674	11,779
NTELOS Holdings Corp.	1,286	5,388
RingCentral, Inc.*	2,511	37,464
Shenandoah Telecommunications Co.	2,077	64,906
Spok Holdings, Inc.	1,934	33,574
		164,018

Total Equity Securities (Cost $118,298,034)		155,804,603

EXCHANGE TRADED PRODUCTS - 4.4%
iShares Russell 2000 ETF	61,400	7,347,738

Total Exchange Traded Products (Cost $5,668,319)		7,347,738

50 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

U.S. TREASURY OBLIGATIONS - 0.6%	PRINCIPAL AMOUNT	VALUE
United States Treasury Bills, 0.11%, 7/23/15^	$1,000,000	$999,380

Total U.S. Treasury Obligations (Cost $999,380)		999,380

TIME DEPOSIT - 2.3%
State Street Bank Time Deposit, 0.069%, 1/2/15	3,864,081	3,864,081

Total Time Deposit (Cost $3,864,081)		3,864,081

TOTAL INVESTMENTS (Cost $128,829,814) - 100.2%		168,015,802
Other assets and liabilities, net - (0.2%)		(331,027)
NET ASSETS - 100%		$167,684,775

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 1,985,038 shares outstanding		$110,307,718
Class F: 224,775 shares outstanding		13,952,823
Undistributed net investment income		150,014
Accumulated net realized gain (loss) on investments and foreign currency transactions		3,886,242
Net unrealized appreciation (depreciation)		39,387,978

NET ASSETS		$167,684,775

NET ASSET VALUE PER SHARE
Class I (based on net assets of $150,531,527)		$75.83
Class F (based on net assets of $17,153,248)		$76.31

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
E-Mini Russell 2000 Index^	42	3/15	$5,042,940	$201,990
(b)    This security was valued under the direction of the Board of Directors. See Note A.
^    Futures collateralized by $1,000,000 par value of the U.S. Treasury Bills.
*    Non-income producing security.
Abbreviations:
ETF: Exchange Traded Fund
plc: Public Limited Company
REIT: Real Estate Investment Trust
See notes to financial statements.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 51

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $1,062)	$2,217,893
Interest income	5,601
Total investment income	2,223,494

Expenses:
Investment advisory fee	566,484
Transfer agency fees and expenses	19,394
Accounting fees	26,024
Distribution Plan expenses:
Class F	30,803
Directors' fees and expenses	27,729
Administrative fees	161,852
Custodian fees	164,707
Reports to shareholders	79,230
Professional fees	37,362
Licensing fees	80,903
Miscellaneous	57,762
Total expenses	1,252,250
Reimbursement from Advisor:
Class I	(17,441)
Class F	(4,757)
Net expenses	1,230,052

NET INVESTMENT INCOME	993,442

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	18,023,828
Foreign currency transactions	(16)
Futures	552,504
18,576,316

Change in unrealized appreciation (depreciation) on:
Investments	(12,243,310)
Assets and liabilities denominated in foreign currencies	(1)
Futures	(4,422)
(12,247,733)

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,328,583

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,322,025

See notes to financial statements.

52 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013
Operations:
Net investment income	$993,442	$988,945
Net realized gain (loss)	18,576,316	7,841,065
Change in unrealized appreciation (depreciation)	(12,247,733)	34,450,020

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,322,025	43,280,030

Distributions to shareholders from:
Net investment income:
Class I shares	(841,383)	(949,334)
Class F shares	(56,269)	(62,973)
Net realized gain:
Class I shares	(16,740,646)	(4,918,577)
Class F shares	(1,895,122)	(514,399)
Total distributions	(19,533,420)	(6,445,283)

Capital share transactions:
Shares sold:
Class I shares	12,312,897	19,185,666
Class F shares	4,903,319	6,536,579
Shares issued from merger (See Note E):
Class I shares	25,315,650	—
Reinvestment of distributions:
Class I shares	17,582,029	5,867,912
Class F shares	1,951,391	577,371
Shares redeemed:
Class I shares	(34,849,885)	(24,331,514)
Class F shares	(3,436,958)	(4,702,410)
Total capital share transactions	23,778,443	3,133,604

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,567,048	39,968,351

NET ASSETS
Beginning of year	156,117,727	116,149,376
End of year (including undistributed net investment income of $150,014 and $252,548, respectively)	$167,684,775	$156,117,727

See notes to financial statements.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 53

STATEMENTS OF CHANGES IN NET ASSETS
CAPITAL SHARE ACTIVITY	YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013
Shares sold:
Class I shares	150,830	255,241
Class F shares	59,942	88,956
Shares issued from merger (See Note E):
Class I shares	316,884	—
Reinvestment of distributions:
Class I shares	230,252	73,708
Class F shares	25,396	7,213
Shares redeemed:
Class I shares	(426,697)	(327,499)
Class F shares	(41,839)	(63,623)
Total capital share activity	314,768	33,996

See notes to financial statements.

54 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Russell 2000 Small Cap Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. There were no such transfers during the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events

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into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2014, securities valued at $14,080, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

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The following table summarizes the market value of the Portfolio's holdings as of December 31, 2014 based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Equity securities*	$155,790,523	$14,080	$0	**	$155,804,603
Exchange traded products	7,347,738	—	—		7,347,738
Other debt obligations	—	4,863,461	—		4,863,461
TOTAL	$163,138,261	$4,877,541	$0	**	$168,015,802
Other financial instruments***	$201,990	—	—		$201,990

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
** Level 3 securities represent 0.0% of net assets.
*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/(depreciation) on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, when, in the judgment of the Advisor, such a position acts as a hedge, or to provide equity market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity exposure inherent in a cash position. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.
During the year, the Portfolio invested in E-Mini Russell 2000 Index futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 42 contracts and $950,848 weighted average notional value.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain, are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Portfolio’s average daily net assets. Under the terms of the agreement, $48,848 was payable at year end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2015. The contractual expense caps are .95% for Class F and .74% for Class I, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $22,198 was receivable at year end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $13,957 was payable at year end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed .20% annually of the average daily net assets of Class F. Under the terms of the agreement, $2,787 was payable at year end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $11,942 for the year ended December 31, 2014. Under the terms of the agreement, $933 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000 ($44,000 effective January 1, 2015). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $32,439,873 and $45,905,867, respectively.

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The tax character of dividends and distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$2,280,149	$1,440,387
Long-term capital gain	17,253,271	5,004,896
Total	$19,533,420	$6,445,283
As of December 31, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$51,706,448
Unrealized (depreciation)	(12,487,940)
Net unrealized appreciation/(depreciation)	$39,218,508

Undistributed ordinary income	$567,651
Undistributed long-term capital gain	$3,638,075

Federal income tax cost of investments	$128,797,294
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, passive foreign investment companies and Section 1256 contracts.
Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts and foreign currency transactions.

Undistributed net investment income	($198,324)
Accumulated net realized gain (loss)	198,324
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2014.
NOTE E — REORGANIZATION
On December 11, 2013, the Board of Directors of Calvert Variable Series, Inc. approved the reorganization of the Calvert VP Small Cap Growth Portfolio (“VP Small Cap”) into the Calvert VP Russell 2000 Small Cap Index (“VP Russell”). Shareholders approved the reorganization at a meeting on April 11, 2014 and the reorganization took place on April 30, 2014.
The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
VP Small Cap	525,988	VP Russell, Class I	316,884	$25,315,650
For financial reporting purposes, assets received and shares issued by VP Russell were recorded at fair value; however, the cost basis of the investments received from VP Small Cap were carried forward to align ongoing reporting of VP Russell’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
VP Small Cap	$25,315,650	$6,095,146	VP Russell	$148,811,142
Assuming the acquisition had been completed on January 1, 2014, VP Russell’s results of operations for the year ended December 31, 2014 would have been as follows:

Net investment income	$949,473 (a)
Net realized and change in unrealized gain (loss) on investments	$5,364,591 (b)

Net increase (decrease) in assets from operations	$6,314,064
Because VP Small Cap and VP Russell sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of VP Small Cap that have been included in VP Russell’s Statement of Operations since April 30, 2014.
(a) $993,442 as reported, plus ($43,969) from VP Small Cap pre-merger.
(b) $6,328,583 as reported, plus ($963,992) from VP Small Cap pre-merger.
NOTE F — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the year ended December 31, 2014, the Portfolio considers 66.4% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code and $17,253,271 of the long-term capital gain distributions paid during the year as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,
CLASS I SHARES	2014	2013	2012 (z)	2011	2010 (z)
Net asset value, beginning	$82.34	$62.39	$57.44	$62.98	$50.19
Income from investment operations:
Net investment income	0.50	0.56	0.87	0.44	0.43
Net realized and unrealized gain (loss)	2.99	22.96	7.95	(3.50)	12.66
Total from investment operations	3.49	23.52	8.82	(3.06)	13.09
Distributions from:
Net investment income	(0.48)	(0.58)	(0.63)	(0.33)	(0.30)
Net realized gain	(9.52)	(2.99)	(3.24)	(2.15)	—
Total distributions	(10.00)	(3.57)	(3.87)	(2.48)	(0.30)
Total increase (decrease) in net asset value	(6.51)	19.95	4.95	(5.54)	12.79
Net asset value, ending	$75.83	$82.34	$62.39	$57.44	$62.98

Total return*	4.15%	37.89%	15.50%	(4.89)%	26.08%
Ratios to average net assets: A
Net investment income	0.63%	0.75%	1.40%	0.60%	0.79%
Total expenses	0.75%	0.69%	0.76%	0.79%	0.82%
Expenses before offsets	0.74%	0.69%	0.73%	0.71%	0.70%
Net expenses	0.74%	0.69%	0.73%	0.71%	0.70%
Portfolio turnover	21%	11%	13%	17%	42%
Net assets, ending (in thousands)	$150,532	$141,111	$106,827	$90,325	$119,223

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,
CLASS F SHARES	2014	2013	2012 (z)	2011	2010 (z)
Net asset value, beginning	$82.79	$62.68	$57.69	$63.21	$50.38
Income from investment operations:
Net investment income	0.31	0.36	0.77	0.25	0.32
Net realized and unrealized gain (loss)	3.01	23.11	7.94	(3.44)	12.70
Total from investment operations	3.32	23.47	8.71	(3.19)	13.02
Distributions from:
Net investment income	(0.28)	(0.37)	(0.48)	(0.18)	(0.19)
Net realized gain	(9.52)	(2.99)	(3.24)	(2.15)	—
Total distributions	(9.80)	(3.36)	(3.72)	(2.33)	(0.19)
Total increase (decrease) in net asset value	(6.48)	20.11	4.99	(5.52)	12.83
Net asset value, ending	$76.31	$82.79	$62.68	$57.69	$63.21

Total return*	3.93%	37.62%	15.23%	(5.07)%	25.83%
Ratios to average net assets: A
Net investment income	0.43%	0.55%	1.23%	0.42%	0.58%
Total expenses	0.98%	0.90%	0.99%	1.03%	1.06%
Expenses before offsets	0.95%	0.90%	0.94%	0.92%	0.91%
Net expenses	0.95%	0.90%	0.94%	0.92%	0.91%
Portfolio turnover	21%	11%	13%	17%	42%
Net assets, ending (in thousands)	$17,153	$15,007	$9,323	$6,638	$6,085

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 10, 2014, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's

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compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board also took into account that the Calvert VP Small Cap Growth Portfolio was merged into the Portfolio as of April 2014. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2014. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2014. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the portfolios in the peer group on the Portfolio’s relative performance. The Board also took into account management’s discussion of Portfolio performance and management’s continued close monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board noted that the Advisor is not currently reimbursing any Portfolio expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other

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indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's risk management processes; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2014, as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor

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maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 79	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 64	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 69	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	23	• Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 68	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 77	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
JOHN HENRY STREUR, JR. * AGE: 55	Director & Chair (CVS) President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since 1/1/15); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through 1/1/12); President and Director, The Managers Funds and Managers AMG Funds (through 1/1/12).	37
•
Portfolio 21 Investments, Inc. (through October 2014)
•
Managers Investment Group LLC (through 1/1/12)
•
The Managers Funds (through 1/1/12)
•
Managers AMG Funds (through 1/1/12)
•
Calvert Social Investment Foundation

WILLIAM LESTER* AGE: 57	Director & President (CVS) Director & Chair (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13	• Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank -Lincoln • Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ROBERT DOUGLAS BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 41	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014).
Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc.(2005-2010).

THOMAS A. DAILEY AGE: 50	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP
Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Acting Chief Financial Officer & Assistant Treasurer	2014	Acting Chief Financial Officer (since September 2014) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for Calvert Investment Management, Inc. since 2009.
TRACI L. GOLDT AGE: 41	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011)
HUI PING HO, CPA Age: 50	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
VISHAL KHANDUJA AGE: 36	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
AUGUSTO DIVO MACEDO, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 59	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 67	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 47	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
MICHAEL V. YUHAS JR., CPA AGE: 53	Fund Controller & Assistant Treasurer	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.
*    The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.
Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Calvert VP Volatility Managed Growth Portfolio
Annual Report December 31, 2014

4	Portfolio Management Discussion
7	Shareholder Expense Example
8	Report of Independent Registered Public Accounting Firm
9	Statement of Net Assets
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
17	Financial Highlights
18	Explanation of Financial Tables
19	Proxy Voting
19	Availability of Quarterly Portfolio Holdings
19	Basis for Board’s Approval of Investment Advisory Contracts
23	Director and Officer Information Table

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc. and Milliman, Inc., Subadvisors
Investment Performance
For the one-year period ended December 31, 2014, Calvert VP Volatility Managed Growth Portfolio returned 5.61%, underperforming its benchmark, the S&P 500 Daily Risk Control 12% Total Return Index, which returned 8.73%.
Calvert has developed a secondary composite benchmark based on a mix of market indices* that more closely reflect the Portfolio’s asset allocation strategy, as compared to the single asset class Index listed above, which is used to capture the impact of the volatility management strategy.
Calvert VP Volatility Managed Growth Portfolio underperformed the blended composite benchmark return of 8.81%.
Investment Climate
In 2014, equity market returns largely reflected broad macroeconomic trends. Improving economic conditions in the United States contrasted starkly with the deteriorating growth outlook for much of the rest of the world, particularly Europe. The dollar strengthened against this backdrop, and was a headwind for emerging markets. Concerns that China's economic slowdown could be headed for a "hard landing" that would negatively impact global economic growth also continued throughout the year.
U.S. stocks far outpaced international stocks in 2014, with the Russell 3000 Index, representing the total U.S. equity market, returning 12.56%, versus -4.48% for the international MSCI EAFE Index, representing the large-cap developed international equity market, and -1.82% for the MSCI Emerging Markets Index. U.S. large-cap stocks outperformed small-cap stocks; however, small-cap stocks, which are more U.S.-centric and less dependent on global growth, surged in the fourth quarter to help close this gap.
Bonds produced solid gains for the year, with the Barclays U.S. Aggregate Bond Index up 5.97%. The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index returned 3.64% as declining inflation expectations offset some of the benefit from falling yields. High-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index, returned 2.50%, while the MSCI US REIT Index posted the strongest gains for the year, up 30.38%.

AVERAGE ANNUAL TOTAL RETURN (period ended 12.31.14)

One year	5.61%
Since inception (4/30/2013)	7.34%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.39% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* The Volatility Managed Growth Composite Benchmark is an internally constructed index comprised of a blend of 58% Russell 3000 Index, 4% MSCI U.S. REIT, 16% MSCI EAFE Index, 18% Barclays U.S. Aggregate Bond Index and 4% Barclays 3 Month T-Bill Bellwether Index.

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Economic Growth in U.S. Outpaces Rest of Developed World
Macroeconomic data showed the U.S. economy regained its footing in 2014 after a weather-induced, disappointing first quarter. With consumer spending picking up and consumer confidence reaching an eight-year high, due in part to lower gas prices, the U.S. economic recovery appeared to be gaining momentum. The job market continued to show signs of improvement after adding an average of 246,000 jobs per month over the course of the year, which helped push the unemployment rate down to 5.6% by year-end. Although wage growth has been taking longer to materialize than in past recoveries, decreases in labor market slack should eventually translate to wage inflation.
Geopolitical Turmoil Intensifies but Oil Moves Lower
Geopolitical turmoil dominated headlines for much of the year with ongoing conflict in the Ukraine and escalating tensions in the Middle East that spurred the U.S. and partners to confront ISIS militarily. Bucking historical trends, oil prices continued to decline despite conflict in the Middle East, Ukraine, and Russia as a combination of growing oil supply from North America and weaker global demand helped push oil prices down.
Countries and regions such as the U.S., Japan, China, and Europe which import a large portion of their energy stand to benefit from the significant decline in the price of oil, while OPEC members and other oil-producers, such as Russia, could continue to be pressured. Pockets of the U.S. economy tied to the shale boom are likely to be negatively impacted as well, but we believe this can be more than offset by the significant positive impact of cheaper input prices and lower gas prices for manufacturers and consumers.
Global Easing Continues Amid Low Inflation Backdrop
The Fed wound down its bond-buying program (QE) throughout the year and expects to begin raising rates in mid-2015; though even with a gradual tightening, monetary policy should still remain accommodative for an extended period of time. In the meantime, global easing initiatives ramped up outside of the U.S. The Bank of Japan announced a massive stimulus policy and a strong QE program is expected from the European Central Bank in early 2015 after economic conditions in the eurozone deteriorated throughout the year. The People’s Bank of China also introduced several easing measures at the end of the year, which fueled a strong rally in Chinese stocks; however, significant concerns over growth in China remain.

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Exchange Traded Products	95.6%
Short-Term Investments	4.4%
Total	100%

Portfolio Strategy
The Portfolio seeks to stabilize portfolio volatility1 around a target level of 12% while pursuing growth potential and some current income. To achieve this objective, the Portfolio invests in a group of exchange traded funds (ETFs) diversified across multiple asset classes and utilizes a derivative-based risk-management strategy, primarily using futures contracts on various market indices.
In an effort to manage long-term volatility, the target asset allocation model is designed to reflect the specified target level of risk. Meanwhile, the risk-management strategy employs futures contracts to mitigate short-term fluctuations in volatility, with the goal of realizing a long-term risk level over a shorter time frame. The risk-management strategy combines two components - volatility management and a capital protection strategy. The Portfolio uses these two components together in an effort to reduce the negative effects of high volatility while seeking to participate in growth during up markets and defend against significant losses during major market downturns.
Market volatility remained relatively low throughout the year, despite a few temporary spikes that were associated with equity market downturns followed by sharp recoveries. In this low-volatility environment, the risk-management strategy sought to increase the Portfolio’s equity exposure in order to achieve the desired 12% level of volatility. However, it could not achieve this target due to risk controls limiting the Portfolio’s maximum equity exposure.
This risk control benefited performance because the Portfolio had significantly lower equity exposure during equity market pullbacks, particularly in January and October, compared to the S&P Risk Control Index, which does not limit equity exposure levels. However, the Portfolio’s risk-management strategy was still a detractor from overall performance because while it reduced equity exposure in response to increased volatility and market declines, as designed, it also limited the Portfolio’s participation in the abrupt market recovery that followed. Had the equity markets continued to decline, the strategy would have been well-positioned to protect against further losses, a scenario which should benefit the Portfolio over the long term.

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Strong returns from the Portfolio’s fixed-income allocation and holdings of REITs also helped performance, but this was more than offset by weaker performance from international equities. The Portfolio’s risk-management strategy, underweight allocation to U.S. stocks, and holdings of both TIPS and high-yield bonds detracted from performance relative to the custom-blended benchmark.
Outlook
We've been positive on the U.S. economy, especially relative to Europe, since the financial crisis and increasingly so in the last two to three years. Things have been getting progressively better in the U.S. and worse in Europe. We expect this dichotomy to continue for some time because of the eurozone's inability to enact much needed structural economic reforms, although European financial markets might have a temporary rally in the first quarter when the QE measures are announced. On the other hand, GDP numbers in the U.S. have been very healthy and an above consensus GDP growth of 3.5 percent is quite realistic next year absent a repeat of the extreme weather conditions from last year and significant geo-political crises. In the U.S., extreme weather conditions erased about 1% of GDP in the first quarter of 2014. If this is a long-term trend, global markets may be in for a rude awakening.
Since the U.S. economy is relatively well insulated, we think U.S. stocks can post decent performance, but probably not as good as the past couple of years. Although U.S. equities appear fairly-valued based on historical standards, given the positive economic backdrop in the U.S. relative to the rest of the world, U.S. stocks could command a premium multiple and further multiple expansion next year is not out of the question.
Countries and regions such as the U.S., Japan, China, and Europe which import a large portion of their energy stand to benefit from the significant decline in the price of oil, while OPEC members and other oil-producers such as Russia could continue to be pressured. Pockets of the U.S. economy tied to the shale boom are likely to be negatively impacted as well, but we believe this can be more than offset by the significant positive multiplier effect from cheaper oil benefiting both consumers and manufacturers. Lower hydrocarbon-based energy prices could challenge the alternative energy industry in the near-term, but we view the transition from fossil fuels to alternative energy as inevitable, which reinforces our environmental, social, and governance (ESG) positioning with respect to the alternative energy sector.

Because of the high dollar and low energy prices, inflation in the U.S. will likely remain low with deflationary threats very real in many parts of the world. This may give the Fed pause in how soon and how high they want to raise rates, because global economic conditions can have an impact on the U.S., and it is probably unlikely that we will see robust economic growth outside the U.S. next year. As a result, the tightening path might wind up taking longer to materialize with rates staying at levels lower than consensus believes. Overall, the divergence in economic conditions should continue to support the dollar which could be another reason to favor U.S. assets.
January 2015

1.	Volatility refers to the annualized standard deviation of daily logarithmic portfolio returns.

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14 - 12/31/14
Actual	$1,000.00	$1,009.09	$4.20

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.02	$4.23

* Expenses are equal to the Portfolio’s annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratio.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Growth Portfolio:
We have audited the accompanying statement of net assets of the Calvert VP Volatility Managed Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, and the period from inception, April 30, 2013, through December 31, 2013, and the financial highlights for the year then ended, and the period from inception, April 30, 2013, through December 31, 2013. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Volatility Managed Growth Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the period from inception, April 30, 2013, through December 31, 2013, and the financial highlights for the year then ended, and the period from inception, April 30, 2013, through December 31, 2013, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2015

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STATEMENT OF NET ASSETS
DECEMBER 31, 2014

EXCHANGE TRADED PRODUCTS - 95.2%	SHARES	VALUE

Consumer Discretionary Select Sector SPDR Fund	4,100	$295,815
Consumer Staples Select Sector SPDR Fund	6,025	292,152
Financial Select Sector SPDR Fund	15,500	383,315
Health Care Select Sector SPDR Fund	4,600	314,548
Industrial Select Sector SPDR Fund	5,600	316,792
iShares Core S&P Mid-Cap ETF	17,500	2,534,000
iShares Core U.S. Aggregate Bond ETF	115,500	12,718,860
iShares North American Natural Resources ETF	7,700	295,064
iShares Russell 2000 ETF	36,000	4,308,120
iShares S&P 500 Growth ETF	87,700	9,787,320
iShares S&P 500 Value ETF	104,800	9,827,096
iShares S&P Mid-Cap 400 Growth ETF	5,150	822,301
iShares S&P Mid-Cap 400 Value ETF	6,300	805,329
SPDR Barclays High Yield Bond ETF	19,500	752,895
Technology Select Sector SPDR Fund	10,800	446,580
Vanguard FTSE Developed Markets ETF	324,100	12,276,908
Vanguard FTSE Emerging Markets ETF	20,900	836,418
Vanguard REIT ETF	39,500	3,199,500
Vanguard S&P 500 ETF	92,700	17,469,315
Vanguard Short-Term Corporate Bond ETF	9,800	780,374

Total Exchange Traded Products (Cost $74,951,124)		78,462,702

TIME DEPOSIT - 4.4%	PRINCIPAL AMOUNT
State Street Bank Time Deposit, 0.069%, 1/2/15	$3,610,486	3,610,486

Total Time Deposit (Cost $3,610,486)		3,610,486

TOTAL INVESTMENTS (Cost $78,561,610) - 99.6%		82,073,188
Other assets and liabilities, net - 0.4%		315,444
NET ASSETS - 100%		$82,388,632

NET ASSETS CONSIST OF:
Paid-in capital applicable to 4,961,715 shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized		$78,853,888
Accumulated net realized gain (loss)		(113,481)
Net unrealized appreciation (depreciation)		3,648,225

NET ASSETS		$82,388,632

NET ASSET VALUE PER SHARE		$16.60

See notes to financial statements.

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FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
E-Mini Russell 2000 Index	7	3/15	$840,490	$29,919
E-Mini S&P 400 Index	3	3/15	434,580	10,168
E-Mini S&P 500 Index	28	3/15	2,873,360	86,849
MSCI EAFE Mini Index	12	3/15	1,054,740	9,711
Total Purchased				$136,647
Abbreviations: ETF: Exchange Traded Fund REIT: Real Estate Investment Trust See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income	$1,314,794
Interest income	2,276
Total investment income	1,317,070

Expenses:
Investment advisory fee	230,522
Transfer agency fees and expenses	9,865
Directors’ fees and expenses	8,424
Administrative fees	54,886
Distribution Plan expenses	137,216
Accounting fees	15,474
Custodian fees	20,183
Reports to shareholders	4,218
Professional fees	26,722
Miscellaneous	6,462
Total expenses	513,972
Reimbursement from Advisor	(58,416)
Net expenses	455,556

NET INVESTMENT INCOME	861,514

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	930,348
Futures	(915,813)
14,535
Change in unrealized appreciation (depreciation) on:
Investments	2,227,658
Futures	74,020
2,301,678

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,316,213

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,177,727

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2014	FROM INCEPTION APRIL 30, 2013 THROUGH DECEMBER 31, 2013
Operations:
Net investment income	$861,514	$173,036
Net realized gain (loss)	14,535	(158,151)
Change in unrealized appreciation (depreciation)	2,301,678	1,346,547

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,177,727	1,361,432

Distributions to shareholders from:
Net investment income	(843,131)	(171,499)
Total distributions	(843,131)	(171,499)

Capital share transactions:
Shares sold	55,107,214	24,461,673
Reinvestment of distributions	820,131	157,148
Shares redeemed	(1,582,718)	(99,345)
Total capital share transactions	54,344,627	24,519,476

TOTAL INCREASE (DECREASE) IN NET ASSETS	56,679,223	25,709,409

NET ASSETS
Beginning of period	25,709,409	—
End of period	$82,388,632	$25,709,409

CAPITAL SHARE ACTIVITY
Shares sold	3,390,227	1,615,438
Reinvestment of distributions	48,992	9,921
Shares redeemed	(96,423)	(6,440)
Total capital share activity	3,342,796	1,618,919

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Volatility Managed Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio began operations on April 30, 2013 and offers Class F shares, which are subject to Distribution Plan expenses. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds representing a broad range of asset classes (the “Underlying Funds”) and derivatives to manage overall portfolio volatility.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. There were no such transfers during the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

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The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2014, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2014, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange traded products	$78,462,702	—	—	$78,462,702
Other debt obligations	—	$3,610,486	—	3,610,486
TOTAL	$78,462,702	$3,610,486	—	$82,073,188
Other financial instruments**	$136,647	—	—	$136,647

* For a complete listing of investments, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.

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During the year, the Portfolio invested in E-Mini S&P 500 Index, MSCI EAFE Mini Index, E-Mini S&P 400 Index, and E-Mini Russell 2000 Index futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 9 contracts and $346,618 weighted average notional value.
Security Transactions and Investment Income: Security transactions, normally related to shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain, are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .42% of the Portfolio’s average daily net assets. Under the terms of the agreement, $28,710 was payable at year end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2015. The contractual expense cap is .83%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds. Under the terms of the agreement, $10,814 was receivable at year end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $6,836 was payable at year end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% annually of the average daily net assets of Class F. Under the terms of the agreement, $17,089 was payable at year end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $3,013 for the year ended December 31, 2014. Under the terms of the agreement, $350 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

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Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000 ($44,000 effective January 1, 2015). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $66,673,885 and $15,763,111, respectively.
The tax character of dividends and distributions paid during the periods ended December 31, 2014 and December 31, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$843,131	$171,499
Total	$843,131	$171,499
As of December 31, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$4,148,513
Unrealized (depreciation)	(646,122)
Net unrealized appreciation/(depreciation)	$3,502,391

Undistributed ordinary income	$32,353

Federal income tax cost of investments	$78,570,797
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, exchange traded funds and Section 1256 contracts.
Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to exchange traded funds and distribution reclasses.

Undistributed net investment income	($19,659)
Accumulated net realized gain (loss)	29,874
Paid-in capital	(10,215)
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2014.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the year ended December 31, 2014, the Portfolio considers 32.6% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	DECEMBER 31,
	2014 (z)	2013 #(z)
Net asset value, beginning	$15.88	$15.00
Income from investment operations:
Net investment income	0.26	0.21
Net realized and unrealized gain (loss)	0.63	0.78
Total from investment operations	0.89	0.99
Distributions from:
Net investment income	(0.17)	(0.11)
Net realized gain	—	—
Total distributions	(0.17)	(0.11)
Total increase (decrease) in net asset value	0.72	0.88
Net asset value, ending	$16.60	$15.88

Total return*	5.61%	6.59%
Ratios to average net assets: A, B
Net investment income	1.57%	2.12% (a)
Total expenses	0.94%	1.25% (a)
Expenses before offsets	0.83%	0.83% (a)
Net expenses	0.83%	0.83% (a)
Portfolio turnover	30%	1%
Net assets, ending (in thousands)	$82,389	$25,709

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
B Amounts do not include the activity of the Underlying Funds.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
# From April 30, 2013 inception.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 10, 2014, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreements between the Advisor and each Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and each of the Investment Subadvisory Agreements. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreements with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's

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compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of each Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one-year period ended June 30, 2014. The data also indicated that the Portfolio underperformed its Lipper index for the one-year period ended June 30, 2014. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the funds in the peer group on the Portfolio’s relative performance. The Board also considered the impact of the volatility strategy on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory in view of the Portfolio’s investment strategy.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group for the period ended June 30, 2014, and that total expenses were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid each Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor is currently reimbursing the expenses of the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also

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noted that the Advisor paid the subadvisory fee to each Subadvisor, including Ameritas Investment Partners, Inc., an affiliate of the Advisor, and is currently reimbursing the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
In evaluating the Investment Subadvisory Agreements, the disinterested Directors reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between each Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor's management style and long-term performance record; the Portfolio's performance record and each Subadvisor's performance in employing its investment strategies; each Subadvisor's current level of staffing and its overall resources; the qualifications and experience of each Subadvisor's personnel; each Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; each Subadvisor's risk management processes; each Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by each Subadvisor under the Investment Subadvisory Agreements.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-year period ended June 30, 2014, as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Subadvisor.
In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Ameritas Investment Partners, Inc. were affiliated, and the subadvisory fee under each Investment Subadvisory Agreements was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from each Subadvisor and the other factors considered. Because the Advisor would pay each Subadvisor’s subadvisory fee, the cost of services to be provided by each Subadvisor and the level of profitability to each Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreements, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreements, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) each Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and each Subadvisor maintain appropriate compliance programs; (d) each Subadvisor is likely to execute its investment strategies

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consistently over time; (e) the performance of the Portfolio is satisfactory in view of the Portfolio’s investment strategy; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisors and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreements would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 79	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 64	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 69	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	23	• Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 68	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 77	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
JOHN HENRY STREUR, JR. * AGE: 55	Director & Chair (CVS) President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since 1/1/15); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through 1/1/12); President and Director, The Managers Funds and Managers AMG Funds (through 1/1/12).	37
•
Portfolio 21 Investments, Inc. (through October 2014)
•
Managers Investment Group LLC (through 1/1/12)
•
The Managers Funds (through 1/1/12)
•
Managers AMG Funds (through 1/1/12)
•
Calvert Social Investment Foundation

WILLIAM LESTER* AGE: 57	Director & President (CVS) Director & Chair (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13	• Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank -Lincoln • Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ROBERT DOUGLAS BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 41	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014).
Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc.(2005-2010).

THOMAS A. DAILEY AGE: 50	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP
Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Acting Chief Financial Officer & Assistant Treasurer	2014	Acting Chief Financial Officer (since September 2014) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for Calvert Investment Management, Inc. since 2009.
TRACI L. GOLDT AGE: 41	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011)
HUI PING HO, CPA Age: 50	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
VISHAL KHANDUJA AGE: 36	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
AUGUSTO DIVO MACEDO, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 59	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 67	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 47	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
MICHAEL V. YUHAS JR., CPA AGE: 53	Fund Controller & Assistant Treasurer	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.
*    The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.
Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Calvert VP Volatility Managed Moderate Growth Portfolio
Annual Report December 31, 2014

4	Portfolio Management Discussion
7	Shareholder Expense Example
8	Report of Independent Registered Public Accounting Firm
9	Statement of Net Assets
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
18	Financial Highlights
19	Explanation of Financial Tables
20	Proxy Voting
20	Availability of Quarterly Portfolio Holdings
20	Basis for Board’s Approval of Investment Advisory Contracts
24	Director and Officer Information Table

CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc. and Milliman, Inc., Subadvisors
Investment Performance
For the one-year period ended December 31, 2014, Calvert VP Volatility Managed Moderate Growth Portfolio returned 6.99%, slightly underperforming its benchmark, the S&P 500 Daily Risk Control 10% Total Return Index, which returned 7.36%.
Calvert has developed a secondary composite benchmark based on a mix of market indices* that more closely reflect the Portfolio’s asset allocation strategy, as compared to the single asset class benchmark listed above, which is used to capture the impact of the volatility management strategy.
Calvert VP Volatility Managed Moderate Growth Portfolio underperformed the blended composite benchmark return of 8.23%.
Investment Climate
In 2014, equity market returns largely reflected broad macroeconomic trends. Improving economic conditions in the United States contrasted starkly with the deteriorating growth outlook for much of the rest of the world, particularly Europe. The dollar strengthened against this backdrop, and was a headwind for emerging markets. Concerns that China's economic slowdown could be headed for a "hard landing" that would negatively impact global economic growth also continued throughout the year.
U.S. stocks far outpaced international stocks in 2014, with the Russell 3000 Index, representing the total U.S. equity market, returning 12.56%, versus -4.48% for the international MSCI EAFE Index, representing the large-cap developed international equity market, and -1.82% for the MSCI Emerging Markets Index. U.S. large-cap stocks outperformed small-cap stocks; however, small-cap stocks, which are more U.S.-centric and less dependent on global growth, surged in the fourth quarter to help close this gap.
Bonds produced solid gains for the year, with the Barclays U.S. Aggregate Bond Index up 5.97%. The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index returned 3.64% as declining inflation expectations offset some of the benefit from falling yields. High-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index, returned 2.50%, while the MSCI US REIT Index posted the strongest gains for the year, up 30.38%.

AVERAGE ANNUAL TOTAL RETURN (period ended 12.31.14)

One year	6.99%
Since inception (4/30/2013)	6.56%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.55% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* The Volatility Managed Moderate Growth Composite Benchmark is an internally constructed index comprised of a blend of 47% Russell 3000 Index, 3% MSCI U.S. REIT, 13% MSCI EAFE Index, 33% Barclays U.S. Aggregate Bond Index and 4% Barclays 3 Month T-Bill Bellwether Index.

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Economic Growth in U.S. Outpaces Rest of Developed World
Macroeconomic data showed the U.S. economy regained its footing after a weather-induced, disappointing first quarter. With consumer spending picking up and consumer confidence reaching an eight-year high, due in part to lower gas prices, the U.S. economic recovery appeared to be gaining momentum. The job market continued to show signs of improvement after adding an average of 246,000 jobs per month over the course of the year, which helped push the unemployment rate down to 5.6% by year-end. Although wage growth has been taking longer to materialize than in past recoveries, decreases in labor market slack should eventually translate to wage inflation.
Geopolitical Turmoil Intensifies but Oil Moves Lower
Geopolitical turmoil dominated headlines for much of the year with ongoing conflict in the Ukraine and escalating tensions in the Middle East that spurred the U.S. and partners to confront ISIS militarily. Bucking historical trends, oil prices continued to decline despite conflict in the Middle East, Ukraine, and Russia as a combination of growing oil supply from North America and weaker global demand helped push oil prices down.
Countries and regions such as the U.S., Japan, China, and Europe which import a large portion of their energy stand to benefit from the significant decline in the price of oil, while OPEC members and other oil-producers, such as Russia, could continue to be pressured. Pockets of the U.S. economy tied to the shale boom are likely to be negatively impacted as well, but we believe this can be more than offset by the significant positive impact of cheaper input prices and lower gas prices for manufacturers and consumers.
Global Easing Continues Amid Low Inflation Backdrop
The Fed wound down its bond-buying program (QE) throughout the year and expects to begin raising rates in mid-2015; though even with a gradual tightening, monetary policy should still remain accommodative for an extended period of time. In the meantime, global easing initiatives ramped up outside of the U.S. The Bank of Japan announced a massive stimulus policy and a strong QE program is expected from the European Central Bank in early 2015 after economic conditions in the eurozone deteriorated throughout the year. The People’s Bank of China also introduced several easing measures at the end of the year, which fueled a strong rally in Chinese stocks; however, significant concerns over growth in China remain.
Portfolio Strategy
The Portfolio seeks to stabilize portfolio volatility1 around a target level of 10%, while pursuing current income and

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Exchange Traded Products	95.4%
Short-Term Investments	4.6%
Total	100%

growth potential. To achieve this objective, the Portfolio invests in a group of exchange traded funds (ETFs) diversified across multiple asset classes and utilizes a derivative-based risk-management strategy, primarily using futures contracts on various market indices.
In an effort to manage long-term volatility, the target asset allocation model is designed to reflect the specified target level of risk. Meanwhile, the risk-management strategy employs futures contracts to mitigate short-term fluctuations in volatility, with the goal of realizing a long-term risk level over a shorter time frame. The risk-management strategy combines two components--volatility management and a capital protection strategy. The Portfolio uses these two components together in an effort to reduce the negative effects of high volatility while seeking to participate in growth during up markets and defend against significant losses during major market downturns.
Market volatility remained relatively low throughout the year, despite a few temporary spikes that were associated with equity market downturns followed by sharp recoveries. In this low-volatility environment, the risk-management strategy sought to increase the Portfolio’s equity exposure in order to achieve the desired 10% level of volatility. However, it could not achieve this target due to risk controls limiting the Portfolio’s maximum equity exposure.
This risk control benefited performance because the Portfolio had significantly lower equity exposure during equity market pullbacks, particularly in January and October, compared to the S&P Risk Control Index, which does not limit equity exposure levels. However, the Portfolio’s risk-management strategy was still a detractor from overall performance because while it reduced equity exposure in response to increased volatility and market declines, as designed, it also limited the Portfolio’s participation in the abrupt market recovery that followed. Had the equity markets continued to decline, the strategy would have been well-positioned to protect against further losses, a scenario which should benefit the Portfolio over the long term.
Strong returns from the Portfolio’s fixed-income allocation and real estate investment trust (REIT) holdings also helped performance, but this was more than offset by weaker performance from international equities. Overall,

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the Portfolio’s risk-management strategy, underweight allocation to U.S. stocks, and holdings of both TIPS and high-yield bonds detracted from performance relative to the custom-blended benchmark.
Outlook
We've been positive on the U.S. economy, especially relative to Europe, since the financial crisis and increasingly so in the last two to three years. Things have been getting progressively better in the U.S. and worse in Europe. We expect this dichotomy to continue for some time because of the eurozone's inability to enact much needed structural economic reforms, although European financial markets might have a temporary rally in the first quarter when the QE measures are announced. On the other hand, GDP numbers in the U.S. have been very healthy and an above consensus GDP growth of 3.5 percent is quite realistic next year absent a repeat of the extreme weather conditions from last year and significant geo-political crises. In the U.S., extreme weather conditions erased about 1% of GDP in the first quarter of 2014. If this is a long-term trend, global markets may be in for a rude awakening.
Since the U.S. economy is relatively well insulated, we think U.S. stocks can post decent performance, but probably not as good as the past couple of years. Although U.S. equities appear fairly-valued based on historical standards, given the positive economic backdrop in the U.S. relative to the rest of the world, U.S. stocks could command a premium multiple and further multiple expansion next year is not out of the question.
Countries and regions such as the U.S., Japan, China, and Europe which import a large portion of their energy stand to benefit from the significant decline in the price of oil, while OPEC members and other oil-producers such as Russia could continue to be pressured. Pockets of the U.S. economy tied to the shale boom are likely to be negatively impacted as well, but we believe this can be more than offset by the significant positive multiplier effect from cheaper oil benefiting both consumers and manufacturers. Lower hydrocarbon-based energy prices could challenge the alternative energy industry in the near-term, but we view the transition from fossil fuels to alternative energy as inevitable, which reinforces our environmental, social, and governance (ESG) positioning with respect to the alternative energy sector.
Because of the high dollar and low energy prices, inflation in the U.S. will likely remain low with deflationary threats very real in many parts of the world. This may give the Fed pause in how soon and how high they want to raise rates, because global economic conditions can have an impact on the U.S., and it is probably unlikely that we will see robust economic growth outside the U.S. next year. As a result, the tightening path might wind up taking longer to materialize with rates staying at levels lower than consensus believes. Overall, the divergence in economic conditions should continue to support the dollar which could be another reason to favor U.S. assets.
January 2015

1.	Volatility refers to the annualized standard deviation of daily logarithmic portfolio returns.

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14 - 12/31/14
Actual	$1,000.00	$1,014.79	$4.22

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.02	$4.23

* Expenses are equal to the Portfolio’s annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratio.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Moderate Growth Portfolio:
We have audited the accompanying statement of net assets of the Calvert VP Volatility Managed Moderate Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, and the period from inception, April 30, 2013, through December 31, 2013, and the financial highlights for the year then ended, and the period from inception, April 30, 2013, through December 31, 2013. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Volatility Managed Moderate Growth Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the period from inception, April 30, 2013, through December 31, 2013, and the financial highlights for the year then ended, and the period from inception, April 30, 2013, through December 31, 2013, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2015

8 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2014

EXCHANGE TRADED PRODUCTS - 95.5%	SHARES	VALUE

Consumer Discretionary Select Sector SPDR Fund	2,100	$151,515
Consumer Staples Select Sector SPDR Fund	3,200	155,168
Financial Select Sector SPDR Fund	8,000	197,840
Health Care Select Sector SPDR Fund	2,500	170,950
Industrial Select Sector SPDR Fund	2,900	164,053
iShares Core S&P Mid-Cap ETF	5,200	752,960
iShares Core U.S. Aggregate Bond ETF	62,750	6,910,030
iShares North American Natural Resources ETF	3,500	134,120
iShares Russell 2000 ETF	12,300	1,471,941
iShares S&P 500 Growth ETF	25,300	2,823,480
iShares S&P 500 Value ETF	30,200	2,831,854
iShares S&P Mid-Cap 400 Growth ETF	2,300	367,241
iShares S&P Mid-Cap 400 Value ETF	2,700	345,141
SPDR Barclays High Yield Bond ETF	8,500	328,185
Technology Select Sector SPDR Fund	5,400	223,290
Vanguard FTSE Developed Markets ETF	110,600	4,189,528
Vanguard FTSE Emerging Markets ETF	8,900	356,178
Vanguard REIT ETF	12,800	1,036,800
Vanguard S&P 500 ETF	37,700	7,104,565
Vanguard Short-Term Corporate Bond ETF	8,600	684,818
Vanguard Total Bond Market ETF	41,700	3,434,829

Total Exchange Traded Products (Cost $32,618,805)		33,834,486

TIME DEPOSIT - 4.6%	PRINCIPAL AMOUNT
State Street Bank Time Deposit, 0.069%, 1/2/15	$1,627,342	1,627,342

Total Time Deposit (Cost $1,627,342)		1,627,342

TOTAL INVESTMENTS (Cost $34,246,147) - 100.1%		35,461,828
Other assets and liabilities, net - (0.1%)		(33,622)
NET ASSETS - 100%		$35,428,206

NET ASSETS CONSIST OF:
Paid-in capital applicable to 2,186,764 shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized		$34,125,920
Accumulated net realized gain (loss)		35,600
Net unrealized appreciation (depreciation)		1,266,686

NET ASSETS		$35,428,206

NET ASSET VALUE PER SHARE		$16.20

See notes to financial statements.

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FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
E-Mini Russell 2000 Index	3	3/15	$360,210	$12,823
E-Mini S&P 400 Index	1	3/15	144,860	3,389
E-Mini S&P 500 Index	13	3/15	1,334,060	31,983
MSCI EAFE Mini Index	6	3/15	527,370	2,810
Total Purchased				$51,005
Abbreviations: ETF: Exchange Traded Fund REIT: Real Estate Investment Trust See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income	$570,642
Interest income	932
Total investment income	571,574

Expenses:
Investment advisory fee	97,363
Transfer agency fees and expenses	7,251
Accounting fees	6,407
Directors’ fees and expenses	3,535
Administrative fees	23,181
Distribution Plan expenses	57,954
Custodian fees	16,074
Reports to shareholders	6,271
Professional fees	23,084
Miscellaneous	5,474
Total expenses	246,594
Reimbursement from Advisor	(54,187)
Net expenses	192,407

NET INVESTMENT INCOME	379,167

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	503,776
Futures	(80,938)
422,838
Change in unrealized appreciation (depreciation) on:
Investments	770,269
Futures	18,842
789,111

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,211,949

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,591,116

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2014	FROM INCEPTION APRIL 30, 2013 THROUGH DECEMBER 31, 2013
Operations:
Net investment income	$379,167	$104,903
Net realized gain (loss)	422,838	(13,707)
Change in unrealized appreciation (depreciation)	789,111	477,575

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,591,116	568,771

Distributions to shareholders from:
Net investment income	(365,942)	(104,897)
Net realized gain	(386,762)	—
Total distributions	(752,704)	(104,897)

Capital share transactions:
Shares sold	22,105,955	14,201,358
Reinvestment of distributions	705,557	88,850
Shares redeemed	(1,880,670)	(1,095,130)
Total capital share transactions	20,930,842	13,195,078

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,769,254	13,658,952

NET ASSETS
Beginning of period	13,658,952	—
End of period	$35,428,206	$13,658,952

CAPITAL SHARE ACTIVITY
Shares sold	1,376,925	948,961
Reinvestment of distributions	43,259	5,751
Shares redeemed	(116,147)	(71,985)
Total capital share activity	1,304,037	882,727

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Volatility Managed Moderate Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio began operations on April 30, 2013 and offers Class F shares, which are subject to Distribution Plan expenses. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds representing a broad range of asset classes (the “Underlying Funds”) and derivatives to manage overall portfolio volatility.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. There were no such transfers during the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

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If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2014, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2014, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange traded products	$33,834,486	—	—	$33,834,486
Other debt obligations	—	$1,627,342	—	1,627,342
TOTAL	$33,834,486	$1,627,342	—	$35,461,828

Other financial instruments**	$51,005	—	—	$51,005

* For a complete listing of investments, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against

14 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT

default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.
During the year, the Portfolio invested in E-Mini Russell 2000 Index, E-Mini S&P 400 Index, E-Mini S&P 500 Index, and MSCI EAFE Mini Index futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 4 contracts and $66,791 weighted average notional value.
Security Transactions and Investment Income: Security transactions, normally related to shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain, are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B - RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .42% of the Portfolio’s average daily net assets. Under the terms of the agreement, $12,341 was payable at year end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2015. The contractual expense cap is .83%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds. Under the terms of the agreement, $8,027 was receivable at year end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $2,938 was payable at year end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% annually of the average daily net assets of Class F. Under the terms of the agreement, $7,346 was payable at year end.

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Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $1,369 for the year ended December 31, 2014. Under the terms of the agreement, $148 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000 ($44,000 effective January 1, 2015). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C - INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $29,848,968 and $10,312,566, respectively.
The tax character of dividends and distributions paid during the periods ended December 31, 2014 and December 31, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$662,782	$104,897
Long-term capital gain	89,922	—
Total	$752,704	$104,897
As of December 31, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,408,297
Unrealized (depreciation)	(205,291)
Net unrealized appreciation/(depreciation)	$1,203,006

Undistributed ordinary income	$6,111
Undistributed long-term capital gain	$93,169

Federal income tax cost of investments	$34,258,822
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, exchange traded funds, and Section 1256 contracts.
Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to exchange traded funds and distribution reclasses.

Undistributed net investment income	($13,225)
Accumulated net realized gain (loss)	13,225
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2014.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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NOTICE TO SHAREHOLDERS (UNAUDITED)
For the year ended December 31, 2014, the Portfolio considers 16.5% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code and $89,922 of the long-term capital gain distributions paid during the year as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	DECEMBER 31,
	2014 (z)	2013 #(z)
Net asset value, beginning	$15.47	$15.00
Income from investment operations:
Net investment income	0.26	0.20
Net realized and unrealized gain (loss)	0.82	0.39
Total from investment operations	1.08	0.59
Distributions from:
Net investment income	(0.17)	(0.12)
Net realized gain	(0.18)	—
Total distributions	(0.35)	(0.12)
Total increase (decrease) in net asset value	0.73	0.47
Net asset value, ending	$16.20	$15.47

Total return*	6.99%	3.94%
Ratios to average net assets: A, B
Net investment income	1.64%	2.06% (a)
Total expenses	1.06%	1.41% (a)
Expenses before offsets	0.83%	0.83% (a)
Net expenses	0.83%	0.83% (a)
Portfolio turnover	46%	6%
Net assets, ending (in thousands)	$35,428	$13,659

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
B Amounts do not include the activity of the Underlying Funds.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
# From April 30, 2013 inception.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 10, 2014, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreements between the Advisor and each Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and each of the Investment Subadvisory Agreements. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreements with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's

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compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of each Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one-year period ended June 30, 2014. The data also indicated that the Portfolio underperformed its Lipper index for the one-year period ended June 30, 2014. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the funds in the peer group and the Portfolio’s relative performance. The Board also considered the impact of the volatility strategy on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory based on the Portfolio’s volatility strategy.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group for the period ended June 30, 2014, and that total expenses were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid each Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor is currently reimbursing a portion of the expenses of the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also

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noted that the Advisor paid the subadvisory fee to each Subadvisor, including Ameritas Investment Partners, Inc., an affiliate of the Advisor, and is currently reimbursing the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
In evaluating the Investment Subadvisory Agreements, the disinterested Directors reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between each Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor's management style and long-term performance record; the Portfolio's performance record and each Subadvisor's performance in employing its investment strategies; each Subadvisor's current level of staffing and its overall resources; the qualifications and experience of each Subadvisor's personnel; each Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; each Subadvisor's risk management processes; each Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by each Subadvisor under the Investment Subadvisory Agreements.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-year period ended June 30, 2014, as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Subadvisor.
In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Ameritas Investment Partners, Inc. were affiliated, and the subadvisory fee under each Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from each Subadvisor and the other factors considered. Because the Advisor would pay each Subadvisor’s subadvisory fee, the cost of services to be provided by each Subadvisor and the level of profitability to each Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreements, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreements, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) each Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and each Subadvisor maintain appropriate compliance programs; (d) each Subadvisor is likely to execute its investment strategies

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consistently over time; (e) the performance of the Portfolio is satisfactory based on the Portfolio’s volatility strategy; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisors and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreements would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Potfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 79	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 64	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 69	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	23	• Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 68	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 77	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
JOHN HENRY STREUR, JR. * AGE: 55	Director & Chair (CVS) President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since 1/1/15); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through 1/1/12); President and Director, The Managers Funds and Managers AMG Funds (through 1/1/12).	37
•
Portfolio 21 Investments, Inc. (through October 2014)
•
Managers Investment Group LLC (through 1/1/12)
•
The Managers Funds (through 1/1/12)
•
Managers AMG Funds (through 1/1/12)
•
Calvert Social Investment Foundation

WILLIAM LESTER* AGE: 57	Director & President (CVS) Director & Chair (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13	• Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank -Lincoln • Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ROBERT DOUGLAS BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 41	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014).
Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc.(2005-2010).

THOMAS A. DAILEY AGE: 50	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP
Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Acting Chief Financial Officer & Assistant Treasurer	2014	Acting Chief Financial Officer (since September 2014) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for Calvert Investment Management, Inc. since 2009.
TRACI L. GOLDT AGE: 41	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011)
HUI PING HO, CPA Age: 50	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
VISHAL KHANDUJA AGE: 36	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
AUGUSTO DIVO MACEDO, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 59	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 67	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 47	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
MICHAEL V. YUHAS JR., CPA AGE: 53	Fund Controller & Assistant Treasurer	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.
*    The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.
Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Calvert VP Volatility Managed Moderate Portfolio
Annual Report December 31, 2014

4	Portfolio Management Discussion
7	Shareholder Expense Example
8	Report of Independent Registered Public Accounting Firm
9	Statement of Net Assets
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
17	Financial Highlights
18	Explanation of Financial Tables
19	Proxy Voting
19	Availability of Quarterly Portfolio Holdings
19	Basis for Board’s Approval of Investment Advisory Contracts
23	Director and Officer Information Table

CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc. and Milliman, Inc., Subadvisors
Investment Performance
For the one-year period ended December 31, 2014, Calvert VP Volatility Managed Moderate Portfolio returned 7.25%, outperforming its benchmark, the S&P 500 Daily Risk Control 7.5% Total Return Index, which returned 5.79%.
Calvert has developed a secondary composite benchmark based on a mix of market indices* that more closely reflect the Portfolio’s asset allocation strategy, as compared to the single asset class benchmark listed above, which is used to capture the impact of the volatility management strategy.
Calvert VP Volatility Managed Moderate Portfolio slightly underperformed the blended composite benchmark return of 7.61%.
Investment Climate
In 2014, equity market returns largely reflected broad macroeconomic trends. Improving economic conditions in the United States contrasted starkly with the deteriorating growth outlook for much of the rest of the world, particularly Europe. The dollar strengthened against this backdrop, and was a headwind for emerging markets. Concerns that China's economic slowdown could be headed for a "hard landing" that would negatively impact global economic growth also continued throughout the year.
U.S. stocks far outpaced international stocks in 2014, with the Russell 3000 Index, representing the total U.S. equity market, returning 12.56%, versus -4.48% for the international MSCI EAFE Index, representing the large-cap developed international equity market, and -1.82% for the MSCI Emerging Markets Index. U.S. large-cap stocks outperformed small-cap stocks; however, small-cap stocks, which are more U.S. centric and less dependent on global growth, surged in the fourth quarter to help close this gap.
Bonds produced solid gains for the year, with the Barclays U.S. Aggregate Bond Index up 5.97%. The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index returned 3.64% as declining inflation expectations offset some of the benefit from falling yields. High-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index, returned 2.50%, while the MSCI US REIT Index posted the strongest gains for the year, up 30.38%.

AVERAGE ANNUAL TOTAL RETURN (period ended 12.31.14)

One year	7.25%
Since inception (4/30/2013)	5.50%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.73% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* The Volatility Managed Moderate Composite Benchmark is an internally constructed index comprised of a blend of 36% Russell 3000 Index, 2% MSCI U.S. REIT, 10% MSCI EAFE Index, 48% Barclays U.S. Aggregate Bond Index and 4% Barclays 3 Month T-Bill Bellwether Index.

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Economic Growth in U.S. Outpaces Rest of Developed World
Macroeconomic data showed the U.S. economy regained its footing after a weather-induced, disappointing first quarter. With consumer spending picking up and consumer confidence reaching an eight-year high, due in part to lower gas prices, the U.S. economic recovery appeared to be gaining momentum. The job market continued to show signs of improvement after adding an average of 246,000 jobs per month over the course of the year, which helped push the unemployment rate down to 5.6% by year-end. Although wage growth has been taking longer to materialize than in past recoveries, decreases in labor market slack should eventually translate to wage inflation.
Geopolitical Turmoil Intensifies but Oil Moves Lower
Geopolitical turmoil dominated headlines for much of the year with ongoing conflict in the Ukraine and escalating tensions in the Middle East that spurred the U.S. and partners to confront ISIS militarily. Bucking historical trends, oil prices continued to decline despite conflict in the Middle East, Ukraine, and Russia as a combination of growing oil supply from North America and weaker global demand helped push oil prices down.
Countries and regions such as the U.S., Japan, China, and Europe which import a large portion of their energy stand to benefit from the significant decline in the price of oil, while OPEC members and other oil-producers, such as Russia, could continue to be pressured. Pockets of the U.S. economy tied to the shale boom are likely to be negatively impacted as well, but we believe this can be more than offset by the significant positive multiplier effect from cheaper input prices and cheaper gas prices benefiting manufacturers and consumers.
Global Easing Continues Amid Low Inflation Backdrop
The Fed wound down its bond-buying program (QE) throughout the year and expects to begin raising rates in mid-2015; though even with a gradual tightening, monetary policy should still remain accommodative for an extended period of time. In the meantime, global easing initiatives ramped up outside of the U.S. The Bank of Japan announced a massive stimulus policy and a strong QE program is expected from the European Central Bank in early 2015 after economic conditions in the eurozone deteriorated throughout the year. The People’s Bank of China also introduced several easing measures at the end of the year, which fueled a strong rally in Chinese stocks; however, significant concerns over growth in China remain.

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Exchange Traded Products	94.7%
Short-Term Investments	5.3%
Total	100%

Portfolio Strategy
The Portfolio seeks to stabilize portfolio volatility1 around a target level of 8.0% while pursuing current income and modest growth potential, consistent with the preservation of capital. To achieve this objective, the Portfolio invests in a group of exchange traded funds (ETFs) diversified across multiple asset classes and utilizes a derivative-based risk-management strategy, primarily using futures contracts on various market indices.
In an effort to manage long-term volatility, the target asset allocation model is designed to reflect the specified target level of risk. Meanwhile, the risk-management strategy employs futures contracts to mitigate short-term fluctuations in volatility, with the goal of realizing a long-term risk level over a shorter time frame. The risk-management strategy combines two components–volatility management and a capital protection strategy. The Portfolio uses these two components together in an effort to reduce the negative effects of high volatility while seeking to participate in growth during up markets and defend against significant losses during major market downturns.
Market volatility remained relatively low throughout the year, despite a few temporary spikes that were associated with equity market downturns followed by sharp recoveries. In this low-volatility environment, the risk-management strategy sought to increase the Portfolio’s equity exposure to achieve the desired 8% level of volatility. However, it could not achieve this due to risk controls limiting the Portfolio’s maximum equity exposure. This risk control benefited performance because the Portfolio had significantly lower equity exposure during equity market pullbacks, particularly in January and October, compared to the S&P 500 Risk Control Index, which does not limit equity exposure levels.
Strong returns from the Portfolio’s fixed-income allocation and real estate investment trust (REIT) holdings also benefited performance and more than offset the weaker performance of international equities. The Portfolio’s underweight allocation to U.S. stocks and holdings of both TIPS and high-yield bonds detracted from performance relative to the custom blended benchmark.

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Outlook
We've been positive on the U.S. economy, especially relative to Europe, since the financial crisis and increasingly so in the last two to three years. Things have been getting progressively better in the U.S. and worse in Europe. We expect this dichotomy to continue for some time because of the eurozone's inability to enact much needed structural economic reforms, although European financial markets might have a temporary rally in the first quarter when the QE measures are announced. On the other hand, GDP numbers in the U.S. have been very healthy and an above consensus GDP growth of 3.5 percent is quite realistic next year absent a repeat of the extreme weather conditions from last year and significant geo-political crises. In the U.S., extreme weather conditions erased about 1% of GDP in the first quarter of 2014. If this is a long-term trend, global markets may be in for a rude awakening.
Since the U.S. economy is relatively well insulated, we think U.S. stocks can post decent performance, but probably not as good as the past couple of years. Although U.S. equities appear fairly-valued based on historical standards, given the positive economic backdrop in the U.S. relative to the rest of the world, U.S. stocks could command a premium multiple and further multiple expansion next year is not out of the question.
Countries and regions such as the U.S., Japan, China, and Europe which import a large portion of their energy stand to benefit from the significant decline in the price of oil, while OPEC members and other oil-producers such as Russia could continue to be pressured. Pockets of the U.S. economy tied to the shale boom are likely to be negatively impacted as well, but we believe this can be more than offset by the significant positive multiplier effect from cheaper oil benefiting both consumers and manufacturers. Lower hydrocarbon-based energy prices could challenge the alternative energy industry in the near-term, but we view the transition from fossil fuels to alternative energy as inevitable, which reinforces our environmental, social, and governance (ESG) positioning with respect to the alternative energy sector.
Because of the high dollar and low energy prices, inflation in the U.S. will likely remain low with deflationary threats very real in many parts of the world. This may give the Fed pause in how soon and how high they want to raise rates, because global economic conditions can have an impact on the U.S., and it is probably unlikely that we will see robust economic growth outside the U.S. next year.

As a result, the tightening path might wind up taking longer to materialize with rates staying at levels lower than consensus believes. Overall, the divergence in economic conditions should continue to support the dollar which could be another reason to favor U.S. assets.
January 2015

1.	Volatility refers to the annualized standard deviation of daily logarithmic portfolio returns.

6 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14 - 12/31/14
Actual	$1,000.00	$1,016.19	$4.22

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.02	$4.23

* Expenses are equal to the Portfolio’s annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratio.

www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT (UNAUDITED) 7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Moderate Portfolio:
We have audited the accompanying statement of net assets of the Calvert VP Volatility Managed Moderate Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, and the period from inception, April 30, 2013, through December 31, 2013, and the financial highlights for the year then ended, and the period from inception, April 30, 2013, through December 31, 2013. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Volatility Managed Moderate Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the period from inception, April 30, 2013, through December 31, 2013, and the financial highlights for the year then ended, and the period from inception, April 30, 2013, through December 31, 2013, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2015

8 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2014

EXCHANGE TRADED PRODUCTS - 95.9%	SHARES	VALUE

Consumer Discretionary Select Sector SPDR Fund	5,700	$411,255
Consumer Staples Select Sector SPDR Fund	8,600	417,014
Financial Select Sector SPDR Fund	21,900	541,587
Health Care Select Sector SPDR Fund	6,400	437,632
Industrial Select Sector SPDR Fund	8,100	458,217
iShares Core S&P Mid-Cap ETF	7,600	1,100,480
iShares Core U.S. Aggregate Bond ETF	197,800	21,781,736
iShares North American Natural Resources ETF	10,000	383,200
iShares Russell 2000 ETF	25,300	3,027,651
iShares S&P 500 Growth ETF	44,700	4,988,520
iShares S&P 500 Value ETF	53,300	4,997,941
iShares S&P Mid-Cap 400 Growth ETF	6,400	1,021,888
iShares S&P Mid-Cap 400 Value ETF	8,100	1,035,423
SPDR Barclays High Yield Bond ETF	49,200	1,899,612
Technology Select Sector SPDR Fund	14,900	616,115
Vanguard FTSE Developed Markets ETF	235,500	8,920,740
Vanguard FTSE Emerging Markets ETF	25,400	1,016,508
Vanguard REIT ETF	24,000	1,944,000
Vanguard S&P 500 ETF	89,600	16,885,120
Vanguard Short-Term Corporate Bond ETF	24,700	1,966,861
Vanguard Total Bond Market ETF	264,600	21,795,102

Total Exchange Traded Products (Cost $94,426,406)		95,646,602

TIME DEPOSIT - 5.3%	PRINCIPAL AMOUNT
State Street Bank Time Deposit, 0.069%, 1/2/15	$5,329,116	5,329,116

Total Time Deposit (Cost $5,329,116)		5,329,116

TOTAL INVESTMENTS (Cost $99,755,522) - 101.2%		100,975,718
Other assets and liabilities, net - (1.2%)		(1,210,385)
NET ASSETS - 100%		$99,765,333

NET ASSETS CONSIST OF:
Paid-in capital applicable to 6,230,632 shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized		$98,259,183
Undistributed net investment income		1,654
Accumulated net realized gain (loss)		105,736
Net unrealized appreciation (depreciation)		1,398,760

NET ASSETS		$99,765,333

NET ASSET VALUE PER SHARE		$16.01

See notes to financial statements.

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FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
E-Mini Russell 2000 Index	8	3/15	$960,560	$34,194
E-Mini S&P 400 Index	4	3/15	579,440	13,557
E-Mini S&P 500 Index	38	3/15	3,899,560	117,866
MSCI EAFE Mini Index	16	3/15	1,406,320	12,947
Total Purchased				$178,564

Abbreviations:
ETF: Exchange Traded Fund
REIT: Real Estate Investment Trust
See notes to financial statements.

10 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income	$1,514,597
Interest income	2,587
Total investment income	1,517,184

Expenses:
Investment advisory fee	241,910
Transfer agency fees and expenses	9,483
Accounting fees	16,858
Directors’ fees and expenses	9,161
Administrative fees	57,598
Distribution Plan expenses	143,994
Custodian fees	20,717
Reports to shareholders	8,672
Professional fees	23,443
Miscellaneous	6,566
Total expenses	538,402
Reimbursement from Advisor	(60,341)
Net expenses	478,061

NET INVESTMENT INCOME	1,039,123

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	596,990
Futures	79,702
676,692
Change in unrealized appreciation (depreciation) on:
Investments	1,066,851
Futures	156,858
1,223,709

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,900,401

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,939,524

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2014	FROM INCEPTION APRIL 30, 2013 THROUGH DECEMBER 31, 2013
Operations:
Net investment income	$1,039,123	$72,648
Net realized gain (loss)	676,692	(12,261)
Change in unrealized appreciation (depreciation)	1,223,709	175,051

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,939,524	235,438

Distributions to shareholders from:
Net investment income	(986,377)	(72,643)
Net realized gain	(609,792)	—
Total distributions	(1,596,169)	(72,643)

Capital share transactions:
Shares sold	92,545,266	8,997,652
Reinvestment of distributions	1,561,442	55,980
Shares redeemed	(4,848,684)	(52,473)
Total capital share transactions	89,258,024	9,001,159

TOTAL INCREASE (DECREASE) IN NET ASSETS	90,601,379	9,163,954

NET ASSETS
Beginning of period	9,163,954	—
End of period (including undistributed net investment income
of $1,654 and $0, respectively)	$99,765,333	$9,163,954

CAPITAL SHARE ACTIVITY
Shares sold	5,832,817	603,948
Reinvestment of distributions	97,044	3,695
Shares redeemed	(303,338)	(3,534)
Total capital share activity	5,626,523	604,109

See notes to financial statements.

12 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Volatility Managed Moderate Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio began operations on April 30, 2013 and offers Class F shares, which are subject to Distribution Plan expenses. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds representing a broad range of asset classes (the “Underlying Funds”) and derivatives to manage overall portfolio volatility.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. There were no such transfers during the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

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The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2014, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2014, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange traded products	$95,646,602	—	—	$95,646,602
Other debt obligations	—	$5,329,116	—	5,329,116
TOTAL	$95,646,602	$5,329,116	—	$100,975,718
Other financial instruments**	$178,564	—	—	$178,564

* For a complete listing of investments, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at year end are presented in the Statement of Net Assets.

14 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT

During the year, the Portfolio invested in E-Mini S&P 500 Index, MSCI EAFE Mini Index, E-Mini S&P 400 Index, and E-Mini Russell 2000 Index futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 15 contracts and $410,753 weighted average notional value.
Security Transactions and Investment Income: Security transactions, normally related to shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain, are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .42% of the Portfolio’s average daily net assets. Under the terms of the agreement, $35,334 was payable year end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2015. The contractual expense cap is .83%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds. Under the terms of the agreement, $18,870 was receivable at year end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the average daily net assets of the Portfolio. Under the terms of the agreement, $8,413 was payable at year end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% annually of the average daily net assets of Class F. Under the terms of the agreement, $21,032 was payable at year end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $2,160 for the year ended December 31, 2014. Under the terms of agreement, $367 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

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Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000 ($44,000 effective January 1, 2015). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $105,064,000 and $19,634,448, respectively.
The tax character of dividends and distributions paid during the periods ended December 31, 2014 and December 31, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$1,288,365	$72,643
Long-term capital gain	307,804	—
Total	$1,596,169	$72,643
As of December 31, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$2,202,763
Unrealized (depreciation)	(996,351)
Net unrealized appreciation/(depreciation)	$1,206,412

Undistributed ordinary income	$210,866
Undistributed long-term capital gain	$88,872

Federal income tax cost of investments	$99,769,306
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, exchange traded funds, and Section 1256 contracts.
Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to exchange traded funds.

Undistributed net investment income	($51,092)
Accumulated net realized gain (loss)	51,092
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2014.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the year ended December 31, 2014, the Portfolio considers 13% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code and $307,804 of the long-term capital gain distributions paid during the year as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

16 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	DECEMBER 31,
	2014 (z)	2013 #(z)
Net asset value, beginning	$15.17	$15.00
Income from investment operations:
Net investment income	0.29	0.21
Net realized and unrealized gain (loss)	0.81	0.08
Total from investment operations	1.10	0.29
Distributions from:
Net investment income	(0.16)	(0.12)
Net realized gain	(0.10)	—
Total distributions	(0.26)	(0.12)
Total increase (decrease) in net asset value	0.84	0.17
Net asset value, ending	$16.01	$15.17

Total return*	7.25%	1.97%
Ratios to average net assets: A, B
Net investment income	1.80%	2.10% (a
Total expenses	0.93%	1.60% (a
Expenses before offsets	0.83%	0.83% (a
Net expenses	0.83%	0.83% (a
Portfolio turnover	36%	3%
Net assets, ending (in thousands)	$99,765	$9,164

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
B Amounts do not include the activity of the Underlying Funds.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
# From April 30, 2013 inception.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 10, 2014, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreements between the Advisor and each Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and each of the Investment Subadvisory Agreements. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreements with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's

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compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of each Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one-year period ended June 30, 2014. The data also indicated that the Portfolio underperformed its Lipper index for the one-year period ended June 30, 2014. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the funds in the peer group on the Portfolio’s relative performance. The Board also considered the impact of the volatility strategy on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory in view of the Portfolio’s investment strategy.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group for the period ended June 30, 2014, and that total expenses were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid each Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor is currently reimbursing the expenses of the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also

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noted that the Advisor paid the subadvisory fee to each Subadvisor, including Ameritas Investment Partners, Inc., an affiliate of the Advisor, and is currently reimbursing the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
In evaluating the Investment Subadvisory Agreements, the disinterested Directors reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between each Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor's management style and long-term performance record; the Portfolio's performance record and each Subadvisor's performance in employing its investment strategies; each Subadvisor's current level of staffing and its overall resources; the qualifications and experience of each Subadvisor's personnel; each Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; each Subadvisor's risk management processes; each Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by each Subadvisor under the Investment Subadvisory Agreements.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-year period ended June 30, 2014, as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Subadvisor.
In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Ameritas Investment Partners, Inc. were affiliated, and the subadvisory fee under each Investment Subadvisory Agreements was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from each Subadvisor and the other factors considered. Because the Advisor would pay each Subadvisor’s subadvisory fee, the cost of services to be provided by each Subadvisor and the level of profitability to each Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreements, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreements, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) each Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and each Subadvisor maintain appropriate compliance programs; (d) each Subadvisor is likely to execute its investment strategies

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consistently over time; (e) the Portfolio’s performance was satisfactory in view of the Portfolio’s investment strategy; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisors and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreements would be in the best interests of the Portfolio and its shareholder.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 79	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 64	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 69	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	23	• Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 68	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 77	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
JOHN HENRY STREUR, JR. * AGE: 55	Director & Chair (CVS) President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since 1/1/15); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through 1/1/12); President and Director, The Managers Funds and Managers AMG Funds (through 1/1/12).	37
•
Portfolio 21 Investments, Inc. (through October 2014)
•
Managers Investment Group LLC (through 1/1/12)
•
The Managers Funds (through 1/1/12)
•
Managers AMG Funds (through 1/1/12)
•
Calvert Social Investment Foundation

WILLIAM LESTER* AGE: 57	Director & President (CVS) Director & Chair (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13	• Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank -Lincoln • Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ROBERT DOUGLAS BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 41	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014).
Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc.(2005-2010).

THOMAS A. DAILEY AGE: 50	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP
Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Acting Chief Financial Officer & Assistant Treasurer	2014	Acting Chief Financial Officer (since September 2014) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for Calvert Investment Management, Inc. since 2009.
TRACI L. GOLDT AGE: 41	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011)
HUI PING HO, CPA Age: 50	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
VISHAL KHANDUJA AGE: 36	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
AUGUSTO DIVO MACEDO, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 59	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 67	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 47	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
MICHAEL V. YUHAS JR., CPA AGE: 53	Fund Controller & Assistant Treasurer	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.
*    The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.
Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Calvert VP Investment Grade Bond Index Portfolio
Annual Report December 31, 2014

4	Portfolio Management Discussion
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
17	Statement of Operations
18	Statements of Changes in Net Assets
19	Notes to Financial Statements
25	Financial Highlights
26	Explanation of Financial Tables
27	Proxy Voting
27	Availability of Quarterly Portfolio Holdings
27	Basis for Board’s Approval of Investment Advisory Contracts
31	Director and Officer Information Table

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor
Investment Performance
For the year ended December 31, 2014, the Calvert VP Investment Grade Bond Index Portfolio returned 5.93% compared with 5.97% for the Barclays U.S. Aggregate Bond Index. The slight underperformance was largely due to fees and operating expenses, which the Index does not incur.
Investment Climate
The fixed-income markets defied widely held expectations that interest rates would rise in 2014. The 10-year Treasury note reached its high on the first day of the year and subsequently declined 86 basis points,1 as risks to global growth, increased geopolitical tensions, and more recently, lower oil prices kept investors more risk-averse. The Treasury yield-curve2 flattened over the course of the year, supporting stronger returns in longer-duration securities. While the credit market faced greater volatility in the second half of the year, spreads overall widened less than 20 basis points.
Portfolio Strategy
The Portfolio employs a passive management approach in an effort to mirror, as closely as possible, the performance of the Barclays U.S. Aggregate Bond Index. However, with more than 9,000 securities in the Index, full replication is not feasible.
Therefore, we utilize a stratified sampling strategy to create a Portfolio of securities with similar characteristics to the Index, including duration, sector allocation, and quality. Stratified sampling requires the portfolio manager to select securities in each sector to represent sectors in the index. Since the Barclays U.S. Aggregate Index is not an actual mutual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses.
Corporate bonds were the top performers within the Index, returning 7.46%, led by longer-duration and higher-coupon issues. Securitized bonds, which are primarily mortgage-backed securities, returned 5.88% for the year, while Treasury securities gained 5.05% within the Index.
Outlook
The outlook for 2015 is for continued economic growth in the United States, with low inflation and tighter labor markets. Lower fuel and oil prices should aid low inflation, giving a substantial boost to real income that will, in turn, support consumer spending.

AVERAGE ANNUAL TOTAL RETURN (period ended 12.31.14)

One year	5.93%
Five year	4.27%
Ten year	4.50%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.50%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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It is widely anticipated the Federal Reserve will start hiking interest rates mid-year. Despite this, we believe the Treasury yield curve may continue to flatten, as higher rates are likely to be offset by low inflation expectations. We expect that higher yields overall, coupled with solid corporate fundamentals, could drive investor demand for corporate bonds higher in 2015. Given this, corporate bonds are expected to outperform relative to other sectors within the Barclays U.S. Aggregate Bond Index. Securitized bonds are expected to underperform relative to other Index sectors due to their negative convexity.
January 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Asset Backed Securities	0.6%
Basic Materials	1.9%
Communications	2.4%
Consumer, Cyclical	1.4%
Consumer, Non-cyclical	3.2%
Energy	2.6%
Financials	8.5%
Government	42.5%
Industrials	3.5%
Mortgage Securities	31.2%
Short-Term Investments	0.3%
Technology	1.3%
Utilities	0.6%
Total	100%

1. A basis point is 0.01 percentage points.

2. The yield curve refers to the difference between short, intermediate, and long-term interest rates at any point in time.
3. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14 - 12/31/14
Actual	$1,000.00	$1,018.87	$2.61

Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.62	$2.61

* Expenses are equal to the Fund’s annualized expense ratio of 0.51%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Investment Grade Bond Index Portfolio:
We have audited the accompanying statement of net assets of the Calvert VP Investment Grade Bond Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Investment Grade Bond Index Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2015

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS
DECEMBER 31, 2014

ASSET-BACKED SECURITIES - 0.6%	PRINCIPAL AMOUNT	VALUE

American Credit Acceptance Receivables Trust, 2.84%, 5/15/19 (e)	$90,000	$90,789
Avis Budget Rental Car Funding AESOP LLC, 2.50%, 2/20/21 (e)	150,000	149,992
Citibank Credit Card Issuance Trust, 1.02%, 2/22/19	75,000	74,712
MVW Owner Trust, 2.15%, 4/22/30 (e)	65,212	65,220
Santander Drive Auto Receivables Trust, 1.94%, 3/15/18	75,000	75,512
Synchrony Credit Card Master Note Trust, 1.36%, 8/17/20	200,000	198,789
World Financial Network Credit Card Master Trust, 3.14%, 1/17/23	250,000	259,908
World Omni Auto Receivables Trust, 0.87%, 7/15/19	300,000	299,030

Total Asset-Backed Securities (Cost $1,214,297)		1,213,952

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.0%
Banc of America Commercial Mortgage Trust, 5.612%, 4/10/49 (r)	550,000	588,486
Citigroup Commercial Mortgage Trust:
4.131%, 11/10/46	422,000	458,091
3.855%, 5/10/47	645,000	684,530
DBUBS Mortgage Trust:
3.386%, 7/10/44 (e)	404,134	415,423
3.742%, 11/10/46 (e)	847,690	868,433
Morgan Stanley Capital I Trust, 3.476%, 6/15/44 (e)	500,000	515,113
UBS-Barclays Commercial Mortgage Trust, 2.85%, 12/10/45	625,000	622,740

Total Commercial Mortgage-Backed Securities (Cost $3,996,904)		4,152,816

CORPORATE BONDS - 25.3%
21st Century Fox America, Inc., 5.40%, 10/1/43	100,000	119,054
AbbVie, Inc., 2.90%, 11/6/22	200,000	196,905
Alcoa, Inc., 5.72%, 2/23/19	149,000	163,381
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	96,336	—
Amazon.com, Inc., 2.50%, 11/29/22	200,000	189,303
America Movil SAB de CV, 2.375%, 9/8/16	100,000	101,372
American International Group, Inc., 4.875%, 6/1/22	250,000	280,836
Amgen, Inc., 4.10%, 6/15/21	700,000	751,254
Anheuser-Busch InBev Finance, Inc.:
2.625%, 1/17/23	100,000	97,070
4.00%, 1/17/43	100,000	99,239
4.625%, 2/1/44	1,000,000	1,087,672
Anthem, Inc., 3.70%, 8/15/21	800,000	836,267
Apple, Inc., 3.85%, 5/4/43	1,100,000	1,100,795
AT&T, Inc.:
2.95%, 5/15/16	100,000	102,525
3.90%, 3/11/24	200,000	205,533
Australia & New Zealand Banking Group Ltd., 4.875%, 1/12/21 (e)	800,000	901,613
Bank of America Corp.:
5.25%, 12/1/15	200,000	207,188
5.65%, 5/1/18	250,000	277,743
4.125%, 1/22/24	300,000	315,046

8 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

CORPORATE BONDS - CONT'D	PRINCIPAL AMOUNT	VALUE

Bank of America NA, 5.30%, 3/15/17	$650,000	$698,207
Bank of New York Mellon Corp.:
2.40%, 1/17/17	1,050,000	1,075,475
1.30%, 1/25/18	850,000	842,017
Barrick North America Finance LLC, 5.75%, 5/1/43	100,000	99,223
Berkshire Hathaway Finance Corp.:
2.90%, 10/15/20	500,000	512,691
3.00%, 5/15/22	200,000	203,121
4.30%, 5/15/43	1,000,000	1,060,128
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	540,000	609,517
BorgWarner, Inc., 5.75%, 11/1/16	500,000	537,604
Boston Properties LP, 3.85%, 2/1/23	100,000	103,808
BP Capital Markets plc, 2.50%, 11/6/22	500,000	465,864
CA, Inc., 5.375%, 12/1/19	200,000	221,357
Capital One Bank, 3.375%, 2/15/23	200,000	198,888
Chevron Corp., 3.191%, 6/24/23	100,000	101,867
Cigna Corp., 4.00%, 2/15/22	400,000	421,488
Cintas Corp. No. 2, 3.25%, 6/1/22	350,000	356,188
Citigroup, Inc.:
1.75%, 5/1/18	450,000	444,735
6.125%, 5/15/18	200,000	226,335
2.50%, 9/26/18	500,000	505,842
5.50%, 9/13/25	80,000	88,520
CNOOC Curtis Funding No. 1 Pty. Ltd., 4.50%, 10/3/23 (e)	100,000	105,118
Colonial Pipeline Co., 6.58%, 8/28/32 (e)	100,000	132,526
Comcast Corp., 3.125%, 7/15/22	100,000	101,620
Connecticut Light & Power Co., 5.65%, 5/1/18	200,000	224,469
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	300,000	329,768
Cummins, Inc., 4.875%, 10/1/43	100,000	116,300
CVS Pass-Through Trust, 6.036%, 12/10/28	100,620	117,333
DDR Corp., 4.75%, 4/15/18	300,000	320,459
Deere & Co., 6.55%, 10/1/28	250,000	326,998
DIRECTV Holdings LLC, 5.20%, 3/15/20	200,000	221,150
Discover Financial Services, 3.85%, 11/21/22	200,000	203,480
Discovery Communications LLC, 5.05%, 6/1/20	200,000	219,725
Dow Chemical Co., 4.375%, 11/15/42	100,000	96,855
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	75,000	76,316
Ecolab, Inc., 4.35%, 12/8/21	150,000	163,438
Emerson Electric Co., 4.75%, 10/15/15	200,000	206,557
Enbridge Energy Partners LP, 5.20%, 3/15/20	300,000	326,887
Energizer Holdings, Inc., 4.70%, 5/19/21	900,000	933,853
Energy Transfer Partners LP, 4.65%, 6/1/21	1,000,000	1,045,337
Ensco plc, 4.70%, 3/15/21	700,000	703,172
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	400,000	438,750
Equifax, Inc., 3.30%, 12/15/22	450,000	444,912
ERP Operating LP, 4.625%, 12/15/21	100,000	109,401
Excalibur One 77B LLC, 1.492%, 1/1/25	38,370	36,460
Ford Motor Credit Co. LLC:
4.207%, 4/15/16	200,000	207,009
4.25%, 2/3/17	100,000	105,007
5.875%, 8/2/21	200,000	231,558

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 9

CORPORATE BONDS - CONT'D	PRINCIPAL AMOUNT	VALUE

Freeport-McMoRan, Inc.:
3.10%, 3/15/20	$100,000	$97,273
5.45%, 3/15/43	50,000	47,279
GATX Corp., 4.85%, 6/1/21	900,000	996,654
General Electric Capital Corp., 4.625%, 1/7/21	100,000	111,459
General Electric Capital Corp. / LJ VP Holdings LLC, 3.80%, 6/18/19 (e)	400,000	424,957
General Electric Co., 4.50%, 3/11/44	100,000	109,922
Genworth Holdings, Inc., 4.80%, 2/15/24	100,000	81,063
Gilead Sciences, Inc., 3.70%, 4/1/24	100,000	104,883
Glencore Finance Canada Ltd., 3.60%, 1/15/17 (e)	125,000	128,897
Goldman Sachs Group, Inc.:
5.35%, 1/15/16	200,000	208,704
2.375%, 1/22/18	200,000	202,020
2.625%, 1/31/19	200,000	201,221
5.375%, 3/15/20	150,000	168,105
4.00%, 3/3/24	500,000	519,074
Health Care REIT, Inc., 5.25%, 1/15/22	800,000	888,946
Hershey Co., 1.50%, 11/1/16	50,000	50,587
International Business Machines Corp.:
2.90%, 11/1/21	100,000	102,785
3.625%, 2/12/24	100,000	104,183
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	27,324	27
John Deere Capital Corp., 1.20%, 10/10/17	250,000	248,576
JPMorgan Chase & Co.:
2.35%, 1/28/19	300,000	301,957
4.50%, 1/24/22	400,000	436,701
3.375%, 5/1/23	700,000	692,520
Kennametal, Inc., 2.65%, 11/1/19	950,000	939,948
Kern River Funding Corp., 6.676%, 7/31/16 (e)	22,922	24,359
Kimco Realty Corp., 4.30%, 2/1/18	300,000	321,194
Kraft Foods Group, Inc., 3.50%, 6/6/22	100,000	102,471
Kroger Co., 3.85%, 8/1/23	100,000	103,688
L-3 Communications Corp.:
5.20%, 10/15/19	400,000	439,326
4.75%, 7/15/20	800,000	859,143
Laboratory Corp. of America Holdings, 4.00%, 11/1/23	100,000	102,564
Liberty Property LP, 3.375%, 6/15/23	350,000	341,220
Life Technologies Corp., 6.00%, 3/1/20	100,000	114,246
Lowe's Co.'s, Inc., 3.875%, 9/15/23	100,000	106,992
LYB International Finance BV, 5.25%, 7/15/43	100,000	108,665
LyondellBasell Industries NV, 6.00%, 11/15/21	100,000	115,096
McCormick & Company, Inc., 3.90%, 7/15/21	500,000	538,807
MetLife, Inc., 4.875%, 11/13/43	100,000	112,935
Molson Coors Brewing Co., 5.00%, 5/1/42	100,000	108,547
Morgan Stanley:
2.125%, 4/25/18	300,000	300,174
4.10%, 5/22/23	500,000	506,219
5.00%, 11/24/25	150,000	160,067
NBCUniversal Media LLC:
2.875%, 1/15/23	100,000	99,901
4.45%, 1/15/43	200,000	211,923
NetApp, Inc., 3.25%, 12/15/22	100,000	98,628

10 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

CORPORATE BONDS - CONT'D	PRINCIPAL AMOUNT	VALUE

Northrop Grumman Corp., 3.25%, 8/1/23	$150,000	$151,130
NYSE Euronext, 2.00%, 10/5/17	450,000	453,835
Omnicom Group, Inc., 4.45%, 8/15/20	500,000	537,810
Oracle Corp.:
5.75%, 4/15/18	250,000	282,616
2.375%, 1/15/19	900,000	915,574
PacifiCorp, 4.10%, 2/1/42	100,000	105,504
Pearson Funding Two plc, 4.00%, 5/17/16 (e)	250,000	259,861
PepsiCo, Inc., 2.75%, 3/5/22	100,000	99,844
Petroleos Mexicanos, 6.375%, 1/23/45	1,000,000	1,132,500
Pfizer, Inc., 4.40%, 5/15/44	1,000,000	1,087,732
Pioneer Natural Resources Co., 5.875%, 7/15/16	250,000	265,520
PNC Bank NA, 2.70%, 11/1/22	850,000	814,011
ProLogis LP, 6.875%, 3/15/20	37,000	43,460
Public Service Electric & Gas Co., 3.95%, 5/1/42	1,000,000	1,034,738
Regions Bank, 7.50%, 5/15/18	100,000	116,090
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	200,000	196,011
Rio Tinto Finance USA Ltd.:
2.25%, 9/20/16	400,000	407,358
3.75%, 9/20/21	400,000	411,120
Rio Tinto Finance USA plc, 3.50%, 3/22/22	150,000	149,958
Sanofi SA, 1.25%, 4/10/18	100,000	99,046
Shell International Finance BV:
2.25%, 1/6/23	200,000	191,209
4.55%, 8/12/43	100,000	109,397
Stanley Black & Decker, Inc., 2.90%, 11/1/22	650,000	640,847
Teck Resources Ltd., 4.75%, 1/15/22	500,000	487,355
Telefonica Emisiones SAU, 3.992%, 2/16/16	100,000	102,849
Texas Eastern Transmission LP, 2.80%, 10/15/22 (e)	400,000	379,137
The Hartford Financial Services Group, Inc., 5.125%, 4/15/22	100,000	112,409
The Mosaic Co., 5.625%, 11/15/43	400,000	458,406
The Valspar Corp., 4.20%, 1/15/22	300,000	321,098
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	500,000	516,336
Time Warner, Inc.:
4.875%, 3/15/20	100,000	110,033
4.00%, 1/15/22	290,000	303,118
5.375%, 10/15/41	100,000	112,931
4.90%, 6/15/42	200,000	210,723
Toronto-Dominion Bank, 2.375%, 10/19/16	100,000	102,316
Toyota Motor Credit Corp., 2.05%, 1/12/17	100,000	101,868
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	100,000	93,582
United Parcel Service, Inc., 6.20%, 1/15/38	250,000	332,457
United Technologies Corp., 4.50%, 6/1/42	100,000	108,879
Vale Overseas Ltd., 4.375%, 1/11/22	500,000	479,255
Ventas Realty LP / Ventas Capital Corp., 3.25%, 8/15/22	250,000	246,714
Verizon Communications, Inc.:
5.15%, 9/15/23	300,000	331,270
5.05%, 3/15/34	200,000	213,345
6.55%, 9/15/43	350,000	448,402
VF Corp., 3.50%, 9/1/21	400,000	422,952
Viacom, Inc., 3.875%, 4/1/24	100,000	100,385

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 11

CORPORATE BONDS - CONT'D	PRINCIPAL AMOUNT	VALUE

Wal-Mart Stores, Inc.:
2.55%, 4/11/23	$100,000	$98,500
6.50%, 8/15/37	250,000	344,005
WPP Finance 2010, 3.75%, 9/19/24	1,000,000	1,003,692
Yum! Brands, Inc., 3.75%, 11/1/21	1,000,000	1,024,664
Zoetis, Inc., 4.70%, 2/1/43	100,000	101,778

Total Corporate Bonds (Cost $51,357,340)		53,567,665

MUNICIPAL OBLIGATIONS - 0.0%
Owen Withee Wisconsin School District GO Bonds, 5.64%, 3/1/16	40,000	40,951

Total Municipal Obligations (Cost $40,000)		40,951

SOVEREIGN GOVERNMENT BONDS - 0.5%
Mexico Government International Bond, 5.55%, 1/21/45	500,000	581,250
Province of Ontario Canada, 2.45%, 6/29/22	400,000	398,204
Province of Quebec Canada, 2.625%, 2/13/23	75,000	74,908

Total Sovereign Government Bonds (Cost $970,941)		1,054,362

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 7.1%
Fannie Mae:
4.875%, 12/15/16	1,000,000	1,079,769
6.25%, 5/15/29	700,000	975,277
Federal Home Loan Bank, 4.875%, 5/17/17	1,000,000	1,092,346
Freddie Mac:
2.00%, 8/25/16	1,000,000	1,023,877
5.00%, 2/16/17	1,000,000	1,088,666
5.125%, 11/17/17	1,000,000	1,113,164
4.875%, 6/13/18	3,500,000	3,912,562
3.75%, 3/27/19	3,200,000	3,482,733
2.375%, 1/13/22	500,000	505,147
6.75%, 3/15/31	600,000	902,057

Total U.S. Government Agencies and Instrumentalities (Cost $14,542,478)		15,175,598

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 29.1%
Fannie Mae:
5.00%, 12/1/16	73,124	76,997
5.00%, 11/1/17	14,045	14,798
5.50%, 8/1/18	62,804	66,369
4.61%, 12/1/19	464,175	468,217
5.00%, 6/1/20	38,256	40,342
6.50%, 4/1/23	45,124	46,960
2.50%, 12/1/27	725,303	736,864
4.50%, 5/1/31	666,427	727,781
6.50%, 8/1/32	83,946	95,599
5.50%, 7/1/33	79,977	90,166
5.50%, 7/1/33	188,324	213,650
6.00%, 8/1/33	29,949	33,921
5.50%, 11/1/33	103,653	116,704

12 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - CONT'D	PRINCIPAL AMOUNT	VALUE

5.50%, 3/1/34	$201,528	$226,688
6.00%, 6/1/34	109,632	125,043
5.00%, 7/1/34	186,701	206,716
5.00%, 10/1/34	176,582	195,589
5.50%, 3/1/35	208,686	234,386
5.50%, 6/1/35	159,748	178,507
5.50%, 9/1/35	107,886	120,929
5.50%, 2/1/36	46,019	51,422
5.50%, 4/1/36	265,918	288,986
6.50%, 9/1/36	128,059	145,837
5.50%, 11/1/36	72,669	81,347
6.00%, 8/1/37	803,547	911,418
6.00%, 5/1/38	88,484	100,181
5.50%, 6/1/38	104,559	117,714
6.00%, 7/1/38	460,401	525,510
2.229%, 9/1/38 (r)	580,263	623,908
4.00%, 3/1/39	172,580	184,405
4.50%, 5/1/40	770,570	842,438
4.50%, 7/1/40	331,868	360,629
4.50%, 10/1/40	1,389,978	1,510,390
3.50%, 2/1/41	860,455	898,509
3.50%, 3/1/41	891,894	931,349
4.00%, 3/1/41	516,340	551,717
4.50%, 6/1/41	1,597,347	1,735,391
3.50%, 3/1/42	1,528,962	1,599,781
4.00%, 8/1/42	1,226,674	1,323,157
3.50%, 12/1/42	1,664,590	1,741,588
2.50%, 1/1/43	1,264,365	1,236,165
3.00%, 1/1/43	1,721,958	1,745,155
3.00%, 5/1/43	2,558,035	2,591,795
3.00%, 8/1/43	1,952,146	1,977,599
3.00%, 8/1/43	3,036,710	3,075,762
3.50%, 8/1/43	1,804,649	1,883,905
4.50%, 11/1/43	2,471,539	2,682,924
4.00%, 5/1/44	3,500,909	3,740,774
4.50%, 11/1/44	1,993,055	2,175,912
Freddie Mac:
4.50%, 9/1/18	63,796	67,119
5.00%, 11/1/20	75,213	80,131
4.00%, 3/1/25	648,699	690,526
3.50%, 11/1/25	625,492	661,253
3.50%, 7/1/26	474,846	502,128
2.50%, 3/1/28	246,051	250,775
5.00%, 2/1/33	49,334	54,381
5.00%, 4/1/35	89,898	99,489
5.00%, 12/1/35	200,691	221,851
6.00%, 8/1/36	62,682	71,314
5.00%, 10/1/36	377,926	417,256
6.50%, 10/1/37	61,123	67,517
5.00%, 1/1/38	741,741	817,626
5.00%, 7/1/39	272,817	302,337
4.00%, 11/1/39	704,944	752,345

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U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - CONT'D	PRINCIPAL AMOUNT	VALUE

4.50%, 1/1/40	$334,016	$362,172
5.00%, 1/1/40	1,192,925	1,332,286
4.50%, 4/1/40	797,117	865,040
6.00%, 4/1/40	153,891	174,067
4.50%, 5/1/40	291,762	319,885
4.50%, 5/1/40	612,672	664,637
4.50%, 6/1/41	460,473	499,864
3.50%, 10/1/41	1,044,107	1,087,955
3.00%, 7/1/42	513,081	519,381
3.50%, 7/1/42	1,257,860	1,309,848
3.00%, 1/1/43	1,632,715	1,652,682
4.50%, 9/1/44	1,486,496	1,616,387
Ginnie Mae:
4.50%, 7/20/33	351,348	387,483
5.50%, 7/20/34	153,990	173,769
6.00%, 11/20/37	204,517	233,457
6.00%, 10/15/38	931,355	1,051,370
5.00%, 12/15/38	389,318	428,754
5.00%, 5/15/39	485,522	539,017
5.00%, 10/15/39	702,899	781,009
4.00%, 12/20/40	1,359,765	1,479,812
4.00%, 11/20/41	158,019	169,658
4.00%, 8/20/42	1,147,164	1,231,257

Total U.S. Government Agency Mortgage-Backed Securities (Cost $59,972,353)		61,587,732

U.S. TREASURY OBLIGATIONS - 34.6%
United States Treasury Bonds:
8.125%, 5/15/21	1,000,000	1,375,781
8.00%, 11/15/21	1,000,000	1,391,250
6.25%, 8/15/23	1,000,000	1,331,484
5.375%, 2/15/31	2,000,000	2,787,656
3.875%, 8/15/40	1,000,000	1,220,781
4.375%, 5/15/41	2,000,000	2,652,812
3.125%, 11/15/41	1,000,000	1,079,219
3.00%, 5/15/42	1,000,000	1,051,094
3.75%, 11/15/43	1,045,000	1,256,204
3.125%, 8/15/44	600,000	645,937
United States Treasury Notes:
1.25%, 10/31/15	750,000	756,035
4.50%, 11/15/15	1,000,000	1,036,641
2.00%, 1/31/16	2,000,000	2,035,624
2.375%, 3/31/16	1,000,000	1,024,688
0.375%, 4/30/16	1,045,000	1,044,837
2.00%, 4/30/16	2,000,000	2,042,188
1.50%, 7/31/16	1,000,000	1,015,312
4.875%, 8/15/16	2,000,000	2,140,312
2.75%, 11/30/16	1,000,000	1,039,609
0.875%, 1/31/17	7,400,000	7,421,393
3.00%, 2/28/17	1,000,000	1,047,969
0.875%, 4/15/17	520,000	520,691
4.50%, 5/15/17	2,000,000	2,171,718

14 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

U.S. TREASURY OBLIGATIONS - CONT'D	PRINCIPAL AMOUNT	VALUE

2.375%, 7/31/17	$2,000,000	$2,072,656
1.875%, 9/30/17	2,000,000	2,046,718
4.25%, 11/15/17	1,000,000	1,090,547
2.625%, 1/31/18	1,000,000	1,044,297
3.50%, 2/15/18	2,000,000	2,143,282
2.375%, 5/31/18	1,000,000	1,036,562
4.00%, 8/15/18	2,000,000	2,193,282
3.75%, 11/15/18	1,000,000	1,089,453
1.625%, 3/31/19	947,000	951,217
3.125%, 5/15/19	2,000,000	2,132,032
3.625%, 8/15/19	1,000,000	1,090,938
1.00%, 8/31/19	2,000,000	1,945,468
3.375%, 11/15/19	1,100,000	1,191,695
3.625%, 2/15/20	1,000,000	1,096,406
1.125%, 4/30/20	1,000,000	970,234
2.625%, 8/15/20	2,000,000	2,088,594
2.625%, 11/15/20	1,000,000	1,043,828
3.625%, 2/15/21	1,000,000	1,101,562
2.25%, 3/31/21	200,000	204,188
3.125%, 5/15/21	500,000	536,562
1.75%, 5/15/22	1,000,000	983,047
1.625%, 11/15/22	1,000,000	970,078
2.75%, 11/15/23	1,000,000	1,052,734
2.75%, 2/15/24	3,000,000	3,156,798
2.25%, 11/15/24	2,000,000	2,013,438

Total U.S. Treasury Obligations (Cost $70,943,189)		73,334,851

TIME DEPOSIT - 0.3%
State Street Bank Time Deposit, 0.069%, 1/2/15	653,416	653,416

Total Time Deposit (Cost $653,416)		653,416

TOTAL INVESTMENTS (Cost $203,690,918) - 99.5%		210,781,343
Other assets and liabilities, net - 0.5%		1,148,585
NET ASSETS - 100%		$211,929,928

See notes to financial statements.

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NET ASSETS CONSIST OF:

Paid-in capital applicable to 3,860,153 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized	$208,752,027
Undistributed net investment income	283,567
Accumulated net realized gain (loss)	(4,196,091)
Net unrealized appreciation (depreciation)	7,090,425

NET ASSETS	$211,929,928

NET ASSET VALUE PER SHARE	$54.90

(b)	This security was valued under the direction of the Board of Directors. See Note A.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w)	Security is in default and is no longer accruing interest.

(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
*Non-income producing security.
Abbreviations:
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
REIT: Real Estate Investment Trust

See notes to financial statements.

16 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

NET INVESTMENT INCOME
Investment Income:
Interest income	$5,536,512
Total investment income	5,536,512

Expenses:
Investment advisory fee	620,468
Transfer agency fees and expenses	14,743
Directors’ fees and expenses	35,775
Administrative fees	206,823
Accounting fees	30,232
Custodian fees	56,768
Reports to shareholders	16,326
Professional fees	50,192
Miscellaneous	11,687
Total expenses	1,043,014

NET INVESTMENT INCOME	4,493,498

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	628,500
Change in unrealized appreciation (depreciation)	6,885,546

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	7,514,046

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$12,007,544

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013
Operations:
Net investment income	$4,493,498	$3,738,932
Net realized gain (loss)	628,500	376,010
Change in unrealized appreciation (depreciation)	6,885,546	(9,969,706)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	12,007,544	(5,854,764)

Distributions to shareholders from:
Net investment income	(5,135,063)	(4,774,262)
Net realized gain	—	(283,516)
Total distributions	(5,135,063)	(5,057,778)

Capital share transactions:
Shares sold	18,293,381	26,901,548
Reinvestment of distributions	5,135,063	5,057,778
Shares issued from merger (See Note E)	43,577,155	—
Shares redeemed	(61,581,147)	(24,855,975)
Total capital share transactions	5,424,452	7,103,351

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,296,933	(3,809,191)

NET ASSETS
Beginning of year	199,632,995	203,442,186
End of year (including undistributed net investment income of $283,567 and $477,422, respectively)	$211,929,928	$199,632,995

CAPITAL SHARE ACTIVITY
Shares sold	332,134	487,588
Reinvestment of distributions	93,603	95,071
Shares issued from merger (See Note E)	793,764	—
Shares redeemed	(1,118,449)	(452,492)
Total capital share activity	101,052	130,167

See notes to financial statements.

18 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Investment Grade Bond Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. There were no such transfers during the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. For municipal securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy.

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Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2014, securities valued at $27, or 0% of net assets, were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2014, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Asset-backed securities	—	$1,213,952	—		$1,213,952
Commercial mortgage-backed securities	—	4,152,816	—		4,152,816
Corporate debt	—	53,567,638	$27		53,567,665
Other debt obligations	—	1,707,778	—		1,707,778
Municipal obligations	—	40,951	—		40,951
U.S. government obligations	—	150,098,181	—		150,098,181
TOTAL	—	$210,781,316	$27	**	$210,781,343

* For a complete listing of investments, please refer to the Statement of Net Assets. ** Level 3 securities represent 0.0% of Net Assets.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded

20 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio’s average daily net assets. Under the terms of the agreement, $54,168 was payable at year end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2015. The contractual expense cap is .60%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $18,056 was payable at year end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $15,407 for the year ended December 31, 2014. Under the terms of the agreement, $1,317 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000 ($44,000 effective January 1, 2015). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $12,130,828 and $23,834,256 respectively. U.S. government security purchases and sales were $37,599,901 and $48,527,769, respectively.

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CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
31-Dec-15	($947,599)
31-Dec-16	(1,654,294)
31-Dec-17	(175,128)

NO EXPIRATION DATE
Short-term	($199,619)
Long-term	(667,515)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.
The tax character of dividends and distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$5,135,063	$4,858,697
Long-term capital gain	—	199,081
Total	$5,135,063	$5,057,778
As of December 31, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$7,214,636
Unrealized (depreciation)	(676,147)
Net unrealized appreciation/(depreciation)	$6,538,489

Undistributed ordinary income	$283,567
Capital loss carryforward	($3,644,155)

Federal income tax cost of investments	$204,242,854
The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.
Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities.

Undistributed net investment income	$447,710
Accumulated net realized gain (loss)	(447,710)
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2014.

22 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

NOTE E — REORGANIZATION
On June 4, 2014, the Board of Directors of Calvert Variable Products, Inc. approved the reorganization of the Calvert VP Inflation Protected Plus Portfolio (“VP Inflation”) into the Calvert VP Investment Grade Bond Index Portfolio (“VP Bond Index”). Shareholders approved the reorganization at a meeting on October 31, 2014 and the reorganization took place on November 14, 2014.
The acquisition was accomplished by a taxable exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
VP INFLATION	211,356	VP BOND INDEX	201,744	$11,267,111
For financial reporting purposes, assets received and shares issued by VP Bond Index were recorded at fair value.
The net assets immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Acquiring Portfolio	Net Assets
VP INFLATION	$11,267,111	VP BOND INDEX	$203,877,715
Assuming the acquisition had been completed on January 1, 2014, VP Bond Index’s results of operations for the year ended December 31, 2014 would have been as follows:

Net investment income	$5,376,920 (a)
Net realized and change in unrealized gain (loss) on investments	$11,081,684 (b)

Net increase (decrease) in assets from operations	$16,458,604
Because VP Bond Index and VP Inflation sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of VP Inflation that have been included in VP Bond Index’s Statement of Operations since November 14, 2014.
(a) $4,493,498 as reported, plus $883,422 from VP Inflation pre-merger.
(b) $7,514,046 as reported, plus $3,567,638 from VP Inflation pre-merger.
On December 11, 2013, the Board of Directors of Calvert Variable Products, Inc. approved the reorganization of the Calvert VP Income Portfolio (“VP Income”) into the Calvert VP Investment Grade Bond Index Portfolio (“VP Bond Index”). Shareholders approved the reorganization at a meeting on April 11, 2014 and the reorganization took place on April 30, 2014.
The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
VP INCOME	1,995,827	VP BOND INDEX	592,020	$32,310,044
For financial reporting purposes, assets received and shares issued by VP Bond Index were recorded at fair value; however, the cost basis of the investments received from VP Income were carried forward to align ongoing reporting of VP Bond Index’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
VP INCOME	$32,310,044	$552,102	VP BOND INDEX	$200,923,845

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Assuming the acquisition had been completed on January 1, 2014, VP Bond Index’s results of operations for the year ended December 31, 2014 would have been as follows:

Net investment income	$4,792,097 (a)
Net realized and change in unrealized gain (loss) on investments	$8,348,371 (b)

Net increase (decrease) in assets from operations	$13,140,468
Because VP Bond Index and VP Income sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of VP Income that have been included in VP Bond Index’s Statement of Operations since April 30, 2014.
(a) $4,493,498 as reported, plus $298,599 from VP Income pre-merger.
(b) $7,514,046 as reported, plus $834,325 from VP Income pre-merger.
NOTE F — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

24 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,
	2014	2013	2012	2011 (z)	2010 (z)
Net asset value, beginning	$53.11	$56.06	$55.50	$52.80	$50.82
Income from investment operations:
Net investment income	1.19	1.03	1.08	1.42	1.56
Net realized and unrealized gain (loss)	1.96	(2.59)	1.04	3.01	1.67
Total from investment operations	3.15	(1.56)	2.12	4.43	3.23
Distributions from:
Net investment income	(1.36)	(1.31)	(1.28)	(1.35)	(1.08)
Net realized gain	—	(0.08)	(0.28)	(0.38)	(0.17)
Total distributions	(1.36)	(1.39)	(1.56)	(1.73)	(1.25)
Total increase (decrease) in net asset value	1.79	(2.95)	0.56	2.70	1.98
Net asset value, ending	$54.90	$53.11	$56.06	$55.50	$52.80

Total return*	5.93%	(2.80%)	3.83%	8.39%	6.37%
Ratios to average net assets: A
Net investment income	2.17%	1.84%	2.07%	2.58%	2.89%
Total expenses	0.50%	0.50%	0.49%	0.50%	0.53%
Expenses before offsets	0.50%	0.50%	0.49%	0.50%	0.53%
Net expenses	0.50%	0.50%	0.49%	0.50%	0.52%
Portfolio turnover	24%	41%	43%	40%	99%
Net assets, ending (in thousands)	$211,930	$199,633	$203,442	$168,830	$109,616

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 10, 2014, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses;

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the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board also took into account that, effective April 2014, the Calvert VP Income Portfolio was merged into the Portfolio; also, the Calvert VP Inflation Protected Plus Portfolio was merged into the Portfolio effective November 2014. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one-, three- and five-year periods ended June 30, 2014. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2014. The Board also took into account management’s discussion of the Portfolio’s performance, including the composition of the peer universe against which the Portfolio was being measured, and the impact of differing fees and expenses among the funds in the peer group on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor is not currently reimbursing any Portfolio expenses. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide

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services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's risk management processes; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2014, as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the

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Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 79	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 64	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 69	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	23	• Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 68	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 77	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
JOHN HENRY STREUR, JR. * AGE: 55	Director & Chair (CVS) President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since 1/1/15); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through 1/1/12); President and Director, The Managers Funds and Managers AMG Funds (through 1/1/12).	37
•
Portfolio 21 Investments, Inc. (through October 2014)
•
Managers Investment Group LLC (through 1/1/12)
•
The Managers Funds (through 1/1/12)
•
Managers AMG Funds (through 1/1/12)
•
Calvert Social Investment Foundation

WILLIAM LESTER* AGE: 57	Director & President (CVS) Director & Chair (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13	• Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank -Lincoln • Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ROBERT DOUGLAS BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 41	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014).
Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc.(2005-2010).

THOMAS A. DAILEY AGE: 50	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP
Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Acting Chief Financial Officer & Assistant Treasurer	2014	Acting Chief Financial Officer (since September 2014) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for Calvert Investment Management, Inc. since 2009.
TRACI L. GOLDT AGE: 41	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011)
HUI PING HO, CPA Age: 50	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
VISHAL KHANDUJA AGE: 36	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
AUGUSTO DIVO MACEDO, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 59	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 67	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 47	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
MICHAEL V. YUHAS JR., CPA AGE: 53	Fund Controller & Assistant Treasurer	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.
*    The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.
Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Calvert VP Natural Resources Portfolio
Annual Report December 31, 2014

4	Portfolio Management Discussion
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
15	Financial Highlights
16	Explanation of Financial Tables
17	Proxy Voting
17	Availability of Quarterly Portfolio Holdings
17	Basis for Board’s Approval of Investment Advisory Contracts
21	Director and Officer Information Table

CALVERT VP NATURAL RESOURCES PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Ameritas Investment Partners, Inc., Subadvisor
Investment Performance
For the year ended December 31, 2014, the Calvert VP Natural Resources Portfolio returned -15.62% compared to 13.69% for the benchmark Standard & Poor’s (S&P) 500 Index. Concentrated holdings in the commodity and natural resource sectors caused the Portfolio to underperform the benchmark, since the S&P 500 Index has a more diversified allocation of holdings across sectors.
The blended return from the Natural Resources Composite Benchmark* (Bloomberg Commodity Index, and S&P North American Natural Resources Sector Index), a mix of market indices that more closely reflects the Portfolio’s asset allocation strategy, returned -13.2% for the period.
Investment Climate
Natural resource stocks, and many commodity stocks in particular, experienced sharp price declines and underperformed the overall equity market in 2014. Crude oil prices, as measured by West Texas Intermediate crude, started the year near $99 per barrel, peaked in price during June at $107, and then experienced an aggressive decline to $54 by year-end. This represents a 46% price decline over the course of the year. A convergence of factors contributed to oil’s sharp drop, including oversupply concerns around U.S. hydraulic fracturing production, a slowdown in oil demand in Europe and China, and speculator activity that amplified the market’s decline. In concert with oil, other energy-related commodities and stocks generally fell hard, including natural gas prices, which declined 32% over the year.
Apart from energy, many commodities experienced weather-induced volatility. Grains saw price volatility resulting from generally favorable weather conditions (that increased production) and an already large supply of reserves from 2013. Corn prices were volatile, up 22% as of May, then falling 38% May through September as favorable weather conditions depressed prices, to finish the year down 6%. On the positive side, Sugar and Coffee both experienced weak production and appreciated 24% and 51%, respectively, for the year. Metals prices were mixed, with copper and steel down in 2014, but other base metals finishing the year in positive territory. The price of gold was relatively calm throughout the year, finishing down just 1.5%.

AVERAGE ANNUAL TOTAL RETURN (period ended 12.31.14)

One year	-15.62%
Five year	-1.25%
Since inception (12/28/2006)	-1.32%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.35% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* The Natural Resources Composite Benchmark is an internally constructed index comprised of blend of 35% Bloomberg Commodity Index and 65% S&P North American Natural Resources Index Sector.

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Portfolio Strategy
The Portfolio invests in ETFs and exchange-traded notes (ETNs) that track various commodity, natural resource, raw materials, and utility indices.The Portfolio is constructed to maintain broad exposures to a wide variety of commodities and natural resources. As of December 31, 2014, the Portfolio’s largest exposure was to Energy at 60.8%, followed by Materials and Grains.
The Portfolio experienced a manager change earlier in the year, with the transition and portfolio repositioning completed at the end of June. As part of the transition, Calvert and the new management team agreed to adjust the Natural Resources Composite Benchmark, going forward, to 65% Natural Resources and 35% Commodities. Accordingly, from June 30, 2014 through year-end, the Calvert VP Natural Resources Portfolio returned -21.2%, compared to -22.3% for the revised benchmark. While the Portfolio was down significantly, it met its two objectives of tracking the benchmark more closely, and outperforming the benchmark. Outperformance was driven primarily by an increased exposure to grains as those markets set lows in September, and a reduced allocation to energy prior to the sector’s fourth-quarter declines.
Outlook
The outlook for commodities and natural resources is far from certain as we enter 2015, as the price declines and volatility of 2014 have shaken market confidence. Looking ahead, our long-term view for energy is favorable and we may overweight the sector, while being underweight to commodities relative to the benchmark. We see oil prices potentially stabilizing in 2015, if not negatively impacted by speculation, which is a very real risk. Since, in our view, commodity and natural resource declines are already built into the stock prices, we believe an environment exists where price stabilization could yield above-average stock price recoveries.
In the United States, economic growth has been steady, with signs of accelerating, which should ultimately support stronger commodity prices. The monetary policy of major central banks will continue to be accommodative in 2015, which should eventually be reflected in higher commodity and natural resource prices as well.
January 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Metals Stocks	3.2%
Energy Stocks	60.8%
Industry Stocks	1.8%
Steel and Other Stocks	1.2%
Energy Commodities	5.9%
Grain Commodities	8.6%
Industrial Metals Commodities	7.0%
Precious Metals Commodities	6.4%
Soft Commodities	3.2%
Livestock Commodities	1.9%
Total	100%

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14 - 12/31/14
Actual	$1,000.00	$788.13	$3.63

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.14	$4.11

* Expenses are equal to the Portfolio’s annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratio.

6 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Natural Resources Portfolio:
We have audited the accompanying statement of net assets of the Calvert VP Natural Resources Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Natural Resources Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2015

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STATEMENT OF NET ASSETS
DECEMBER 31, 2014

EXCHANGE TRADED PRODUCTS - 98.4%	SHARES	VALUE

Energy Select Sector SPDR Fund	122,500	$9,697,100
GreenHaven Continuous Commodity Index Fund*	159,300	3,641,598
iPath Bloomberg Commodity Index Total Return ETN*	376,200	11,252,142
iPath Bloomberg Grains Sub-Index Total Return ETN*	43,600	1,682,524
iShares North American Natural Resources ETF	361,800	13,864,176
iShares U.S. Oil & Gas Exploration & Production ETF	30,300	2,164,632
Market Vectors Gold Miners ETF	15,200	279,376
Market Vectors Oil Services ETF	82,700	2,970,584
PowerShares DB Base Metals Fund*	114,100	1,814,190
PowerShares DB Precious Metals Fund*	34,500	1,264,574
SPDR S&P Metals & Mining ETF	43,100	1,330,066
Vanguard Energy ETF	85,800	9,576,996

Total Exchange Traded Products (Cost $70,543,922)		59,537,958

TIME DEPOSIT - 3.0%	PRINCIPAL AMOUNT
State Street Bank Time Deposit, 0.069%, 1/2/15	$1,783,350	1,783,350

Total Time Deposit (Cost $1,783,350)		1,783,350

TOTAL INVESTMENTS (Cost $72,327,272) - 101.4%		61,321,308
Other assets and liabilities, net - (1.4%)		(838,875)
NET ASSETS - 100%		$60,482,433

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,407,135 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$70,594,931
Undistributed net investment income		176,886
Accumulated net realized gain (loss)		716,580
Net unrealized appreciation (depreciation)		(11,005,964)

NET ASSETS		$60,482,433

NET ASSET VALUE PER SHARE		$42.98

* Non-income producing security. Abbreviations: ETF: Exchange Traded Fund ETN: Exchange Traded Note See notes to financial statements.

8 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income	$775,547
Interest income	559
Total investment income	776,106

Expenses:
Investment advisory fee	368,891
Transfer agency fees and expenses	8,593
Accounting fees	11,092
Directors' fees and expenses	11,990
Administrative fees	67,071
Custodian fees	16,724
Reports to shareholders	17,101
Professional fees	28,166
Miscellaneous	1,622
Total expenses	531,250
Reimbursement from Advisor	(1,388)
Net expenses	529,862

NET INVESTMENT INCOME	246,244

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	1,847,242
Change in unrealized appreciation (depreciation)	(12,346,464)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(10,499,222)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($10,252,978)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013
Operations:
Net investment income	$246,244	$206,515
Net realized gain (loss)	1,847,242	(431,265)
Change in unrealized appreciation (depreciation)	(12,346,464)	1,077,896

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(10,252,978)	853,146

Distributions to shareholders from:
Net investment income	(62,226)	—
Net realized gain	—	(478,965)
Total distributions	(62,226)	(478,965)

Capital share transactions:
Shares sold	10,742,802	21,528,916
Reinvestment of distributions	62,226	478,965
Shares redeemed	(9,956,940)	(7,097,036)
Total capital share transactions	848,088	14,910,845

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,467,116)	15,285,026

NET ASSETS
Beginning of year	69,949,549	54,664,523
End of year (including undistributed net investment income of $176,886 and $96,624, respectively)	$60,482,433	$69,949,549

CAPITAL SHARE ACTIVITY
Shares sold	226,478	430,839
Reinvestment of distributions	1,434	9,541
Shares redeemed	(192,542)	(140,803)
Total capital share activity	35,370	299,577

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Natural Resources Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds and exchange traded notes (the “Underlying Funds”) representing different natural resources exposure.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. There were no such transfers during the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

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The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2014, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2014, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange traded products	$59,537,958	—	—	$59,537,958
Other debt obligations	—	$1,783,350	—	1,783,350
TOTAL	$59,537,958	$1,783,350	—	$61,321,308

* For a complete listing of investments, please refer to the Statement of Net Assets.
Security Transactions and Investment Income: Security transactions, normally related to shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Distributions received on securities that represent a return of capital or capital gain, are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .55%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $27,676 was payable at year end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2015. The contractual expense cap is .79%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds. Under the terms of the agreement, $1,388 was receivable at year end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $5,032 was payable at year end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $5,206 for the year ended December 31, 2014. Under the terms of the agreement, $427 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000 ($44,000 effective January 1, 2015). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $74,998,859 and $74,031,069, respectively.
The tax character of dividends and distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$62,226	$115,402
Long-term capital gain	__	363,563
Total	$62,226	$478,965
As of December 31, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$111,702
Unrealized (depreciation)	(11,178,755)
Net unrealized appreciation/(depreciation)	($11,067,053)

Undistributed ordinary income	$194,506
Undistributed long-term capital gain	$760,049

Federal income tax cost of investments	$72,388,361
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and partnerships.
Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and

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regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to investments in partnerships and exchange traded funds.

Undistributed net investment income	($103,756)
Accumulated net realized gain (loss)	103,756
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2014.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the year ended December 31, 2014, the Portfolio considers 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,
	2014	2013 (z)	2012	2011	2010 (z)
Net asset value, beginning	$50.99	$50.98	$49.84	$55.64	$47.61
Income from investment operations:
Net investment income	0.17	0.17	0.08	0.10	0.47
Net realized and unrealized gain (loss)	(8.14)	0.19	2.35	(5.74)	7.73
Total from investment operations	(7.97)	0.36	2.43	(5.64)	8.20
Distributions from:
Net investment income	(0.04)	—	(0.01)	(0.16)	(0.17)
Net realized gain	—	(0.35)	(1.28)	—	—
Total distributions	(0.04)	(0.35)	(1.29)	(0.16)	(0.17)
Total increase (decrease) in net asset value	(8.01)	0.01	1.14	(5.80)	8.03
Net asset value, ending	$42.98	$50.99	$50.98	$49.84	$55.64

Total return*	(15.62)%	0.72%	4.90%	(10.13)%	17.22%
Ratios to average net assets: A, B
Net investment income	0.37%	0.33%	0.19%	0.29%	0.98%
Total expenses	0.79%	0.79%	0.79%	0.84%	0.87%
Expenses before offsets	0.79%	0.79%	0.78%	0.76%	0.75%
Net expenses	0.79%	0.79%	0.78%	0.76%	0.75%
Portfolio turnover	112%	31%	37%	28%	30%
Net assets, ending (in thousands)	$60,482	$69,950	$54,665	$48,746	$42,368

A  Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
B    Amounts do not include the activity of the Underlying Funds.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 10, 2014, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's

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compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one-, three- and five-year periods ended June 30, 2014. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2014. The Board took into account management’s discussion of the Portfolio’s performance and management’s continued close monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Portfolio’s performance.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was above the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board noted that the Advisor is not currently reimbursing the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the

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Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2014, as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Portfolio’s performance; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and

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Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 79	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 64	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 69	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	23	• Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 68	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 77	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
JOHN HENRY STREUR, JR. * AGE: 55	Director & Chair (CVS) President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since 1/1/15); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through 1/1/12); President and Director, The Managers Funds and Managers AMG Funds (through 1/1/12).	37
•
Portfolio 21 Investments, Inc. (through October 2014)
•
Managers Investment Group LLC (through 1/1/12)
•
The Managers Funds (through 1/1/12)
•
Managers AMG Funds (through 1/1/12)
•
Calvert Social Investment Foundation

WILLIAM LESTER* AGE: 57	Director & President (CVS) Director & Chair (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13	• Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank -Lincoln • Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ROBERT DOUGLAS BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 41	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014).
Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc.(2005-2010).

THOMAS A. DAILEY AGE: 50	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP
Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Acting Chief Financial Officer & Assistant Treasurer	2014	Acting Chief Financial Officer (since September 2014) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for Calvert Investment Management, Inc. since 2009.
TRACI L. GOLDT AGE: 41	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011)
HUI PING HO, CPA Age: 50	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
VISHAL KHANDUJA AGE: 36	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

22 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
AUGUSTO DIVO MACEDO, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 59	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 67	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 47	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
MICHAEL V. YUHAS JR., CPA AGE: 53	Fund Controller & Assistant Treasurer	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.
*    The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.
Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Calvert VP EAFE International Index Portfolio
Annual Report December 31, 2014

4	Portfolio Management Discussion
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
29	Statement of Operations
30	Statements of Changes in Net Assets
31	Notes to Financial Statements
36	Financial Highlights
38	Explanation of Financial Tables
39	Proxy Voting
39	Availability of Quarterly Portfolio Holdings
39	Basis for Board’s Approval of Investment Advisory Contracts
43	Director and Officer Information Table

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by World Asset Management, Inc., Subadvisor
For the year ended December 31, 2014, Calvert VP EAFE International Index Portfolio (Class I shares) returned -6.44% compared to -4.48% for the MSCI EAFE Index. The relative underperformance was largely attributable to fees, operating expenses, and month-end fair-valuation pricing reductions (see below), which the Index does not have.
Investment Climate
Global equities started the year strong and continued to climb during the first six months of the reporting period as subdued global inflation and a benevolent interest-rate environment together helped economic growth overseas. As a result, corporate profit margins improved worldwide, valuations increased, and earnings multiples expanded. However, commodity prices—particularly crude oil—weakened significantly, which hurt the commodity-rich emerging-market sector. In the second half of the year, Europe appeared to be entering a deflationary environment, spurring European investor concerns and causing a weaker global equity environment.
Portfolio Strategy
The Calvert VP EAFE International Index Portfolio seeks to match, as closely as possible before fees and expenses, the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (MSCI EAFE Index). As an index fund, the Portfolio uses a passive management approach. All investment decisions are based on the goal of producing returns equivalent to those of the Index. The unmanaged MSCI EAFE Index is comprised of a wide range of foreign securities trading in developed foreign markets, such as Europe, Australia, New Zealand, Singapore and countries in the Far East.
Foreign stock markets were weaker for the year, underperforming the U.S. markets as the weakening foreign currencies relative to the U.S. dollar diminished those country returns. There were 21 countries in the MSCI EAFE universe at year-end. Japan and the United Kingdom were the most heavily weighted, at 21.2% and 21.1%, respectively, accounting for 42.3% of the Index. The strongest returns came from Israel, New Zealand, and Denmark, up 22.8%, 7.3%, and 6.2%, respectively. Portugal, down -38.2% and Austria, down -29.8%, were the weakest-performing countries. The strongest sector returns were in Health Care, followed by Information Technology and Utilities.

AVERAGE ANNUAL TOTAL RETURN (period ended 12.31.14)
	Class I	Class F*
One year	-6.44%	-6.62%
Five year	4.30%	4.08%
Ten year	3.48%	3.25%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.97%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

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Cash flows in the Portfolio are invested promptly to minimize their impact on total return. Since the MSCI EAFE Index is not an actual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses. In addition to fund expenses, the Portfolio's return for the period was adversely affected by pricing procedures which required downward adjustments to the local market closing prices of the Portfolio's holdings on the last day of the period due to the performance of U.S. equity markets after the close of the various local foreign equity markets.
Outlook
The U.S. economy continues to exhibit solid improvement, as evidenced by the 5% gross domestic product (GDP) growth rate reported for the third quarter. We are not expecting a similar rate of growth in 2015, but the level of economic activity should remain strong. Aggressive European Central Bank monetary policies, coupled with slowly progressing fiscal reforms, and equally aggressive monetary policy by the central bank in Japan, should contribute to improved economic growth in the eurozone and Japan.
The decline in energy prices should be a net positive for the global economy. Energy-sensitive economies will be adversely impacted, but energy-consuming countries will reap the benefits of declining energy costs. Inflation expectations remain low, which will support accommodative monetary policies by the central banks in most countries. Even in the United States, where the Fed is pivoting towards raising interest rates in 2015, their approach will be measured until inflation expectations increase from current levels.
Given the lower valuations in many overseas developed markets, we expect rising developed equity markets by the end of 2015.
January 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	12.2%
Consumer Staples	10.7%
Energy	5.5%
Exchange Traded Products	2.1%
Financials	25.3%
Health Care	10.8%
Industrials	12.2%
Information Technology	4.9%
Materials	7.5%
Short-Term Investments	0.3%
Telecommunication Services	4.7%
Utilities	3.8%
Total	100%

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14 - 12/31/14
Class I
Actual	$1,000.00	$896.44	$4.96

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.97	$5.28

Class F
Actual	$1,000.00	$895.82	$5.69

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.21	$6.06

* Expenses are equal to the Porfolio’s annualized expense ratio of 1.04% and 1.19%, for Class I and Class F, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP EAFE International Index Portfolio:
We have audited the accompanying statement of net assets of the Calvert VP EAFE International Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP EAFE International Index Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2015

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STATEMENT OF NET ASSETS
DECEMBER 31, 2014

EQUITY SECURITIES - 97.0%	SHARES	VALUE

Australia - 7.2%
AGL Energy Ltd.	9,196	$100,086
ALS Ltd.	5,447	23,597
Alumina Ltd.*	34,584	50,175
Amcor Ltd.	16,523	182,039
AMP Ltd.	40,502	180,444
APA Group:
Common	11,444	69,761
Rights (b)*	3,815	2,653
Asciano Ltd.	13,356	65,467
ASX Ltd.	2,651	79,224
Aurizon Holdings Ltd.	29,267	109,781
AusNet Services	23,452	25,365
Australia & New Zealand Banking Group Ltd.	37,748	983,074
Bank of Queensland Ltd.	4,964	49,112
Bendigo & Adelaide Bank Ltd.	6,141	63,897
BGP Holdings plc (b)*	77,172	—
BHP Billiton Ltd.	43,979	1,044,773
Boral Ltd.	10,718	46,028
Brambles Ltd.	21,409	184,586
Caltex Australia Ltd.	1,848	51,198
Coca-Cola Amatil Ltd.	7,842	59,413
Cochlear Ltd.	781	49,349
Commonwealth Bank of Australia	22,201	1,543,660
Computershare Ltd.	6,473	61,978
Crown Resorts Ltd.	4,987	51,293
CSL Ltd.	6,498	458,064
Dexus Property Group	12,399	70,195
Federation Centres Ltd.	19,549	45,551
Flight Centre Travel Group Ltd.	757	20,045
Fortescue Metals Group Ltd.	21,319	47,035
Goodman Group	23,901	110,311
Harvey Norman Holdings Ltd.	7,273	19,855
Healthscope Ltd.*	15,417	34,175
Iluka Resources Ltd.	5,733	27,592
Incitec Pivot Ltd.	22,663	58,672
Insurance Australia Group Ltd.	32,065	162,756
Leighton Holdings Ltd.	1,390	25,320
Lend Lease Group	7,512	100,137
Macquarie Group Ltd.	3,958	187,030
Medibank Pvt Ltd.*	37,666	74,195
Metcash Ltd.	12,369	18,622
Mirvac Group	50,628	73,202
National Australia Bank Ltd.	32,396	883,730
Newcrest Mining Ltd.*	10,496	93,572
Novion Property Group	29,239	50,396
Orica Ltd.	5,104	78,314
Origin Energy Ltd.	15,112	142,779
Qantas Airways Ltd.*	7,518	14,594

8 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Australia - Cont'd
QBE Insurance Group Ltd.	18,376	$166,872
Ramsay Health Care Ltd.	1,798	83,472
REA Group Ltd.	721	26,520
Rio Tinto Ltd.	5,967	280,221
Santos Ltd.	13,395	90,606
Scentre Group*	72,909	207,561
Seek Ltd.	4,429	61,883
Sonic Healthcare Ltd.	5,214	78,393
Stockland	32,163	107,568
Suncorp Group Ltd.	17,618	200,994
Sydney Airport	14,870	56,901
TABCORP Holdings Ltd.	10,447	35,285
Tatts Group Ltd.	19,647	55,337
Telstra Corp. Ltd.	59,637	289,947
The GPT Group	23,080	81,636
Toll Holdings Ltd.	9,331	44,464
TPG Telecom Ltd.	3,804	20,787
Transurban Group	24,800	173,567
Treasury Wine Estates Ltd.	8,915	34,721
Wesfarmers Ltd. PPS	15,384	521,401
Westfield Corp.	27,033	197,874
Westpac Banking Corp.	42,574	1,145,880
Woodside Petroleum Ltd.	10,154	316,036
Woolworths Ltd.	17,252	430,339
WorleyParsons Ltd.	2,873	23,725
		12,605,085

Austria - 0.2%
Andritz AG	996	54,739
Erste Group Bank AG	3,825	87,697
IMMOFINANZ AG*	13,140	33,262
OMV AG	2,016	53,349
Raiffeisen Bank International AG	1,604	23,967
Vienna Insurance Group AG Wiener Versicherung Gruppe	525	23,369
Voestalpine AG	1,534	60,474
		336,857

Belgium - 1.3%
Ageas SA/NV	3,005	106,573
Anheuser-Busch InBev NV	11,011	1,239,160
Belgacom SA	2,082	75,392
Colruyt SA	962	44,609
Delhaize Group	1,406	102,139
Groupe Bruxelles Lambert SA	1,104	93,973
KBC Groep NV*	3,429	190,319
Solvay SA	811	109,564
Telenet Group Holding NV*	718	40,327
UCB SA	1,731	131,371
Umicore SA	1,478	59,532
		2,192,959

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Denmark - 1.5%
AP Moeller - Maersk A/S:
Series A	52	$99,501
Series B	97	192,820
Carlsberg A/S, Series B	1,464	113,695
Coloplast A/S	1,521	128,026
Danske Bank A/S	8,977	241,628
DSV A/S	2,423	73,612
ISS A/S*	1,271	36,593
Novo Nordisk A/S, Series B	27,482	1,162,883
Novozymes A/S, Series B	3,277	137,498
Pandora A/S	1,578	128,004
TDC A/S	11,119	84,739
Tryg A/S	286	31,978
Vestas Wind Systems A/S*	3,068	110,837
William Demant Holding A/S*	310	23,531
		2,565,345

Finland - 0.9%
Elisa Oyj	1,947	52,993
Fortum Oyj	6,082	131,434
Kone Oyj, Series B	4,283	194,535
Metso Oyj	1,544	46,053
Neste Oil Oyj	1,755	42,527
Nokia Oyj	51,282	403,633
Nokian Renkaat Oyj	1,553	38,040
Orion Oyj, Class B	1,367	42,440
Sampo Oyj	6,121	287,023
Stora Enso Oyj, Series R	7,537	67,090
UPM-Kymmene Oyj	7,287	119,663
Wartsila Oyj Abp	2,025	90,874
		1,516,305

France - 8.9%
Accor SA	2,363	105,881
Aeroports de Paris	406	49,212
Air Liquide SA	4,718	582,171
Alcatel-Lucent*	38,535	136,812
Alstom SA*	2,963	95,586
Arkema SA	782	51,860
Atos SA	1,106	87,525
AXA SA	24,871	574,458
BNP Paribas SA	14,505	852,411
Bollore SA	7,400	33,586
Bouygues	2,298	82,927
Bureau Veritas SA	3,026	66,822
Cap Gemini SA	1,960	139,613
Carrefour SA	8,554	259,899
Casino Guichard-Perrachon SA	774	71,230
Christian Dior SA	746	127,465
Cie de Saint-Gobain	6,222	261,952

10 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

France - Cont'd
Cie Generale des Etablissements Michelin	2,553	$231,471
CNP Assurances SA	2,350	41,615
Credit Agricole SA	14,111	181,414
Danone SA	7,934	521,972
Dassault Systemes SA	1,750	106,507
Edenred	2,819	78,279
Electricite de France SA	3,311	90,920
Essilor International SA	2,798	311,477
Eurazeo SA	520	36,324
Eutelsat Communications SA	2,109	68,181
Fonciere Des Regions	386	35,720
GDF Suez	19,824	463,014
Gecina SA	388	48,563
Groupe Eurotunnel SA	6,401	82,631
Hermes International	226	80,589
Icade SA	506	40,519
Iliad SA	357	85,762
Imerys SA	469	34,587
JC Decaux SA	918	31,525
Kering SA	1,037	199,379
Klepierre SA	1,365	58,797
Lafarge SA	2,557	179,469
Lagardere SCA	1,616	41,942
Legrand SA	3,625	189,772
L'Oreal SA	3,442	577,891
LVMH Moet Hennessy Louis Vuitton SA	3,824	604,730
Natixis SA	12,802	84,187
Numericable-SFR*	1,333	65,733
Orange SA	25,391	431,824
Pernod-Ricard SA	2,907	322,333
Peugeot SA*	5,361	65,401
Publicis Groupe	2,551	182,718
Remy Cointreau SA	331	22,110
Renault SA	2,632	192,343
Rexel SA	3,818	68,180
Safran SA	3,711	228,418
Sanofi SA	16,285	1,484,210
Schneider Electric SE	7,192	522,606
SCOR SE	2,103	63,645
Societe BIC SA	391	51,893
Societe Generale SA	9,923	416,995
Sodexo SA	1,291	126,587
Suez Environnement SA	4,068	70,523
Technip SA	1,401	83,662
Thales SA	1,274	68,743
Total SA	29,311	1,511,315
Unibail-Rodamco SE	1,342	343,013
Valeo SA	1,033	128,673
Vallourec SA	1,497	40,880
Veolia Environnement SA	5,774	102,542
Vinci SA	6,698	366,534

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 11

EQUITY SECURITIES - CONT'D	SHARES	VALUE

France - Cont'd
Vivendi*	16,619	$414,581
Wendel SA	434	48,506
Zodiac Aerospace	2,546	85,925
		15,596,540

Germany - 8.8%
adidas AG	2,864	199,624
Allianz SE	6,251	1,038,669
Axel Springer AG	541	32,628
BASF SE	12,577	1,063,224
Bayer AG	11,323	1,548,024
Bayerische Motoren Werke AG:
Common	4,533	492,321
Preferred	743	60,982
Beiersdorf AG	1,380	112,561
Brenntag AG	2,115	119,015
Celesio AG	695	22,473
Commerzbank AG*	13,251	176,043
Continental AG	1,506	319,816
Daimler AG	13,185	1,100,078
Deutsche Annington Immobilien SE	3,347	113,854
Deutsche Bank AG	18,887	570,897
Deutsche Boerse AG	2,642	189,344
Deutsche Lufthansa AG	3,156	52,855
Deutsche Post AG	13,251	433,572
Deutsche Telekom AG	43,476	696,874
Deutsche Wohnen AG	3,918	93,096
E.ON SE	27,401	470,549
Fraport AG Frankfurt Airport Services Worldwide	505	29,257
Fresenius Medical Care AG & Co. KGaA	2,972	222,436
Fresenius SE & Co. KGaA	5,182	270,616
Fuchs Petrolub SE, Preferred	951	38,303
GEA Group AG	2,504	110,874
Hannover Rueck SE	825	74,836
HeidelbergCement AG	1,929	137,232
Henkel AG & Co. KGaA:
Common	1,600	155,807
Preferred	2,439	263,849
Hugo Boss AG	578	70,966
Infineon Technologies AG	15,442	165,561
K+S AG	2,358	65,482
Kabel Deutschland Holding AG*	303	41,208
Lanxess AG	1,253	58,296
Linde AG	2,543	474,339
MAN SE	482	53,758
Merck KGAA	1,769	167,824
Metro AG*	2,219	67,941
Muenchener Rueckversicherungs-Gesellschaft AG	2,368	474,429
OSRAM Licht AG*	1,218	47,994
Porsche Automobil Holding SE, Preferred	2,096	170,309
RTL Group SA	529	50,273
RWE AG	6,701	209,803

12 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Germany - Cont'd
SAP SE	12,617	$892,128
Siemens AG	10,857	1,231,345
Symrise AG	1,688	102,371
ThyssenKrupp AG*	6,199	159,448
TUI AG*	2,781	44,664
United Internet AG	1,684	76,369
Volkswagen AG:
Common	404	88,033
Preferred	2,225	497,023
		15,419,273

Hong Kong - 3.1%
AIA Group Ltd.	164,940	905,195
ASM Pacific Technology Ltd.	3,291	31,292
Bank of East Asia Ltd.	17,541	70,477
BOC Hong Kong Holdings Ltd.	50,673	168,408
Cathay Pacific Airways Ltd.	16,160	35,126
Cheung Kong Holdings Ltd.	19,030	318,067
Cheung Kong Infrastructure Holdings Ltd.	8,351	61,712
CLP Holdings Ltd.	25,947	225,186
First Pacific Co. Ltd.	32,398	31,943
Galaxy Entertainment Group Ltd.	31,954	177,900
Genting Singapore plc	83,835	67,923
Hang Lung Properties Ltd.	30,709	85,594
Hang Seng Bank Ltd.	10,472	174,145
Henderson Land Development Co. Ltd.	14,378	99,633
HKT Trust & HKT Ltd.	36,289	47,129
Hong Kong & China Gas Co. Ltd.	86,398	196,316
Hong Kong Exchanges and Clearing Ltd.	15,183	334,049
Hutchison Whampoa Ltd.	29,190	334,602
Hysan Development Co. Ltd.	8,739	38,836
Kerry Properties Ltd.	8,900	32,101
Li & Fung Ltd.	80,139	74,956
Link REIT	31,642	197,341
MGM China Holdings Ltd.	13,010	32,801
MTR Corp. Ltd.	19,915	81,348
New World Development Co. Ltd.	71,185	81,434
Noble Group Ltd.	60,182	51,663
NWS Holdings Ltd.	20,496	37,488
PCCW Ltd.	55,707	38,098
Power Assets Holdings Ltd.	18,996	183,414
Sands China Ltd.	33,135	161,394
Shangri-La Asia Ltd.	14,706	20,201
Sino Land Co.	41,193	65,707
SJM Holdings Ltd.	27,106	42,664
Sun Hung Kai Properties Ltd.	22,391	338,627
Swire Pacific Ltd.	8,680	112,457
Swire Properties Ltd.	16,021	47,391
Techtronic Industries Company Ltd.	18,805	60,272
The Wharf Holdings Ltd.	20,746	149,001
WH Group Ltd. (e)*	50,147	28,565

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 13

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Hong Kong - Cont'd
Wheelock & Co. Ltd.	12,520	$58,139
Wynn Macau Ltd.	21,343	59,645
Yue Yuen Industrial Holdings Ltd.	10,160	36,519
		5,394,759

Ireland - 0.4%
Bank of Ireland*	376,697	140,458
CRH plc	10,124	243,586
James Hardie Industries plc	6,091	64,931
Kerry Group plc	2,166	149,452
Ryanair Holdings plc*	2,271	26,917
		625,344

Israel - 0.6%
Bank Hapoalim BM	14,468	68,069
Bank Leumi Le-Israel BM*	18,160	62,150
Bezeq Israeli Telecommunication Corp. Ltd.	26,242	46,542
Delek Group Ltd.	64	16,019
Israel Chemicals Ltd.	6,088	43,806
Israel Corp. Ltd.*	36	17,069
Mizrahi Tefahot Bank Ltd.*	1,894	19,819
NICE-Systems Ltd.	780	39,389
Teva Pharmaceutical Industries Ltd.	11,734	672,530
		985,393

Italy - 2.0%
Assicurazioni Generali SpA	15,989	326,756
Atlantia SpA	5,654	131,329
Banca Monte dei Paschi di Siena SpA*	59,554	33,864
Banco Popolare SC*	4,959	59,366
Enel Green Power SpA	23,963	49,789
Enel SpA	90,136	403,037
ENI SpA	34,835	608,426
Exor SpA	1,348	54,997
Finmeccanica SpA*	5,541	51,450
Intesa Sanpaolo SpA:
Milano Stock Exchange	159,365	461,036
OTC	12,769	31,432
Luxottica Group SpA	2,303	126,089
Mediobanca SpA	8,258	66,865
Pirelli & C. SpA	3,257	43,743
Prysmian SpA	2,791	50,802
Saipem SpA*	3,625	38,073
Snam SpA	27,784	137,068
Telecom Italia SpA*	138,350	146,729
Telecom Italia SpA - RSP, Preferred	82,519	68,975
Terna Rete Elettrica Nazionale SpA	20,643	93,519
UniCredit SpA	60,218	383,816
Unione di Banche Italiane SCPA	11,730	83,502
UnipolSai SpA	12,464	33,400
		3,484,063

14 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Japan - 20.5%
ABC-Mart, Inc.	360	$17,432
Acom Co. Ltd.*	5,464	16,613
Advantest Corp.	2,186	27,217
Aeon Co. Ltd.	8,692	87,427
Aeon Financial Service Co. Ltd.	1,566	30,592
Aeon Mall Co. Ltd.	1,560	27,567
Air Water, Inc.	2,040	32,316
Aisin Seiki Co. Ltd.	2,622	94,175
Ajinomoto Co., Inc.	7,733	143,189
Alfresa Holdings Corp.	2,413	29,142
Amada Co. Ltd.	4,763	40,808
ANA Holdings, Inc.	15,890	39,084
Aozora Bank Ltd.	15,817	49,054
Asahi Glass Co. Ltd.	13,812	67,398
Asahi Group Holdings Ltd.	5,297	163,382
Asahi Kasei Corp.	17,286	158,303
Asics Corp.	2,190	52,299
Astellas Pharma, Inc.	29,398	408,860
Bandai Namco Holdings, Inc.	2,432	51,583
Bank of Kyoto Ltd.	4,673	39,057
Benesse Holdings, Inc.	911	27,043
Bridgestone Corp.	8,907	309,307
Brother Industries Ltd.	3,230	58,560
Calbee, Inc.	1,005	34,669
Canon, Inc.	15,524	492,722
Casio Computer Co. Ltd.	2,762	42,386
Central Japan Railway Co.	1,974	295,933
Chiba Bank Ltd.	10,190	66,832
Chiyoda Corp.	2,138	17,572
Chubu Electric Power Co., Inc.*	8,822	103,712
Chugai Pharmaceutical Co. Ltd.	3,065	75,290
Chugoku Bank Ltd.	2,226	30,373
Chugoku Electric Power Co., Inc.	4,064	53,183
Citizen Holdings Co. Ltd.	3,619	27,823
COLOPL, Inc.	676	15,120
Credit Saison Co. Ltd.	2,031	37,762
Dai Nippon Printing Co. Ltd.	7,673	69,201
Daicel Corp.	3,748	43,852
Daihatsu Motor Co. Ltd.	2,631	34,487
Dai-ichi Life Insurance Co. Ltd.	14,763	223,865
Daiichi Sankyo Co. Ltd.	8,738	122,075
Daikin Industries Ltd.	3,211	206,954
Daito Trust Construction Co. Ltd.	993	112,353
Daiwa House Industry Co. Ltd.	8,139	154,009
Daiwa Securities Group, Inc.	22,757	177,097
Denso Corp.	6,658	310,080
Dentsu, Inc.	2,962	124,563
Don Quijote Co. Ltd.	805	54,946
East Japan Railway Co.	4,580	342,893
Eisai Co. Ltd.	3,451	133,624
Electric Power Development Co. Ltd.	1,596	53,983
FamilyMart Co. Ltd.	802	29,919

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 15

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Japan - Cont'd
FANUC Corp.	2,623	$432,589
Fast Retailing Co. Ltd.	726	264,317
Fuji Electric Co. Ltd.	7,666	30,560
Fuji Heavy Industries Ltd.	8,040	282,928
FUJIFILM Holdings Corp.	6,342	191,258
Fujitsu Ltd.	25,511	135,797
Fukuoka Financial Group, Inc.	10,595	54,663
GungHo Online Entertainment, Inc.	5,521	20,111
Gunma Bank Ltd.	5,158	33,434
Hachijuni Bank Ltd.	5,599	36,015
Hakuhodo DY Holdings, Inc.	3,192	30,573
Hamamatsu Photonics KK	974	46,509
Hankyu Hanshin Holdings, Inc.	15,669	84,240
Hikari Tsushin, Inc.	228	13,868
Hino Motors Ltd.	3,540	46,278
Hirose Electric Co. Ltd.	411	47,813
Hisamitsu Pharmaceutical Co., Inc.	781	24,501
Hitachi Chemical Co. Ltd.	1,426	25,243
Hitachi Construction Machinery Co. Ltd.	1,472	31,187
Hitachi High-Technologies Corp.	848	24,450
Hitachi Ltd.	66,188	483,971
Hitachi Metals Ltd.	2,936	49,964
Hokuhoku Financial Group, Inc.	16,657	33,642
Hokuriku Electric Power Co.	2,304	29,402
Honda Motor Co. Ltd.	22,324	648,715
HOYA Corp.	5,830	195,056
Hulic Co. Ltd.	3,265	32,435
Ibiden Co. Ltd.	1,652	24,261
Idemitsu Kosan Co. Ltd.	1,205	19,953
IHI Corp.	19,063	96,720
Iida Group Holdings Co. Ltd.	2,217	26,906
INPEX Corp.	12,014	133,205
Isetan Mitsukoshi Holdings Ltd.	4,596	56,304
Isuzu Motors Ltd.	8,132	99,145
ITOCHU Corp.	20,617	220,274
Itochu Techno-Solutions Corp.	328	11,614
Iyo Bank Ltd.	3,325	36,015
J Front Retailing Co. Ltd.	3,304	38,449
Japan Airlines Co. Ltd.	1,639	47,842
Japan Display, Inc.*	4,941	15,102
Japan Exchange Group, Inc.	3,571	83,139
Japan Prime Realty Investment Corp.	10	34,691
Japan Real Estate Investment Corp.	17	81,756
Japan Retail Fund Investment Corp.	33	69,542
Japan Tobacco, Inc.	15,063	413,308
JFE Holdings, Inc.	6,731	149,715
JGC Corp.	2,837	58,426
Joyo Bank Ltd.	8,953	44,397
JSR Corp.	2,444	41,938
JTEKT Corp.	2,811	47,576
JX Holdings, Inc.	30,755	119,733
Kajima Corp.	11,582	47,833

16 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Japan - Cont'd
Kakaku.com, Inc.	1,991	$28,604
Kamigumi Co. Ltd.	3,193	28,377
Kaneka Corp.	3,834	20,601
Kansai Electric Power Co., Inc.*	9,641	91,657
Kansai Paint Co. Ltd.	3,173	49,003
Kao Corp.	7,065	278,513
Kawasaki Heavy Industries Ltd.	19,460	88,805
KDDI Corp.	7,983	499,144
Keihan Electric Railway Co. Ltd.	6,974	37,221
Keikyu Corp.	6,419	47,508
Keio Corp.	7,921	56,807
Keisei Electric Railway Co. Ltd.	3,777	46,025
Keyence Corp.	624	276,197
Kikkoman Corp.	2,016	49,425
Kintetsu Corp.	24,803	81,749
Kirin Holdings Co. Ltd.	11,232	139,034
Kobe Steel Ltd.	42,410	73,310
Koito Manufacturing Co. Ltd.	1,321	40,261
Komatsu Ltd.	12,789	283,325
Konami Corp.	1,375	25,335
Konica Minolta, Inc.	6,305	67,961
Kubota Corp.	15,408	223,585
Kuraray Co. Ltd.	4,718	53,752
Kurita Water Industries Ltd.	1,387	28,956
Kyocera Corp.	4,395	201,297
Kyowa Hakko Kirin Co. Ltd.	3,157	29,696
Kyushu Electric Power Co., Inc.*	5,843	58,477
Lawson, Inc.	892	53,899
LIXIL Group Corp.	3,643	76,988
M3, Inc.	2,656	44,136
Mabuchi Motor Co. Ltd.	674	26,543
Makita Corp.	1,629	73,649
Marubeni Corp.	22,608	135,423
Marui Group Co. Ltd.	3,272	29,570
Maruichi Steel Tube Ltd.	643	13,688
Mazda Motor Corp.	7,337	175,993
McDonald’s Holdings Company (Japan), Ltd.	910	19,894
Medipal Holdings Corp.	1,841	21,364
MEIJI Holdings Co. Ltd.	836	76,085
Minebea Co. Ltd.	4,372	63,947
Miraca Holdings, Inc.	767	33,030
Mitsubishi Chemical Holdings Corp.	18,563	90,332
Mitsubishi Corp.	18,903	346,433
Mitsubishi Electric Corp.	26,462	314,834
Mitsubishi Estate Co. Ltd.	17,135	362,394
Mitsubishi Gas Chemical Co., Inc.	5,296	26,585
Mitsubishi Heavy Industries Ltd.	41,577	229,723
Mitsubishi Logistics Corp.	1,686	24,358
Mitsubishi Materials Corp.	15,304	50,838
Mitsubishi Motors Corp.	8,755	80,148
Mitsubishi Tanabe Pharma Corp.	3,075	45,029
Mitsubishi UFJ Financial Group, Inc.	174,618	956,428

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 17

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Japan - Cont'd
Mitsubishi UFJ Lease & Finance Co. Ltd.	6,746	$31,856
Mitsui & Co. Ltd.	23,370	312,192
Mitsui Chemicals, Inc.	11,196	31,780
Mitsui Fudosan Co. Ltd.	12,897	346,626
Mitsui OSK Lines Ltd.	14,866	44,127
Mixi, Inc.	512	19,095
Mizuho Financial Group, Inc.	316,010	530,615
MS&AD Insurance Group Holdings, Inc.	6,937	164,650
Murata Manufacturing Co. Ltd.	2,776	303,017
Nabtesco Corp.	1,580	37,904
Nagoya Railroad Co. Ltd.	11,681	43,462
NEC Corp.	33,100	96,428
Nexon Co. Ltd.	1,763	16,427
NGK Insulators Ltd.	3,588	73,844
NGK Spark Plug Co. Ltd.	2,448	73,871
NH Foods Ltd.	2,374	51,890
NHK Spring Co. Ltd.	2,172	18,937
Nidec Corp.	2,979	193,088
Nikon Corp.	4,666	61,911
Nintendo Co. Ltd.	1,454	151,430
Nippon Building Fund, Inc.	19	95,126
Nippon Electric Glass Co. Ltd.	5,451	24,556
Nippon Express Co. Ltd.	11,637	59,142
Nippon Paint Holdings Co. Ltd.	2,362	68,511
Nippon Prologis REIT, Inc.	20	43,328
Nippon Steel & Sumitomo Metal Corp.	104,107	258,181
Nippon Telegraph & Telephone Corp.	5,136	264,101
Nippon Yusen KK	22,122	62,527
Nissan Motor Co. Ltd.	34,047	296,347
Nisshin Seifun Group, Inc.	2,917	28,244
Nissin Foods Holdings Co. Ltd.	804	38,448
Nitori Holdings Co. Ltd.	940	50,478
Nitto Denko Corp.	2,141	119,647
NOK Corp.	1,303	33,069
Nomura Holdings, Inc.	49,727	282,775
Nomura Real Estate Holdings, Inc.	1,699	29,175
Nomura Research Institute Ltd.	1,540	47,254
NSK Ltd.	6,416	75,934
NTT Data Corp.	1,728	64,550
NTT DoCoMo, Inc.	20,920	306,013
NTT Urban Development Corp.	1,577	15,808
Obayashi Corp.	8,892	57,108
Odakyu Electric Railway Co. Ltd.	8,578	76,065
Oji Holdings Corp.	10,931	39,199
Olympus Corp.*	3,284	115,633
Omron Corp.	2,799	125,364
Ono Pharmaceutical Co. Ltd.	1,129	99,972
Oracle Corp. Japan	522	21,252
Oriental Land Co. Ltd.	684	156,744
ORIX Corp.	18,125	226,418
Osaka Gas Co. Ltd.	25,676	95,899
Otsuka Corp.	650	20,556

18 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Japan - Cont'd
Otsuka Holdings Co. Ltd.	5,347	$160,253
Panasonic Corp.	30,232	354,934
Park24 Co. Ltd.	1,350	19,866
Rakuten, Inc.	10,905	151,718
Recruit Holdings Co. Ltd.*	1,965	55,593
Resona Holdings, Inc.	30,234	152,486
Ricoh Co. Ltd.	9,690	98,367
Rinnai Corp.	500	33,645
Rohm Co. Ltd.	1,319	79,965
Sankyo Co. Ltd.	668	23,006
Sanrio Co. Ltd.	670	16,653
Santen Pharmaceutical Co. Ltd.	1,017	54,387
SBI Holdings, Inc.	2,767	30,024
Secom Co. Ltd.	2,875	165,058
Sega Sammy Holdings, Inc.	2,551	32,705
Seibu Holdings, Inc.	1,639	33,415
Seiko Epson Corp.	1,778	74,629
Sekisui Chemical Co. Ltd.	5,833	70,171
Sekisui House Ltd.	7,600	99,473
Seven & I Holdings Co. Ltd.	10,317	371,878
Seven Bank Ltd.	8,154	34,294
Sharp Corp.*	20,966	46,430
Shikoku Electric Power Co., Inc.*	2,443	29,594
Shimadzu Corp.	3,243	32,981
Shimamura Co. Ltd.	303	26,087
Shimano, Inc.	1,079	139,470
Shimizu Corp.	8,098	55,102
Shin-Etsu Chemical Co. Ltd.	5,621	365,427
Shinsei Bank Ltd.	22,597	39,422
Shionogi & Co. Ltd.	4,087	105,800
Shiseido Co. Ltd.	4,929	68,974
Shizuoka Bank Ltd.	7,286	66,598
Showa Shell Sekiyu KK	2,580	25,409
SMC Corp.	754	196,208
Softbank Corp.	13,153	782,209
Sompo Japan Nipponkoa Holdings, Inc.	4,550	114,261
Sony Corp.	14,359	292,125
Sony Financial Holdings, Inc.	2,382	35,100
Stanley Electric Co. Ltd.	1,954	42,206
Sumitomo Chemical Co. Ltd.	20,402	80,719
Sumitomo Corp.	15,412	158,184
Sumitomo Dainippon Pharma Co. Ltd.	2,179	21,164
Sumitomo Electric Industries Ltd.	10,328	128,769
Sumitomo Heavy Industries Ltd.	7,573	40,669
Sumitomo Metal Mining Co. Ltd.	7,168	106,884
Sumitomo Mitsui Financial Group, Inc.	17,427	629,235
Sumitomo Mitsui Trust Holdings, Inc.	45,435	173,274
Sumitomo Realty & Development Co. Ltd.	4,889	166,428
Sumitomo Rubber Industries, Inc.	2,341	34,830
Suntory Beverage & Food Ltd.	1,904	65,694
Suruga Bank Ltd.	2,474	45,297
Suzuken Co. Ltd.	964	26,623

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 19

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Japan - Cont'd
Suzuki Motor Corp.	4,993	$149,988
Sysmex Corp.	1,990	88,220
T&D Holdings, Inc.	7,932	95,357
Taiheiyo Cement Corp.	16,102	50,632
Taisei Corp.	14,053	79,936
Taisho Pharmaceutical Holdings Co. Ltd.	432	26,335
Taiyo Nippon Sanso Corp.	2,075	22,880
Takashimaya Co. Ltd.	3,634	29,123
Takeda Pharmaceutical Co. Ltd.	10,814	448,416
TDK Corp.	1,685	99,209
Teijin Ltd.	12,810	34,090
Terumo Corp.	4,160	94,675
The Bank of Yokohama Ltd.	15,923	86,361
The Hiroshima Bank Ltd.	6,849	32,532
THK Co. Ltd.	1,558	37,589
Tobu Railway Co. Ltd.	13,991	59,747
Toho Co. Ltd.	1,552	35,191
Toho Gas Co. Ltd.	5,607	27,458
Tohoku Electric Power Co., Inc.	6,197	71,936
Tokio Marine Holdings, Inc.	9,483	307,740
Tokyo Electric Power Co., Inc.*	19,805	80,646
Tokyo Electron Ltd.	2,349	178,132
Tokyo Gas Co. Ltd.	31,830	171,638
Tokyo Tatemono Co. Ltd.	5,633	40,994
Tokyu Corp.	15,572	96,536
Tokyu Fudosan Holdings Corp.	6,581	45,313
TonenGeneral Sekiyu KK	3,869	33,050
Toppan Printing Co. Ltd.	7,662	49,845
Toray Industries, Inc.	20,106	160,914
Toshiba Corp.	55,127	233,264
TOTO Ltd.	3,877	45,062
Toyo Seikan Group Holdings Ltd.	2,236	27,565
Toyo Suisan Kaisha Ltd.	1,214	39,171
Toyoda Gosei Co. Ltd.	890	17,959
Toyota Industries Corp.	2,230	113,866
Toyota Motor Corp.	37,444	2,333,373
Toyota Tsusho Corp.	2,908	67,164
Trend Micro, Inc.	1,440	39,370
Unicharm Corp.	5,100	122,642
United Urban Investment Corp.	34	53,367
USS Co. Ltd.	3,002	46,165
West Japan Railway Co.	2,254	106,732
Yahoo! Japan Corp.	19,496	70,300
Yakult Honsha Co. Ltd.	1,204	63,494
Yamada Denki Co. Ltd.	11,911	39,727
Yamaguchi Financial Group, Inc.	2,895	29,803
Yamaha Corp.	2,295	34,064
Yamaha Motor Co. Ltd.	3,592	72,189
Yamato Holdings Co. Ltd.	4,981	98,008
Yamato Kogyo Co. Ltd.	525	14,750
Yamazaki Baking Co. Ltd.	1,508	18,593

20 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Japan - Cont'd
Yaskawa Electric Corp.	3,109	$39,739
Yokogawa Electric Corp.	2,942	32,362
Yokohama Rubber Co. Ltd.	2,814	25,691
		35,754,155

Luxembourg - 0.3%
Altice SA*	1,187	93,672
ArcelorMittal	13,683	148,210
Millicom International Cellular SA (SDR)	905	67,049
ProSiebenSat.1 Media AG	2,996	126,223
SES SA (FDR)	4,160	149,230
		584,384

Netherlands - 4.7%
Aegon NV	24,978	187,418
Airbus Group NV	8,053	399,986
Akzo Nobel NV	3,322	230,373
ASML Holding NV	4,895	524,456
Boskalis Westminster NV	1,178	64,406
CNH Industrial NV	12,972	104,577
Corio NV	965	47,096
Delta Lloyd NV	2,729	59,980
Gemalto NV	1,084	88,551
Heineken Holding NV	1,380	86,506
Heineken NV	3,155	224,138
ING Groep NV (CVA)*	52,825	683,986
Koninklijke Ahold NV, Amsterdam Stock Exchange	12,247	217,712
Koninklijke DSM NV	2,360	143,509
Koninklijke KPN NV	43,856	138,274
Koninklijke Philips NV	13,100	380,376
Koninklijke Vopak NV	962	49,838
NN Group NV*	1,677	49,972
OCI NV*	1,154	40,052
QIAGEN NV*	3,184	74,566
Randstad Holding NV	1,726	83,010
Reed Elsevier NV	9,577	228,888
Royal Dutch Shell plc:
Series A	53,990	1,788,601
Series B	33,418	1,147,412
Tenaris SA	6,466	97,670
TNT Express NV	6,005	39,898
Unilever NV (CVA)	22,306	876,277
Wolters Kluwer NV	4,134	126,240
		8,183,768

New Zealand - 0.1%
Auckland International Airport Ltd., New Zealand Stock Exchange	13,041	42,886
Contact Energy Ltd.	5,020	24,964
Fletcher Building Ltd.	9,419	60,705
Meridian Energy Ltd.	17,191	23,552
Mighty River Power Ltd.	9,585	22,218

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 21

EQUITY SECURITIES - CONT'D	SHARES	VALUE

New Zealand - Cont'd
Ryman Healthcare Ltd.	5,135	$34,064
Spark New Zealand Ltd.	25,039	60,621
		269,010

Norway - 0.6%
DnB ASA	13,382	196,533
Gjensidige Forsikring ASA	2,738	44,423
Norsk Hydro ASA	18,415	103,166
Orkla ASA	11,162	75,773
Seadrill Ltd.	5,401	61,928
StatoilHydro ASA	15,282	266,754
Telenor ASA	10,280	206,464
Yara International ASA	2,458	109,493
		1,064,534

Portugal - 0.1%
Banco Comercial Portugues SA*	482,382	37,934
Banco Espirito Santo SA (b)*	34,023	269
Energias de Portugal SA	31,711	122,645
Galp Energia SGPS SA, B Shares	5,280	53,420
Jeronimo Martins SGPS SA	3,446	34,541
		248,809

Singapore - 1.5%
Ascendas Real Estate Investment Trust	27,982	50,227
CapitaCommercial Trust	28,155	37,267
CapitaLand Ltd.	35,102	87,211
CapitaMall Trust	33,179	51,052
City Developments Ltd.	5,603	43,258
ComfortDelgro Corp. Ltd.	27,812	54,447
DBS Group Holdings Ltd.	23,630	364,891
Global Logistic Properties Ltd.	43,073	80,552
Golden Agri-Resources Ltd.	96,686	33,529
Hutchison Port Holdings Trust	77,536	53,431
Jardine Cycle & Carriage Ltd.	1,461	46,911
Keppel Corp. Ltd.	19,904	132,808
Keppel Land Ltd.	9,526	24,487
Oversea-Chinese Banking Corp. Ltd.	39,760	312,477
SembCorp Industries Ltd.	13,462	45,143
SembCorp Marine Ltd.	11,446	28,194
Singapore Airlines Ltd.	7,393	64,635
Singapore Exchange Ltd.	11,006	64,709
Singapore Press Holdings Ltd.	21,918	69,619
Singapore Technologies Engineering Ltd.	21,357	54,676
Singapore Telecommunications Ltd.	109,163	320,421
StarHub Ltd.	8,272	25,903
Suntec Real Estate Investment Trust	32,492	48,027
United Overseas Bank Ltd.	17,687	326,982
UOL Group Ltd.	6,466	33,931
Wilmar International Ltd.	26,305	64,168
Yangzijiang Shipbuilding Holdings Ltd.	26,271	23,858
		2,542,814

22 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Spain - 3.4%
Abertis Infraestructuras SA	5,535	$109,354
ACS Actividades de Construccion y Servicios SA	2,399	83,069
Amadeus IT Holding SA	5,822	231,359
Banco Bilbao Vizcaya Argentaria SA:
Common	81,288	765,075
Rights*	81,288	7,771
Banco de Sabadell SA	46,712	122,378
Banco Popular Espanol SA	24,460	121,113
Banco Santander SA	169,240	1,415,213
Bankia SA*	63,085	93,528
Bankinter SA	9,231	73,608
CaixaBank	24,875	129,210
Distribuidora Internacional de Alimentacion SA	8,469	56,947
Enagas SA	2,778	87,935
Ferrovial SA	5,704	112,394
Gas Natural SDG SA	4,796	120,657
Grifols SA	2,042	81,290
Iberdrola SA	70,630	475,233
Inditex SA	14,937	428,007
International Consolidated Airlines Group SA, OTC*	13,956	103,306
Mapfre SA	12,651	42,605
Red Electrica de Espana SA	1,481	130,018
Repsol SA:
Common	13,867	257,773
Rights*	13,867	7,669
Telefonica Deutschland Holding AG*	8,146	43,505
Telefonica SA	56,088	802,314
Zardoya Otis SA	2,382	26,361
		5,927,692

Sweden - 3.0%
Alfa Laval AB	4,307	81,173
Assa Abloy AB, Series B	4,575	240,854
Atlas Copco AB:
Series A	9,195	254,988
Series B	5,343	136,387
Boliden AB	3,745	59,442
Electrolux AB, Series B	3,294	96,282
Elekta AB, Series B	5,047	51,314
Getinge AB, Series B	2,740	61,999
Hennes & Mauritz AB, B Shares	13,001	537,251
Hexagon AB, B Shares	3,494	107,640
Husqvarna AB, Series B	5,586	40,925
ICA Gruppen AB	1,059	41,292
Industrivarden AB, C Shares	2,243	38,810
Investment AB Kinnevik, Series B	3,223	104,128
Investor AB, Series B	6,237	225,164
Lundin Petroleum AB*	2,981	42,463
Nordea Bank AB	41,594	478,561
Sandvik AB	14,600	141,614
Securitas AB, Series B	4,287	51,744
Skandinaviska Enskilda Banken AB	20,800	262,108

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 23

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Sweden - Cont'd
Skanska AB, Series B	5,203	$110,810
SKF AB, Series B	5,424	113,670
Svenska Cellulosa AB SCA, Series B	8,046	173,100
Svenska Handelsbanken AB	6,835	317,930
Swedbank AB	12,401	307,398
Swedish Match AB	2,745	85,293
Tele2 AB, B Shares	4,370	52,703
Telefonaktiebolaget LM Ericsson, Series B	41,673	502,777
TeliaSonera AB	32,612	208,927
Volvo AB, Series B	21,013	226,073
		5,152,820

Switzerland - 9.5%
ABB Ltd.*	30,112	637,272
Actelion Ltd.*	1,406	161,846
Adecco SA*	2,329	159,634
Aryzta AG*	1,194	91,795
Baloise Holding AG	650	83,061
Barry Callebaut AG*	30	30,742
Chocoladefabriken Lindt & Sprungli AG:
Participation Certificate	12	59,274
Registered Shares	1	57,428
Cie Financiere Richemont SA	7,148	633,501
Coca-Cola HBC AG*	2,743	52,162
Credit Suisse Group AG*	20,907	524,404
EMS-Chemie Holding AG	112	45,497
Geberit AG	517	175,791
Givaudan SA*	126	225,420
Glencore plc*	145,382	668,791
Holcim Ltd.*	3,135	222,740
Julius Baer Group Ltd.*	3,064	139,903
Kuehne + Nagel International AG	739	100,509
Lonza Group AG*	724	81,638
Nestle SA	44,159	3,238,715
Novartis AG	31,499	2,898,487
Pargesa Holding SA	422	32,526
Partners Group Holding AG	237	68,770
Roche Holding AG	9,620	2,608,853
Schindler Holding AG:
Participation Certificates	610	88,067
Registered Shares	280	40,182
SGS SA	74	150,965
Sika AG	29	85,104
Sonova Holding AG	735	107,806
STMicroelectronics NV	8,728	65,093
Sulzer AG	328	34,865
Swatch Group AG:
Bearer Shares	422	187,487
Registered Shares	679	58,762
Swiss Life Holding AG*	439	103,799
Swiss Prime Site AG*	787	57,697
Swiss Re AG*	4,822	403,696

24 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

Switzerland - Cont'd
Swisscom AG	319	$167,600
Syngenta AG	1,272	408,666
Transocean Ltd.	4,959	90,933
UBS Group AG*	49,454	850,570
Zurich Insurance Group AG*	2,046	641,045
		16,541,096

United Kingdom - 18.4%
3i Group plc	13,312	92,465
Aberdeen Asset Management plc	12,598	84,098
Admiral Group plc	2,650	54,239
Aggreko plc	3,506	81,640
Amec Foster Wheeler plc	5,307	69,420
Anglo American plc	19,124	353,638
Antofagasta plc	5,400	62,661
ARM Holdings plc	19,233	295,993
Ashtead Group plc	6,892	121,779
Associated British Foods plc	4,878	236,871
AstraZeneca plc	17,289	1,215,541
Aviva plc	40,363	302,281
Babcock International Group plc	3,391	55,450
BAE Systems plc	43,219	315,328
Barclays plc	224,877	844,964
BG Group plc	46,706	621,351
BHP Billiton plc	28,922	618,298
BP plc	252,273	1,600,992
British American Tobacco plc	25,525	1,386,114
BT Group plc	111,467	691,560
Bunzl plc	4,578	124,727
Burberry Group plc	6,078	153,924
Capita plc	9,052	151,621
Carnival plc*	2,516	113,540
Centrica plc	68,725	295,628
Cobham plc	15,591	78,137
Compass Group plc	22,971	391,311
Croda International plc	1,859	76,556
Diageo plc	34,402	986,149
Direct Line Insurance Group plc	20,540	92,591
Dixons Carphone plc	13,394	96,419
easyJet plc	2,173	56,058
Experian plc	13,566	228,702
Fiat Chrysler Automobiles NV*	11,991	137,608
Fresnillo plc	3,027	35,901
Friends Life Group Ltd.	19,419	109,728
G4S plc	21,247	91,388
GKN plc	22,476	119,151
GlaxoSmithKline plc	66,408	1,420,026
Hammerson plc	10,739	100,317
Hargreaves Lansdown plc	3,247	50,598
HSBC Holdings plc	262,224	2,476,788
ICAP plc	7,546	52,606
IMI plc	3,717	72,725

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 25

EQUITY SECURITIES - CONT'D	SHARES	VALUE

United Kingdom - Cont'd
Imperial Tobacco Group plc	13,106	$573,639
Indivior plc*	8,899	20,710
Inmarsat plc	5,832	72,233
InterContinental Hotels Group plc	3,233	129,482
Intertek Group plc	2,209	80,030
Intu Properties plc, REIT	12,570	64,967
Investec plc	7,562	63,137
ITV plc	52,451	174,638
J Sainsbury plc	17,028	64,701
Johnson Matthey plc	2,806	147,022
Kingfisher plc	32,432	170,811
Land Securities Group plc	10,822	193,542
Legal & General Group plc	81,310	312,126
Lloyds TSB Group plc*	781,896	922,810
London Stock Exchange Group plc	3,088	106,035
Marks & Spencer Group plc	22,389	165,213
Meggitt plc	11,032	88,134
Melrose Industries plc	14,676	60,354
Merlin Entertainments plc (e)	6,940	42,822
National Grid plc	51,640	735,768
Next plc	2,100	221,378
Old Mutual plc	67,176	197,451
Pearson plc	11,225	206,374
Persimmon plc*	4,188	102,391
Petrofac Ltd.	3,552	38,503
Prudential plc	35,143	808,274
Randgold Resources Ltd.	1,205	81,487
Reckitt Benckiser Group plc	8,899	717,502
Reed Elsevier plc	15,641	265,961
Rexam plc	9,641	67,742
Rio Tinto plc	17,424	802,329
Rolls-Royce Holdings plc*	25,831	347,781
Royal Bank of Scotland Group plc*	34,624	210,071
Royal Mail plc	8,900	59,232
RSA Insurance Group plc*	13,887	93,407
SABMiller plc	13,243	684,981
Sage Group plc	14,855	107,067
Schroders plc	1,702	70,502
Segro plc	10,165	58,236
Severn Trent plc	3,280	101,640
Shire plc	8,073	570,879
Sky plc	14,138	196,668
Smith & Nephew plc	12,227	224,358
Smiths Group plc	5,401	91,363
Sports Direct International plc*	3,687	40,414
SSE plc	13,351	334,989
Standard Chartered plc	33,825	506,996
Standard Life plc	32,746	201,619
Subsea 7 SA	3,853	39,137
Tate & Lyle plc	6,400	60,085
Tesco plc	111,233	323,503
The British Land Co. plc	13,227	158,810

26 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

EQUITY SECURITIES - CONT'D	SHARES	VALUE

United Kingdom - Cont'd
The Weir Group plc	2,921	$83,559
Travis Perkins plc	3,381	97,286
Tullow Oil plc	12,467	78,839
Unilever plc	17,575	713,520
United Utilities Group plc	9,337	132,242
Vodafone Group plc	362,884	1,242,728
Whitbread plc	2,485	183,285
William Hill plc	11,982	67,345
William Morrison Supermarkets plc	28,778	81,856
Wolseley plc	3,649	207,618
WPP plc	18,041	374,078
		32,058,542

Total Equity Securities (Cost $147,899,031)		169,049,547

EXCHANGE TRADED PRODUCTS - 2.1%
iShares MSCI EAFE ETF	60,686	3,692,136

Total Exchange Traded Products (Cost $3,773,762)		3,692,136

TIME DEPOSIT - 0.3%	PRINCIPAL AMOUNT
State Street Bank Time Deposit, 0.069%, 1/2/15	$497,071	497,071

Total Time Deposit (Cost $497,071)		497,071

TOTAL INVESTMENTS (Cost $152,169,864) - 99.4%		173,238,754
Other assets and liabilities, net - 0.6%		1,112,120
NET ASSETS - 100%		$174,350,874

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 2,175,639 shares outstanding		$168,390,338
Class F: 49,741 shares outstanding		3,259,438
Undistributed net investment income		102,507
Accumulated net realized gain (loss) on investments and foreign currency transactions		(18,431,587)
Net unrealized appreciation (depreciation) on investments, foreign currencies,
and assets and liabilities denominated in foreign currencies		21,030,178

NET ASSETS		$174,350,874

NET ASSET VALUE PER SHARE
Class I (based on net assets of $170,424,767)		$78.33
Class F (based on net assets of $3,926,107)		$78.93

See notes to financial statements.

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(b)    This security was valued under the direction of the Board of Directors. See Note A.
(e)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*    Non-income producing security.
Abbreviations:
CVA: Certificaten Van Aandelen
ETF: Exchange Traded Fund
FDR: Fiduciary Depositary Receipts
plc: Public Limited Company
REIT: Real Estate Investment Trust
SDR: Swedish Depositary Receipts
See notes to financial statements.

28 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $350,527)	$6,197,048
Interest income	719
Total investment income	6,197,767

Expenses:
Investment advisory fee	961,611
Transfer agency fees and expenses	18,082
Administrative fees	171,716
Distribution Plan expenses:
Class F	7,218
Directors' fees and expenses	34,663
Custodian fees	232,768
Reports to shareholders	75,972
Professional fees	60,141
Accounting fees	27,626
Licensing fees	78,660
Miscellaneous	31,657
Total expenses	1,700,114
Reimbursement from Advisor:
Class F	(4,593)
Net expenses	1,695,521

NET INVESTMENT INCOME	4,502,246

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,506,110
Foreign currency transactions	(72,125)
1,433,985

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	(18,669,195)
Assets and liabilities denominated in foreign currencies	(43,633)
(18,712,828)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(17,278,843)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($12,776,597)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2014	YEAR ENDED DECEMBER 31, 2013
Operations:
Net investment income	$4,502,246	$3,262,013
Net realized gain (loss)	1,433,985	1,254,858
Change in unrealized appreciation (depreciation)	(18,712,828)	24,347,900

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(12,776,597)	28,864,771

Distributions to shareholders from:
Net investment income:
Class I shares	(4,488,001)	(3,511,567)
Class F shares	(86,279)	(62,016)
Total distributions	(4,574,280)	(3,573,583)

Capital share transactions:
Shares sold:
Class I shares	43,703,214	16,622,125
Class F shares	2,027,994	916,016
Reinvestment of distributions:
Class I shares	4,488,001	3,511,567
Class F shares	86,279	62,016
Shares redeemed:
Class I shares	(19,976,029)	(28,260,195)
Class F shares	(940,769)	(423,507)
Total capital share transactions	29,388,690	(7,571,978)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,037,813	17,719,210

NET ASSETS
Beginning of year	162,313,061	144,593,851
End of year (including undistributed net investment income of $102,507 and $226,739, respectively)	$174,350,874	$162,313,061

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	503,078	207,500
Class F shares	23,454	11,357
Reinvestment of distributions:
Class I shares	56,753	42,140
Class F shares	1,082	740
Shares redeemed:
Class I shares	(235,815)	(352,857)
Class F shares	(11,029)	(5,244)
Total capital share activity	337,523	(96,364)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP EAFE International Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s

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closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Exchange traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2014, securities valued at $2,922, or 0% of net assets, were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2014, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Equity securities*	$1,005,580	$168,043,967	**	$0	***	$169,049,547
Exchange traded products	3,692,136	—		—		3,692,136
Other debt obligations	—	497,071		—		497,071
TOTAL	$4,697,716	$168,541,038		$0	***	$173,238,754

* For further breakdown of equity securities by country, please refer to the Statement of Net Assets.
** Includes certain securities trading primarily outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading.
*** Level 3 securities represent 0.0% of net assets.

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On December 31, 2014, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities. At December 31, 2014, securities valued at $167,522,409 were transferred out of Level 1 and into Level 2.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain, are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .56% of the Portfolio’s average daily net assets. Under the terms of the agreement, $84,105 was payable at year end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2015. The contractual expense caps are 1.19% for Class F and .99% for Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $14,982 was payable at year end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares.

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The expenses paid may not exceed .20% annually of the average daily net assets of Class F. Under the terms of the agreement, $682 was payable at year end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $12,395 for the year ended December 31, 2014. Under the terms of the agreement, $1,071was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000 ($44,000 effective January 1, 2015). Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $74,879,880 and $47,623,090, respectively.

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE
31-Dec-15	($112,767)
31-Dec-16	(15,302,273)
31-Dec-17	(15,978)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Capital losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.
The tax character of dividends and distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$4,574,280	$3,573,583
Total	$4,574,280	$3,573,583
As of December 31, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$31,525,437
Unrealized (depreciation)	(13,767,829)
Net unrealized appreciation/(depreciation)	$17,757,608

Undistributed ordinary income	$413,220
Capital loss carryforward	($15,431,018)

Federal income tax cost of investments	$155,481,146
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, passive foreign investment companies, and capital loss limitations under Internal Revenue Code Section 382
Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to foreign currency transactions and passive foreign investment companies.

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Undistributed net investment income	($52,198)
Accumulated net realized gain (loss)	52,198
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2014.
For the year ended December 31, 2014, borrowing information by the Portfolio under the Agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month Of Maximum Amount Borrowed
$31,144	1.34%	$1,740,611	February 2014
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the year ended December 31, 2014, the Portfolio considers $2.57 per share as income derived from foreign sources and $.15 per share as foreign taxes paid.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,
CLASS I SHARES	2014 (z)	2013 (z)	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$85.97	$72.87	$63.54	$74.78	$70.89
Income from investment operations:
Net investment income	2.24	1.70	1.70	1.85	1.27
Net realized and unrealized gain (loss)	(7.75)	13.34	9.30	(11.37)	3.49
Total from investment operations	(5.51)	15.04	11.00	(9.52)	4.76
Distributions from:
Net investment income	(2.13)	(1.94)	(1.67)	(1.72)	(0.87)
Net realized gain	—	—	—	—	—
Total distributions	(2.13)	(1.94)	(1.67)	(1.72)	(0.87)
Total increase (decrease) in net asset value	(7.64)	13.10	9.33	(11.24)	3.89
Net asset value, ending	$78.33	$85.97	$72.87	$63.54	$74.78

Total return*	(6.44%)	20.72%	17.34%	(12.71%)	6.71%
Ratios to average net assets: A
Net investment income	2.63%	2.15%	2.51%	2.53%	1.84%
Total expenses	0.98%	0.97%	0.96%	1.00%	1.07%
Expenses before offsets	0.98%	0.97%	0.96%	0.95%	0.95%
Net expenses	0.98%	0.97%	0.96%	0.95%	0.95%
Portfolio turnover	28%	12%	16%	24%	77%
Net assets, ending (in thousands)	$170,425	$159,182	$142,443	$122,329	$182,192

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	DECEMBER 31,
CLASS F SHARES	2014 (z)	2013 (z)	2012 (z)	2011 (z)	2010 (z)
Net asset value, beginning	$86.41	$73.19	$65.66	$76.90	$73.19
Income from investment operations:
Net investment income	2.03	1.49	1.80	1.67	1.33
Net realized and unrealized gain (loss)	(7.74)	13.44	9.36	(11.60)	3.42
Total from investment operations	(5.71)	14.93	11.16	(9.93)	4.75
Distributions from:
Net investment income	(1.77)	(1.71)	(3.63)	(1.31)	(1.04)
Net realized gain	—	—	—	—	—
Total distributions	(1.77)	(1.71)	(3.63)	(1.31)	(1.04)
Total increase (decrease) in net asset value	(7.48)	13.22	7.53	(11.24)	3.71
Net asset value, ending	$78.93	$86.41	$73.19	$65.66	$76.90

Total return*	(6.62%)	20.47%	17.05%	(12.90%)	6.50%
Ratios to average net assets: A
Net investment income	2.37%	1.85%	2.66%	2.24%	1.86%
Total expenses	1.32%	1.26%	1.25%	1.25%	1.30%
Expenses before offsets	1.19%	1.19%	1.18%	1.16%	1.15%
Net expenses	1.19%	1.19%	1.18%	1.16%	1.15%
Portfolio turnover	28%	12%	16%	24%	77%
Net assets, ending (in thousands)	$3,926	$3,131	$2,150	$6,429	$7,152

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 10, 2014, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's

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compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with that of other mutual funds deemed to be in its peer group or peer universe, as applicable, by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2014. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2014, and underperformed its Lipper index for the three- and five-year periods ended June 30, 2014. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of Portfolio expenses and fair valuation determinations on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was above the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board noted that the Advisor is currently reimbursing a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the

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Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor and that the Advisor is currently reimbursing a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's risk management processes; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2014, as compared to the Portfolio's peer group or peer universe, as applicable, and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor was not a material factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 79	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 64	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 69	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	23	• Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 68	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15	• Wells Fargo Company- NYSE • Kellogg Company - NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation
ARTHUR J. PUGH AGE: 77	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
JOHN HENRY STREUR, JR. * AGE: 55	Director & Chair (CVS) President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since 1/1/15); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through 1/1/12); President and Director, The Managers Funds and Managers AMG Funds (through 1/1/12).	37
•
Portfolio 21 Investments, Inc. (through October 2014)
•
Managers Investment Group LLC (through 1/1/12)
•
The Managers Funds (through 1/1/12)
•
Managers AMG Funds (through 1/1/12)
•
Calvert Social Investment Foundation

WILLIAM LESTER* AGE: 57	Director & President (CVS) Director & Chair (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13	• Ameritas Investment Partners, Inc. • Ameritas Investment Corp. • Griffin Realty, LLC • Universal and Inland Insurance Companies • U.S. Bank -Lincoln • Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ROBERT DOUGLAS BENSON, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 41	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014).
Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc.(2005-2010).

THOMAS A. DAILEY AGE: 50	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH AGE: 39	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP
Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 56	Acting Chief Financial Officer & Assistant Treasurer	2014	Acting Chief Financial Officer (since September 2014) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for Calvert Investment Management, Inc. since 2009.
TRACI L. GOLDT AGE: 41	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel, Calvert Investments, Inc. (prior to 2011)
HUI PING HO, CPA Age: 50	Assistant Treasurer	2000 CVS 2008 CVP	Assistant Treasurer and Tax Compliance Manager of Calvert Investments, Inc.
VISHAL KHANDUJA AGE: 36	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
AUGUSTO DIVO MACEDO, Esq. AGE: 52	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 59	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 67	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 47	Vice President	2008	Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities.
MICHAEL V. YUHAS JR., CPA AGE: 53	Fund Controller & Assistant Treasurer	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.
*    The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.
Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 12/31/13		Fiscal Year ended 12/31/14
	$	%*	$	% *

(a) Audit Fees	$209,620	0%	$203,523	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$35,040	0%	$33,330	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$244,660	0%	$236,853	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.
(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/13		Fiscal Year ended 12/31/14
$	%*	$	% *

$292,500	0%*	$28,146	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-
3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    A copy of the Registrant’s Code of Ethics.

Attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE PRODUCTS, INC.

By:     /s/ John H. Streur, Jr.
John H. Streur, Jr.
President -- Principal Executive Officer

Date: March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur, Jr.
John H. Streur, Jr.
President -- Principal Executive Officer

Date: March 2, 2015

/s/ Robert J. Enderson
    Robert J. Enderson
Assistant Treasurer -- Principal Financial Officer

Date: March 2, 2015